                           CRESTFUNDS-Registered Trademark-


                       Investors Class A and Investors Class B

                                      PROSPECTUS
                                    MARCH 30, 1999


                                   CASH RESERVE FUND
                                  TAX FREE MONEY FUND
                                 INTERMEDIATE BOND FUND
                                  GOVERNMENT BOND FUND
                        VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
                              VIRGINIA MUNICIPAL BOND FUND
                              MARYLAND MUNICIPAL BOND FUND
                                      VALUE FUND
                               CAPITAL APPRECIATION FUND
                                  SPECIAL EQUITY FUND



                INVESTMENT ADVISER:  CRESTAR ASSET MANAGEMENT COMPANY

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED ANY FUND SHARES OR
         DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE.
             IT IS A CRIME FOR ANYONE TO TELL YOU OTHERWISE.

                             HOW TO READ THIS PROSPECTUS

CrestFunds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Class A and Class B Shares of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT THE FUNDS.

FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:


---------------

                                                                      PAGE
     CASH RESERVE FUND                                                  5
     TAX FREE MONEY FUND                                                9
     INTERMEDIATE BOND FUND                                            12
     GOVERNMENT BOND FUND                                              16
     VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND                         20
     VIRGINIA MUNICIPAL BOND FUND                                      23
     MARYLAND MUNICIPAL BOND FUND                                      26
     VALUE FUND                                                        29
     CAPITAL APPRECIATION FUND                                         32
     SPECIAL EQUITY FUND                                               35
     MORE INFORMATION ABOUT RISK                                       39
     FUND INVESTMENTS                                                  43
     THE INVESTMENT ADVISER AND INVESTMENT TEAM                        43
     PURCHASING, SELLING AND EXCHANGING FUND SHARES                    45
     DIVIDENDS, DISTRIBUTIONS AND TAXES                                56
     DISTRIBUTION OF FUND SHARES
     FINANCIAL HIGHLIGHTS                                              58
     HOW TO OBTAIN MORE INFORMATION ABOUT
        CRESTFUNDS                                             INSIDE BACK COVER

RISK RETURN SUMMARY


INTRODUCTION

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.


Each Fund has its own investment goal and strategies for reaching that goal. Crestar Asset Management Company (the Adviser) invests Fund assets in a way that the Adviser believes will help the Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency.


The value of your investment in a Fund (other than a money market fund) is based on the market value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

CASH RESERVE FUND AND TAX FREE MONEY FUND TRY TO MAINTAIN A CONSTANT PRICE PER SHARE OF $1.00, BUT THERE IS NO GUARANTEE THAT A FUND WILL ACHIEVE THIS GOAL.

CHOOSING CLASS A OR CLASS B SHARES

Class A and Class B Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

          CLASS A SHARES
          Front-end sales charge (except for money market funds)
          Lower annual expenses
          $1,000 ($500 for IRAs and "CrestFunds Account Builder" Accounts) minimum initial investment

          CLASS B SHARES
          Contingent deferred sales charge
          Higher annual expenses
          $1,000 ($500 for IRAs and "CrestFunds Account Builder" Accounts) minimum initial investment

CASH RESERVE FUND


FUND SUMMARY

Investment Goal                       High current income, while maintaining
                                      a share price of $1.00

Investment Focus                      Money market instruments

Share Price Volatility                Very low

Principal Investment Strategy         Investing in a broad range of short-
                                      term, high quality U.S. dollar
                                      denominated debt securities

Investor Profile                      Conservative, income-oriented investors
                                      with short- to medium-term time
                                      horizons who seek current income,
                                      preservation of capital and liquidity


INVESTMENT STRATEGY OF THE CASH RESERVE FUND

The Fund invests primarily in U.S. dollar denominated money market instruments, such as U.S. Government securities; short-term debt obligations of high quality corporate issuers including commercial paper, notes and bonds; high quality debt obligations of foreign issuers; repurchase agreements; and obligations of institutions such as banks and insurance companies including certificates of deposit, bankers' acceptances and time deposits. The Fund's portfolio is comprised only of short-term, high quality debt securities. High quality securities are securities rated in the top two ratings categories by a nationally recognized statistical rating organization. The Fund will maintain an average maturity of 90 days or less, and will acquire only securities that have a remaining maturity of 397 days or less. The Fund's investment approach, with its emphasis on high quality, short-term money market instruments, is expected to produce current income with low risk to principal.



PRINCIPAL RISKS OF INVESTING IN THE CASH RESERVE FUND


Although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in a money market fund.

The Fund can be expected to produce lower income levels than fixed-income funds that invest in longer-term securities.

PERFORMANCE INFORMATION

Class B Shares of this Fund are available through exchange only.

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The performance of Class A and Class B Shares will differ due to differences in expenses.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.*


                                 1994         3.56%
                                 1995         5.48%
                                 1996         4.95%
                                 1997         5.17%
                                 1998         5.07%


                             BEST QUARTER   WORST QUARTER
                                1.40%           0.62%
                              (6/30/95)       (3/31/94)


*  The performance information shown above is based on a calendar year.


THIS TABLE COMPARES THE FUND'S RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1998 TO THOSE OF THE IBC/FINANCIAL DATA FIRST TIER AVERAGE.


CLASS A SHARES                          1 YEAR      5 YEARS     SINCE INCEPTION
--------------------------------------------------------------------------------
Cash Reserve Fund                       5.07%        4.84%           4.57%*
IBC/Financial Data First Tier Average   4.96%        4.79%           4.56%**

*Since May 4, 1993

**Since May 31, 1993


CLASS A SHARES                                           7 DAY YIELD
--------------------------------------------------------------------
Cash Reserve Fund                                           4.54%
IBC/Financial Data First Tier Average                       4.52%



CLASS B SHARES                                1 YEAR         SINCE INCEPTION
--------------------------------------------------------------------------------
Cash Reserve Fund                             (0.92)%             3.48%*
IBC/Financial Data First Tier Average          4.96%              5.03%**


*Since April 19, 1995

**Since April 30, 1995


CLASS B SHARES                                           7 DAY YIELD
--------------------------------------------------------------------
Cash Reserve Fund                                           3.60%
IBC/Financial Data First Tier Average                       4.52%

WHAT IS AN AVERAGE?

An Average measures the share prices of a specific group of mutual funds with a particular investment objective. You cannot invest directly in an average. The IBC/Financial Data First Tier Average is a composite of mutual funds with investment goals similar to the Fund's goals.



FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE SHAREHOLDER FEES THAT YOU MAY PAY IF YOU PURCHASE OR SELL FUND SHARES. YOU WOULD PAY THESE FEES DIRECTLY FROM YOUR INVESTMENT IN THE FUND.

SHAREHOLDER FEES                                     CLASS A SHARES    CLASS B SHARES
-------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases         None              None
(as a percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a               None             5.00%
percentage of the lesser of net asset value or
the offering price)
Maximum Sales Charge (Load) Imposed on Reinvested        None              None
Dividends and other Distributions (as a
percentage of offering price)
Redemption Fee (as a percentage of amount                None              None
redeemed, if applicable)
Exchange Fee                                             None              None
Maximum Account Fee                                      None              None



ANNUAL FUND OPERATING EXPENSES* +


                                             CLASS A SHARES    CLASS B SHARES
--------------------------------------------------------------------------------
Management Fees                                  0.36%             0.36%
Distribution and Service (12b-1) Fees            0.40%             1.00%
Other Expenses                                   0.28%             0.28%
                                                 -----             -----
Total Annual Fund Operating Expenses             1.04%             1.64%

EVERY MUTUAL FUND HAS OPERATING EXPENSES TO PAY FOR SERVICES SUCH AS PROFESSIONAL ADVISORY, SHAREHOLDER, DISTRIBUTION, ADMINISTRATION AND CUSTODY SERVICES AND OTHER COSTS OF DOING BUSINESS. THIS TABLE DESCRIBES THE HIGHEST FEES AND EXPENSES THAT YOU MAY PAY INDIRECTLY IF YOU HOLD SHARES OF THE FUND.

* The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and the Distributor are voluntarily waiving a portion of their fees. Actual Management Fees, Distribution Fees and Total Operating Expenses are 0.36%, 0.00% and 0.64% for Class A Shares, respectively, and 0.36%, 0.95% and 1.59% for Class B Shares, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "The Investment Adviser and Investment Team" and "Dividends, Distributions and Taxes."


+ The Annual Fund Operating Expenses have been restated from fiscal year amounts to reflect current fees.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                       1 YEAR        3 YEARS        5 YEARS         10 YEARS
--------------------------------------------------------------------------------
Class A Shares          $106           $331            $574          $1,271
Class B Shares          $667           $817          $1,092          $1,705

TAX FREE MONEY FUND


FUND SUMMARY

Investment Goal                       High current income exempt from federal
                                      income tax, while maintaining a share
                                      price of $1.00

Investment Focus                      Money market instruments

Share Price Volatility                Very low

Principal Investment Strategy         Investing in high quality municipal
                                      securities

Investor Profile                      Conservative, income-oriented investors
                                      with short- to medium-term time
                                      horizons who seek current tax exempt
                                      income, preservation of capital and
                                      liquidity


INVESTMENT STRATEGY OF THE TAX FREE MONEY FUND


The Fund invests primarily in high quality municipal securities that are free from federal income tax. The Fund focuses on municipal securities that pay interest that is not includable in federal alternative minimum tax calculations, however, the Fund reserves the right to invest up to 20% of the value of its net assets in securities, including private bonds, the interest on which is fully taxable or subject to the alternative minimum tax. As a fundamental policy, at least 80% of the Fund's income will, under normal circumstances, be exempt from such taxes. Subject to such limitation, the Fund may invest in any taxable investment, including repurchase agreements. The Fund's portfolio is diversified among issuers and comprised only of short term, high quality debt securities. High quality securities are securities rated in the top two ratings categories by a nationally recognized statistical rating organization. The Fund will maintain an average weighted maturity of 90 days or less, and will acquire only securities that have a remaining maturity of 397 days or less. The Fund's investment approach, with its emphasis on high-quality, short-term money market instruments, is expected to produce current income with low risk to principal.


PRINCIPAL RISKS OF INVESTING IN THE TAX FREE MONEY FUND

Although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in a money market fund.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities.

The Fund can be expected to produce lower income levels than fixed-income funds that invest in longer-term securities.

PERFORMANCE INFORMATION

Class B Shares of this Fund are currently not available.

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.*


                                 1994         2.11%
                                 1995         3.27%
                                 1996         3.10%
                                 1997         3.07%
                                 1998         2.92%


                             BEST QUARTER   WORST QUARTER
                                0.91%           0.37%
                              (3/31/96)       (3/31/94)


*  The performance information shown above is based on a calendar year.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1998 TO THOSE OF THE IBC/FINANCIAL DATA ALL TAX-FREE AVERAGE.


CLASS A SHARES                            1 YEAR     5 YEARS    SINCE INCEPTION
-------------------------------------------------------------------------------
Tax Free Money Fund                        2.92%       2.89%         2.74%*
IBC/Financial Data All Tax-Free Average    2.93%       2.96%         2.86%**


*Since May 5, 1993

**Since May 31, 1993


CLASS A SHARES                                             7 DAY YIELD
----------------------------------------------------------------------
Tax Free Money Fund                                           3.11%
IBC/Financial Data All Tax-Free Average                       2.98%



WHAT IS AN AVERAGE?

An average measures the share prices of a specific group of mutual funds with a particular investment objective. You cannot invest directly in an average. The IBC/Financial Data All Tax-Free Average is a composite of mutual funds with investment goals similar to the Fund's goals.

FUND FEES AND EXPENSES


THIS TABLE DESCRIBES THE SHAREHOLDER FEES THAT YOU MAY PAY IF YOU PURCHASE OR SELL FUND SHARES. YOU WOULD PAY THESE FEES DIRECTLY FROM YOUR INVESTMENT IN THE FUND.

SHAREHOLDER FEES                                                CLASS A SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a               None
percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a percentage of net         None
asset value)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends          None
and other Distributions (as a percentage of offering price)
Redemption Fee (as a percentage of amount redeemed, if               None
applicable)
Exchange Fee                                                         None
Maximum Account Fee                                                  None


ANNUAL FUND OPERATING EXPENSES* +


                                                          CLASS A SHARES
--------------------------------------------------------------------------------
Management Fees                                               0.40%
Distribution and Service (12b-1) Fees                         0.40%
Other Expenses                                                0.27%
                                                              -----
Total Annual Fund Operating Expenses                          1.07%


EVERY MUTUAL FUND HAS OPERATING EXPENSES TO PAY FOR SERVICES SUCH AS PROFESSIONAL ADVISORY, SHAREHOLDER, DISTRIBUTION, ADMINISTRATION AND CUSTODY SERVICES AND OTHER COSTS OF DOING BUSINESS. THIS TABLE DESCRIBES THE HIGHEST FEES AND EXPENSES THAT YOU MAY PAY INDIRECTLY IF YOU HOLD SHARES OF THE FUND.

* The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and the Distributor are voluntarily waiving a portion of their fees. Actual Management Fees, Distribution Fees and Total Operating Expenses are 0.40%, 0.00% and 0.67%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "The Investment Adviser and Investment Team" and "Dividends, Distributions and Taxes."


+ The Annual Fund Operating Expenses have been restated from fiscal year amounts to reflect current fees.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                          1 YEAR       3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
Class A Shares             $109          $340           $590         $1,306

INTERMEDIATE BOND FUND


FUND SUMMARY

Investment Goal                       High current income

Investment Focus                      Bonds and other fixed income securities

Share Price Volatility                Medium

Principal Investment Strategy         Investing in investment grade fixed
                                      income debt obligations of domestic
                                      issuers

Investor Profile                      Conservative, income-oriented investors
                                      who have a medium-term time horizon and
                                      who seek a relatively high level of
                                      current income and are willing to
                                      tolerate a moderate degree of price
                                      fluctuation


INVESTMENT STRATEGY OF THE INTERMEDIATE BOND FUND

The Fund invests primarily in bonds and other fixed income securities issued by domestic issuers such as corporate obligations; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; commercial paper which is rated Prime-1 by Moody's or A-1 by S&P; and asset-backed and mortgage-backed securities. All such instruments must be investment grade. Investment grade securities are securities rated in the top four ratings categories by a nationally recognized statistical rating organization. In selecting the Fund's investments, the Adviser will consider preservation of capital, the potential for realizing capital appreciation, sector rotation, maturity and yield to maturity. The Adviser will monitor the Fund's investments in response to its appraisal of changing economic conditions and trends. The Fund is managed to maintain a dollar-weighted average maturity of between five and ten years. The Fund's investment approach, with its emphasis on bonds and other fixed-income securities is expected to produce current income with moderate risk to capital.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


PRINCIPAL RISKS OF INVESTING IN THE INTERMEDIATE BOND FUND

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


PERFORMANCE INFORMATION

Class B Shares of this Fund are currently not available.

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.*

The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.


                                 1994        (4.83)%
                                 1995        18.08%
                                 1996         1.67%
                                 1997         8.51%
                                 1998         6.66%

                             BEST QUARTER   WORST QUARTER
                                6.41%          (3.95)%
                              (6/30/95)       (3/31/94)


*  The performance information shown above is based on a calendar year.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1998 TO THOSE OF THE LEHMAN BROTHERS AGGREGATE BOND INDEX.

CLASS A SHARES                          1 YEAR      5 YEARS    SINCE INCEPTION
--------------------------------------------------------------------------------
Intermediate Bond Fund                   3.46%       5.11%         5.08%*
Lehman Brothers Aggregate Bond Index     8.67%       7.27%         7.34%**


*Since May 11, 1993

**Since May 31, 1993

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.


FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE SHAREHOLDER FEES THAT YOU MAY PAY IF YOU PURCHASE OR SELL FUND SHARES. YOU WOULD PAY THESE FEES DIRECTLY FROM YOUR INVESTMENT IN THE FUND.

SHAREHOLDER FEES                                                CLASS A SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a              3.00%
percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a percentage of net         None
asset value)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends          None
and other Distributions (as a percentage of offering price)
Redemption Fee (as a percentage of amount redeemed, if               None
applicable)
Exchange Fee                                                         None
Maximum Account Fee                                                  None


ANNUAL FUND OPERATING EXPENSES* +


                                                            CLASS A SHARES
--------------------------------------------------------------------------------
Management Fees                                                  0.60%
Distribution and Service (12b-1) Fees                            0.15%
Other Expenses                                                   0.28%
                                                                 -----
Total Annual Fund Operating Expenses                             1.03%


EVERY MUTUAL FUND HAS OPERATING EXPENSES TO PAY FOR SERVICES SUCH AS PROFESSIONAL ADVISORY, SHAREHOLDER, DISTRIBUTION, ADMINISTRATION AND CUSTODY SERVICES AND OTHER COSTS OF DOING BUSINESS. THIS TABLE DESCRIBES THE HIGHEST FEES AND EXPENSES THAT YOU MAY PAY INDIRECTLY IF YOU HOLD SHARES OF THE FUND.

* The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and the Distributor are voluntarily waiving a portion of their fees. Actual Management Fees, Distribution Fees and Total Operating Expenses are 0.60%, 0.00% and 0.88%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "The Investment Adviser and Investment Team" and "Dividends, Distributions and Taxes."


+ The Annual Fund Operating Expenses have been restated from fiscal year amounts to reflect current fees.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                1 YEAR      3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Class A Shares                   $402         $618        $852        $1,522

GOVERNMENT BOND FUND


FUND SUMMARY

Investment Goal                        High current income with preservation
                                       of capital

Investment Focus                       Bonds and other fixed income
                                       securities

Share Price Volatility                 Medium

Principal Investment Strategy          Investing in bonds issued or
                                       guaranteed by the U.S. Government, its
                                       agencies or instrumentalities

Investor Profile                       Conservative, income-oriented
                                       investors who have a medium- to long-
                                       term time horizon and who seek a
                                       high level of current income and are
                                       willing to tolerate a moderate degree
                                       of price fluctuation


INVESTMENT STRATEGY OF THE GOVERNMENT BOND FUND

The Fund invests primarily in bonds and other fixed income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities including U.S. Treasury Bonds, Notes and Bills, Government National Mortgage Association mortgage-backed pass-through certificates and mortgage-backed securities issued by the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation. Under normal conditions, at least 65% of the Fund's total assets will be invested in U.S. Government securities, including bonds and repurchase agreements secured by U.S. Government securities. Any remaining assets may be invested in fixed income securities that are not U.S. Government securities. There are no limits on the dollar-weighted average portfolio maturity of the Fund. The Fund's investment approach, with its emphasis on debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities is expected to produce current income with moderate risk to principal.


Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


PRINCIPAL RISKS OF INVESTING IN THE GOVERNMENT BOND FUND

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


PERFORMANCE INFORMATION

Class A Shares of this Fund are currently available only through conversion of Class B Shares after seven years.

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class B Shares from year to year.*

The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

                                 1996        (0.46)%
                                 1997         7.33%
                                 1998         6.86%

                             BEST QUARTER   WORST QUARTER
                                3.55%          (3.21)%
                              (9/30/98)       (3/31/96)


*  The performance information shown above is based on a calendar year.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1998 TO THOSE OF THE LEHMAN BROTHERS GOVERNMENT BOND INDEX.

CLASS B SHARES                                 1 YEAR         SINCE INCEPTION
--------------------------------------------------------------------------------
Government Bond Fund                           1.86%               6.30%*
Lehman Brothers Government Bond Index          9.85%               9.18%**


*Since April 19, 1995

**Since April 30, 1995


WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.


FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE SHAREHOLDER FEES THAT YOU MAY PAY IF YOU PURCHASE OR SELL FUND SHARES. YOU WOULD PAY THESE FEES DIRECTLY FROM YOUR INVESTMENT IN THE FUND.

SHAREHOLDER FEES                                               CLASS B SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a              None
percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a percentage of           5.00%
the lesser of net asset value or the offering price)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends         None
and other Distributions (as a percentage of offering price)
Redemption Fee (as a percentage of amount redeemed, if              None
applicable)
Exchange Fee                                                        None
Maximum Account Fee                                                 None


ANNUAL FUND OPERATING EXPENSES* +


                                                           CLASS B SHARES
--------------------------------------------------------------------------------
Management Fees                                                 0.60%
Distribution and Service (12b-1) Fees                           1.00%
Other Expenses                                                  0.26%
                                                                -----
Total Annual Fund Operating Expenses                            1.86%


EVERY MUTUAL FUND HAS OPERATING EXPENSES TO PAY FOR SERVICES SUCH AS PROFESSIONAL ADVISORY, SHAREHOLDER, DISTRIBUTION, ADMINISTRATION AND CUSTODY SERVICES AND OTHER COSTS OF DOING BUSINESS. THIS TABLE DESCRIBES THE HIGHEST FEES AND EXPENSES THAT YOU MAY PAY INDIRECTLY IF YOU HOLD SHARES OF THE FUND.


* The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and the Distributor are voluntarily waiving a portion of their fees. Actual Management Fees, Distribution Fees and Total Operating Expenses are 0.50%, 0.95% and 1.62%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "The Investment Adviser and Investment Team" and "Dividends, Distributions and Taxes."


+ The Annual Fund Operating Expenses have been restated from fiscal year amounts to reflect current fees.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                            1 YEAR       3 YEARS       5 YEARS      10 YEARS
--------------------------------------------------------------------------------

                                    Page 18 of 63

Class B Shares               $689         $885         $1,206        $1,848

VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND


FUND SUMMARY

Investment Goal                       High current income exempt from
                                      federal and Virginia income tax

Investment Focus                      Virginia municipal bonds

Share Price Volatility                Low to medium

Principal Investment Strategy         Investing in municipal bonds of
                                      investment grade quality

Investor Profile                      Conservative, income-oriented
                                      investors who are Virginia residents,
                                      have short- to medium-term time
                                      horizons, and seek current tax exempt
                                      income with a relatively low to
                                      moderate degree of price fluctuation


INVESTMENT STRATEGY OF THE VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

The Fund invests primarily (at least 80% of its assets) in municipal bonds which are free from federal and Virginia income tax. Such investments include fixed, variable, or floating rate general obligation and revenue bonds; zero coupon and asset-backed securities; tax; revenue, or bond anticipation notes; and tax exempt commercial paper. All such instruments must be investment grade. Investment grade securities are securities rated in the top four ratings categories by a nationally recognized statistical rating organization. In selecting the Fund's investments, stability and growth of principal are considered. The Fund is managed to maintain a dollar-weighted average maturity of between five and ten years. The Fund's investment approach, with its emphasis on municipal bonds, is expected to produce current income with moderate risk to principal.

PRINCIPAL RISKS OF INVESTING IN THE VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

The Fund is subject to the risk that its market segment, Virginia municipal securities, may underperform other equity market segments or the equity market as a whole.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund's concentration of investments in securities of issuers located in Virginia subjects the Fund to economic and government policies of that state. As a result the Fund will be more susceptible to factors which adversely affect issuers of Virginia obligations than a mutual fund that does not have as great a concentration in Virginia municipal obligations.


The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.


PERFORMANCE INFORMATION

Class B Shares of this Fund are currently not available.

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.*

The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

                                 1994         (6.47)%
                                 1995         14.37%
                                 1996          2.94%
                                 1997          7.24%
                                 1998          5.32%
                             BEST QUARTER   WORST QUARTER
                                6.10%          (6.72)%
                              (3/31/95)       (3/31/94)


*  The performance information shown above is based on a calendar year.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1998 TO THOSE OF THE LEHMAN BROTHERS GENERAL OBLIGATION BOND INDEX.


CLASS A SHARES                                    1 YEAR   5 YEARS   SINCE INCEPTION
------------------------------------------------------------------------------------
Virginia Intermediate Municipal Bond Fund         1.59%     3.72%       4.27%*
Lehman Brothers General Obligation Bond Index     5.85%     5.36%       5.67%**


*Since May 5, 1993

**Since May 31, 1993


WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE SHAREHOLDER FEES THAT YOU MAY PAY IF YOU PURCHASE OR SELL FUND SHARES. YOU WOULD PAY THESE FEES DIRECTLY FROM YOUR INVESTMENT IN THE FUND.

SHAREHOLDER FEES                                            CLASS A SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                3.50%
(as a percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a percentage            None
of net asset value)
Maximum Sales Charge (Load) Imposed on Reinvested                None
Dividends and other Distributions (as a percentage of
offering price)
Redemption Fee (as a percentage of amount redeemed,              None
if applicable)
Exchange Fee                                                     None
Maximum Account Fee                                              None


ANNUAL FUND OPERATING EXPENSES* +


                                                           CLASS A SHARES
--------------------------------------------------------------------------------
Management Fees                                                0.50%
Distribution and Service (12b-1) Fees                          0.15%
Other Expenses                                                 0.29%
                                                               -----
Total Annual Fund Operating Expenses                           0.94%


EVERY MUTUAL FUND HAS OPERATING EXPENSES TO PAY FOR PROFESSIONAL ADVISORY, SHAREHOLDER, DISTRIBUTION, ADMINISTRATION AND CUSTODY SERVICES AND OTHER COSTS OF DOING BUSINESS. THIS TABLE DESCRIBES THE HIGHEST FEES AND EXPENSES THAT YOU MAY PAY INDIRECTLY IF YOU HOLD SHARES OF THE FUND.

* The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and the Distributor are voluntarily waiving a portion of their fees. Actual Management Fees, Distribution Fees and Total Operating Expenses are 0.50%, 0.00% and 0.79%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "The Investment Adviser and Investment Team" and "Dividends, Distributions and Taxes."


+ The Annual Fund Operating Expenses have been restated from fiscal year amounts to reflect current fees.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A Shares                         $443      $639       $852      $1,464

VIRGINIA MUNICIPAL BOND FUND


FUND SUMMARY

Investment Goal                       High current income exempt from federal
                                      and Virginia income tax

Investment Focus                      Virginia municipal bonds

Share Price Volatility                Medium

Principal Investment Strategy         Investing in municipal bonds of
                                      investment grade quality

Investor Profile                      Conservative, income-oriented investors
                                      who are Virginia residents, have medium- to long-term time horizons, seek current tax exempt income and are willing to tolerate a moderate degree of price fluctuation

INVESTMENT STRATEGY OF THE VIRGINIA MUNICIPAL BOND FUND

The Fund invests primarily (at least 80% of its assets) in municipal bonds which are free from federal and Virginia income tax. Such investments include fixed, variable, or floating rate general obligation and revenue bonds; zero coupon and asset-backed securities; tax revenue, or bond anticipation notes; and tax exempt commercial paper. All such instruments must be investment grade. Investment grade securities are securities rated in the top four ratings categories by a nationally recognized statistical rating organization. There are no limits on the dollar weighted average portfolio maturity of the Fund. The Fund's investment approach, with its emphasis on municipal bonds, is expected to produce current income with moderate risk to principal.


PRINCIPAL RISKS OF INVESTING IN THE VIRGINIA MUNICIPAL BOND FUND

The Fund is subject to the risk that its market segment, Virginia municipal securities, may underperform other equity market segments or the equity market as a whole.


There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.


The Fund's concentration of investments in securities of issuers located in Virginia subjects the Fund to economic and government policies of that state. As a result, the Fund will be more susceptible to factors which adversely affect issuers of Virginia obligations than a mutual fund that does not have as great a concentration in Virginia municipal obligations.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.




PERFORMANCE INFORMATION

Class A Shares of this Fund are currently available only through conversion of Class B Shares after seven years.

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class B Shares from year to year.*

This chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.


                                 1996         0.81%
                                 1997         7.91%
                                 1998         4.83%

                             BEST QUARTER   WORST QUARTER
                               3.18%           (2.93)%
                              (6/30/97)       (3/31/96)


*  The performance information shown above is based on a calendar year.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1998 TO THOSE OF THE LEHMAN BROTHERS GENERAL OBLIGATION BOND INDEX.

CLASS B SHARES                                   1 YEAR        SINCE INCEPTION
--------------------------------------------------------------------------------
Virginia Municipal Bond Fund                     (0.17)%           4.95%*
Lehman Brothers General Obligation Bond Index     6.68%            7.99%**

*Since April 17, 1995

**Since April 30, 1995


WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE SHAREHOLDER FEES THAT YOU MAY PAY IF YOU PURCHASE OR SELL FUND SHARES. YOU WOULD PAY THESE FEES DIRECTLY FROM YOUR INVESTMENT IN THE FUND.

SHAREHOLDER FEES                                                CLASS B SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a              None
percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a percentage
of the lesser of net asset value or the offering price)            5.00%
Maximum Sales Charge (Load) Imposed on Reinvested                   None
Dividends and other Distributions (as a percentage of
offering price)
Redemption Fee (as a percentage of amount redeemed,                 None
if applicable)
Exchange Fee                                                        None
Maximum Account Fee                                                 None


ANNUAL FUND OPERATING EXPENSES* +


                                                                 CLASS B SHARES
--------------------------------------------------------------------------------
Management Fees                                                       0.60%
Distribution and Service (12b-1) Fees                                 1.00%
Other Expenses                                                        0.31%
                                                                      -----
Total Annual Fund Operating Expenses                                  1.91%


EVERY MUTUAL FUND HAS OPERATING EXPENSES TO PAY FOR SERVICES SUCH AS PROFESSIONAL ADVISORY, SHAREHOLDER, DISTRIBUTION, ADMINISTRATION AND CUSTODY SERVICES AND OTHER COSTS OF DOING BUSINESS. THIS TABLE DESCRIBES THE HIGHEST FEES AND EXPENSES THAT YOU MAY PAY INDIRECTLY IF YOU HOLD SHARES OF THE FUND.


* The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and the Distributor are voluntarily waiving a portion of their fees. Actual Management Fees, Distribution Fees and Total Operating Expenses are 0.50%, 0.95% and 1.65%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "The Investment Adviser and Investment Team" and "Dividends, Distributions and Taxes."


+ The Annual Fund Operating Expenses have been restated from fiscal year amounts to reflect current fees.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                        1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B Shares                           $694      $900      $1,232    $1,902

MARYLAND MUNICIPAL BOND FUND


FUND SUMMARY

Investment Goal                       High current income exempt from federal
                                      and Maryland income tax

Investment Focus                      Maryland municipal bonds

Share Price Volatility                Medium

Principal Investment Strategy         Investing in municipal bonds of
                                      investment grade quality

Investor Profile                      Conservative, income-oriented investors
                                      who are Maryland residents, have
                                      medium-to long-term time horizons, seek
                                      current tax exempt income and are willing to tolerate a moderate degree of price fluctuation


INVESTMENT STRATEGY OF THE MARYLAND MUNICIPAL BOND FUND

The Fund invests primarily (at least 80% of its assets) in municipal bonds which are free from federal and Maryland income tax. Such investments include fixed, variable, or floating rate general obligation and revenue bonds; zero coupon and asset-backed securities; tax revenue, or bond anticipation notes; and tax exempt commercial paper. All such instruments must be investment grade. Investment grade securities are securities rated in the top four ratings categories by a nationally recognized statistical rating organization. There are no limits on the dollar weighted average portfolio maturity of the Fund. The Fund's investment approach, with its emphasis on municipal bonds, is expected to produce current income with moderate risk to principal.


PRINCIPAL RISKS OF INVESTING IN THE MARYLAND MUNICIPAL BOND FUND

The Fund is subject to the risk that its market segment, Maryland municipal securities, may underperform other equity market segments or the equity market as a whole.


There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.


The Fund's concentration of investments in securities of issuers located in Maryland subjects the Fund to economic and government policies of that state.
As a result, the Fund will be more susceptible to factors which adversely affect issuers of Maryland obligations than a mutual fund that does not have as great a concentration in Maryland municipal obligations.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.


PERFORMANCE INFORMATION

Class A Shares of this Fund are currently available only through conversion of Class B Shares after seven years.

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in performance of the Fund's Class B Shares from year to year.*

The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

                                 1997         7.90%
                                 1998         4.91%

                             BEST QUARTER   WORST QUARTER
                                3.35%          (0.91)%
                              (6/30/97)       (3/31/97)


*  The performance information shown above is based on a calendar year.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1998 TO THOSE OF THE LEHMAN BROTHERS GENERAL OBLIGATION BOND INDEX.



CLASS B SHARES                                    1 YEAR      SINCE INCEPTION
--------------------------------------------------------------------------------
Maryland Municipal Bond Fund                      (0.09)%        5.16%*
Lehman Brothers General Obligation Bond Index      6.68%         7.99%**


*Since April 25, 1996

**Since April 30, 1996


WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE SHAREHOLDER FEES THAT YOU MAY PAY IF YOU PURCHASE OR SELL FUND SHARES. YOU WOULD PAY THESE FEES DIRECTLY FROM YOUR INVESTMENT IN THE FUND.

SHAREHOLDER FEES                                                 CLASS B SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a                 None
percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a percentage of the          5.00%
lesser of net asset value or the offering price)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends            None
and other Distributions (as a percentage of offering price)
Redemption Fee (as a percentage of amount redeemed, if applicable)     None
Exchange Fee                                                           None
Maximum Account Fee                                                    None


ANNUAL FUND OPERATING EXPENSES* +


                                                                 CLASS B SHARES
--------------------------------------------------------------------------------
Management Fees                                                       0.60%
Distribution and Service (12b-1) Fees                                 1.00%
Other Expenses                                                        0.39%
                                                                      -----
Total Annual Fund Operating Expenses                                  1.99%



EVERY MUTUAL FUND HAS OPERATING EXPENSES TO PAY FOR SERVICES SUCH AS PROFESSIONAL ADVISORY, SHAREHOLDER, DISTRIBUTION, ADMINISTRATION AND CUSTODY SERVICES AND OTHER COSTS OF DOING BUSINESS. THIS TABLE DESCRIBES THE HIGHEST FEES AND EXPENSES THAT YOU MAY PAY INDIRECTLY IF YOU HOLD SHARES OF THE FUND.


* The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and the Distributor are voluntarily waiving a portion of their fees. Actual Management Fees, Distribution Fees and Total Operating Expenses are 0.25%, 0.95% and 1.59%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "The Investment Adviser and Investment Team" and "Dividends, Distributions and Taxes."


+ The Annual Fund Operating Expenses have been restated from fiscal year amounts to reflect current fees.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                        1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B Shares                           $702      $924      $1,273    $1,988

VALUE FUND


FUND SUMMARY

Investment Goal                       Long-term capital appreciation

Investment Focus                      Common stocks

Share Price Volatility                Medium

Principal Investment Strategy         Investing in a diversified portfolio of
                                      equity securities of domestic companies
                                      with market capitalizations of at least
                                      $1 billion

Investor Profile                      Investors with medium- to long-term time
                                      horizons who can tolerate a moderate
                                      degree of price fluctuation and who wish to establish core equity holdings of a diversified investment portfolio


INVESTMENT STRATEGY OF THE VALUE FUND

The Fund invests primarily in common stock of domestic companies with market capitalizations of at least $1 billion. Such investments include securities convertible into common stock, such as convertible bonds and convertible preferred stock rated investment grade or better. Investment grade securities are securities rated in the top four ratings categories by a nationally recognized statistical rating organization. The Adviser selects these stocks from a list of companies traded in the U.S. securities markets. In choosing its investments, the Adviser considers the fundamental characteristics of growth and value in determining the price to earnings ratio and the financial strength of the Fund's securities. The Fund's investment approach, with its emphasis on common stocks of larger capitalization companies, is expected to provide returns consistent with the performance of the U.S. stock market.


PRINCIPAL RISKS OF INVESTING IN THE VALUE FUND

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The performance of Class A and Class B Shares will differ due to differences in expenses.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.*

The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

                                 1994         (0.91)%
                                 1995         29.45%
                                 1996         19.12%
                                 1997         27.58%
                                 1998         18.25%

                             BEST QUARTER   WORST QUARTER
                               17.35%          (10.35)%
                              (6/30/97)       (9/30/98)


*  The performance information shown above is based on a calendar year.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1998 TO THOSE OF THE S&P 500 COMPOSITE INDEX.


CLASS A SHARES                          1 YEAR    5 YEARS   SINCE INCEPTION
--------------------------------------------------------------------------------
Value Fund                              12.90%    17.10%       16.07%*
S&P 500 Composite Index                 28.60%    24.05%       22.40%**

*Since May 7, 1993

**Since May 31, 1993


CLASS B SHARES                               1 YEAR         SINCE INCEPTION
--------------------------------------------------------------------------------
Value Fund                                   12.28%             20.98%*
S&P 500 Composite Index                      28.60%             29.32%**


*Since April 19, 1995
**Since April 30, 1995


WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE SHAREHOLDER FEES THAT YOU MAY PAY IF YOU PURCHASE OR SELL FUND SHARES. YOU WOULD PAY THESE FEES DIRECTLY FROM YOUR INVESTMENT IN THE FUND.

SHAREHOLDER FEES                             CLASS A SHARES      CLASS B SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on            4.50%                None
Purchases (as a percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a         None               5.00%
percentage of the lesser of net asset value
or the offering price)
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and other Distributions       None                None
(as a percentage of offering price)
Redemption Fee (as a percentage of amount          None                None
redeemed, if applicable)
Exchange Fee                                       None                None
Maximum Account Fee                                None                None



ANNUAL FUND OPERATING EXPENSES* +


                                             CLASS A SHARES      CLASS B SHARES
--------------------------------------------------------------------------------
Management Fees                                   0.75%               0.75%
Distribution and Service (12b-1) Fees             0.15%               1.00%
Other Expenses                                    0.28%               0.28%
                                                  -----               -----
Total Annual Fund Operating Expenses              1.18%               2.03%


EVERY MUTUAL FUND HAS OPERATING EXPENSES TO PAY FOR SERVICES SUCH AS PROFESSIONAL ADVISORY, SHAREHOLDER, DISTRIBUTION, ADMINISTRATION AND CUSTODY SERVICES AND OTHER COSTS OF DOING BUSINESS. THIS TABLE DESCRIBES THE HIGHEST FEES AND EXPENSES THAT YOU MAY PAY INDIRECTLY IF YOU HOLD SHARES OF THE FUND.


* The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and the Distributor are voluntarily waiving a portion of their fees. Actual Management Fees, Distribution Fees and Total Operating Expenses are 0.75%, 0.15% and 1.18% for Class A Shares, respectively, and 0.75%, 0.90% and 1.93% for Class B Shares, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "The Investment Adviser and Investment Team" and "Dividends, Distributions and Taxes."


+ The Annual Fund Operating Expenses have been restated from fiscal year amounts to reflect current fees.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                        1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A Shares                           $565      $808     $1,070     $1,817
Class B Shares                           $706      $937     $1,293     $2,031

CAPITAL APPRECIATION FUND


FUND SUMMARY

Investment Goal                       Long-term capital appreciation

Investment Focus                      Common stocks

Share Price Volatility                High

Principal Investment Strategy         Investing in equity securities of
                                      domestic companies with above average
                                      growth rates and medium to large market
                                      capitalizations

Investor Profile                      Investors with long-term time horizons
                                      who can tolerate a moderate to above
                                      average degree of price fluctuation


INVESTMENT STRATEGY OF THE CAPITAL APPRECIATION FUND

The Fund invests primarily in common stock of domestic companies with medium to large market capitalizations of at least $250 million. Such investments include securities convertible into common stock, such as convertible bonds and convertible preferred stock rated investment grade or better. Investment grade securities are securities rated in the top four ratings categories by a nationally recognized statistical rating organization. The Adviser selects these stocks from a list of companies traded in the U.S. securities markets. In choosing its investments, the Adviser considers the fundamental characteristics of growth and value in determining the price to earnings ratio and the financial strength of the Fund's securities. The Fund's investment approach, with its emphasis on common stocks, is expected to provide returns consistent with the performance of the U.S. stock market.


PRINCIPAL RISKS OF INVESTING IN THE CAPITAL APPRECIATION FUND

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may have limited product lines, markets and financial resources.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The performance of Class A and Class B Shares will differ due to differences in expenses.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.*

The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.


                                 1994         (2.31)%
                                 1995         23.79%
                                 1996         20.98%
                                 1997         26.70%
                                 1998         28.94%

                             BEST QUARTER   WORST QUARTER
                               26.37%          (13.61)%
                              (12/31/98)      (9/30/98)


*  The performance information shown above is based on a calendar year.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1998 TO THOSE OF THE RUSSELL 1000 GROWTH INDEX.


CLASS A SHARES                          1 YEAR    5 YEARS   SINCE INCEPTION
--------------------------------------------------------------------------------
Capital Appreciation Fund               23.14%    17.95%       17.41%*
Russell 1000 Growth Index               38.71%    25.70%       23.69%**

*Since May 7, 1993

**Since May 31, 1993


CLASS B SHARES                                    1 YEAR    SINCE INCEPTION
--------------------------------------------------------------------------------
Capital Appreciation Fund                         22.85%       23.09%*
Russell 1000 Growth Index                         38.71%       34.01%**

*Since September 2, 1997

**Since August 31, 1997


WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE SHAREHOLDER FEES THAT YOU MAY PAY IF YOU PURCHASE OR SELL FUND SHARES. YOU WOULD PAY THESE FEES DIRECTLY FROM YOUR INVESTMENT IN THE FUND.


SHAREHOLDER FEES                               CLASS A SHARES    CLASS B SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on            4.50%               None
Purchases (as a percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a        None                5.00%
percentage of the lesser of net asset value
or the offering price)
Maximum Sales Charge (Load) Imposed on            None                None
Reinvested Dividends and other Distributions
(as a percentage of offering price)
Redemption Fee (as a percentage of amount         None                None
redeemed, if applicable)
Exchange Fee                                      None                None
Maximum Account Fee                               None                None


ANNUAL FUND OPERATING EXPENSES* +


                                             CLASS A SHARES      CLASS B SHARES
--------------------------------------------------------------------------------
Management Fees                                   0.75%               0.75%
Distribution and Service (12b-1) Fees             0.15%               1.00%
Other Expenses                                    0.28%               0.28%
                                                  -----               -----
Total Annual Fund Operating Expenses              1.18%               2.03%


EVERY MUTUAL FUND HAS OPERATING EXPENSES TO PAY FOR SERVICES SUCH AS PROFESSIONAL ADVISORY, SHAREHOLDER, DISTRIBUTION, ADMINISTRATION AND CUSTODY SERVICES AND OTHER COSTS OF DOING BUSINESS. THIS TABLE DESCRIBES THE HIGHEST FEES AND EXPENSES THAT YOU MAY PAY INDIRECTLY IF YOU HOLD SHARES OF THE FUND.


* The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and the Distributor are voluntarily waiving a portion of their fees. Actual Management Fees, Distribution Fees and Total Operating Expenses are 0.75%, 0.00% and 1.03% for Class A Shares, respectively, and 0.75%, 0.95% and 1.98% for Class B Shares, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "The Investment Adviser and Investment Team" and "Dividends, Distributions and Taxes."


+ The Annual Fund Operating Expenses have been restated from fiscal year amounts to reflect current fees.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                        1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A Shares                           $565      $808     $1,070     $1,817
Class B Shares                           $706      $937     $1,293     $2,031

SPECIAL EQUITY FUND


FUND SUMMARY

Investment Goal                       Long-term capital appreciation

Investment Focus                      Common stocks

Share Price Volatility                High

Principal Investment Strategy         Investing in equity securities of
                                      domestic companies with market
                                      capitalizations between $250 million and
                                      $2 billion

Investor Profile                      Investors with long-term time horizons
                                      who can tolerate an above average degree of price fluctuation


INVESTMENT STRATEGY OF THE SPECIAL EQUITY FUND

The Fund invests primarily in common stock of domestic companies with market capitalizations between $250 million and $2 billion. Such investments include securities convertible into common stock, such as convertible bonds and convertible preferred stock. The Fund may also invest in securities having common stock characteristics, such as rights and warrants. Representative industries may include, but are not limited to, technology, health care and biotechnology, environmental services, communications, energy and alternative energy. In choosing its investments, the Adviser considers the fundamental characteristics of growth and value in determining the price to earnings ratio and the financial strength of the Fund's securities. The Fund's investment approach, with its emphasis on common stocks of smaller capitalization companies, is expected to offer potentially higher returns and a significant level of volatility relative to equity funds that invest in stocks of larger companies.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


PRINCIPAL RISKS OF INVESTING IN THE SPECIAL EQUITY FUND

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may have limited product lines, markets and financial resources.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends.


PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The performance of Class A and Class B Shares will differ due to differences in expenses.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.*

The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

                                 1994        (10.89)%
                                 1995         24.32%
                                 1996         15.69%
                                 1997         23.07%
                                 1998         (8.61)%

                             BEST QUARTER    WORST QUARTER
                                21.49%         (27.25)%
                              (12/31/98)      (9/30/98)


*  The performance information shown above is based on a calendar year.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1998 TO THOSE OF THE RUSSELL 2000 GROWTH INDEX.


CLASS A SHARES                               1 YEAR    5 YEARS   SINCE INCEPTION
--------------------------------------------------------------------------------
Special Equity Fund                          (12.72)%    6.60%      8.24%*
Russell 2000 Growth Index                      1.23%    10.22%     11.42%**

*Since May 5, 1993

**Since May 31, 1993



CLASS B SHARES                                    1 YEAR         SINCE INCEPTION
--------------------------------------------------------------------------------
Special Equity Fund                               (13.95)%          10.49%*
Russell 2000 Growth Index                           1.23%           12.83%**

*Since April 5, 1995

**Since April 30, 1995


WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.


FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE SHAREHOLDER FEES THAT YOU MAY PAY IF YOU PURCHASE OR SELL FUND SHARES. YOU WOULD PAY THESE FEES DIRECTLY FROM YOUR INVESTMENT IN THE FUND.

SHAREHOLDER FEES                             CLASS A SHARES      CLASS B SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on            4.50%               None
Purchases (as a percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a        None                5.00%
percentage of the lesser of net asset
value or the offering price)
Maximum Sales Charge (Load) Imposed on            None                None
Reinvested Dividends and other Distributions
(as a percentage of offering price)
Redemption Fee (as a percentage of amount         None                None
redeemed, if applicable)
Exchange Fee                                      None                None
Maximum Account Fee                               None                None


ANNUAL FUND OPERATING EXPENSES* +


                                             CLASS A SHARES      CLASS B SHARES
--------------------------------------------------------------------------------
Management Fees                                  0.75%               0.75%
Distribution and Service (12b-1) Fees            0.15%               1.00%
Other Expenses                                   0.27%               0.27%
                                                 -----               -----
Total Annual Fund Operating Expenses             1.17%               2.02%


EVERY MUTUAL FUND HAS OPERATING EXPENSES TO PAY FOR SERVICES SUCH AS PROFESSIONAL ADVISORY, SHAREHOLDER, DISTRIBUTION, ADMINISTRATION AND CUSTODY SERVICES AND OTHER COSTS OF DOING BUSINESS. THIS TABLE DESCRIBES THE HIGHEST FEES AND EXPENSES THAT YOU MAY PAY INDIRECTLY IF YOU HOLD SHARES OF THE FUND.


* The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and the Distributor are voluntarily waiving a portion of their fees. Actual Management Fees, Distribution Fees and Total Operating Expenses are 0.75%, 0.00% and 1.02% for Class A Shares, respectively, and 0.75%, 0.95% and 1.97% for Class B Shares, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "The Investment Adviser and Investment Team" and "Dividends, Distributions and Taxes."


+ The Annual Fund Operating Expenses have been restated from fiscal year amounts to reflect current fees.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                        1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A Shares                           $564      $805     $1,065     $1,806
Class B Shares                           $705      $934     $1,288     $2,021

MORE INFORMATION ABOUT RISK

EQUITY RISK - Investments in equity securities    Intermediate Bond Fund
and equity derivatives in general are subject
to market risks that may cause their prices to    Value Fund
fluctuate over time.  The value of securities
convertible into equity securities, such as       Capital Appreciation Fund
warrants or convertible debt, is also affected by prevailing interest rates, the credit quality Special Equity Fund of the issuer and any call provision.
Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.


     CONVERTIBLE SECURITIES - Convertible         Intermediate Bond Fund
     securities have characteristics of both
     fixed income and  equity securities.  The    Value Fund
     value of the convertible security tends to
     move with the market value of the            Capital Appreciation Fund
     underlying stock, but may also be affected
     by interest rates, credit quality of the     Special Equity Fund
     issuer and any call provisions.



FIXED INCOME RISK - The market value of fixed     Intermediate Bond Fund
income investments change in response to
interest rate changes and other factors.          Government Bond Fund
During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:


     CALL RISK - During periods of falling        Intermediate Bond Fund
     interest rates, certain debt obligations
     with high interest rates may be prepaid      Government Bond Fund
     (or called) by the issuer prior to
     maturity.  This may cause a Fund's
     average weighted maturity to fluctuate,
     and may require a Fund to invest the
     resulting proceeds, at lower interest
     rates.

     CREDIT RISK - The possibility that an        Intermediate Bond Fund
     issuer will be unable to make timely
     payments of either principal or interest.    Government Bond Fund
     Since a Fund purchases securities backed by credit enhancements from banks and other financial institutions, changes in the credit ratings of these institutions could cause a Fund to lose money and may affect a Fund's share price.


MUNICIPAL ISSUER RISK - There may be economic     Virginia Intermediate
or political changes that impact the ability      Municipal Bond Fund
of municipal issuers to repay principal and
to make interest payments on municipal            Virginia Municipal Bond Fund
securities.  Changes to the financial
condition or credit rating of municipal issuers   Maryland Municipal Bond Fund
may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes. In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund also may be riskier than mutual funds that buy securities of issuers in numerous states.


MORTGAGE-BACKED SECURITIES - Mortgage-backed      Intermediate Bond Fund
securities are fixed income securities
representing an interest in a pool of underlying Government Bond Fund mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments must be reinvested at lower interest rates.
Prepayment risk may make it difficult to calculate the average maturity of a fund mortgage-backed securities and, therefore, to assess the volatility risk of that fund.

FOREIGN SECURITY RISKS - Investments in
securities of foreign companies or
governments can be more volatile than             Intermediate Bond Fund
investments in U.S. companies or governments.
Diplomatic, political, or economic developments,  Value Fund including nationalization or appropriation,
could affect investments in foreign countries.    Capital Appreciation Fund
Foreign securities markets generally have less
trading volume and less liquidity than U.S.       Special Equity Fund
markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S.
securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.


EVENT RISK - Securities may suffer declines       Intermediate Bond Fund
in credit quality and market value due
to corporate or governmental restructurings.      Government Bond Fund
While this risk may be high for certain
securities held by a Fund, the overall risk should be reduced because of the Fund's multiple holdings.

YEAR 2000 RISK - The Funds depend on the smooth   All Funds
functioning of computer systems in almost every aspect of their business. Like other mutual funds, businesses and individuals around the world, the Funds could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000, and distinguish between the year 2000 and the year 1900. The Funds have asked their service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and are seeking assurances from each service provider that they are devoting significant resources to prevent material adverse consequences to the Funds.
While it is likely that such assurances will be obtained, the Funds and their shareholders may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which the Funds do business.

FUND INVESTMENTS

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information (SAI). Of course, we cannot guarantee that any Fund will achieve its investment goal.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each municipal bond fund may invest up to 100% of its assets in short-term municipal obligations, money market instruments and shares of money market mutual funds; each equity fund may invest up to 100% of its assets in high quality short-term debt securities and money market instruments, including repurchase agreements, and in the securities of other open-end management investment companies investing primarily in money market instruments. When a Fund is investing for temporary defensive purposes, it is not pursuing its investment goal.

THE INVESTMENT ADVISER AND INVESTMENT TEAM

INVESTMENT ADVISER

The Investment Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Directors supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Crestar Asset Management Company serves as the Adviser to the Funds. As of December 31, 1998, Crestar Asset Management Company had approximately $17 billion in assets under management. For the fiscal year ended November 30, 1998, Crestar Asset Management Company received advisory fees of:

     CASH RESERVE FUND                                 0.36%
     TAX FREE MONEY FUND                               0.40%
     INTERMEDIATE BOND FUND                            0.60%
     GOVERNMENT BOND FUND                              0.50%
     VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND         0.50%
     VIRGINIA MUNICIPAL BOND FUND                      0.50%
     MARYLAND MUNICIPAL BOND FUND                      0.25%
     VALUE FUND                                        0.75%
     CAPITAL APPRECIATION FUND                         0.75%
     SPECIAL EQUITY FUND                               0.75%

On December 31, 1998, Crestar Financial Corporation (Crestar), the parent of Crestar Bank which is the parent of Crestar Asset Management Corporation, the Funds' Adviser, was acquired by SunTrust Banks, Inc. (SunTrust). On February 19, 1999, the Board of Directors of the CrestFunds approved a plan of reorganization with the STI Classic Funds (mutual funds that are served by investment advisers that are subsidiaries of SunTrust). Under the plan of reorganization, shareholders of each Fund of the CrestFunds will receive shares of a comparable class of the corresponding STI Fund. This plan of reorganization will be submitted for approval by shareholders of the CrestFunds at a Special Meeting of Shareholders expected to be held on May 7, 1999. The plan is also conditioned upon receiving the appropriate exemptive relief from the Securities and Exchange Commission.





INVESTMENT TEAM

The Funds are managed by teams of investment professionals from the Crestar Asset Management Company. No one person is primarily responsible for making investment recommendations to the teams.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to buy, sell (sometimes called "redeem") or exchange Class A and Class B Shares of the Funds.


The classes have different expenses and other characteristics.


          CLASS A SHARES
          -    Front-end sales charge (except for money market funds)
          -    Lower annual expenses
          - $1,000 ($500 for IRAs and "CrestFunds Account Builder" Accounts) minimum initial investment


          CLASS B SHARES
          -    Contingent deferred sales charge
          -    Higher annual expenses
          - $1,000 ($500 for IRAs and "CrestFunds Account Builder" Accounts) minimum initial investment


For some investors the minimum initial investment for Class A and Class B Shares may be lower.


Class A and Class B Shares are for individual and institutional investors.


HOW TO PURCHASE FUND SHARES

You may purchase shares directly:
- Through a Crestar Securities Corporation Investment Representative (Financial Consultant);
-    by mail;
-    by telephone; or
-    by wire.





For more information regarding the purchase of shares, please call 1-800-273-7827. You must complete and return a signed account application for each account you open. Write your check, payable in U.S. dollars to the name of the Fund. We cannot accept third-party checks, credit cards, or cash.


You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.


GENERAL INFORMATION


You may purchase shares on any day that the New York Stock Exchange and the Federal Reserve are open for business (a Business Day). Shares cannot be purchased by Federal Reserve Wire on days when either the New York Stock Exchange or the Federal Reserve is closed.

A Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order plus, in the case of Class A Shares, the applicable front-end sales charge.

The Adviser calculates each bond and equity fund's NAV once each Business
Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m., Eastern time). The NAV of the Tax Free Money Fund is determined as of 12:00 noon, Eastern time and as of the regularly-scheduled close of normal trading on the NYSE. The NAV of the Cash Reserve Fund is determined as of 1:00 p.m., Eastern time and as of the regularly-scheduled close of normal trading on the NYSE. So, to be eligible to receive dividends declared on the day you submit your purchase order, generally a Fund must receive your order before 4:00 p.m., Eastern time for each non-money market fund, 12:00 noon, Eastern time for the Tax Free Money Fund, and 1:00 p.m., Eastern time for the Cash Reserve Fund.

HOW WE CALCULATE NAV

NAV for one fund share is the value of that share's portion of all of the assets in the Fund.

In calculating NAV, the Adviser generally values a Fund's investment portfolio at market price (except the Cash Reserve Fund and Tax Free Money Fund). If market prices are unavailable or the Adviser believes that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Directors.

In calculating NAV for the Cash Reserve Fund and the Tax Free Money Fund, we generally value a Fund's investment portfolio using the amortized cost valuation method, which is described in detail in our SAI. If this method is determined to be unreliable during certain market conditions or for other reasons, fair value prices may be determined in good faith using methods approved by the Board of Directors.

Some Funds hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the NAV of these Fund shares may change on days when you cannot purchase or sell Fund shares.

MINIMUM PURCHASES

To purchase Class A Shares or Class B Shares for the first time, you must invest at least $1,000 ($500 for IRAs) in any Fund. All subsequent purchases must be at least $100 ($50 for IRAs).

A Fund may accept investments of smaller amounts for either class of shares at our discretion. Please refer to the CrestFunds Account Builder section for more information regarding minimum purchases.

ELECTRONIC FUNDS TRANSFER SERVICE

ELECTRONIC FUNDS TRANSFER SERVICE is a telephone activated service that allows certain shareholders of the Funds to transfer money quickly and easily between the CrestFunds and your bank account(s). To use ELECTRONIC FUNDS TRANSFER SERVICE, you must first contact your Crestar Securities Corporation Investment Representative and complete the ELECTRONIC FUNDS TRANSFER SERVICE application and authorization agreements. Once you have signed up to use, simply call us at 1-800-273-7827 to complete all of your purchase and redemption transactions. Allow two to three business days after the call for the transfer to take place.


CRESTFUNDS ACCOUNT BUILDER

If you have a checking or savings account with a Crestar affiliate bank, you may purchase shares of either class automatically through regular deductions from your account. With a $500 minimum initial investment, you may begin regularly scheduled investments of $50 per monthly transaction per Fund.


WIRE

You may make additional investments in a Fund by wiring Federal funds from your bank account. You must call the Customer Service Center before wiring funds. Federal funds should be wired to:

The Chase Manhattan Bank, N.A.
ABA # 021000021
DDA #910-2-733368

All wires should include the name of the Fund, account number, your name(s) and the control number assigned by the Financial Consultant.

SALES CHARGES


FRONT-END SALES CHARGES - CLASS A SHARES

The offering price of Class A Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales load.

The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment. Class A Shares of the money market funds are offered at NAV without a sales charge. Reduced sales charges are applicable to purchases of $50,000 or more of Class A Shares of a Fund alone or in combination with purchases of Class A Shares of other Funds.

VALUE FUND, CAPITAL APPRECIATION FUND AND SPECIAL EQUITY FUND


                                                      CLASS A SALES
                                                    CHARGES AS A % OF
                                                    -----------------
                                                                                  DEALER
                                                                                CONCESSION
                                                                   NET          (AS A % OF
                                                  OFFERING        AMOUNT         OFFERING
AMOUNT OF PURCHASE IN SINGLE TRANSACTION           PRICE         INVESTED         PRICE)
------------------------------------------------------------------------------------------
Less than $50,000                                   4.50%          4.71%           4.05%
$50,000 to less than $100,000                       4.00%          4.17%           3.60%
$100,000 to less than $250,000                      3.50%          3.63%           3.15%
$250,000 to less than $500,000                      3.00%          3.09%           2.70%
$500,000 to less than $1,000,000                    2.50%          2.56%           2.25%
$1,000,000 or more                                  2.00%          2.04%           1.80%

VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

                                                      CLASS A SALES
                                                    CHARGES AS A % OF
                                                    -----------------
                                                                                  DEALER
                                                                                CONCESSION
                                                                   NET          (AS A % OF
                                                  OFFERING        AMOUNT         OFFERING
AMOUNT OF PURCHASE IN SINGLE TRANSACTION           PRICE         INVESTED         PRICE)
------------------------------------------------------------------------------------------
Less than $50,000                                   3.50%          3.63%           3.15%
$50,000 to less than $100,000                       3.09%          2.70%           3.00%
$100,000 to less than $250,000                      2.50%          2.56%           2.25%
$250,000 to less than $500,000                      2.00%          2.04%           1.80%
$500,000 to less than $1,000,000                    1.25%          1.27%           1.13%
$1,000,000 or more                                  0.50%          0.50%           0.45%

INTERMEDIATE MUNICIPAL BOND FUND

                                                      CLASS A SALES
                                                    CHARGES AS A % OF
                                                    -----------------
                                                                                  DEALER
                                                                                CONCESSION
                                                                   NET          (AS A % OF
                                                  OFFERING        AMOUNT         OFFERING
AMOUNT OF PURCHASE IN SINGLE TRANSACTION           PRICE         INVESTED         PRICE)
------------------------------------------------------------------------------------------
Less than $50,000                                   3.00%          3.09%           2.70%
$50,000 to less than $100,000                       2.50%          2.56%           2.25%
$100,000 to less than $250,000                      2.00%          2.04%           1.80%
$250,000 to less than $500,000                      1.50%          1.52%           1.35%
$500,000 to less than $1,000,000                    1.00%          1.01%           0.90%
$1,000,000 or more                                  0.50%          0.50%           0.45%

WAIVER OF FRONT-END SALES CHARGE - CLASS A SHARES

The front-end sales charge will be waived on Class A Shares purchased:

-    by reinvestment of dividends and distributions;

- by employees and retirees of Crestar Financial Corporation or its direct or indirect subsidiaries;
-    by Directors and officers of CrestFunds, Inc.;
-    by a spouse of a Crestar Director or employee;
-    by a Crestar Director or employee acting as custodian for a minor child;
- by persons acting as trustee of a trust for the sole benefit of the minor child of a Crestar Director or employee;
-    with redemption proceeds from other mutual fund or annuity complexes.

REPURCHASE OF CLASS A SHARES

You may repurchase any amount of Class A Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 30 days. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 30 days of your redemption. IN ADDITION, YOU MUST NOTIFY THE FUND WHEN YOU SEND IN YOUR PURCHASE ORDER THAT YOU ARE REPURCHASING SHARES.

REDUCED SALES CHARGES - CLASS A SHARES

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. The Fund will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. The Fund will only consider the value of Class A Shares purchased previously that were subject to a sales charge when purchased. TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK US FOR THE REDUCTION AT THE TIME OF PURCHASE. You must provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Fund may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of Class A Shares subject to a sales charge when purchased. As a result, shares of the Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, the Fund will combine same day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.

CONTINGENT DEFERRED SALES CHARGES - CLASS B SHARES

You do not pay a sales charge when you purchase Class B Shares. The offering price of Class B Shares is simply the next calculated NAV. But if you sell your shares within seven years after your purchase, you will pay a contingent deferred sales charge equal to a percentage of either (1) the NAV of the shares at the time of purchase, or (2) the NAV of the shares next calculated after the Fund receives your sale request, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class B Shares of one Fund for Class B Shares of another Fund.

Class B Shares may, upon redemption, be assessed a charge based on the following schedule:


               FROM DATE OF PURCHASE         CONTINGENT DEFERRED SALES CHARGES
               ---------------------         ---------------------------------
          Year 1                                           5.00%
          Year 2                                           4.00%
          Year 3                                           3.00%
          Year 4                                           3.00%
          Year 5                                           2.00%
          Year 6                                           1.00%
          Year 7                                           0.00%
          Year 8                                    Conversion to A Shares

The contingent deferred sales charge will be waived if you sell your Class B Shares for the following reasons:
-    to make certain withdrawals from a retirement plan (not including IRAs);
-    because of death or disability; or
- for certain payments under the Systematic Withdrawal Plan (which is discussed later).


SELLING FUND SHARES


You may sell shares:

-    Through a Financial Consultant;


-    by Mail;


-    by Telephone; or


-    by Wire


BY MAIL

To have redemption proceeds mailed to the address printed on your account statement, you must send a "Letter of Instruction" specifying the name of the Fund, the number of shares to be redeemed, your name and your account number. Your letter of instruction must be signed by all persons authorized to sign for the account, exactly as it is registered, accompanied by signature guarantee(s).

BY TELEPHONE OR WIRE

You may redeem shares by calling 1-800-273-7827. If on your account application you chose to receive your redemption proceeds in the form of a check, those proceeds will be sent to the record address. If you choose the Electronic Fund Transfer service on your account application, you may redeem shares of a Fund by calling the Customer Service Center.

If you selected the wire feature, you may receive redemption proceeds by wire by calling the Customer Service Center. Your money normally will be wired to your bank on the next business day. With respect to the money market funds, if your redemption order is received by 1:00 p.m., Eastern time (or 12:00 p.m., Eastern time for the Tax Free Money Fund), proceeds will be wired to your bank the same day. You may be charged a nominal fee for wire redemption proceeds.

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell (sometimes called "redeem") your shares on any Business Day by contacting a Fund directly by mail or telephone.

At the time you complete your application, you will designate the method by which you wish to receive redemption payments. This designation and other changes to your account registration may only be changed by written notification to the Fund at the address indicated on your statement. If you would like to sell your shares, please notify us in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request less, in the case of Class B Shares, any applicable deferred sales charge.

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan is only available for Class A Shares. Under the Systematic Withdrawal Plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $250 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account (subject to a nominal fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below the required minimum because of redemptions you may be required to sell your shares. The account balance minimums are:


CLASS                                   DOLLAR AMOUNT
Class A Shares                          $500
Class B Shares                          $1,000 ($500 for IRAs)


But, we will always give you at least 30 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in our SAI.




HOW TO EXCHANGE YOUR SHARES

You may exchange your shares on any Business Day by contacting us directly by mail or telephone.

You may exchange shares through your financial institution by mail or telephone.

You will be notified before any fee is charged. IF YOU RECENTLY PURCHASED SHARES BY CHECK, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

CLASS A SHARES

You may exchange Class A Shares of any Fund for Class A Shares of any other Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into a Fund with a sales charge or with a higher sale charge, the exchange is subject to an incremental sales charge (e.g., the difference between the lower and higher applicable sales charges). If you exchange shares into a Fund with the same, lower or no sales charge there is no incremental sales charge for the exchange.

CLASS B SHARES

You may exchange Class B Shares of any Fund for Class B Shares of any other Fund. No contingent deferred sales charge is imposed on redemptions you acquire in an exchange. After the seventh year of investment, Class B Shares automatically convert to Class A Shares for all Class B shares, including Government Bond Fund, Maryland Municipal Bond Fund and Virginia Municipal Bond Fund.

TELEPHONE TRANSACTIONS
Purchasing, Selling and Exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you generally will bear the risk of any loss.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes its income as follows:

Declared Daily and Distributed Monthly       Declared and Paid Monthly
--------------------------------------       -------------------------
Cash Reserve Fund                            Value Fund
Tax Free Money Fund                          Capital Appreciation Fund
Intermediate Bond Fund                       Special Equity Fund
Government Bond Fund
Virginia Intermediate Municipal Bond Fund
Virginia Municipal Bond Fund
Maryland Municipal Bond Fund

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.


TAXES

PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its income and capital gains, if any. The dividends you receive are taxed as ordinary income. Any capital gains distributions may be taxable to you as capital gains. For individuals, long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates.


If you redeem a Fund's shares, you will be subject to tax on any gain. The character of such gain will generally be based on your holding period for the shares. An exchange of shares of a Fund for shares of another Fund is a sale of Fund shares for tax purposes.


Because each investor's tax circumstances are unique and because the tax laws are subject to change, you should consult your tax adviser about your investment.

Tax Free Money Fund, Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund intend to distribute federally tax-exempt income. Each Fund may invest a portion of its assets in securities that generate taxable income for federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes. Any capital gains distributed by any Fund may be taxable.

MORE INFORMATION ABOUT TAXES IS IN OUR SAI.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution fees, as a percentage of average daily net assets are as follows:


                                             Class A Shares      Class B Shares
                                             --------------      --------------
Cash Reserve Fund                                0.40%               1.00%
Tax Free Money Fund                              0.40%                N/A
Intermediate Bond Fund                           0.15%                N/A
Government Bond Fund                              N/A                1.00%
Virginia Intermediate Municipal Bond Fund        0.15%                N/A
Virginia Municipal Bond Fund                      N/A                1.00%
Maryland Municipal Bond Fund                      N/A                1.00%
Value Fund                                       0.15%               1.00%
Capital Appreciation Fund                        0.15%               1.00%
Special Equity Fund                              0.15%               1.00%


The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to dealers selling shares of a Fund.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class A Shares and Class B Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Deloitte & Touche LLP, independent public accountants. Their report, along with each Fund's financial statements, appears in the annual report that accompanies our SAI. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-273-7827.

                                                                                          FINANCIAL HIGHLIGHTS      CRESTFUNDS, INC.
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                     Investment Activities          Distributions
                    -----------------------      --------------------                                                 Ratio
         Net                                                              Net                Net                   of Expenses
        Asset                     Net Realized                           Asset              Assets      Ratio      to Average
        Value,          Net      and Unrealized     Net                  Value,              End      of Expenses   Net Assets
       Beginning    Investment    Gain (Loss)    Investment   Capital     End     Total   of Period   to Average    Excluding
       of Period      Income    on Investments     Income      Gains   of Period  Return    (000)     Net Assets   Fee Waivers
------------------------------------------------------------------------------------------------------------------------------
Cash Reserve Fund
------------------------------------------------------------------------------------------------------------------------------
Investors Class A
For the years ended November 30,:
1998     $1.00         0.050          --           (0.050)       --      $1.00    5.12%    $189,942     0.64%         1.04%
1997      1.00         0.050          --           (0.050)       --       1.00    5.15%     135,507     0.65%         1.05%
1996      1.00         0.049          --           (0.049)       --       1.00    4.97%      65,411     0.67%         1.07%
1995      1.00         0.053          --           (0.053)       --       1.00    5.44%      40,240     0.67%         1.07%
1994      1.00         0.033          --           (0.033)       --       1.00    3.36%      11,832     0.68%         0.97%
Investors Class B (**)
For the years ended November 30,:
1998     $1.00         0.041          --           (0.041)       --      $1.00    4.13%    $133         1.59%         1.65%
1997      1.00         0.042          --           (0.042)       --       1.00    4.22%    38           1.56%         1.71%
1996      1.00         0.040          --           (0.040)       --       1.00    4.08%    15           1.52%         1.67%
1995 (1)  1.00         0.028          --           (0.028)       --       1.00    2.82%*   21           1.52%*        1.67%*

------------------------------------------------------------------------------------------------------------------------------------
Tax Free Money Fund
------------------------------------------------------------------------------------------------------------------------------------
Investors Class A
For the years ended November 30,:
1998     $1.00         0.030          --           (0.030)       --      $1.00    2.96%    $8,851       0.67%         1.07%
1997      1.00         0.030          --           (0.030)       --       1.00    3.05%    7,634        0.68%         1.08%
1996      1.00         0.029          0.002        (0.029)       (0.002)  1.00    3.13%    2,994        0.67%         1.07%
1995      1.00         0.031          --           (0.031)       --       1.00    3.25%    1,627        0.67%         1.07%
1994      1.00         0.020          --           (0.020)       --       1.00    1.98%    757          0.76%         1.44%

------------------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Investors Class A (**)
For the years ended November 30:
1998     $9.96         0.562          0.168        (0.560)       --      $10.13   7.51%    $3,290       0.88%         1.03%
1997      9.94         0.592          0.022        (0.594)       --        9.96   6.45%    2,257        0.88%         1.03%
1996     10.12         0.543         (0.169)       (0.554)       --        9.94   3.91%    2,238        0.89%         1.04%
1995      9.16         0.572          0.951        (0.563)       --       10.12  17.08%    1,729        0.89%         1.04%
1994     10.19         0.520         (0.990)       (0.520)       (0.040)   9.16  (4.72%)   1,030        0.89%         1.05%

------------------------------------------------------------------------------------------------------------------------------------
Government Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Investors Class B (**)
For the years ended November 30:
1998     $10.39        0.594           0.278       (0.592)       --      $10.67   7.58%    $2,397       1.62%         1.89%
1997      10.39        0.516          --           (0.516)       --       10.39   5.17%    1,213        1.57%         1.97%
1996      10.68        0.503          (0.291)      (0.502)       --       10.39   2.12%    698          1.55%         1.95%
1995(1)   10.03        0.338           0.738       (0.333)       (0.093)  10.68  10.86%*   325          1.55%*        1.95%*

------------------------------------------------------------------------------------------------------------------------------------
Virginia Intermediate Municipal Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Investors Class A (**)
For the years ended November 30:
1998     $10.31        0.454          0.171        (0.450)       (0.035) $10.45    6.19%   $7,899       0.79%         0.94%
1997      10.21        0.468          0.093        (0.461)       --       10.31    5.65%   7,826        0.79%         0.94%
1996      10.23        0.415         (0.018)       (0.417)       --       10.21    4.01%   8,185        0.79%         0.94%
1995       9.20        0.428          1.029        (0.427)       --       10.23   16.10%   8,649        0.73%         0.95%
1994      10.32        0.440         (1.100)       (0.440)       (0.020)   9.20   (6.56%)  7,481        0.66%         0.80%

                            Ratio of
                         Net Investment
           Ratio of        Income to
       Net Investments      Average
            Income         Net Assets     Portfolio
          to Average       Excluding      Turnover
          Net Assets      Fee Waivers       Rate
--------------------------------------------------------
Cash Reserve Fund
--------------------------------------------------------
Investors Class A
For the years ended November 30,:
1998       5.00%            4.60%           --
1997       5.04%            4.64%           --
1996       4.85%            4.45%           --
1995       5.31%            4.91%           --
1994       3.35%            3.06%           --
Investors Class B (**)
For the years ended November 30,:
1998       4.00%            3.94%           --
1997       4.17%            4.02%           --
1996       4.02%            3.87%           --
1995 (1)   4.45%*           4.30%*          --

---------------------------------------------------------
Tax Free Money Fund
---------------------------------------------------------
Investors Class A
For the years ended November 30,:
1998       2.92%            2.52%           --
1997       3.42%            3.02%           --
1996       2.86%            2.46%           --
1995       3.16%            2.76%           --
1994       1.97%            1.29%           --

--------------------------------------------------------
Intermediate Bond Fund
--------------------------------------------------------
Investors Class A (**)
For the years ended November 30:
1998       5.59%            5.44%           178%
1997       6.06%            5.91%           66%
1996       5.54%            5.39%           35%
1995       5.87%            5.72%           37%
1994       5.51%            5.35%           39%

--------------------------------------------------------
Government Bond Fund
--------------------------------------------------------
Investors Class B (**)
For the years ended November 30:
1998       4.65%            4.38%           220%
1997       5.07%            4.67%           144%
1996       4.89%            4.49%           16%
1995(1)    5.05%*           4.65%*          28%

---------------------------------------------------------
Virginia Intermediate Municipal Bond Fund
---------------------------------------------------------
Investors Class A (**)
For the years ended November 30:
1998       4.33%            4.18%           24%
1997       4.56%            4.41%           30%
1996       4.12%            3.97%           25%
1995       4.33%            4.11%           28%
1994       4.47%            4.33%           24%

                                                                                          FINANCIAL HIGHLIGHTS      CRESTFUNDS, INC.
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                     Investment Activities          Distributions
                    -----------------------      --------------------                                                 Ratio
         Net                                                              Net                Net                   of Expenses
        Asset                     Net Realized                           Asset              Assets      Ratio      to Average
        Value,          Net      and Unrealized     Net                  Value,              End      of Expenses   Net Assets
       Beginning    Investment    Gain (Loss)    Investment   Capital     End     Total   of Period   to Average    Excluding
       of Period      Income    on Investments     Income      Gains   of Period  Return    (000)     Net Assets   Fee Waivers
------------------------------------------------------------------------------------------------------------------------------
Virginia Municipal Bond Fund
------------------------------------------------------------------------------------------------------------------------------
Investors Class B (**)
For the years ended November 30:
1998     $10.48        0.367          0.276        (0.367)       (0.026)  $10.73  6.24%    $3,697       1.64%         1.92%
1997      10.31        0.387          0.176        (0.385)       (0.008)   10.48  5.58%    1,476        1.60%         2.00%
1996      10.43        0.378          (0.121)      (0.377)       --        10.31  2.58%    787          1.57%         1.97%
1995 (2)  10.06        0.237          0.409        (0.232)       (0.044)   10.43  6.51%*   628          1.57%*        1.97%*

------------------------------------------------------------------------------------------------------------------------------
Maryland Municipal Bond Fund
------------------------------------------------------------------------------------------------------------------------------
Investors Class B (**)
For the years ended November 30:
1998     $9.96         0.325          0.281        (0.326)       --      $10.24   6.17%    $3,246       1.57%         1.96%
1997      9.76         0.338          0.199        (0.337)       --        9.96   5.64%    561          1.54%         2.00%
1996 (3)  9.53         0.200          0.226        (0.196)       --        9.76   7.67%*   113          1.55%*        2.20%*

------------------------------------------------------------------------------------------------------------------------------
Value Fund
------------------------------------------------------------------------------------------------------------------------------
Investors Class A (**)
For the years ended November 30:
1998     $16.64        0.096          1.655        (0.096)       (3.085) $15.21   13.69%   $34,434      1.03%         1.18%
1997      13.47        0.136          3.248        (0.143)       (0.070)  16.64   25.42%   28,112       1.03%         1.18%
1996      11.66        0.169          2.396        (0.164)       (0.591)  13.47   22.63%   17,997       1.03%         1.18%
1995      10.78        0.250          2.623        (0.261)       (1.732)  11.66   28.71%   12,633       1.03%         1.18%
1994      11.42        0.180          (0.220)      (0.180)       (0.420)  10.78   (0.45%)  8,115        1.02%         1.04%
Investors Class B (**)
For the years ended November 30:
1998     $16.59       (0.007)         1.642        --            (3.085) $15.14   12.78%   $25,656      1.78%         2.03%
1997      13.44        0.037          3.234        (0.051)       (0.070)  16.59   24.63%   13,269       1.73%         2.09%
1996      11.64        0.091          2.384        (0.084)       (0.591)  13.44   21.81%   5,131        1.68%         2.03%
1995 (1)  11.11        0.120          1.618        (0.136)       (1.072)  11.64   15.78%*  2,086        1.68%*       2.03%*

------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund
------------------------------------------------------------------------------------------------------------------------------
Investors Class A (**)
For the years ended November 30:
1998     $15.80        (0.016)        2.747        (0.006)       (0.935) $17.59   18.58%   $11,136      1.03%         1.18%
1997      13.44         0.038         2.983        (0.040)       (0.621)  15.80   23.80%   7,900        1.03%         1.18%
1996      10.76         0.043         2.677        (0.040)       --       13.44   25.34%   4,870        1.11%         1.26%
1995      10.08         0.044         2.013        (0.045)       (1.332)  10.76   20.72%   3,261        1.11%         1.26%
1994       9.74         0.010         0.340        (0.010)       --       10.08   3.70%    1,509        1.06%         1.18%
Investors Class B (**)
For the years ended November 30:
1998     $15.77        (0.077)        2.642        --            (0.935) $17.40   17.49%   $4,841       1.97%         2.02%
1997 (4)  15.21        (0.016)        0.580        (0.004)       --      15.77    27.07%   432          1.93%*       2.07%*

------------------------------------------------------------------------------------------------------------------------------
Special Equity Fund
------------------------------------------------------------------------------------------------------------------------------
Investors Class A (**)
For the years ended November 30:
1998     $16.45        (0.027)        (2.027)      --            (2.176) $12.22   (13.84%) $4,973       1.04%         1.19%
1997      13.72        (0.011)        3.126        (0.005)       (0.380) 16.45    23.38%   5,892        1.02%         1.17%
1996      12.12         0.052         1.911        (0.050)       (0.313) 13.72    16.34%   4,660        1.05%         1.20%
1995      10.56         0.100         1.927        (0.107)       (0.360) 12.12    20.06%   4,693        1.05%         1.20%
1994      12.76         0.030         (0.460)      (0.020)       (1.750) 10.56    (4.76%)  3,436        1.04%         1.10%
Investors Class B (**)
For the years ended November 30:
1998     $16.18        (0.084)        (2.050)      --            (2.176) $11.87   (14.67%) $2,701       1.98%         2.03%
1997      13.62        (0.063)        3.002        --            (0.380) 16.18    22.22%   2,133        1.93%         2.08%
1996      12.08        (0.043)        1.899        (0.003)       (0.313) 13.62    15.47%   955          1.90%         2.05%
1995 (5)  10.61         0.007         1.501        (0.038)       --      12.08    14.22%*  554          1.90%*        2.05%*

                            Ratio of
                         Net Investment
           Ratio of        Income to
       Net Investments      Average
            Income         Net Assets     Portfolio
          to Average       Excluding      Turnover
          Net Assets      Fee Waivers       Rate
--------------------------------------------------------
Virginia Municipal Bond Fund
--------------------------------------------------------
Investors Class B (**)
For the years ended November 30:
1998       3.46%            3.18%           28%
1997       3.73%            3.33%           39%
1996       3.73%            3.33%           24%
1995 (2)   3.76%*           3.36%*          35%
--------------------------------------------------------
Maryland Municipal Bond Fund
--------------------------------------------------------
Investors Class B (**)
For the years ended November 30:
1998     3.16%              2.77%           12%
1997     3.43%              2.97%           5%
1996 (3) 3.42%*             2.77%*          9%

---------------------------------------------------------
Value Fund
---------------------------------------------------------
Investors Class A (**)
For the years ended November 30:
1998     0.63%              0.48%           71%
1997     0.89%              0.74%           100%
1996     1.35%              1.20%           82%
1995     2.14%              1.99%           175%
1994     1.81%              1.79%           116%
Investors Class B (**)
For the years ended November 30:
1998     (0.13%)           (0.38%)          71%
1997      0.15%            (0.20%)          100%
1996      0.71%             0.36%           82%
1995 (1)  1.13%*            0.78%*          175%

---------------------------------------------------------
Capital Appreciation Fund
---------------------------------------------------------
Investors Class A (**)
For the years ended November 30:
1998     (0.11%)            (0.26%)         39%
1997     0.27%               0.12%          123%
1996     0.36%               0.21%          86%
1995     0.39%               0.24%          470%
1994     0.16%               0.04%          271%
Investors Class B (**)
For the years ended November 30:
1998     (1.08%)            (1.13%)         39%
1997 (4) (0.87%)*           (1.01%)*        123%

---------------------------------------------------------
Special Equity Fund
---------------------------------------------------------
Investors Class A (**)
For the years ended November 30:
1998     (0.21%)            (0.36%)         231%
1997     (0.08%)            (0.23%)         148%
1996      0.40%              0.25%          98%
1995      0.89%              0.74%          81%
1994      0.31%              0.25%          117%
Investors Class B (**)
For the years ended November 30:
1998     (1.15%)            (1.20%)         231%
1997     (1.00%)            (1.15%)         148%
1996     (0.47%)            (0.62%)         98%
1995 (5) (0.04%)*           (0.19%)*        81%

Amounts designated as "--" are either $0 or have been rounded to $0.


(1)  Commencement of operations for this class April 19, 1995.


(2)  Commencement of operations for this class April 17, 1995.


(3)  Commencement of operations for this class April 25, 1996.


(4)  Commencement of operations for this class September 2, 1997.


(5)  Commencement of operations for this class April 5, 1995.


*    Annualized.


** Total return does not reflect the sales charge or redemption charge, where applicable.

                                      CRESTFUNDS


INVESTMENT ADVISER
Crestar Asset Management Company
919 East Main Street
Richmond, Virginia 23219

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Hunton & Williams
Riverfront Plaza, East Tower
951 East Byrd Street
Richmond, Virginia 23219-4074

More information about the Funds are available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated March 30, 1999, includes detailed information about the CrestFunds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


Annual and Semi-Annual Reports


These reports list each Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on the Funds' performance. The reports also contain detailed financial information about the Funds.


TO OBTAIN MORE INFORMATION:

BY TELEPHONE: Call 1-800-273-7827

BY MAIL: Write to us
Crestar Direct
RSV 9193
7818 Parham Road
Richmond, Virginia 23219

BY INTERNET:  www.crestar.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the CrestFunds, from the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information call 1-800-SEC-0330). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-6009. The CrestFunds Investment Company Act registration number is 811-4620.

                     CRESTFUNDS-REGISTERED TRADEMARK-, INC.
                             INVESTORS CLASS SHARES
                      STATEMENT OF ADDITIONAL INFORMATION
                                 MARCH 30, 1999

    This Statement is not a prospectus but should be read in conjunction with the current Investors Class A Shares (A Shares) and Investors Class B Shares (B Shares) Prospectus (dated March 30, 1999) for CrestFunds, Inc. (the Company). Please retain this document for future reference. The financial statements and financial highlights, included in the Annual Report for the fiscal year ended November 30, 1998 for Cash Reserve Fund, Tax Free Money Fund, Intermediate Bond Fund, Government Bond Fund, Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund, Virginia Municipal Bond Fund, Value Fund, Capital Appreciation Fund and Special Equity Fund are incorporated herein by reference. To obtain without charge additional copies of the Class A Shares and Class B Shares Prospectus, the Annual Report, or the Trust Class Prospectus or Statement of Additional Information, please call 1-800-273-7827.

                               TABLE OF CONTENTS

                                                                                                              PAGE
                                                                                                            ---------
Investment Objectives and Policies........................................................................          2
Investment Policies and Limitations.......................................................................         10
Investment Practices......................................................................................         14
Portfolio Transactions....................................................................................         22
Valuation of Portfolio Securities.........................................................................         24
Fund Performance..........................................................................................         25
Additional Purchase and Redemption Information............................................................         30
Additional Information Regarding Pricing and Redemptions..................................................         31
Distributions and Taxes...................................................................................         32
Directors and Officers and Affiliated Persons.............................................................         36
The Adviser...............................................................................................         37
Administrator and Distributor.............................................................................         39
Transfer Agent............................................................................................         42
Custodian.................................................................................................         43
Auditor...................................................................................................         43
Legal Counsel.............................................................................................         43
Principal Holders of Securities...........................................................................         43
Financial Statements......................................................................................         44
Appendix..................................................................................................         45

CRESTFUNDS, INC.

    CrestFunds, Inc. (the Company) is a registered open-end management investment company that currently consists of fifteen separate investment portfolios (portfolios or series). The Company was established as a Maryland corporation on March 17, 1986. The Company's Articles of Incorporation permit it to offer separate series of common stock (shares) and separate classes of each series. Except for the differences among the Trust Class shares, Investors Class A shares and Investors Class B shares, each share of each series represents an equal proportionate interest in that series with each other share of that series.

    This Statement of Additional Information relates to the following investment portfolios: Cash Reserve Fund, Tax Free Money Fund, Intermediate Bond Fund, Government Bond Fund, Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund, Virginia Municipal Bond Fund, Value Fund, Capital Appreciation Fund and Special Equity Fund (each a Fund and, collectively, the Funds). Shareholders may purchase shares in the CrestFunds Family of Funds through three separate classes, the Trust Class, Investors Class A and Investors Class B, which provide for variations in distribution and servicing costs, transfer agent fees, voting rights and dividends.

ADVISER:

    Crestar Asset Management Company (the Adviser)

TRANSFER AGENT:

    Crestar Bank (the Transfer Agent)

CUSTODIAN:

    Crestar Bank (the Custodian)

ADMINISTRATOR:

    SEI Investments Mutual Funds Services (the Administrator)

DISTRIBUTOR:

    SEI Investments Distribution Co. (the Distributor)

                       INVESTMENT OBJECTIVES AND POLICIES

    Each Fund's objective, together with those policies identified as being fundamental, may not be changed except by approval of the majority of the outstanding shares of that Fund. All other investment policies of a Fund may be changed by the Company's Board of Directors without shareholder approval. The Adviser will manage each Fund consistently with that Fund's investment objective and policies. There is no assurance that a Fund will achieve its investment objective.

MONEY MARKET FUNDS:

    The investment objective of each money market fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity. A further objective of Tax Free Money Fund is to provide high current income exempt from federal income taxes.

    Each money market fund invests in accordance with the requirements of Rule 2a-7 (Rule 2a-7) under the Investment Company Act of 1940, as amended (the 1940
Act). These requirements provide that money market funds must limit their investments to securities with remaining maturities of 397 days or less and maintain a dollar-weighted average maturity of 90 days or less. If the SEC adopts new or amended requirements under Rule 2a-7, the money market funds will comply with all such additional or amended requirements.

    There may be occasions when, in order to raise cash to meet redemptions or to maintain the quality standards of the portfolio, the Funds might be required to sell securities at a loss.

CASH RESERVE FUND

    Cash Reserve Fund invests only in high quality, U.S. dollar-denominated, money market instruments of U.S. and foreign issuers including floating and variable rate instruments. Investments include:

    - obligations of institutions, such as banks and insurance companies, including certificates of deposit, bankers' acceptances and time deposits;

    - obligations of the U.S. and certain foreign governments and their agencies or instrumentalities;

    - short-term corporate obligations, including commercial paper, notes and bonds; and

    - other eligible debt obligations, including repurchase agreements.

    The Fund's investments in domestic bank obligations (including their foreign branches) are limited to those of banks having total assets in excess of one billion dollars and subject to regulation by the U.S. Government. The Fund may also invest in certificates of deposit issued by banks insured by the Federal Deposit Insurance Corporation (FDIC) having total assets of less than one billion dollars, provided that the Fund will at no time own more than an aggregate of $100,000 in principal and interest obligations (or any higher principal amount or principal and interest amount, which in the future may be fully covered by FDIC insurance) of any one such issuer.

    The Fund may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and foreign branches of foreign banks. Eurodollar, Yankee dollar, and foreign bank obligation investments involve risks in addition to those inherent in investing in domestic bank obligations. These risks may include future unfavorable political and economic developments, withholding taxes, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect payment of principal or interest. Additionally, there may be less public information available about foreign banks and their branches. Foreign branches of foreign banks are not regulated by U.S. banking authorities and generally are not subject to accounting, auditing, or financial reporting standards comparable to those applicable to U.S. banks. Although the Adviser carefully considers these factors when making investments, the Fund does not limit the amount of its assets that can be invested in any one type of instrument or in any foreign country.

    The Fund's investments in obligations of domestic or foreign branches of foreign banks are limited to U.S. dollar-denominated obligations of foreign banks which, at the time of investment: (i) have more than $5 billion, or the equivalent in other currencies, in total assets; and (ii) have branches or agencies in the United States. Investments in the foregoing foreign bank obligations are further limited to banks headquartered in and to those branches located in the United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden, Australia, Japan and Canada.

    Cash Reserve Fund limits its investments in U.S. dollar-denominated foreign government obligations to those obligations issued or guaranteed by the governments of the countries listed above. Such obligations may be subject to the risks described above in connection with the purchase of obligations of foreign branches of domestic and foreign banks.

    QUALITY. Pursuant to Rule 2a-7 and policies and procedures adopted by the Company's Board of Directors, Cash Reserve Fund may purchase only high-quality securities determined by the Adviser to present minimal credit risks. To be considered high-quality, a security must be a U.S. Government security or rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized statistical rating organizations (NRSRO) (or by one, if only one NRSRO has rated the security); or, if unrated, judged to be of equivalent quality by the Adviser pursuant to procedures adopted by the Company's Board of Directors. Purchases of unrated securities and securities rated by only one NRSRO will be ratified by the Company's Board of Directors. Foreign obligations are considered to be unrated.

    High-quality securities are divided into "first tier" and "second tier" securities. FIRST TIER securities have received the highest rating (e.g., Standard & Poor's Ratings Group (S&P) A-1 rating) from at least two NRSROs (or one, if only one has rated the security). SECOND TIER securities have received ratings within the two highest categories (e.g., S&P A-1 or A-2) from at least two NRSROs (or one, if only one has rated the security), but do not qualify as first tier securities. If a security has been assigned different ratings by different NRSROs, at least two NRSROs must have assigned the higher rating in order for the Adviser to determine eligibility on the basis of that higher rating. The Fund does not currently intend to invest in commercial paper rated below first tier and will not invest more than 10% of its net assets in illiquid securities. Cash Reserve Fund may not invest more than 5% of its total assets in second tier securities.

    DIVERSIFICATION. The Fund may not invest more than 5% of its total assets in the securities of any one issuer, except that it may invest up to 25% of its assets in the first tier securities of a single issuer for up to three business days. The Fund may not invest more than 25% of its total assets in any one industry.

    Cash Reserve Fund may not invest more than 5% of its total assets in second tier securities. In addition, the Fund may not invest more than 1% of its total securities or $1 million (whichever is greater) in the second tier securities of a single issuer.

    Cash Reserve Fund is offered for initial and subsequent investments only through A Shares. B Shares of Cash Reserve Fund are only available for purchase by exchange.

TAX FREE MONEY FUND

    Tax Free Money Fund invests only in high-quality municipal securities. Although the Fund will attempt to invest 100% of its assets in tax-exempt municipal securities, the interest on which is exempt from federal income tax, including the federal alternative minimum tax, the Fund reserves the right to invest up to 20% of the value of its net assets in securities, including private activity bonds, the interest on which is fully taxable or subject to the alternative minimum tax. As a fundamental policy, at least 80% of the Fund's income will, under normal circumstances, be exempt from federal income tax including the federal alternative minimum tax. Subject to such limitation, the Fund may invest in any taxable investment, including repurchase agreements, appropriate for investment by Cash Reserve Fund.

    Municipal obligations, which are issued by states, cities, municipalities or municipal agencies, will include variable rate demand obligations (VRDOs), tax anticipation notes (TANs), revenue anticipation notes (RANs), bond anticipation notes (BANs), construction loan notes, and tax-exempt commercial paper. The Fund may also invest in municipal bonds within the maturity limitations discussed above and may enter into commitments to purchase these securities on a delayed delivery basis.

    QUALITY. Pursuant to Rule 2a-7 and policies and procedures adopted by the Company's Board of Directors, the Fund may purchase securities determined by the Adviser to present minimal credit risks. Securities must be rated in accordance with applicable rules in the highest rating category for short-term securities by at least one NRSRO and, if rated by more than one NRSRO, rated in one of the two highest categories for short-term securities by another NRSRO, or, if unrated, judged to be equivalent to the highest short-term rating category by the Adviser pursuant to procedures adopted by the Company's Board of Directors.

    The Fund will not invest more than 10% of its net assets in illiquid securities. For purposes of this limitation, "illiquid securities" shall be deemed to include municipal securities not rated at the time of purchase by the requisite NRSROs, or not guaranteed or supported by a letter of credit issued by, or subject to a remarketing agreement with, a responsible party, and not otherwise determined by the Adviser to be readily marketable.

    The Fund may from time to time have more than 25% of its assets invested in municipal securities of issuers located in one or more of the following states:
Arizona, California, Maryland, New Jersey, New York and Pennsylvania, and will invest more than 25% of its assets in municipal securities of issuers located in Virginia.

    The Fund may also purchase shares of other money market funds. Should the Fund elect to do so, it will incur additional expenses charged by that money market fund, such as management fees.

    Yields on municipal obligations depend on a variety of factors, including the general conditions of the money markets and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal obligations with longer maturities tend to produce higher yields and generally are subject to potentially greater price fluctuations than obligations with shorter maturities.

    Tax Free Money Fund currently offers A Shares only; B Shares are not available.

BOND FUNDS:

CORPORATE BOND FUNDS:

INTERMEDIATE BOND FUND

    Intermediate Bond Fund seeks to provide a high level of current income by investing in investment-grade fixed-income debt obligations. The Fund is managed to maintain a dollar-weighted average portfolio maturity of between five and ten years.

    Intermediate Bond Fund currently offers A Shares only; B Shares are not available.

INVESTMENT POLICIES--INTERMEDIATE BOND FUND

    The Intermediate Bond Fund will seek to obtain a high level of current income by investing exclusively in investment-grade debt obligations of domestic and foreign issuers as follows:

    - corporate obligations which are rated at least Baa or its equivalent by an NRSRO;

    - obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

    - commercial paper which is rated Prime-1 or its equivalent by an NRSRO.

    The Intermediate Bond Fund also may purchase unrated securities that are deemed by the Adviser to be of equivalent quality to investment-grade debt obligations pursuant to procedures established by the Company's Board of Directors. Credit ratings are considered at the time of purchase; the sale of securities is not required in the event of a subsequent rating downgrade. In the event that a security owned by the Fund is downgraded below the stated ratings categories, the Adviser will review the security and take appropriate action.

    Fixed-income securities held by The Intermediate Bond Fund may include (but are not limited to), in any proportion, bonds, notes, mortgage-related and asset-backed securities, U.S. Government and government agency obligations, zero coupon securities, indexed securities, convertible notes and bonds, convertible preferred securities, foreign securities (see "Foreign Investments" in "Investment Practices" in this Statement of Additional Information) and short-term obligations such as certificates of deposit, repurchase agreements, bankers' acceptances, and commercial paper. The Fund may also enter into reverse repurchase agreements. These funds also may purchase shares of money market mutual funds. Should the Fund elect to purchase shares of money market funds, it will incur additional expenses charged by that money market fund, such as management fees.

    The Intermediate Bond Fund may hold individual securities with remaining maturities of more than ten years, as long as its dollar-weighted average portfolio maturity is no more than ten years. For the purpose of determining the dollar-weighted average portfolio maturity of the Intermediate Bond Fund, the maturities of mortgage-backed securities, collateralized mortgage obligations and asset-backed securities are determined on a "weighted average life" basis. (The weighted average life is the average time in which principal is repaid; for a mortgage security, this average time is calculated by estimating the expected principal payments for the life of the mortgage.) The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled and unscheduled principal prepayments. The maturities of most of the other securities held by the Intermediate Bond Fund will be determined on a "stated final maturity" basis. One exception would be "extendible" debt instruments, which can be retired at the option of the Intermediate Bond Fund at various dates prior to maturity, and which may be treated as maturing on the next optional retirement date when calculating average portfolio maturity.

    The Intermediate Bond Fund also may purchase obligations of U.S. banks (including certificates of deposit and bankers' acceptances) which have capital, surplus, and undivided profits (as of the date of their most recently published annual financial statements) of $100 million or more.

    In making investment decisions for The Intermediate Bond Fund, the Adviser will consider many factors other than current yield, including preservation of capital, the potential for realizing capital appreciation, maturity and yield to maturity. The Adviser will monitor the Intermediate Bond Fund's investments in particular securities or in types of debt securities in response to its appraisal of changing economic conditions and trends. The Adviser may sell securities in anticipation of a market decline or purchase securities in anticipation of a market rise. The Intermediate Bond Fund may invest a portion of its assets in securities issued by foreign companies and foreign governments, which may be less liquid or more volatile than domestic investments. The Intermediate Bond Fund will only invest in U.S. dollar-denominated securities.

GOVERNMENT BOND FUNDS:

GOVERNMENT BOND FUND

    Government Bond Fund seeks to provide a high level of current income in a manner consistent with preserving principal by investing primarily in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (U.S. Government Securities). In seeking current income, the Fund also may consider the potential for capital gain.

    Under normal conditions, at least 65% of the Fund's total assets will be invested in U.S. Government bonds or other debt instruments, including repurchase agreements secured by U.S. Government Securities. Any remaining assets may be invested in fixed-income securities that are eligible for purchase by the Intermediate Bond Fund. The Fund may purchase securities on a delayed delivery basis. There are no limits on the dollar-weighted average portfolio maturity of the Fund, and, consistent with its investment objective of obtaining current income while preserving capital, the Fund may acquire individual securities without regard to their remaining maturities.

    The Fund invests in various debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. Treasury Bonds, Notes and Bills, Government National Mortgage Association mortgage-backed pass-through certificates (Ginnie Maes) and mortgage-backed securities issued by the Federal National Mortgage Association (Fannie Maes) or the Federal Home Loan Mortgage Corporation (Freddie Macs). The Fund is not restricted as to the percentage of its assets that may be invested in any one type of U.S. Government Security. The U.S. Government Securities in which the Fund invests may or may not be fully backed by the U.S. Government. The Fund may enter into repurchase agreements involving the U.S. Government Securities and any other securities in which it may invest, and also may enter into reverse repurchase agreements. The Fund considers government securities to include U.S. Government Securities subject to repurchase agreements. The Fund may, for temporary defensive purposes, invest without limit in U.S. Government Securities having a maturing of 365 days or less.

    Government Bond Fund currently offers B Shares only; A Shares are available through conversion only.

MUNICIPAL BOND FUNDS:

MARYLAND MUNICIPAL BOND FUND

    Maryland Municipal Bond Fund seeks to provide high current income exempt from federal and Maryland income tax in a manner consistent with the preservation of capital by investing in municipal bonds of investment-grade quality. There are no limits on the dollar-weighted average portfolio maturity of the Fund, and the Fund may acquire individual securities without regard to their remaining maturities.

    Maryland Municipal Bond Fund currently offers B Shares only; A Shares are available through conversion only.

VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

    Virginia Intermediate Municipal Bond Fund seeks to provide high current income exempt from federal and Virginia income tax in a manner consistent with the preservation of capital by investing in municipal bonds of investment-grade quality. The Fund is managed to maintain a dollar-weighted average portfolio maturity of between five and ten years. The Fund may hold individual securities with remaining maturities of more than ten years, as long as the Fund's dollar-weighted average maturity is no more than ten years. Stability and growth of principal also will be considered when choosing securities.

    Virginia Intermediate Municipal Bond Fund currently offers A Shares only; B Shares are not available.

VIRGINIA MUNICIPAL BOND FUND

    Virginia Municipal Bond Fund seeks to provide high current income exempt from federal and Virginia income tax in a manner consistent with the preservation of capital by investing in municipal bonds of investment-grade quality. There are no limits on the dollar-weighted average portfolio maturity of the Fund and the Fund may acquire individual securities without regard to their remaining maturities.

    Virginia Municipal Bond Fund currently offers B Shares only; A Shares are available through conversion only.

INVESTMENT POLICIES--MUNICIPAL BOND FUNDS

    Each municipal bond fund normally will invest primarily in municipal securities of all types and of investment-grade quality. Investment-grade municipal bonds are considered to be securities rated Baa or its equivalent or higher by an NRSRO, an unrated securities that are deemed by the Adviser to be of comparable quality to each municipal bond fund's ratings requirements. Municipal securities are issued to raise money for various public purposes, including general purpose financing for state and local governments as well as financing for specific projects or public facilities. Municipal securities may be backed by the full taxing power of the municipality, by the revenues derived from a specific project or by the credit of a private organization. Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. The Adviser monitors the financial condition of parties (including insurance companies, banks, and corporations) upon whose creditworthiness is relied in determining the credit quality of securities eligible for purchase by each municipal bond fund. Each municipal bond fund may invest more than 25% of its assets in industrial development bonds.

    Generally, the municipal bond funds' investments in municipal securities may include fixed, variable, or floating rate general obligation and revenue bonds (including municipal lease obligations and resource recovery bonds); zero coupon and asset-backed securities; tax, revenue, or bond anticipation notes; and tax-exempt commercial paper. The municipal bond funds may buy or sell securities on a when-issued or delayed-delivery basis (including refunding contracts) and may acquire standby commitments. See "Investment Practices" in this Statement of Additional Information for a complete description of these types of securities.

    Each municipal bond fund may deviate from its investment objective for temporary defensive purposes. During periods when, in the Adviser's opinion, a temporary defensive posture in the market is appropriate, each municipal bond fund may hold cash that is not earning interest or may invest in obligations whose interest may be subject to federal and/or state tax. The municipal bond funds' defensive investments may include short-term municipal obligations, money market instruments and shares of money market mutual funds. Should a Fund elect to purchase shares of money market funds, it will incur additional expenses charged by that money market fund, such as management fees. Under such circumstances, the municipal bond funds may each temporarily invest so that less that 80% of their income distributions are federally and/or state tax-free. Federally taxable obligations in which a Fund may invest include, but are not limited to, obligations issued by the U.S. Government or any of its agencies or instrumentalities, high-quality commercial paper, certificates or deposit, and repurchase agreements.

    Each municipal bond fund is non-diversified, which means that it has greater latitude than a diversified fund with respect to the investment of its assets in the securities of a relatively few municipal issuers. As a non-diversified fund, each of the municipal bond funds may present greater risks than a diversified fund.

    As a fundamental policy, at least 80% of each municipal bond fund's income will, under normal circumstances, be exempt from regular federal income taxes. Interest on some "private activity" municipal obligations is subject to the federal alternative minimum tax (AMT bonds). AMT bonds are municipal obligations that benefit a private or industrial user or finance a private facility. Each municipal bond fund reserves the right to invest up to 100% of its assets in AMT bonds, although none of the municipal bond funds have a current intention of investing in such securities.

    As a non-fundamental policy, at least 65% of each municipal bond fund's assets will be invested in bonds that will, under normal circumstances, produce income that is exempt from Virginia or Maryland income taxes, as the case may be.

    Investors should be aware of certain factors that might affect the financial condition of issuers of Maryland and Virginia municipal securities.

EQUITY FUNDS:

VALUE FUND

    Value fund seeks to provide long-term capital appreciation and, as a secondary objective, current income, by investing primarily in income producing equity securities of companies with large market capitalizations.

    The Fund's investments will be broadly diversified among major economic sectors and among those securities with above-average total return potential. A number of valuation criteria are considered in the equity selection process, the principal one being the issue's price to earnings (P/E) ratio in relation to other stocks in the same industry. Stocks with the lowest P/E ratios, along with strong financial quality and above-average earnings momentum, are selected to secure the best relative values in each economic sector.

The Adviser believes that this approach will produce a portfolio with less volatility and greater dividend yield than the market as a whole. The Fund will invest primarily in the income producing equity securities of companies with market capitalizations of at least $1 billion.

    Value Fund offers both A Shares and B Shares.

CAPITAL APPRECIATION FUND

    Capital Appreciation Fund seeks to provide long-term capital appreciation by investing primarily in the equity securities of companies with medium to large market capitalizations.

    The Fund may invest a portion of its assets in foreign securities, securities of small capitalization companies, and in securities having common stock characteristics, such as rights and warrants. The Adviser considers many factors when evaluating the overall quality of a security for the Fund, including, but not limited to, a company's current financial strength, earnings momentum, and relative value. The Fund will invest primarily in the equity securities of companies with market capitalization of at least $250 million.

    Capital Appreciation Fund offers both A Shares and B Shares.

INVESTMENT POLICIES--VALUE FUND AND CAPITAL APPRECIATION FUND

    Value Fund and Capital Appreciation Fund each will invest primarily in domestic and foreign common stock and in securities convertible into common stock, such as convertible bonds and convertible preferred stock rated investment-grade or better. The Adviser will select stocks for these Funds from a list of companies traded in the U.S. securities markets, including sponsored American Depositary Receipts (ADRs) of qualifying foreign companies. (See "Foreign Investments" in "Investment Practices" in this Statement of Additional Information.) A qualitative screening process is employed to exclude companies with poor earnings results or highly leveraged balance sheets in an effort to construct a portfolio with low risk characteristics relative to the major stock market indices, although it is not the intention of either Fund to match the risk or performance characteristics of any index. Each Fund may to the extent consistent with its investment objective, invest in any debt security in which the Intermediate Bond Fund may invest. (See "Investment Policies and Limitations--Intermediate Bond Fund.") Each of the Value Fund and Capital Appreciation Fund may also invest up to 10% and 5%, respectively, of its assets in U.S. Treasury obligations.

    Although the Value Fund and Capital Appreciation Fund intend to be fully invested at all times in the securities mentioned above, under normal circumstances, each Fund may make substantial temporary investments in high-quality, short-term debt securities and money market instruments, including repurchase agreements, and in shares of other open-end management investment companies which invest primarily in money market instruments, when the Adviser believes market conditions warrant a defensive position. Should a Fund elect to purchase shares of money market funds, it will incur additional expenses charged by that money market fund, such as management fees.

SPECIAL EQUITY FUND

    Special Equity Fund seeks to provide long-term capital appreciation by investing primarily in the equity securities of companies with small to medium market capitalizations.

    Small to medium capitalization companies with rapid growth rates may have higher P/E ratios than other companies. The market prices of securities with higher P/E ratios than other companies. The market prices of securities with higher P/E ratios tend to drop more suddenly in response to negative news than securities with low P/E's. That is especially true for smaller, less well-known companies that have a narrow product line or whose securities are thinly traded.

    These companies typically tend to offer the potential for accelerated earnings or revenue growth because of new products or technologies, new channels of distribution, revitalized management or industry conditions, or similar new opportunities. Smaller companies often pay no dividends, and current income is not a goal of the Fund. Representative industries may include, but are not limited to, technology, health care and biotechnology, environmental services, communications, and energy and alternative energy.

    Special Equity Fund offers both A Shares and B Shares.


    The Fund will invest primarily in domestic and foreign common stock and in securities convertible into common stock, such as convertible bonds and convertible preferred stock. The Fund generally will invest primarily in the securities of companies with market capitalizations of between $250 million and $2 billion. It also may invest a portion of its assets in sponsored ADRs of qualifying foreign companies (see "Foreign Investments" in "Investment Practices" in this Statement of Additional Information), and in securities having common stock characteristics, such as rights and warrants. As a non-fundamental investment policy, each Fund may to the extent consistent with its investment objective, invest in any debt security in which the Intermediate Bond Fund may invest. The Fund may also invest up to 5% of its assets in obligations of the U.S. Treasury.


    Although the Special Equity Fund intends, under normal circumstances, to be fully invested in equity securities, the Fund may make substantial temporary investments in high-quality, short-term debt securities and money market instruments, including repurchase agreements, and in the securities of other open-end management investment companies investing primarily in money market instruments, when the Adviser believes market conditions warrant a defensive position. Should the Fund elect to purchase shares of a money market fund, it will incur additional expenses charged by that money market fund, such as management fees.

                      INVESTMENT POLICIES AND LIMITATIONS

    The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation shall be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations.

    Each Fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities," of the Fund (67% or more of the voting securities present or 50% of the outstanding voting securities, whichever is less) as defined in the Investment Company Act of 1940 (the 1940 Act). However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

    THE FOLLOWING ARE THE FUNDAMENTAL INVESTMENT LIMITATIONS OF CASH RESERVE FUND AND TAX FREE MONEY FUND SET FORTH IN THEIR ENTIRETY. EACH MONEY MARKET FUND MAY NOT:

 1. with respect to 75% of the Fund's assets (50% in the case of Tax Free Money
    Fund), invest more than 5% of the total market value of its assets (determined at the time of investment) in the securities of any one issuer other than the United States Government, its agencies or instrumentalities;

 2. issue senior securities;

 3. make short sales of securities;

 4. write put and call options;

 5. borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities. Borrowing in the aggregate may not exceed 10%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund's total assets (including the amount borrowed) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made by the Fund;

 6. act as an underwriter of securities;

 7. invest in the aggregate more than 10% of the value of its net assets in securities, including municipal lease agreements, for which there is no readily available market and in repurchase agreements maturing in more than 7 days;

 8. invest more than 25% of the total market value of its assets (determined at the time of investment) in the securities of foreign banks and foreign branches of domestic banks, in the securities of foreign governments or in the securities of issuers conducting their principal business activities in any one industry; provided, (i) there is no limitation on the aggregate of the Fund's investment in obligations (excluding commercial paper) of domestic commercial banks and in obligations of the United States Government, its agencies or its instrumentalities; and (ii) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries;

 9. invest in real estate (other than debt obligations secured by real estate or interests therein or debt obligations issued by companies which invest in real estate or interests therein);

10. make loans, except that a Fund may (i) purchase publicly issued debt securities for its portfolio, (ii) enter into repurchase agreements, (iii) with respect to Tax Free Money Fund, lend its portfolio securities in an amount up to 10% of the value of its total assets, and (iv) with respect to Cash Reserve Fund, lends its portfolio securities in an amount up to 33 1/3% of the value of its total assets;

11. purchase securities having voting rights except, in the case of Tax Free Money Fund, securities of other investment companies (to the extent permitted by the 1940 Act). Subject to certain exceptions, including a merger, acquisition, consolidation or reorganization involving an investment company, the 1940 Act contains a prohibition against a Fund (i) investing more than 5% of its total assets in the securities of another single investment company, (ii) investing more than 10% of its total assets in securities of investment companies, and (iii) purchasing more than 3% of the total outstanding voting stock of another investment company;

12. invest in securities issued, or guaranteed as to principal and interest, by companies that have conducted operations for less than three years, including the operations of predecessors;

13. purchase Restricted Securities (as defined in Rule 144 under the Securities Act of 1933 (the Securities Act));

14. make investments for the purpose of exercising control over any issuer or other person; and

15. pledge, mortgage, assign or encumber any of its assets except to the extent necessary to secure a borrowing permitted by clause (5).

    THE FOLLOWING ARE THE FUNDAMENTAL INVESTMENT LIMITATIONS OF INTERMEDIATE BOND FUND, GOVERNMENT BOND FUND, MARYLAND MUNICIPAL BOND FUND, VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND AND VIRGINIA MUNICIPAL BOND FUND SET FORTH IN THEIR ENTIRETY. EACH BOND FUND MAY NOT:

1. with respect to 75% of its total assets (50% in the case of Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund), purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

2.  issue senior securities, except as permitted under the 1940 Act;

3. borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

4. underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities;

5. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business;

6. purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments;

7. lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

8. Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of each Fund's total assets would be invested in securities of companies whose principal business activities are in the same industry; and

9. Intermediate Bond Fund and Government Bond Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of each Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

    THE FOLLOWING ARE THE FUNDAMENTAL INVESTMENT LIMITATIONS OF VALUE FUND, CAPITAL APPRECIATION FUND AND SPECIAL EQUITY FUND SET FORTH IN THEIR ENTIRETY. EACH EQUITY FUND MAY NOT:

1. with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

2.  issue senior securities, except as permitted under the 1940 Act;

3. borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

4. underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities;

5. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

6. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

7. purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; and

8. lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

    THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

MONEY MARKET FUNDS:

 i. Tax Free Money Fund does not currently intend to purchase a security (other than a security issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer, provided that the Fund may invest up to 50% of its total assets in the first tier securities of a single issuer for up to three business days.

 ii. Cash Reserve Fund does not currently intend to purchase a security (other than a security issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer, provided that the Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days.

 iii. Each Fund does not currently intend to lend any security or make any other loan if, as a result, more than 10% of the value of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

 iv. Tax Free Money Fund does not currently intend to lend any security or make any other loan.

 v. To meet federal requirements for qualification as a "regulated investment company" the Tax Free Money Fund limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. These limitations do not apply to "government securities" as defined for federal tax purposes.

ALL BOND AND EQUITY FUNDS

vi. Each Fund may borrow money only from a bank or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental limitation 3). Each Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

 vii. Each Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

viii. Each Fund does not currently intend to purchase securities of other investment companies except pursuant to the provisions of the 1940 Act.

 ix. Each Fund does not currently intend to sell securities short.

CORPORATE BOND FUNDS, GOVERNMENT BOND FUND, AND EQUITY FUNDS ONLY

 x. With respect to 100% of its total assets, each Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result thereof, a Fund would own more than 10% of the outstanding voting securities of such issuer.

 xi. The Intermediate Bond Fund and government bond funds does not currently intend to purchase warrants. Warrants acquired by a Fund in units or attached to securities are not subject to this restriction.

 xii. Each Fund does not currently intend to purchase or sell futures contracts or put or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.

MARYLAND MUNICIPAL BOND FUND, VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND AND VIRGINIA MUNICIPAL BOND FUND ONLY

xiii. To meet federal tax requirements for qualification as a "regulated investment company," Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund each limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (a) and (b) do not apply to "government securities" as defined for federal tax purposes.

 xiv. Each Fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

 xv. Each Fund does not currently intend to purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.

                              INVESTMENT PRACTICES

    The following briefly describes the securities in which the Funds may invest and the transactions they may make. The Funds are not limited by this discussion, however, and may purchase other types of securities and enter into other types of transactions if they meet each Fund's respective quality, maturity, and liquidity requirements.

    Each Fund's investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques discussed below are eligible investments for each of the Funds.

    AMERICAN DEPOSITARY RECEIPTS (ADRS). Value Fund and Capital Appreciation Fund may invest in sponsored ADRs which are certificates evidencing ownership of shares of a foreign-based corporation held in trust by a bank or similar financial institution. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying securities in their national markets and currencies. A sponsored ADR is an ADR established jointly by the issuer of the security underlying the receipt and the bank or other financial institution holding the receipt.

    ASSET-BACKED SECURITIES. Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement. A Fund may purchase units of beneficial interest in pools of purchase contracts, financing leases, and sales agreements entered into by municipalities. These municipal obligations may be created when a municipality enters into an installment purchase contract or lease with a vendor and may be secured by the assets purchased or leased by the municipality. However, except in very limited circumstances, there will be no recourse against the vendor if the municipality stops making payments. The market for tax-exempt asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

    BANKERS' ACCEPTANCES. The money market funds may purchase bankers' acceptances, which are time drafts drawn on and accepted by a bank, the customary means of effecting payment for merchandise sold in import-export transactions and a source of financing used extensively in international trade.

    BANK OBLIGATIONS. The performance of the money market funds may be affected by conditions affecting the banking industry. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge. Bank profitability is largely dependent on the availability and cost of capital funds, and has shown significant fluctuation recently as a result of volatile interest rate levels. In addition, general economic conditions are important to bank operations, with exposure to credit losses potentially having an adverse effect.

    CERTIFICATES OF DEPOSIT. Cash Reserve Fund and Tax Free Money Fund may purchase certificates of deposit, which are debt instruments issued by a bank that usually pays interest. Maturities range from a few weeks to several years. Interest rates are set by competitive forces in the marketplace.

    COLLATERALIZED MORTGAGE OBLIGATIONS. The Intermediate Bond Fund may purchase collateralized mortgage obligations (CMOs), which are pay-through securities collateralized by mortgages or mortgage-backed securities. CMOs are issued in classes and have different maturities and often are retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. CMOs may be volatile investments. During periods of declining interest rates, prepayment of mortgages underlying CMOs can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these prepayment risks, the realized yield or total return of a particular issue may be reduced.

    COMMERCIAL PAPER. The money market funds may purchase commercial paper, which is comprised of short-term obligations issued by banks, broker-dealers, corporations, or other entities for purposes such as financing their current obligations. Currently only the Cash Reserve Fund intends to purchase commercial paper and will limit its purchase of these instruments to those rated Prime-1 by Moody's or A-1 by S&P.

    COMMON STOCK. The equity funds may purchase common stock which is evidence of ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock. For the most part, however, common stock has more potential for appreciation. PREFERRED STOCK is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

    CONVERTIBLE PREFERRED STOCK. The Intermediate Bond Fund and the equity funds may purchase convertible preferred stock, which is preferred stock that may be converted or exchanged by the holder into shares of the underlying common stock at a stated exchange ratio. A convertible security may also be subject to redemption by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption, the Fund could be required to tender it for redemption, convert it to the underlying common stock, or sell it to a third party.

    DELAYED DELIVERY TRANSACTIONS. These transactions involve a commitment by a Fund to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after a period longer than the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. Each money market and bond fund may receive fees for entering into delayed delivery transactions.

    When purchasing securities on a delayed delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because a Fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If a Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When delayed delivery purchases are outstanding, a Fund will set aside cash or other appropriate liquid assets such as U.S. Government securities, or other high grade debt securities in a segregated custodial account to cover its purchase obligations. When a Fund has sold a security on a delayed delivery basis, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss. A Fund may renegotiate delayed delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

    DEMAND FEATURE. A put that entitles the security holder to repayment of the principal amount of the underlying security on no more than 30 days' notice at any time or at specified intervals is a demand feature. With respect to the money market funds, such intervals may not exceed 397 days. A STANDBY COMMITMENT is a put that entitles the security holder to same-day settlement at amortized cost plus accrued interest.

    FEDERALLY TAXABLE OBLIGATIONS. The municipal bond funds do not intend to invest in securities whose interest is taxable; however, from time to time each such Fund may invest a portion of its assets in fixed-income obligations whose interest is subject to federal income tax. For example, each such Fund may invest in obligations whose interest is taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of portfolio securities.

    Should a municipal bond fund invest in taxable obligations, it would purchase securities that in the Adviser's judgment are of high quality. These include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; obligations of domestic banks; and repurchase agreements. The bond funds' standards for high quality taxable obligations are essentially the same as those described by Moody's Investors Service, Inc. in rating corporate obligations within its two highest ratings of Prime-1 and Prime-2, and those described by Standard and Poor's Corporation in rating corporate obligations within its two highest ratings of A-1 and A-2. Additionally, each Fund will purchase such obligations only in accordance with the quality standards as set forth in the Prospectus.

    Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals may also be introduced before state legislatures that would affect the state tax treatment of a Fund's distributions. If such proposals were enacted, the availability of municipal obligations and the value of each Fund's holdings would be affected and the Board of Directors would reevaluate the Fund's objectives and policies.

    Each municipal bond fund anticipates being as fully invested as practicable in municipal securities; however, there may be occasions when as a result of maturities of portfolio securities, or sales of Fund shares, or in order to meet redemption requests, a Fund may hold cash that is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions or to preserve credit quality, a Fund may be required to sell securities at a loss.

    FOREIGN INVESTMENTS. Investing in securities issued by companies or other issuers whose principal activities are outside the United States may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar. In addition, there is generally less publicly available information about foreign issuers' financial condition and operations, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.

    Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects. The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

    Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile that securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher that for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries.

    Cash Reserve Fund, the Intermediate Bond Fund and the equity funds may invest in U.S. dollar denominated foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

    European Depositary Receipts (EDRs) are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in European securities markets, EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

    GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities are referred to as government securities. They may be backed by the credit of the U.S. Government as a whole or only by the issuing agency. For example, securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation are supported only by the credit of the issuing agency, and not by the U.S. Government. Securities issued by the Federal Farm Credit System, the Federal Land Banks and the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. U.S. Treasury securities and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Government and are the highest quality government securities.

    INDEXED SECURITIES. A Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.

    The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies. Indexed securities may be more volatile than the underlying instruments.

    ILLIQUID SECURITIES. Illiquid securities are securities which cannot be disposed of within seven days at approximately the price at which they are being carried on a Fund's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements of over seven days in length. The Adviser will determine and monitor the liquidity of portfolio securities subject to the supervision of the Fund's Board of Directors.

    MUNICIPAL LEASE OBLIGATIONS. The municipal bond funds may invest a portion of their assets in municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities, such as fire and sanitation vehicles, telecommunications equipment, and other capital assets. Generally, a Fund will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

    Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation" clauses providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.

    MUNICIPAL SECURITIES. Municipal securities include general obligation securities, which are backed by the full taxing power of a municipality, and revenue securities, which are backed by the revenues of a specific tax, project, or facility. Industrial development, or private activity, bonds are a type of revenue bond backed by the credit and security of a private entity and may involve greater risk; such securities, which may be subject to the federal alternative minimum tax, include securities issued to finance housing projects, many hospital and university facilities, student loans, and privately owned solid waste disposal and water and sewage treatment facilities.

    REFUNDING CONTRACTS. A Fund may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and the Fund to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A Fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). A Fund may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by SEC guidelines, a Fund will place liquid assets such as cash, U.S. Government securities, or other high grade debt securities in a segregated custodial account equal in amount to its obligations under refunding contracts.

    REPURCHASE AGREEMENTS. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. Each fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest (except that, with respect to the money market funds, the security may not have a maturity in excess of 397 days). While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Funds in connection with bankruptcy proceedings), it is the Funds' current policy to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Adviser pursuant to procedures established by the Board of Directors.

    RESOURCE RECOVERY BONDS. The Tax Free Money Fund and the municipal bond funds may purchase resource recovery bonds, which are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved, at least during the construction phase, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

    REFUNDING CONTRACTS. The municipal bond funds may invest in refunding contracts which require the issuer to sell and a Fund to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future.

    REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Adviser. Such transactions may increase fluctuations in the market value of a Fund's assets and may be viewed as a form of leverage.

    SECURITIES LENDING. The Funds (except Tax Free Money Fund, Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund) may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Adviser to be creditworthy pursuant to procedures established by the Board of Directors. Furthermore, they will only be made if, in the Adviser's judgment, the income to be earned from such loans would justify the risk.

    It is the current view of the staff of the Securities and Exchange Commission (SEC) that a Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive at least 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Directors must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

    Cash received through loan transactions may be invested in short-term, high quality debt securities, U.S. Government securities or money market instruments. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

    STANDBY COMMITMENTS are puts that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Fund may acquire standby commitments to enhance the liquidity of portfolio securities, but in the case of the money market funds, only when the issuers of the commitments present minimal risk of default.

    Ordinarily a Fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, a Fund would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the money market funds, or the valuation of the securities underlying the commitments.

    Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Funds; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

    STRIPPED GOVERNMENT SECURITIES. Stripped securities are created by separating the income and principal components of a debt instrument and selling them separately. Each Fund may purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities), that are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. REFCORP STRIPS are eligible investments for each money market and bond fund.

    Each Fund except the U.S. Treasury Fund may purchase privately stripped government securities, which are created when a dealer deposits a Treasury security or federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payments that will be generated by this security. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (CATS), Treasury

Investment Growth Receipts (TIGRs), and generic Treasury Receipts (TRs), are stripped U.S. Treasury securities that are separated into their component parts through trusts created by their broker sponsors. Bonds issued by the Financing Corporation (FICO) can also be stripped in this fashion.

    Because of the SEC's views on privately stripped government securities, a Fund must treat them as it would non-government securities pursuant to regulatory guidelines applicable to all money market funds. Accordingly, a Fund currently intends to purchase only those privately stripped government securities that have either received the highest rating from two nationally recognized rating services (or one, if only one has rated the security), or, if unrated, been judged to be of equivalent quality by the Adviser.

    STRIPPED MORTGAGE-BACKED SECURITIES. Securities created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities are stripped mortgage-backed securities. The holder of the "principal only" security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. The market volatility of stripped mortgage-backed securities tends to be greater than the market volatility of other types of mortgage-backed securities in which the Funds may invest. If the mortgage assets which underlie the stripped mortgage-backed securities were to experience greater than anticipated prepayments of principal, a Fund could fail or fully recoup its initial investment in these securities, even if they are rated in the highest rating categories (e.g., AAA or Aaa by S&P or Moody's, respectively.

    TAX AND REVENUE ANTICIPATION NOTES. Tax and revenue anticipation notes are issued by municipalities in expectation of future tax or other revenues, and are payable from those specific taxes or revenues. BOND ANTICIPATION NOTES normally provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. TAX-EXEMPT COMMERCIAL PAPER is issued by municipalities to help finance short-term capital or operating needs.

    TENDER OPTION BONDS are created by coupling an intermediate or long-term tax-exempt bond (generally held pursuant to a custodial agreement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a Fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Subject to applicable regulatory requirements, the money market funds may buy tender option bonds if the agreement gives the Fund the right to tender the bond to its sponsor no less frequently than once every 397 days. In selecting tender option bonds for the Funds, the Adviser will, pursuant to procedures established by the Board of Directors, consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.

    TIME DEPOSITS. Time deposits are non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time. Time deposits with a maturity of seven business days or more are considered illiquid.

    VARIABLE OR FLOATING RATE DEMAND OBLIGATIONS (VRDOS/FRDOS) are tax-exempt obligations that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the VRDO or FRDO that approximates its par value.

    With respect to each money market fund, a demand instrument with a conditional demand feature must have received both a short-term and a long-term high quality rating or, if unrated, have been determined to be of comparable quality pursuant to procedures adopted by the Board of Directors. A demand instrument with an unconditional demand feature may be acquired solely in reliance upon a short-term high quality rating or, if unrated, upon finding of comparable short-term quality pursuant to procedures adopted by the Board of Directors.

    A Fund may invest in fixed-rate bonds that are subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit the Funds to tender (or put) their bonds to an institution at periodic intervals of up to one year and to receive the principal amount thereof. Each Fund considers variable rate instruments structured in this way (participating VRDOs) to be essentially equivalent to other VRDOs that it may purchase. The IRS has not ruled whether the interest on participating VRDOs is tax-exempt, and accordingly, the Funds intend to purchase these instruments based on opinions of bond counsel.

    With respect to the money market funds, a variable rate instrument that matures in 397 days or less may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A variable rate instrument that matures in greater than 397 days but that is subject to a demand feature that is 397 days or less may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount may be recovered through demand. The money market funds may purchase a demand instrument with a remaining final maturity in excess of 397 days only if the demand feature can be exercised on no more than 30 days' notice (a) at any time or (b) at specific intervals not exceeding 397 days.

    ZERO COUPON BONDS. The Intermediate Bond Fund may purchase zero coupon bonds. Zero coupon bonds do not make regular interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, each Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

                             PORTFOLIO TRANSACTIONS

    The Adviser may place portfolio transactions with broker-dealers which furnish, without cost, certain research, statistical, and quotation services of value to the Adviser and its affiliates in advising the Funds and other clients, provided that it shall always seek best price and execution with respect to the transactions. Certain investments may be appropriate for the Funds and for other clients advised by the Adviser. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of the Adviser on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Adviser in the interest of achieving the most favorable net results for a Fund.

    Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

    The Adviser places all orders for the purchase and sale of portfolio securities for a Fund through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain for a Fund the best price and execution available. In seeking the best price and execution, the Adviser, having in mind a Fund's best interest, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market process and trends, the reputation, experience and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

    It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research or execution services from broker-dealers that execute portfolio transactions for clients of such advisers. Consistent with this practice, the Adviser receives research or execution services from many broker-dealers with which it places a Fund's portfolio transactions which assists the Adviser in making investment decisions. Such services may include, but are not limited to: on-line access to financial information (such as prices and earnings estimates); technical as well as fundamental analyses of securities and financial markets; portfolio strategy information; software and hardware that assists in the investment decision-making process; portfolio performance measurement; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Some of these services are of value to the Adviser and its affiliates in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The fee paid by a Fund to the Adviser is not reduced because the Adviser and its affiliates receive such services.

    As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), the Adviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the Adviser a commission in excess of the commission charged by another broker-dealer for effecting a particular transaction. To cause a Fund to pay any such greater commissions the Adviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage or research service provided by such executing broker-dealers viewed in terms of a particular transaction or the Adviser's overall responsibilities to the Fund or its other clients. In reaching this determination, the Adviser will not attempt to place a specific dollar value on the brokerage or research services provided or to determine what portion of the compensation should be related to those services.

    It is expected that a Fund may execute brokerage or other agency transactions through the Distributor or an affiliate of the Distributor or through an affiliate of the Advisor, which are registered broker-dealers, for a commission consistent with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under these provisions, the Distributor or an affiliate of the Advisor is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange. These rules further require that commissions paid to the Distributor by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Fund may direct commission business to one or more designated broker-dealers in connection with such broker-dealers' provision of services to the Fund or payment of certain Fund expenses (e.g., custody, pricing and professional fees). The Directors of the Company, including those who are not "interested persons" of the Company have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.







    Brokerage commissions paid by the following Funds for the fiscal years ended 1998, 1997 and 1996 were:


                                                                              1998         1997         1996
                                                                              -----        -----        -----
Value....................................................................  $1,031,949    $1,248,896    $813,371
Capital Appreciation.....................................................     123,250       257,052      89,544
Special Equity...........................................................     604,919       358,778     231,715



    During fiscal year ended 1998, the Funds paid brokerage commissions in the amount of $0 to SEI Investments Distrubtion Co., which represented 0% of the Fund's aggregate brokerage commissions for such period. The dollar amount of transactions effected through such broker represented 0% of the Fund's aggregate dollar amount of transactions involving the payment of commissions for such period.



    Certain of the Funds that invest primarily in fixed income securities pay SEI Investments Distribution Co. a fee with respect to repurchase transactions. For fiscal year ended 1998 these fees were as follows: Cash Reserve Fund, $148,995 Intermediate Bond Fund, $8,025; Government Bond Fund, $2,621; Value Fund, $5,815 Special Equity Fund, $764; and Capital Appreciation Fund, $454. These fees represent the only commissions paid by these Funds.


                       VALUATION OF PORTFOLIO SECURITIES

    MONEY MARKET FUNDS. Like most money market funds, the Funds value their investments on the basis of amortized cost. This technique involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its value based on current market quotations or appropriate substitutes which reflect current market conditions. The amortized cost value of an instrument may be higher or lower than the price a Fund would receive if it sold the instrument.

    Valuing a Fund's instruments on the basis of amortized cost and use of the term "money market fund" are permitted by Rule 2a-7 under the 1940 Act. The Funds must adhere to certain conditions under Rule 2a-7; these conditions are summarized in the Prospectus.

    The Company's Board of Directors oversees the Adviser's adherence to SEC rules concerning money market funds, and has established procedures designed to stabilize each money market fund's NAV at $1.00. At such intervals as they deem appropriate, the Directors consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. If the Directors believe that a deviation from a Fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Directors have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Directors may deem appropriate.

    During periods of declining interest rates, a Fund's yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder in a Fund would be able to obtain a somewhat higher yield than would result if the Fund utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.

    BOND FUNDS. Valuations of portfolio securities furnished by the pricing service employed by the Funds are based upon a computerized matrix system and/or appraisals by the pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized securities dealers. The methods used by the pricing service and the quality of valuations so established are reviewed by officers of the Funds and the Funds' pricing agent under general supervision of the Board of Directors. There are a number of pricing services available, and the Board of Directors, on the basis of on-going evaluation of these services, may obtain quotes directly from broker-dealers or market-makers, may use other pricing services or discontinue the use of any pricing service in whole or in part.

    EQUITY FUNDS. Securities owned by the Funds are appraised by various methods depending on the market or exchange on which they trade. Securities traded on the New York Stock Exchange or the American Stock Exchange are appraised at the last sale price, or if no sale has occurred, at the closing bid price. Securities traded on other exchanges are appraised as nearly as possible in the same manner. Securities and other assets for which exchange quotations are not readily available are valued on the basis of closing over-the-counter bid prices, if available, or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors.

                                FUND PERFORMANCE

    YIELD CALCULATIONS. In computing each Class of the money market funds' YIELD for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current ANNUALIZED YIELD. Each Class of the money market funds may also calculate a compounded EFFECTIVE YIELD by compounding the base period return over a one year period. In addition to the current yield, each Class may quote yields in advertising based on any historical seven day period. Yields for the money market funds are calculated on the same basis as other money market funds, as required by regulation.

    For the bond funds, yields used in advertising are computed by dividing a Class' interest income for a given 30-day or one-month period, net of a Class of shares' expenses, by the average number of shares of the class entitled to receive dividends during the period, dividing this figure by the Class' NAV (A Shares includes the maximum sales charge) at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of each Class' yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

    Income calculated for the purposes of determining each Class of the bond funds' yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, each Class' yield may not equal its distribution rate, the income paid to shareholder accounts, or income reported in the Fund's financial statements.

    For purposes of the municipal funds, a TAX-EQUIVALENT YIELD is the rate an investor would have to earn from a fully taxable investment after taxes to equal a Class' tax-free yield. Tax-equivalent yields are calculated by dividing a Class' yield by the result of one minus a stated federal or combined federal, state, and city tax rate. (If only a portion of the Class' yield was tax-exempt, only that portion is adjusted in the calculation.) If any portion of a Class' income is derived from obligations subject to state or federal income taxes, its tax-equivalent yield will generally be lower.

    Yield information may be useful in reviewing a Class' performance and in providing a basis for comparison with other investment alternatives. However, each Class' yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of the respective investment companies that they have chosen to consider.

    Investors should recognize that in periods of declining interest rates a Class' yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a Class' yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Class from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's holdings, thereby reducing the Class' current yield. In periods of rising interest rates, the opposite can be expected to occur.

    The distribution rate, which expresses the historical amount of income dividends paid as a percentage of the share price may also be quoted. The distribution rate is calculated by dividing the daily dividend per share by its offering price (including the maximum sales charge, if applicable) for each day in the 30-day period, averaging the resulting percentages, then expressing the average rate in annualized terms. The distribution rate may also be calculated without giving effect to applicable sales charges.

    The following table shows the effect of a shareholder's tax status on effective yield under the federal, Virginia State and Maryland State income tax laws for 1998. It shows the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of hypothetical tax-exempt obligations yielding from 2% to 8%. Of course, no assurance can be given that any of the Tax Free Money Fund and municipal bond funds will achieve any specific tax-exempt yield. While the Funds invest principally in obligations whose interest is exempt from federal income tax, other income received by the Funds may be taxable, and income produced by the Tax Free Money Fund will generally be subject to Virginia or Maryland State income taxation, as the case may be.

                    1998 TAX RATES AND TAX EQUIVALENT YIELDS

                                                                                                 COMBINED       COMBINED
                TAXABLE INCOME*                                                                 FEDERAL AND    FEDERAL AND
------------------------------------------------  FEDERAL TAX  VIRGINIA TAX    MARYLAND TAX    VIRGINIA TAX   MARYLAND TAX
     SINGLE RETURN            JOINT RETURN         BRACKET**    BRACKET***      BRACKET****      BRACKETS       BRACKETS
-----------------------  -----------------------  -----------  -------------  ---------------  -------------  -------------
$0 - $25,350             $0 - $42,350                  15.00%         5.75%           7.92%          19.89%         21.73%
$25,350 - $61,400        $42,350 - $102,300            28.00%         5.75%           7.92%          32.14%         33.70%
$61,400 - $128,100       $102,300 - $155,950           31.00%         5.75%           7.92%          34.97%         36.46%
$128,100 - $278,450      $155,950 - $278,450           36.00%         5.75%           7.92%          39.68%         41.07%
$278,450 - above         $278,450 - above              39.60%         5.75%           7.92%          43.07%         44.38%

------------------------

 * Taxable income (gross income after all exemptions, adjustments, and deductions) based on current tax rates.

** Excludes the impact of the phaseout of personal exemptions, limitation on itemized deductions, and other credits, exclusions, and adjustments which may raise a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.

 *** Virginia has a graduated income tax. The top rate is 5.75% applicable to Virginia taxable income over $17,000.

**** Maryland has a graduated income tax. The top rate is 4.95% applicable to Maryland taxable income over $3,000. In general, Maryland local income taxes imposed by various counties range from 50% to 60% of the State income tax liability, although Talbot and Worcester Counties currently impose income taxes equal to 40% and 20%, respectively, of the state income tax liability. The rate stated assumes a local income tax imposed at 60% of the amount of the state income tax and the tax-equivalent yield table below applicable to effective combined federal and Maryland state tax rates approximates the effect of exemption of distributions of tax-exempt income from the Maryland Municipal Bond Fund from local income tax imposed at that rate.

    If your Federal tax rate in 1998 is:

                 15.00%     28.00%     31.00%     36.00%     39.60%

    Then your tax-equivalent yield is:

     YIELD
-----------
      2.00%       2.35%      2.78%      2.90%      3.13%      3.31%
      3.00%       3.53%      4.17%      4.35%      4.69%      4.97%
      4.00%       4.71%      5.56%      5.80%      6.25%      6.62%
      5.00%       5.88%      6.94%      7.25%      7.81%      8.28%
      6.00%       7.06%      8.33%      8.70%      9.38%      9.93%
      7.00%       8.24%      9.72%     10.14%     10.94%     11.59%
      8.00%       9.41%     11.11%     11.59%     12.50%     13.25%

    If your effective combined federal and Virginia state tax rate is:

                 19.89%     32.14%     34.97%     39.68%     43.07%

    Then your tax-equivalent yield is:

     YIELD
-----------
      2.00%       2.50%      2.95%      3.08%      3.32%      3.51%
      3.00%       3.75%      4.42%      4.61%      4.97%      5.27%
      4.00%       4.99%      5.89%      6.15%      6.63%      7.03%
      5.00%       6.24%      7.37%      7.69%      8.29%      8.78%
      6.00%       7.49%      8.84%      9.23%      9.95%     10.54%
      7.00%       8.74%     10.32%     10.76%     11.60%     12.30%
      8.00%       9.99%     11.79%     12.30%     13.26%     14.05%

    If your effective combined federal and Maryland state tax rate is:

                 21.73%     33.70%     36.46%     41.07%     44.38%

    Then your tax-equivalent yield is:

     YIELD
-----------
      2.00%       2.56%      3.02%      3.15%      3.39%      3.60%
      3.00%       3.83%      4.53%      4.72%      5.09%      5.39%
      4.00%       5.11%      6.03%      6.30%      6.79%      7.19%
      5.00%       6.39%      7.54%      7.87%      8.98%      8.99%
      6.00%       7.67%      9.05%      9.44%     10.18%     10.79%
      7.00%       8.94%     10.56%     11.02%     11.88%     12.59%
      8.00%      10.22%     12.07%     12.59%     13.58%     14.38%

    Each of the Funds may invest a portion of its assets in obligations that are subject to state or federal income tax. When a Fund invests in these obligations, its tax-equivalent yield will be lower. In the table immediately above, tax-equivalent yields are calculated assuming investments made by the Virginia Intermediate Municipal Bond and Virginia Municipal Bond Funds are 100% federally and Virginia tax-free and assuming investments made by the Maryland Municipal Bond Fund are 100% federally and Maryland tax-free.

    TOTAL RETURN CALCULATIONS. TOTAL RETURNS quoted in advertising reflect all aspects of the Class of shares' return, including the effect of reinvesting dividends and capital gain distributions (if any), and any change in the Class' NAV over the period. AVERAGE ANNUAL TOTAL RETURNS are calculated by determining the growth or decline in value of a hypothetical historical investment in a Class over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Class of shares' performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Class.

    In addition to average annual total returns, each Class may quote unaveraged or CUMULATIVE TOTAL RETURNS reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. A Shares' total returns may be quoted with or without taking the maximum sales charge into account. Excluding A Shares' sales charge from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

    HISTORICAL FUND RESULTS. The following table shows the money market funds' yields and effective yields for each Class for the seven-day period ended November 30, 1998.


                                                                                     TAX-EQUIVALENT YIELD+
                                         YIELD+               EFFECTIVE YIELD+
                                ------------------------  ------------------------  ------------------------
Fund                              A SHARES     B SHARES     A SHARES     B SHARES     A SHARES     B SHARES
                                -----------  -----------  -----------  -----------  -----------  -----------
Cash Reserve Fund.............       4.65%       3.71%        4.76%        3.78%         N/A          N/A
Tax Free Money Fund...........       2.68%        N/A         2.72%         N/A          4.50%        N/A


------------------------

* Based on an assumed federal income tax rate of 39.6%.

+ Each money market fund's A Shares, which became effective May 3, 1993, pay an additional distribution-related 12b-1 fee of 0.25%, which, when taken into account, results in lower yields. Effective March 31, 1994, the 0.25% Rule 12b-1 distribution fee for all the money market funds was waived.

    Cash Reserve Fund's B Shares, became effective on March 29, 1995, at which time a 0.75% 12b-1 fee plus a 0.25% shareholder service fee began to be imposed.

    The following table shows yields and effective yields for each class of the bond funds for the 30-day period ended November 30, 1998 and the average annual total returns for each bond and equity fund for the period ended November 30, 1998.


----------------------------------------------------------------------------------------------------------
                                                                 YIELD                EFFECTIVE YIELD
----------------------------------------------------------------------------------------------------------
FUND                                                     A SHARES     B SHARES     A SHARES     B SHARES
----------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                                        5.02%         N/A          N/A          N/A
----------------------------------------------------------------------------------------------------------
Government Bond Fund                                           N/A         4.62%         N/A          N/A
----------------------------------------------------------------------------------------------------------
Virginia Intermediate Municipal Bond Fund                     4.19%         N/A         6.94%         N/A
----------------------------------------------------------------------------------------------------------
Virginia Municipal Bond Fund                                   N/A         3.42%         N/A         5.66%
----------------------------------------------------------------------------------------------------------
Maryland Bond Fund                                             N/A         3.15%         N/A         5.22%
----------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS+


----------------------------------------------------------------------------------------------------------------------------------
                                                   1 YEAR               3 YEARS               5 YEARS               10 YEARS
----------------------------------------------------------------------------------------------------------------------------------
                                                A          B          A          B          A          B          A          B
FUND                                         SHARES      SHARES     SHARES     SHARES     SHARES     SHARES     SHARES     SHARES
----------------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                        4.27%        N/A       4.89%       N/A       5.16%       N/A        N/A        N/A
----------------------------------------------------------------------------------------------------------------------------------
Government Bond Fund                           N/A        2.58%       N/A       4.02%       N/A        N/A        N/A        N/A
----------------------------------------------------------------------------------------------------------------------------------
Virginia Intermediate Municipal Bond Fund     2.52%        N/A       4.04%       N/A       4.09%       N/A        N/A        N/A
----------------------------------------------------------------------------------------------------------------------------------
VA Municipal Bond Fund                         N/A        1.24%       N/A       3.87%       N/A        N/A        N/A        N/A
----------------------------------------------------------------------------------------------------------------------------------
Maryland Municipal Bond Fund                   N/A        1.17%       N/A        N/A        N/A        N/A        N/A        N/A
----------------------------------------------------------------------------------------------------------------------------------
Value Fund                                    8.60%       8.22%      18.64%     18.93%     16.43%       N/A        N/A        N/A
----------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund                    13.27%      12.49%      20.66%       N/A      17.08%       N/A        N/A        N/A
----------------------------------------------------------------------------------------------------------------------------------
Special Equity Fund                          17.74%      18.34%      5.71%      5.51%      6.20%       N/A        N/A        N/A
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------
                                               LIFE OF FUND*
------------------------------------------
                                               A          B
FUND                                         SHARES     SHARES
------------------------------------------
Intermediate Bond Fund                        5.12%        N/A
------------------------------------------
Government Bond Fund                           N/A        6.38%
------------------------------------------
Virginia Intermediate Municipal Bond Fund     4.27%        N/A
------------------------------------------
VA Municipal Bond Fund                         N/A        5.04%
------------------------------------------
Maryland Municipal Bond Fund                   N/A        5.25%
------------------------------------------
Value Fund                                    15.43%     20.09%
------------------------------------------
Capital Appreciation Fund                     15.89%     16.32%
------------------------------------------
Special Equity Fund                           6.97%       8.54%
------------------------------------------


----------------------------------

* Life of Fund figures are from commencement of operations per class to the period ended November 30, 1998.

+   Average annual total returns include the effect of the maximum sales charge.
     Effective May 3, 1993, the Funds commenced sales of A Shares. This performance information reflects the A Shares' 12b-1 fees and revised transfer agency arrangements for the period May 3, 1993 to November 30, 1998, and therefore, may not be representative of A Shares performance. Initial offering of B Shares was made on March 29, 1995, at which time a 0.65% 12b-1 fee (plus a .20% shareholder service fee) began to be imposed which fees are also reflected.

    Each Class' performance may be compared in advertising to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those with similar objectives. This performance may be expressed as a ranking prepared by Lipper Analytical Services, Inc. (Lipper, sometimes referred to as Lipper Analytical Services), an independent service, that monitors the performance of mutual funds. The Lipper performance analysis ranks funds on the basis of total return, assuming reinvestment of all distributions, but does not take sales charges or redemption fees into consideration and is prepared without regard to tax consequences. In addition, each Class of the municipal funds' performance may be compared in advertising to the performance of representative individual municipal securities and unit investment trusts comprised of municipal securities.

    The Lipper General Equity Funds Average can be used to show how the Funds' performance compares to a broad-based set of equity mutual funds. The Lipper General Equity Funds Average is an average of the total returns of all equity mutual funds (excluding international funds and funds that specialize in particular industries or types of investments) tracked by Lipper.

    Ibbotson Associates of Chicago, Illinois provides historical returns of the capital markets in the United States. Each Class may compare its performance to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds, or U.S. Treasury securities.

    Each Class of the money market funds also may compare its performance or the performance of securities in which it may invest to IBC/Donoghue's MONEY FUND AVERAGES-TM-, which monitors the performance of taxable and tax-free money market funds. This index, which also assumes reinvestment of distributions, is published by IBC/Donoghue's MONEY FUND REPORT-Registered Trademark- of Ashland, Massachusetts 01721.

    Each Class also may quote in advertising the performance of various unmanaged indices as may be selected from time to time, and may compare the price volatility of these indices to the price volatility of the Standard & Poor's Composite Index of 500 Stocks (S&P 500-Registered Trademark- Index). These indices may include, but are not limited to, the examples shown in the in "Investment Practices."

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

    You may qualify for a reduction in A Shares sales charge under the following programs:

    COMBINED PURCHASES. When you invest in A Shares for several accounts at the same time, you may combine these investments into a single transaction if the total is at least $50,000. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974); and tax-exempt organizations under Section 501(c)(3) of the Internal Revenue Code.

    RIGHTS OF ACCUMULATION. Your "Rights of Accumulation" permit reduced sales charges on any future purchases after you have reached a new breakpoint in A Shares' sales charge schedule (see A Shares' Prospectus for the sales charge schedule). You can add the value of existing A Shares and B Shares of the Fund held by you, your spouse, and your children under age 21 determined at the previous day's NAV at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

    LETTER OF INTENT. If you anticipate purchasing $50,000 or more of shares of A Shares in one Fund or in combination with shares of other Funds within a 13-month period, you may obtain shares of the Funds at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a nonbinding Letter of Intent (the Letter) within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $50,000 Letter would receive the same reduced sales charge as if the $50,000 had been invested at one time. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter. For these purposes, however, a purchase of B Shares will be credited toward the total amount of the committed investment.

    Your initial investment must be at least 5% of the total amount you plan to invest. Out of the initial purchase, 5% of the dollar amount specified in the Letter will be registered in your name and held in escrow. The shares held in escrow cannot be redeemed or exchanged until the Letter is satisfied or the additional sales charges have been paid. You will earn income dividends and capital gain distributions on escrowed shares. The escrow will be released when your purchase of the total amount has been completed. You are not obligated to complete the Letter.

    If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

    If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

    CRESTFUNDS ACCOUNT BUILDER. You can make regular investments in A Shares or B Shares of a Fund with the CrestFunds Account Builder by completing the appropriate section of the account application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. Investments may be made monthly by automatically deducting $50 or more from your bank checking account. You may change the amount of your monthly purchase by notifying the Funds at the address on your account statement at least 5 days prior to your next purchase. There is a $500 minimum initial investment requirement for automatic investment plans.

    Your account will be drafted on or about the days indicated on your application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Account Builder option at any time without payment of a cancellation fee. You will receive a confirmation from the Transfer Agent for every transaction, and a debit entry will appear on your bank statement.

    As provided for in Rule 22d-1 under the 1940 Act, the Distributor will waive A Shares' sales charge in connection with a Fund's merger with or acquisition of any investment company or trust.

            ADDITIONAL INFORMATION REGARDING PRICING AND REDEMPTIONS

    The Funds are open for business and their NAVs are calculated each day the New York Stock Exchange (NYSE) and the custodian, Crestar Bank, are open. The NAV of each money market fund is determined as of 12:00 Noon Eastern time for Tax Free Money Fund, and 1:00 p.m. Eastern time for Cash Reserve Fund, and as of the regularly-scheduled close of normal trading on the NYSE, normally 4:00 p.m. Eastern time. The NAV of each equity and bond fund is determined as of the regularly-scheduled close of normal trading on the NYSE, normally 4:00 p.m. Eastern time. The NYSE and Crestar Bank have designated the following holiday closings for 1998, and the Adviser expects the schedule to be the same in the future: New Year's Day (observed), Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day (observed), Veterans' Day, Thanksgiving Day and Christmas Day. The holiday closing schedule may be changed by the NYSE and Crestar Bank. When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to merit such action, the Funds will determine NAVs at the close of business, the time of which will coincide with the closing of the NYSE. To the extent that Fund securities are traded in other markets on days the NYSE or Crestar Bank are closed (and a Fund is not open for business), a Fund's NAV may be significantly affected on days when investors do not have access to the Fund to purchase or redeem shares.

    If the Directors determine that existing conditions make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the NAV of each Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, as well as the associated inconveniences.

    In addition to the minimum investment requirements set forth in the prospectus, the Company's Articles of Incorporation provide that the Company's Board of Directors may establish a "Minimum Amount," not to exceed One Hundred Thousand Dollars ($100,000), for each of the Funds. If the NAV of the shares held by a shareholder is less than the Minimum Amount, the Company may redeem those shares upon providing thirty days written notice to the shareholder. The Company's Board of Directors have set the Minimum Amount for each of the Funds at $100,000. Therefore, if the NAV of the Shares held by a shareholder in any of the Funds is less than One Hundred Thousand Dollars ($100,000), the Fund may redeem those Shares upon providing thirty days written notice to the shareholder.

    Pursuant to Rule 11a-3 under the 1940 Act, a Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying a Fund's exchange privilege. Under the Rule, the 60 day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (ii) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

    In the Prospectus, the Funds have notified shareholders that they reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group, if, in the Adviser's judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

                            DISTRIBUTIONS AND TAXES

    DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, the Fund will hold your distributions without interest until you provide the Fund with alternate instructions.

    Each money market and bond fund declares dividends equal to its entire net investment income (including, in the case of the Cash Reserve Fund, net realized short-term capital gains, if any) on each business day of that Fund. Equity funds declare and pay dividends monthly. Net capital gains (and, in the case of Tax Free Money Fund, net short-term capital gains), if any, are declared and distributed annually by all Funds, normally in December. Each money market fund and bond fund declares dividends for Saturdays, Sundays and holidays on the previous business day, and pay dividends after the close of business on the last business day of each month. Unless the Fund's Transfer Agent is otherwise instructed, all dividends and distributions of capital gains are automatically re-invested into additional shares of common stock of that Fund immediately upon payment thereof.


    Cash Reserve Fund, Tax Free Money Fund, Intermediate Bond Fund, Government Bond Fund, Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund, Virginia Municipal Bond Fund, Value Fund, Capital Appreciation Fund and Special Equity Fund each qualified for the fiscal year ended November 30, 1998, and each Fund intends to qualify for each subsequent fiscal year, for tax treatment as a "regulated investment company" under Subchapter M the Internal Revenue Code. By distributing all of its net investment income and any net realized short-term and long-term capital gains for a taxable year in accordance with the timing requirements imposed by the Code, and by meeting certain other requirements relating to the sources of income and diversification of assets, a Fund should not be liable for federal income or excise taxes.


    TAX FREE MONEY FUND, MARYLAND MUNICIPAL BOND FUND, VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND AND VIRGINIA MUNICIPAL BOND FUND (COLLECTIVELY THE MUNICIPAL FUNDS). Dividends paid to shareholders by any of the Municipal Funds out of net tax-exempt interest income earned by such a Fund (exempt-interest dividends) generally will not be subject to federal income tax, provided that (as intended) at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year is comprised of obligations, the interest on which is excluded from gross income under section 103(a) of the Internal Revenue Code. Substantially all of the dividends paid by Tax Free Money Fund are anticipated to be exempt from regular federal income taxes. Under normal circumstances, at least 80% of the income from Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund will be exempt from regular federal income taxes. However, persons who are "substantial users" (or related persons of substantial users) of facilities financed by private activity bonds held by a Fund may be subject to tax on their pro rata share of the interest income from such bonds and should consult their tax advisers before purchasing shares of that Fund. Dividends paid by a Fund out of its taxable net investment income (including realized net short-term capital gains, if any) are taxable to shareholders as ordinary income notwithstanding that such dividends are reinvested in additional shares of that Fund. Distributions of net capital gains, if any, are taxable as long-term capital gains to the shareholder receiving them regardless of the length of time the shares on which such distributions are paid may have been held. The sale or exchange of a Share is a taxable event for the shareholder. Generally, gain or loss on the sale or exchange of a Share will be capital gain or loss that will be long-term if the Share has been held for more than twelve months, and otherwise will be short-term capital gain or loss. For individuals, long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution, with respect to the Share (or any undistributed net capital gains of the Fund with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

    Under current federal tax law (1) interest on certain private activity bonds is treated as an item of tax preference for purposes of the federal alternative minimum tax imposed on individuals and corporations, though for regular federal income tax purposes such interest remains fully tax-exempt, and (2) interest on all tax-exempt obligations is included in "adjusted current earnings" of corporations for alternative minimum tax purposes. Because Tax Free Money Fund expects to purchase private activity bonds, a portion (not expected to exceed 20%) of the Fund's exempt-interest dividends may constitute an item of tax preference for those shareholders subject to the alternative minimum tax. Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund each may invest in municipal obligations, the interest on which is subject to the alternative minimum tax (AMT securities). To the extent that these Funds invest in AMT securities, shareholders who are subject to the alternative minimum tax will be required to report a portion of that Fund's dividends as a "tax preference item" in determining their federal taxes.

    Every shareholder that is required to file a federal individual income tax return is required to include for informational purposes the amount of exempt-interest dividends received from the municipal bond funds during the taxable year. Exempt interest dividends are included in determining what portion, if any, of a person's social security benefits and railroad retirement benefits are subject to federal income tax.

    Interest on indebtedness incurred by shareholders to purchase or carry shares of each municipal bond fund generally is not deductible for federal income tax purposes. Shares of each municipal bond fund may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the shares.

    The exemption for federal income tax purposes of dividends derived from interest on municipal securities does not necessarily result in an exemption under the tax laws of any state or local taxing authority. Shareholders of the municipal bond funds may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they reside but may be subject to tax on income derived from the municipal securities of other jurisdictions. Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes to investments in a municipal bond fund that may differ from the federal income tax consequences described above.

    FEDERAL TAXES. Distributions from each Fund's taxable net investment income and net short-term capital gains are taxed as dividends, and capital gain distributions are taxed as long-term capital gains. In the case of corporate shareholders, a portion of the equity funds' distributions may qualify for the dividends-received deduction. The Funds' distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December to shareholders of record in such month and paid the subsequent January will be taxed as though paid on December 31.

    The Funds will send shareholders a tax statement by January 30 showing the status of the taxable distributions received in the prior year, and will file a copy with the IRS. In addition, within 60 days from the end of each Fund's fiscal year end, the shareholders will be notified as to the portion of distributions paid that qualify as exempt-interest dividends, capital gain distributions, and qualified dividends for corporate investors. It is suggested that shareholders keep all statements received to assist in personal recordkeeping.

    STATE AND LOCAL TAXES. In addition to federal taxes, shareholders may be subject to state or local taxes on their investment, depending on state law.

    STATE OF MARYLAND. To the extent the Maryland Municipal Bond Fund qualifies as a regulated investment company under the Code, it will be subject to Maryland tax only on (1) that portion of its income on which tax is imposed for federal income tax purposes under Section 852(b)(1) of the Code and (2) that portion of its income which consists of federally tax exempt interest on obligations other than Maryland Exempt Obligations (hereinafter defined) to the extent such interest is not paid to Maryland Municipal Bond Fund shareholders in the form of exempt-interest dividends. To the extent dividends paid by the Maryland Municipal Bond Fund represent interest excludable from gross income for federal income tax purposes, that portion of exempt-interest dividends that represents interest received by the Maryland Municipal Bond Fund on obligations issued by the State of Maryland, its political subdivisions, Puerto Rico, the U.S. Virgin Islands, or Guam and their respective authorities or municipalities (Maryland Exempt Obligations), will be exempt from Maryland state and local income taxes when allocated or distributed to a shareholder of the Maryland Municipal Bond Fund except in the case of a shareholder that is a financial institution. Except as noted below, all other dividend distributions will be subject to Maryland state and local income taxes.

    Capital gains distributed by the Maryland Municipal Bond Fund to a shareholder or any gains realized by a shareholder from a redemption or sale of shares must be recognized for Maryland state and local income tax purposes to the extent recognized for federal income tax purposes. However, capital gains distributions included in the gross income of shareholders for federal income tax purposes are subtracted from capital gains income for Maryland income tax purposes to the extent such distributions are derived from the disposition by the Maryland Municipal Bond Fund of debt obligations issued by the State of Maryland, its political subdivisions and authorities.

    Except in the case of a shareholder that is a financial institution, dividends received by a shareholder from the Maryland Municipal Bond Fund that are derived from interest on U.S. Government obligations will be exempt from Maryland state and local income taxes.

    In the case of individuals, Maryland presently imposes an income tax on certain items of tax preference with reference to such items as defined in the Code for purposes of calculating the federal alternative minimum tax. Interest paid on certain private activity bonds (AMT Bonds) is a preference item for purposes of calculating the federal alternative minimum tax. Accordingly, if the Maryland Municipal Bond Fund holds AMT Bonds of an issuer other than the State of Maryland or one of its political subdivisions, agencies or authorities (Non-Maryland AMT Bonds), the excess of 50% of that portion of exempt interest dividends which is attributable to interest on Non-Maryland AMT Bonds over a threshold amount is subject to Maryland income tax. Interest on indebtedness incurred or continued (directly or indirectly) by a shareholder in order to purchase or carry shares of the Maryland Municipal Bond Fund will not be deductible for Maryland state and local income tax purposes. Individuals will not be subject to personal property tax on their shares of the Maryland Municipal Bond Fund. Shares of the Maryland Municipal Bond Fund held by a Maryland resident at death may be subject to Maryland inheritance and estate taxes.


    COMMONWEALTH OF VIRGINIA. Under existing Virginia law, distributions from Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund will not be subject to income taxation to the extent that such distributions are attributable to interest from or gain on the sale or exchange of (i) obligations of Virginia, its political subdivisions, or its instrumentalities, or (ii) obligations of the United States and its territories that are exempt from state taxation under federal law. These Virginia income tax exemptions will be available only if a Fund (i) qualifies as a separate "regulated investment company" under the Internal Revenue Code and (ii) complies with the requirement of the Internal Revenue Code that at least 50% of the value of its assets at the close of each quarter of its taxable year is invested in state, municipal, or other obligations described in Section 103(a) of the Internal Revenue Code. These Funds intend to comply with those requirements.





    Interest on indebtedness incurred (or continued) by a shareholder of Virginia Intermediate Municipal Bond Fund or Virginia Municipal Bond Fund to purchase or carry shares of these Funds will not be deductible for Virginia income tax purposes to the extent such interest expense relates to the portions of distributions exempt from Virginia income taxation. These Funds will not be subject to any Virginia intangible personal property tax on any obligations in a Fund. In addition, shares of a Fund held for investment purposes will not be subject to any Virginia intangible personal property tax.

    To be entitled to the exemption described above for distributions attributable to certain interest on Virginia obligations, obligations of certain United States possessions or direct United States obligations, a shareholder must be able to substantiate the exempt portions of each distribution with reasonable certainty. The determination of exempt portions must be made on a monthly (rather than annual or quarterly) basis if, as planned, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund each makes monthly distributions. Accordingly, shareholders should retain their statements from these Funds, which are to be issued at least annually, showing the percentages of each monthly distribution attributable to interest on Virginia obligations, possessions obligations and United States obligations.

    CAPITAL GAINS. Shareholders may realize a capital gain or loss when they redeem (sell) or exchange shares of the Funds. For most types of accounts, the Funds will report the proceeds of a shareholder's redemptions to the shareholder and the IRS annually. However, because the tax treatment also depends on the purchase price and the shareholder's personal tax position, shareholders should keep their regular account statements to use in determining their tax.

    BUYING A DIVIDEND. On the ex-dividend date for an equity or bond fund distribution, the Fund's share value is reduced by the amount of the distribution. If a shareholder were to buy shares just before the record date (buying a dividend), the shareholder would pay the full price for the shares and then, in effect, receive a portion of the price back as a taxable distribution.

    OTHER TAX INFORMATION. When an investor signs his account application, he will be asked to provide his social security or taxpayer identification number and certify that the number provided is correct and that he is not subject to 31% backup withholding for failing to report income to the IRS. If an investor fails to provide the correct number or violates IRS regulations, the IRS can require the Funds to withhold 31% of his taxable distributions and redemptions.

    Each Class calculates dividend and capital gain distributions separately. Each Fund is treated as a separate entity in all respects for tax purposes. There is a risk that a Fund may be unable to meet certain tax rules required for treatment as a regulated investment company. If this were to occur, the affected Fund may be required to pay federal as well as Maryland state income taxes from its assets.


    The information above is only a summary of some of the tax consequences generally affecting the Funds and their shareholders, and no attempt has been made to discuss individual tax consequences. Investors should consult their tax advisers to determine whether a Fund is suitable to their particular situations.


                 DIRECTORS AND OFFICERS AND AFFILIATED PERSONS

    The Directors and officers of the Company and their principal occupations during the past five years are set forth below. The Director who is an "interested person" (as defined in the 1940 Act) by virtue of his affiliation with either a fund or the Adviser is indicated by an asterisk (*).

    TODD CIPPERMAN, Vice President and Assistant Secretary. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm) 1991-1994.

    * JESSE F. WILLIAMS III, Chairman, President, and Director. Chairman of the Board, Harrison & Bates Incorporated (real estate company), since 1971. Mr. Williams is also a member of the advisory board of Crestar Bank. His address is 830 East Main Street, 5th Floor, Richmond, Virginia 23219.

    JOHN BRUCE JAMES, JR., Director. Vice President of Virginia Landmark Corporation (real estate company) since 1970. Mr. James is also a member of the Commission of Architectural Review, City of Richmond, since 1982; a member of the Board of Trustees of the Instructive Visiting Nurses Association since 1976; and a member of the Board of Directors of The Retreat Hospital, Richmond, Virginia, since 1982. Previously, he was a member of the Board of Trustees, Hampden-Sydney College. His address is 3910 Exeter Road, Richmond, Virginia 23221.

    JEAN L. OAKEY, Director. Partner at Wells Coleman & Co. (public accountants). Her business address is 3800 Patterson Avenue, Richmond, Virginia 23221.

    GLEN DOUGLAS POND, Director. Retired. Formerly the Director of the Virginia Retirement System. His address is 1545 Winona Park Drive, West Point, Virginia 23181.

    DAVID M. CARTER, Secretary, Partner, Hunton and Williams, Fund Counsel.

    KEVIN P. ROBINS, Vice President and Assistant Secretary. Senior Vice President and General Counsel of SEI Investments, the Administrator and the Distributor since 1994. Assistant Secretary of SEI Investments since 1992. Secretary of the Administrator since 1994. Vice President, General Counsel and Assistant Secretary of the Administrator and the Distributor, 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1988-1992.

    ROBERT DELLACROCE, Controller and Chief Financial Officer. Director, Funds Administration and Accounting of SEI Investments since 1994. Senior Audit Manager, Arthur Andersen LLP, 1986-1994.

    The Directors and officers of the Trust own less than 1% of the outstanding shares of any Fund.

    As of November 30, 1998, the Directors and officers of the Company received the following compensation:


                                                                                             TOTAL COMPENSATION FROM
                                    AGGREGATE            PENSION OR                            REGISTRANT AND FUND
                                COMPENSATION FROM        RETIREMENT           ESTIMATED          COMPLEX PAID TO
                                  REGISTRANT FOR      BENEFITS ACCRUED     ANNUAL BENEFITS          DIRECTORS
                                FISCAL YEAR ENDED      AS PART OF FUND          UPON          FOR FISCAL YEAR ENDED
NAME OF PERSON, POSITION               1998               EXPENSES           RETIREMENT                1998
------------------------------  ------------------   -------------------  -----------------  ------------------------
Jesse F. Williams, III,
  Chairman, President and
  Director....................       $ 9,000                       0                  0                $ 9,000
John Bruce James, Jr.,
  Director....................       $ 9,000                       0                  0                $ 9,000
Jean L. Oakey, Director.......       $ 9,000                       0                  0                $ 9,000
Glen Douglas Pond, Director...       $ 9,000                       0                  0                $ 9,000


    The Company was incorporated in the state of Maryland as Bayshore Funds, Inc. on March 17, 1986. At a special meeting of shareholders held July 7, 1992, shareholders approved an amendment to the Articles of Incorporation changing the name to CrestFunds, Inc. The change was effective July 10, 1992.

                                  THE ADVISER

    Pursuant to Investment Advisory Agreements, as amended (the Advisory Agreements) Crestar Asset Management Company (the Adviser) (formerly Capitoline Investment Services, Incorporated), a wholly-owned subsidiary of Crestar Bank, a subsidiary of Crestar Financial Corp., furnishes at its own expense all services, facilities and personnel necessary in connection with managing each Fund's investments and effecting portfolio transactions for each Fund. Each Advisory Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board of Directors or by vote of the shareholders, and in either case by a majority of the Directors who are not parties to each Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on each Advisory Agreement.

    Each Advisory Agreement is terminable without penalty by any Fund on 60 days' written notice when authorized either by vote of its shareholders or by a vote of a majority of the Board of Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. Each Advisory Agreement also provides that, with respect to each Fund, neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of the Adviser's or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreements. Each Advisory Agreement provides that the Adviser may render services to others.

    The fees paid pursuant to the Advisory Agreements are accrued daily and paid monthly. For its services under the Advisory Agreements, the Adviser receives fees with respect to each Fund at the annual rates set forth below:

MONEY MARKET FUNDS

    .40% of each Fund's average daily net assets on the first $500 million of net assets; .35% of each Fund's average daily net assets on the next $500 million of net assets; and .30% of each Fund's average daily net assets on all remaining net assets.

CAPITAL APPRECIATION FUND, VALUE FUND AND SPECIAL EQUITY FUND

    .75% of each Fund's average daily net assets.

VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

    .50% of the Fund's average daily net assets.

INTERMEDIATE BOND FUND

    .60% of Bond Fund's average daily net assets.

MARYLAND MUNICIPAL BOND FUND, GOVERNMENT BOND FUND AND VIRGINIA MUNICIPAL BOND
  FUND

    .60% of each Fund's average daily net assets.

    The Adviser may choose to waive or reimburse a Fund for a portion of that Fund's investment advisory fee.

    For the fiscal years ended November 30, 1998, 1997 and 1996, the advisory fees paid to the Adviser with respect to each money market fund were as follows:


                                                         11/30/98      WAIVED      11/30/97     WAIVED      11/30/96      WAIVED
                                                        ----------   -----------  ----------  -----------  ----------   -----------
Cash Reserve Fund.....................................  $4,309,642     $  0       $3,195,116     $ 0       $2,315,239     $  0
Tax Free Money Fund...................................  $  963,089     $  0       $  861,325     $ 0       $  732,401     $  0


    Fees paid to the Adviser with respect to the bond and equity funds were as follows:


                                                 11/30/98      WAIVED         11/30/97       WAIVED      11/30/96      WAIVED
-------------------------------------------------------------------------------------------------------------------------------
Limited Term Bond Fund.........................      N/A        N/A          $  383,856        $0        $  442,489       $0
Intermediate Bond Fund.........................  $1,884,648      $0          $1,720,984        $0        $  834,629       $0
Government Bond Fund...........................  $  282,663   $47,111        $  210,388      $29,208     $   96,203    $16,038
MD Municipal Bond Fund.........................  $  104,506   $60,961        $   50,300      $31,143     $   18,497    $15,422
VA Intermediate Municipal Bond Fund............  $1,248,320      $0          $1,232,770        $0        $  460,612       $0
VA Municipal Bond Fund.........................  $  166,644   $27,777        $  107,969      $17,385     $   72,398    $12,074
Value Fund.....................................  $4,748,698      $0          $4,336,987        $0        $2,617,223       $0
Capital Appreciation Fund......................  $  948,330      $0          $  613,737        $0        $  211,351       $0
Special Equity Fund............................  $  889,637      $0          $  763,167        $0        $  506,324       $0

    None of the Maryland Municipal Bond, Government Bond or Virginia Municipal Bond Funds conducted operations during the fiscal years ended November 30, 1994 and 1993.

    In addition to receiving its advisory fee from the Funds, the Adviser may also act and be compensated as investment manager for its clients with respect to assets which are invested in a Fund. In some instances the Adviser may elect to credit against any investment management fee received from a client who is also a shareholder in the Fund an amount equal to all or a portion of the fees received by the Adviser and its affiliates from a Fund with respect to the client's assets invested in the Fund.

    The Company has, under each Advisory Agreement, confirmed its obligation to pay all other expenses, including interest charges, taxes, brokerage fees and commissions; certain insurance premiums; fees, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent; telecommunications expenses; auditing, legal and compliance expenses; costs of forming the corporation and maintaining corporate existence; costs of preparing and printing the Company's prospectus, statement of additional information, subscription order forms and shareholder reports and delivering them to existing and prospective shareholders; costs of maintaining books of original entry for portfolio and Fund accounting and other required books and accounts and of calculating the net asset value of shares of the Funds; costs of reproduction, stationery and supplies; compensation of directors and officers and employees of the Company and costs of other personnel performing services for the Company who are not officers of the Adviser, the Company's Distributor or their respective affiliates; costs of corporate meetings; SEC registration fees and related expenses; state securities laws registration fees and related expenses; fees payable to the Adviser under the Advisory Agreements and to the Company's Distributor under the Administration and Distribution Agreement and all other fees and expenses paid by a Fund or Class pursuant to the Administration Plans or Distribution Plans.

                         ADMINISTRATOR AND DISTRIBUTOR

THE ADMINISTRATOR

    The Company and SEI Investments Mutual Funds Services (the Administrator) have entered into an administration agreement (the Administration Agreement) effective March 1, 1995.

    The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.


    The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation
(SIMC), a wholly-owned subsidiary of SEI Investments Company (SEI Investments), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, Alpha Select Funds, The Arbor Fund, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784
Funds-Registered Trademark-, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Huntington Funds, The Nevis Fund, Inc., Oak Associates' Funds, The PBHG Funds, Inc., PBHG Advisor Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust and TIP Funds.


    The Administrator is entitled to a fee, calculated daily and paid monthly, at an annual rate of .15% of average daily net assets of each of the Funds.

    For the fiscal years ended November 30, 1996, 1997 and 1998, the Administrator was compensated for its services under the Administration Agreement as follows:


                                                 FEES PAID                         FEES WAIVED
                                   ------------------------------------------------------------------------
FUND                                   1998        1997         1996        1998        1997        1996
-----------------------------------------------------------------------------------------------------------
Cash Reserve Fund................  $1,779,809   $1,322,853    $828,715        $0          $0          $0
Tax Free Money Fund..............  $  361,160   $  323,063    $275,026        $0         $65          $0
Intermediate Bond Fund...........  $  471,162   $  430,246    $208,658        $0          $0          $0
Government Bond Fund.............  $   70,666   $   54,362    $ 24,058      $56,497    $54,362      $24,058
MD Municipal Bond Fund...........  $   26,127   $   10,561    $  4,627        $0          $0        $ 4,627
VA Intermediate Municipal Bond
  Fund...........................  $  374,498   $  370,217    $138,184        $0        $   384       $0
VA Municipal Bond Fund...........  $   41,661   $   32,181    $ 18,111      $36,010     $27,381     $18,111
Value Fund.......................  $  949,744   $  867,402    $523,446        $0          $0          $0
Capital Appreciation Fund........  $  189,667   $  122,748    $ 42,270        $0          $0          $0
Special Equity Fund..............  $  177,928   $  152,634    $101,178        $0          $0          $0


THE DISTRIBUTOR

    SEI Investments Distribution Co. (the Distributor), a wholly-owned subsidiary of SEI, and the Company are parties to a distribution agreement (Distribution Agreement) effective as of March 1, 1995. The Distribution Agreement shall be reviewed and ratified at least annually (i) by the Company's Directors or by the vote of a majority of the outstanding shares of the Company, and (ii) by the vote of a majority of the Directors of the Company who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Fund on not less than sixty days' notice by the Directors, by vote of a majority of the outstanding shares of such Fund or by the Distributor.

    For the fiscal years ended November 30, 1998, 1997 and 1996, the aggregate dollar amounts of commissions paid under the Distribution Agreement and the amounts retained by the distributor during such years were as follows:


                                                       DOLLAR AMOUNTS OF COMMISSIONS          COMMISSIONS RETAINED BY UNDERWRITER
---------------------------------------------------------------------------------------------------------------------------------
FUND NAME                                  CLASS       1998         1997          1996        1998        1997         1996
---------------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund.................      A       $10,884.47   $ 15,304.40   $17,402.17   $1,163.07  $   631.24    $1,825.43
Virginia Intermediate Bond Fund........      A        26,260.88     25,357.93    33,050.62    3,006.81    2,315.57     3,291.12
Value Fund.............................      A       199,046.93    323,214.57   188,031.26   22,097.71   28,268.32    19,044.13
Capital Appreciation Fund..............      A        89,699.92    100,736.11    55,652.57    9,980.89    9,940.12     5,495.80
Special Equity Fund....................      A        17,175.33     41,106.33    22,831.22    1,911.66    3,902.98     2,287.46
Value Fund.............................      B            0            0            0        57,744.89   22,970.48     9,197.61
Special Equity Fund....................      B            0            0            0         8,937.55    5,195.30     3,153.64
Government Bond Fund...................      B            0            0            0         8,312.29      401.20       771.47
Virginia Municipal Bond Fund...........      B            0            0            0        16,061.27    4,362.23     8,286.99
Maryland Municipal Bond Fund...........      B            0            0            0         5,718.86    1,644.33         0
Capital Appreciation Fund..............      B            0            0            0        13,772.72        0            0
---------------------------------------------------------------------------------------------------------------------------------
     TOTAL.............................             $343,067.53  $505,719.34  $316,967.84  $148,707.92  $79,631.77   $53,353.65
---------------------------------------------------------------------------------------------------------------------------------


DISTRIBUTION PLAN

    The Board of Directors of the Company has approved an Amended and Restated Distribution and Service Plan (the Distribution Plan) pursuant to Rule 12b-1 of the 1940 Act (the Rule). Under the Trust Class Distribution Plan the Distributor is compensated at the annual rate of .15% of the aggregate average daily net assets of the Trust Class shares of the Fund. The Distributor will be compensated for distribution services provided to the Trust Class shares including the printing and distribution of Prospectuses, Statements of Additional Information or reports prepared for the use in connection with the offering of shares of the Fund (other than to existing shareholders at the time of such mailing), the expenses incurred for the preparation of any other literature used by the Distributor in connection with any such offering. The Distributor has agreed to waive any fees payable pursuant to the Distribution Plan attributable to Trust Class shares, and will bear the costs of other distribution-related activities. The Distributor reserves the right to terminate its waiver at any time at its sole discretion.

A SHARES AND B SHARES DISTRIBUTION PLANS

    The Distribution Plan further provides that the A Shares will pay the Distributor a fee of .15% of the average daily net assets of the funds and an additional .25% of the average daily net assets of the money market funds, which the Distributor can use to compensate broker/dealers and service providers, including the Adviser and its affiliates which provide administrative and/or distribution services to the Class A

Shareholders or their customers who beneficially own Class A Shares. All of the fees currently are being waived by the Distributor.

    The Company has adopted the Investors Class B Shares Distribution and Service Plan (the B Shares Distribution Plan) in accordance with the provisions of the Rule which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. The B Shares Distribution Plan provides that B Shares will pay the Distributor a fee of .75% of the average daily net assets of the funds which offer B Shares. Continuance of the B Shares Distribution Plan must be approved annually by a majority of the Directors of the Company. The B Shares Distribution Plan requires that quarterly written reports of amounts spent under the B Shares Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Directors. The B Shares Distribution Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding shares of the Company. All material amendments of the Plan will require approval by a majority of the Directors of the Company and of the Qualified Directors.

    For the fiscal years ended November 30, 1998, 1997 and 1996, the Distributor was compensated for its services under the B Shares Distribution Plan as follows:


                                                                               FEES PAID                       FEES WAIVED
                                                                    ------------------------------  -------------------------------
FUND                                                                  1998       1997       1996      1998       1997      1996
------------------------------------------------------------------  --------   --------   --------  --------   ---------  --------
Cash Reserve Fund.................................................  $    422   $    274   $   127   $     26   $     55   $    17
Government Bond Fund..............................................  $ 12,896   $  7,020   $ 3,885   $    647   $    784   $   518
MD Municipal Bond Fund............................................  $ 13,430   $  2,494   $   356   $    554   $    354   $    48
VA Municipal Bond Fund............................................  $ 19,314   $  4,948   $ 5,079   $    966   $  1,213   $   677
Value Fund........................................................  $152,051   $ 29,668   $25,184   $ 37,981   $ 21,461   $ 3,353
Capital Appreciation Fund.........................................  $ 18,312   $      0   $     0   $    914   $      0   $     0
Special Equity Fund...............................................  $ 20,913   $  8,206   $ 5,955   $  1,045   $  1,439   $   794


    Also, for the fiscal years November 30, 1998, 1997 and 1996, pursuant to the B Shares Distribution Plan, the Distributor is compensated at an annual rate of
 .25% of B Shares' average net assets for providing ongoing shareholder services to investors in B Shares as follows:


                                                                         FEES PAID                       FEES WAIVED
                                                              -------------------------------  -------------------------------
FUND                                                            1998       1997       1996       1998       1997       1996
------------------------------------------------------------- ---------  ---------  ---------  ---------  ---------  ---------
Cash Reserve Fund............................................  $ 141       $   91    $   42     $     8     $   41     $    8
Government Bond Fund.........................................  $ 4,299     $2,340    $1,295     $   215     $  262     $  259
MD Municipal Bond Fund.......................................  $ 4,476     $  832      $119     $   184     $  118     $   24
VA Municipal Bond Fund.......................................  $ 6,438     $1,650    $1,693     $   322     $  404     $  339
Value Fund...................................................  $50,684     $9,889    $8,394     $12,660     $7,154     $8,394
Special Equity Fund..........................................  $ 6,971     $2,736    $1,985     $   348     $  480     $  397
Capital Appreciation Fund....................................  $ 6,104       $0        $0       $   304       $0         $0


    Prior to March 1, 1995, Fidelity Distributor Corporation (FDC) served as the Funds' administrator and distributor under Administrative and Distribution Plans.

    The following represents expenses made pursuant to the Rule for the fiscal year ended November 30, 1998.


                                                                          12b-1 EXPENSES
                                             -------------------------------------------------------------------------
                                              THIRD PARTY    PROMOTION AND     MARKETING
FUND                                           PAYMENTS       ADVERTISING     MANAGEMENT    DISTRIBUTION  MAINTENANCE
-------------------------------------------  -------------  ---------------  -------------  -----------  -------------
Cash Reserve Fund..........................    $  384              --              --            --            --
Tax Free Money Fund........................    $  0                --              --            --            --
Intermediate Bond Fund.....................    $  0                --              --            --            --
Government Bond Fund.......................    $ 14,677            --              --            --            --
MD Municipal Bond Fund.....................    $ 12,742            --              --            --            --
VA Intermediate Municipal Bond Fund........    $  0                --              --            --            --
VA Municipal Bond Fund.....................    $ 19,824            --              --            --            --
Value Fund.................................    $184,217            --              --            --            --
Capital Appreciation Fund..................    $ 23,907            --              --            --            --
Special Equity Fund........................    $ 27,494            --              --            --            --


    In addition, the Adviser may use all or a portion of the fee received under its advisory contract, past profits or other resources to pay financial institutions and other industry professionals such as investment advisors, broker-dealers (including Crestar Securities Corporation), accountants and estate planning firms (Qualified Recipients) for shareholder services. These Qualified Recipients may be paid for such services from the fees paid by the Funds to the Adviser. The Plans also provide that the Adviser may engage banks as Qualified Recipients for performing certain shareholder support services. The Adviser will make such payments only to Qualified Recipients who provide shareholder support services. These shareholder services may include, among other things, answering client inquiries, investing client account balances automatically in Fund shares, arranging for bank wires, and such other client services of a nature generally provided by a bank as may seem appropriate. The Adviser will enter into written agreements with Qualified Recipients who receive payments pursuant to a Plan. Payments will be made on the basis of the average daily net asset value of a Fund's shares owned by shareholders for whom the Qualified Recipient is the holder of record or with whom the Qualified Recipient has a servicing relationship.

    As discussed in the Prospectus, the Company recognizes that the Glass-Steagall Act and other applicable laws prohibit banks from engaging in the business of underwriting, selling or distributing securities. Accordingly, the Distributor will engage banks as Qualified Recipients only to perform administrative and shareholder servicing functions. While the matter is not free from doubt, the Company's Board of Directors believes on advice of counsel that such laws should not preclude a bank from performing shareholder support services. However, judicial or administrative decisions or interpretations of such laws, as well as changes in federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If banks or bank affiliates were prohibited from so acting, the Company would change its existing policies to permit bank customers who are shareholders to remain shareholders of a Fund and would implement alternative means for continuing the servicing of such shareholders. In such event, changes in the operation of a Fund might occur and a shareholder serviced by such bank might no longer be able to make use of any automatic investment or other services then being provided by the bank.

                                 TRANSFER AGENT

    Pursuant to a Transfer Agent Agreement dated as of July 10, 1992 between the Company, on behalf of each of the Funds, and Crestar Bank, the Transfer Agent for each of the Funds is Crestar Bank (Transfer Agent). The Transfer Agent maintains an account for each shareholder and monitors tax reporting, performs other transfer agency functions and acts as dividend disbursing agent for each Fund. For these services, the Transfer Agent will be paid an annual fee of .06% of the average daily net assets of the A Shares and B Shares of each Fund.

    The Transfer Agent Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board of Directors or by a vote of the shareholders and in either case by a majority of the Directors who are not parties to the Transfer Agent Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Transfer Agent Agreement.

                                   CUSTODIAN

    Pursuant to a Custodian Agreement dated as of July 10, 1992 between the Company, on behalf of each of the Funds, and Crestar Bank, Crestar Bank (the Custodian) acts as the Custodian of each Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities and collecting income on Fund investments. For these services, the Custodian will receive a fee, with respect to each money market fund, computed and paid monthly, based on the total net assets of each such Fund, the number of portfolio transactions of the Fund and the number of securities in the Fund's portfolio. The Custodian's fee for any fiscal year of the Company will not exceed .04% of each Fund's average daily net assets.

                                    AUDITOR


Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, independent auditors, has been selected as auditors for the Company. Deloitte & Touche LLP has acted as independent auditors of the Company since its inception.


                                 LEGAL COUNSEL

    Hunton & Williams, Riverfront Plaza, 951 E. Byrd Street, East Tower, Richmond, VA 23219-4074 serves as legal counsel for the Company.




                        PRINCIPAL HOLDERS OF SECURITIES

    A shareholder owning of record or beneficially more than 25% of a particular Fund's shares may be considered to be a "controlling person" of that Fund. Accordingly, its vote could have a more significant effect on matters presented at shareholder meetings than the votes of the Fund's other shareholders. As of March 1, 1999, the following persons were the only persons who were record owners (or to the knowledge of the Company, beneficial owners) of 5% and 25% or more of the Funds' Class A and Class B Shares:


 Fund Name               Shareholder                   %
 ---------               -----------                   -
 Cash Reserve Fund       Class A Shares

                         National Finance Services     99.99%
                         Corp.
                         For the Exclusive Benefit
                         of Our Customers
                         Church Street Station
                         New York, NY 10008-3752

 Tax Free Money Fund     Class A Shares

                         National Finance Services     90.58%
                         Corp.
                         For the Exclusive Benefit
                         of Our Customers
                         Church Street Station
                         New York, NY 10008-3752

 Intermediate Bond Fund  Class A Shares

                         NFSC FEBO BNG-640344          5.76%
                         The National Education of
                         Chain Drugstores Education
                         Foundation
                         Attn:  R James Huber
                         P.O Box 1417 D-49
                         Alexandria, VA 22313

                         NFSC FEBO A1F-975494          10.04%
                         NFSC/FMTC
                         12105 Devilwood Dr.
                         Potomac, MD 20854

                         NFSC FEBO BNG-002623          10.18%
                         Old Dominion Trust Co.
                         109 East Main St.
                         Suite 410
                         Norfolk, VA 23510

 Cash Reserve Fund       Class B Shares

                         NFSC FEBO DFL-721409          8.83%
                         Ellen Gilliam
                         7922 Coriander Drive Apt.
                         103
                         Gaithersburg, MD 20879

                         NFSC FEBO A1F-416550          10.04%
                         Gail B. Rehmert
                         3 Seagle Court
                         Hampton, VA 23669

                         NFSC FEBO A1F-279170          10.11%
                         Leibet O. Tuttle
                         3270 Forest Lane
                         Saluda, VA 23149

                         SEI Corporation               11.92%
                         680 E. Swedesford Road
                         Wayne, PA 19087-1658

                         NFSC FEBO A1F-815373          13.55%
                         NFSC FMTC IRA
                         FBO Eung Sung Kim
                         1120 Challedon Rd.
                         Great Falls, VA 22066

                         NFSC FEBO A1F-830550          16.00%
                         NFSC FMTC IRA Rollover
                         227 High Falcon Road
                         Reisterstown, MD 21136

                         NFSC FEBO A1F-948195          24.13%
                         NFSC FMTC IRA Rollover
                         132 River Ridge Road
                         Madison Heights, VA 24572

 MD Municipal Bond Fund  Class B Shares

                         NFSC FEBO 01W-415111          5.25%
                         Barbara C. Tew
                         3318 Dunnington Rd.
                         Beltsville, MD 20705

                         NFSC FEBO A1F-045799          5.43%
                         Son Ho Yi
                         10028 Fox Den Court
                         Ellicott, MD 21042

 Virginia Intermediate   Class B Shares
 Municipal Bond Fund
                         NFSC FEBO A1F-393789          5.03%
                         Jeffrey S. Hall
                         2413 Loreines Landing Lane
                         Richmond, VA 23233

                         NFSC FEBO A1F-029106          5.23%
                         Mary Jo McNeer
                         7321 Riverside Drive
                         Richmond, VA 23225

                         NFSC FEBO A1F-628107          7.27%
                         Nancy Holdmann
                         23 Winster Fax
                         Williamsburg, VA 23185


                              FINANCIAL STATEMENTS

    The financial statements and financial highlights for the fiscal year ended November 30, 1998 for Cash Reserve Fund, Tax Free Money Fund, Intermediate Bond Fund (formerly known as Bond Fund), Government Bond Fund, Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund (formerly known as Virginia Municipal Bond Fund), Virginia Municipal Bond Fund, Value Fund, Capital Appreciation Fund and Special Equity Fund are included in the Annual Report which is a separate report supplied with this Statement of Additional Information. The financial statements and financial highlights are incorporated herein by reference.

                                    APPENDIX

DESCRIPTION OF SELECTED INDICES:

    DOW JONES INDUSTRIAL AVERAGE is an unmanaged index of 30 common stock prices representing stocks of major industrial companies and includes reinvestment of dividends.

    STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX is an unmanaged index of common stock prices and includes reinvestment of dividends.

    NASDAQ COMPOSITE INDEX is an unmanaged index of over-the-counter stock prices and does not assume reinvestment of dividends.

    RUSSELL 2000 INDEX is an unmanaged index of small capitalization stocks that includes reinvestment of dividends.

    RUSSELL 1000 GROWTH INDEX, an unmanaged index, is a broad measure of the performance of growth companies and includes reinvestment of dividends and capital gains.

    VALUE LINE INDEX, an unmanaged index, is a broad measure of both large and small companies and includes reinvestment of dividends and capital gains.

    LEHMAN BROTHERS AGGREGATE BOND INDEX, an unmanaged index, is a broad measure of bond performance and includes reinvestment of dividends.

    LEHMAN BROTHERS GENERAL OBLIGATION BOND INDEX, an unmanaged index, is a broad measure of the performance of tax-exempt bonds and includes reinvestment of dividends.

    LEHMAN BROTHERS GOVERNMENT BOND INDEX is an index comprised of all public obligations of the U.S. Treasury, U.S. Government agencies, quasi-federal corporations, and of corporate debt guaranteed by the U.S. Government. The index excludes flower bonds, foreign targeted issues, and mortgage-backed securities.

    LEHMAN BROTHERS CORPORATE BOND INDEX is an index comprised of all public, fixed-rate, non-convertible investment-grade domestic corporate debt. Issues included in this index are rated at least Baa by Moody's Investors Service or BBB by Standard and Poor's Corporation or, in the case of unrated bonds, BBB by Fitch Investors Service. Collateralized mortgage obligations are not included in the Corporate Bond Index.

    The Government Bond Index and the Corporate Bond Index combine to form the Corporate Bond Index.

    LEHMAN BROTHERS INTERMEDIATE CORPORATE BOND INDEX is an index comprised of all public, fixed-rate, non-convertible investment-grade domestic corporate debt. Issues included in this index have remaining maturities of one to ten years and are rated at least Baa by Moody's Investors Service or BBB by Standard and Poor's Corporation or, in the case of unrated bonds, BBB by Fitch Investors Service.

    LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX is an index comprised of all public, fixed-rate, non-convertible investment-grade domestic corporate debt. Issues included in this index have remaining maturities greater than ten years and are rated at least Baa by Moody's Investors Service or BBB by Standard and Poor's Corporation, or, in the case of unrated bonds, BBB by Fitch Investors Service.

    SALOMON BROTHERS HIGH GRADE CORPORATE BOND INDEX is an index of high quality corporate bonds with a minimum maturity of at least ten years and with total debt outstanding of at least $50 million. Issues included in the index are rated AA or better by Moody's Investors Service or AA or better by Standard & Poor's Corporation.

    MERRILL LYNCH HIGH AND MEDIUM QUALITY INTERMEDIATE-TERM CORPORATE INDEX is an index comprised of all public, fixed-rate, non-convertible corporate debt. Issues included in this index have remaining maturities of between one year and
9.99 years. Issues included in the index are rated at least BBB by Standard & Poor's Corporation.

    DOLLAR-WEIGHTED AVERAGE MATURITY is derived by multiplying the value of each investment by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund's portfolio. An obligation's maturity is typically determined on a stated financial maturity basis, although there are some exceptions to this rule. For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date in which the instrument will probably be called, refunded or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities and some asset-backed securities, such as collateralized mortgage obligations, are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the expected principal payments during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S RATINGS OF STATE AND MUNICIPAL
  NOTES:

    Moody's ratings for state and municipal and other short-term obligations are designated Moody's Investment Grade (MIG, or VMIG for variable rate obligations). This distinction is in recognition of the difference between short-term credit risk and long-term credit risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used will be as follows:

    MIG-1/VMIG-1--This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

    MIG-2/VMIG-2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S RATINGS OF STATE AND MUNICIPAL
  NOTES:

    SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

    SP-2--Satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S MUNICIPAL BOND RATINGS:

    Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S MUNICIPAL BOND RATINGS:

    AAA--Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

    AA--Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt issues only in small degree.

    A--Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

    BBB--Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher categories.

    The ratings from AA to CCC may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S COMMERCIAL PAPER RATINGS:

    Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

    - Leading market positions in well-established industries.

    - High rates of return on funds employed.

    - Conservative capitalizations structures with moderate reliance on debt and ample asset protection.

    - Broad margins in earnings coverage of fixed financial charges and with high internal cash generation.

    - Well established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, wmay be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S COMMERCIAL PAPER RATINGS:

    A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

    A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

    A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

                                     CRESTFUNDS-Registered Trademark-



                                     Trust Class

                                      PROSPECTUS
                                    MARCH 30, 1999


                                  CASH RESERVE FUND
                               U.S. TREASURY MONEY FUND
                                 TAX FREE MONEY FUND
                                LIMITED TERM BOND FUND
                                INTERMEDIATE BOND FUND
                                 GOVERNMENT BOND FUND
                      VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
                             VIRGINIA MUNICIPAL BOND FUND
                             MARYLAND MUNICIPAL BOND FUND
                                      VALUE FUND
                              CAPITAL APPRECIATION FUND
                                 SPECIAL EQUITY FUND


INVESTMENT ADVISER:      CRESTAR ASSET MANAGEMENT COMPANY



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED ANY FUND SHARES OR
     DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE.
          IT IS A CRIME FOR ANYONE TO TELL YOU OTHERWISE.

                      HOW TO READ THIS PROSPECTUS


CrestFunds is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Trust Class of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT THE FUNDS.

FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:


                                                                       PAGE

CASH RESERVE FUND                                                        4
U.S. TREASURY MONEY FUND                                                 7
TAX FREE MONEY FUND                                                     10
LIMITED TERM BOND FUND                                                  13
INTERMEDIATE BOND FUND                                                  16
GOVERNMENT BOND FUND                                                    19
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND                               22
VIRGINIA MUNICIPAL BOND FUND                                            26
MARYLAND MUNICIPAL BOND FUND                                            29
VALUE FUND                                                              32
CAPITAL APPRECIATION FUND                                               35
SPECIAL EQUITY FUND                                                     38
MORE INFORMATION ABOUT RISK                                             41
FUND INVESTMENTS                                                        45
THE INVESTMENT ADVISER AND INVESTMENT TEAM                              45
PURCHASING, SELLING AND EXCHANGING FUND SHARES                          46
DIVIDENDS, DISTRIBUTIONS AND TAXES                                      50
DISTRIBUTION OF FUND SHARES                                             51
FINANCIAL HIGHLIGHTS                                                    52
HOW TO OBTAIN MORE INFORMATION ABOUT
 CRESTFUNDS                                                Inside Back Cover


RISK RETURN SUMMARY


INTRODUCTION


Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.


Each Fund has its own investment goal and strategies for reaching that goal. Crestar Asset Management Company (the Adviser) invests Fund assets in a way that the Adviser believes will help the Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency.


The value of your investment in a Fund (other than a money market fund) is based on the market value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

THE CASH RESERVE FUND, U.S. TREASURY MONEY FUND AND TAX FREE MONEY FUND TRY TO MAINTAIN A CONSTANT PRICE PER SHARE OF $1.00, BUT THERE IS NO GUARANTEE THAT A FUND WILL ACHIEVE THIS GOAL.

CASH RESERVE FUND


FUND SUMMARY


Investment Goal                    High current income, while maintaining
                                   a share price of $1.00

Investment Focus                   Money market instruments

Share Price Volatility             Very low

Principal Investment Strategy      Investing in a broad range of short-term,
                                   high quality U.S. dollar denominated debt
                                   securities

Investor Profile                   Conservative, income-oriented investors with
                                   short-to medium-term time horizons who seek
                                   current income, preservation of capital and
                                   liquidity


INVESTMENT STRATEGY OF THE CASH RESERVE FUND


The Fund invests primarily in U.S. dollar denominated money market instruments, such as U.S. Government securities; short-term debt obligations of high quality corporate issuers including commercial paper, notes and bonds; high quality debt obligations of foreign issuers; repurchase agreements; and obligations of institutions such as banks and insurance companies including certificates of deposit, bankers' acceptances and time deposits. The Fund's portfolio is comprised only of short-term, high quality debt securities. High quality securities are securities rated in the top two ratings categories by a nationally recognized statistical rating organization. The Fund will maintain an average maturity of 90 days or less, and will acquire only securities that have a remaining maturity of 397 days or less. The Fund's investment approach, with its emphasis on high quality, short-term money market instruments, is expected to produce current income with low risk to principal.


PRINCIPAL RISKS OF INVESTING IN THE CASH RESERVE FUND


Although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in a money market fund.

The Fund can be expected to produce lower income levels than fixed income funds that invest in longer-term securities.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Trust Class Shares from year to year.*


                         1989               9.22%
                         1990               8.08%
                         1991               5.91%
                         1992               3.34%
                         1993               2.75%
                         1994               3.64%
                         1995               5.49%
                         1996               4.96%
                         1997               5.18%
                         1998               5.08%

                     BEST QUARTER       WORST QUARTER
                        2.35%               0.67%
                      (6/30/89)           (6/30/93)


*  The performance information shown above is based on a calendar year.


THIS TABLE COMPARES THE FUND'S RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1998 TO THOSE OF THE IBC/FINANCIAL DATA FIRST TIER AVERAGE.


TRUST CLASS SHARES                         1 YEAR    5 YEARS    10 YEARS     SINCE INCEPTION
--------------------------------------------------------------------------------------------
Cash Reserve Fund                           5.08%     4.87%      5.35%         5.64%*
 IBC/Financial Data First Tier Average      4.96%     4.79%      N/A           N/A**



*Since December 8, 1986
**Since June 1, 1991




TRUST CLASS SHARES                      7 DAY YIELD
------------------------------------------------------
Cash Reserve Fund                          4.55%
IBC/Financial Data First Tier Average      4.52%



WHAT IS AN AVERAGE?


An average measures the share prices of a specific group of mutual funds with a particular investment objective. You cannot invest directly in an average. The IBC/Financial Data First Tier Average is a composite of mutual funds with investment goals similar to the Fund's goals.

FUND FEES AND EXPENSES


THIS TABLE DESCRIBES THE SHAREHOLDER FEES THAT YOU MAY PAY IF YOU PURCHASE OR SELL FUND SHARES. YOU WOULD PAY THESE FEES DIRECTLY FROM YOUR INVESTMENT IN THE FUND.



SHAREHOLDER FEES                                                                TRUST CLASS SHARES
---------------------------------------------------------------------------------------------------


Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)     None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
Distributions (as a percentage of offering price)                                        None
Redemption Fee (as a percentage of amount redeemed, if applicable)                       None
Exchange Fee                                                                             None
Maximum Account Fee                                                                      None


ANNUAL FUND OPERATING EXPENSES*+


                                          TRUST CLASS SHARES
-------------------------------------------------------------
Management Fees                                  0.36%
Distribution and Service (12b-1) Fees            0.15%
Other Expenses                                   0.27%
                                                 -----
Total Annual Fund Operating Expenses             0.78%


EVERY MUTUAL FUND HAS OPERATING EXPENSES TO PAY FOR SERVICES SUCH AS PROFESSIONAL ADVISORY, SHAREHOLDER, DISTRIBUTION, ADMINISTRATION AND CUSTODY SERVICES AND OTHER COSTS OF DOING BUSINESS. THIS TABLE DESCRIBES THE HIGHEST FEES AND EXPENSES THAT YOU MAY PAY INDIRECTLY IF YOU HOLD SHARES OF THE FUND.


* The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and the Distributor are voluntarily waiving a portion of their fees. Actual Management Fees, Distribution Fees and Total Operating Expenses are 0.36%, 0.00% and 0.63%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "The Investment Adviser and Investment Team" and "Dividends, Distributions and Taxes."


+ The Annual Fund Operating Expenses have been restated from fiscal year amounts to reflect current fees.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:



                                            1 YEAR    3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------------------------------------------------
Trust Class Shares                          $80       $249       $433         $966

U.S. TREASURY MONEY FUND


FUND SUMMARY

Investment Goal                    High current income while maintaining a share
                                   price of $1.00

Investment Focus                   Money market instruments issued and
                                   guaranteed by the U.S. Treasury

Share Price Volatility             Very low

Principal Investment Strategy      Investing in U.S. Treasury obligations and
                                   repurchase agreements

Investor Profile                   Conservative, income-oriented investors with
                                   short-to medium-term time horizons who seek
                                   current income, preservation of capital and
                                   liquidity


INVESTMENT STRATEGY OF THE U.S. TREASURY MONEY FUND

The Fund invests solely in U.S. Treasury obligations and repurchase agreements that are collateralized by obligations issued or guaranteed by the U.S. Treasury. The Fund limits its investments so as to obtain the highest investment quality rating by a nationally recognized statistical rating organization. The Fund will maintain an average maturity of 90 days or less, and will acquire only securities that have a remaining maturity of 397 days or less. The Fund's investment approach, with its emphasis on U.S. Treasury obligations, is expected to produce current income with low risk to principal.

PRINCIPAL RISKS OF INVESTING IN THE U.S. TREASURY MONEY FUND

Although the Fund's U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in a money market fund.

The Fund can be expected to produce lower income levels than fixed income funds that invest in longer-term or riskier securities.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Trust Class Shares from year to year.*

                         1989               8.84%
                         1990               7.86%
                         1991               5.75%
                         1992               3.40%
                         1993               2.51%
                         1994               3.50%
                         1995               5.33%
                         1996               4.77%
                         1997               4.93%
                         1998               4.82%

                     BEST QUARTER       WORST QUARTER
                        2.25%               0.61%
                      (6/30/89)          (12/31/93)

*  The performance information shown above is based on a calendar year.

THIS TABLE COMPARES THE FUND'S RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1998 TO THOSE OF THE IBC/FINANCIAL DATA U.S. TREASURY & REPO AVERAGE.


TRUST CLASS SHARES                              1 YEAR    5 YEARS    10 YEARS     SINCE INCEPTION
-------------------------------------------------------------------------------------------------
U.S. Treasury Money Fund                          4.82%     4.67%      5.15%       5.38%*
IBC/Financial Data U.S. Treasury & Repo Average   4.81%     4.66%       N/A         N/A**


*Since February 18, 1987
**Since June 1, 1991



TRUST CLASS SHARES                             7 DAY YIELD
----------------------------------------------------------
U.S. Treasury Money Fund                          4.21%
IBC/Financial Data U.S. Treasury & Repo Average   4.20%


WHAT IS AN AVERAGE?


An average measures the share prices of a specific group of mutual funds with a particular investment objective. You cannot invest directly in an average. The IBC/Financial Data U.S. Treasury & Repo Average is a composite of mutual funds with investment goals similar to the Fund's goals.

FUND FEES AND EXPENSES


THIS TABLE DESCRIBES THE SHAREHOLDER FEES THAT YOU MAY PAY IF YOU PURCHASE OR SELL FUND SHARES. YOU WOULD PAY THESE FEES DIRECTLY FROM YOUR INVESTMENT IN THE FUND.



SHAREHOLDER FEES                                                                TRUST CLASS SHARES
---------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)     None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
Distributions (as a percentage of offering price)                                        None
Redemption Fee (as a percentage of amount redeemed, if applicable)                       None
Exchange Fee                                                                             None
Maximum Account Fee                                                                      None

ANNUAL FUND OPERATING EXPENSES*+

                                          TRUST CLASS SHARES
-------------------------------------------------------------
Management Fees                                  0.38%
Distribution and Service (12b-1) Fees            0.15%
Other Expenses                                   0.28%
                                                 -----
Total Annual Fund Operating Expenses             0.81%


EVERY MUTUAL FUND HAS OPERATING EXPENSES TO PAY FOR SERVICES SUCH AS PROFESSIONAL ADVISORY, SHAREHOLDER, DISTRIBUTION, ADMINISTRATION AND CUSTODY SERVICES AND OTHER COSTS OF DOING BUSINESS. THIS TABLE DESCRIBES THE HIGHEST FEES AND EXPENSES THAT YOU MAY PAY INDIRECTLY IF YOU HOLD SHARES OF THE FUND.


* The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and the Distributor are voluntarily waiving a portion of their fees. Actual Management Fees, Distribution Fees and Total Operating Expenses are 0.38%, 0.00% and 0.66%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "The Investment Adviser and Investment Team" and "Dividends, Distributions and Taxes."


+ The Annual Fund Operating Expenses have been restated from fiscal year amounts to reflect current fees.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                           1 YEAR    3 YEARS    5 YEARS     10 YEARS
-------------------------------------------------------------------------------------
Trust Class Shares                        $83       $259       $450         $1,002

TAX FREE MONEY FUND



FUND SUMMARY



Investment Goal                    High current income exempt from federal
                                   income tax, while maintaining a share price
                                   of $1.00

Investment Focus                   Money market instruments

Share Price Volatility             Very low

Principal Investment Strategy      Investing in high quality municipal
                                   securities

Investor Profile                   Conservative, income-oriented investors with
                                   short-to medium-term time horizons who seek
                                   current tax exempt income, preservation of
                                   capital and liquidity





INVESTMENT STRATEGY OF THE TAX FREE MONEY FUND


The Fund invests primarily in high quality municipal securities that are free from federal income tax. The Fund focuses on municipal securities that pay interest that is not includable in federal alternative minimum tax calculations, however, the Fund reserves the right to invest up to 20% of the value of its net assets in securities, including private bonds, the interest on which is fully taxable or subject to the alternative minimum tax. As a fundamental policy, at least 80% of the Fund's income will, under normal circumstances, be exempt from such taxes. Subject to such limitation, the Fund may invest in any taxable investment, including repurchase agreements. The Fund's portfolio is diversified among issuers and comprised only of short-term, high quality debt securities. High quality securities are securities rated in the top two ratings categories by a nationally recognized statistical rating organization. The Fund will maintain an average weighted maturity of 90 days or less, and will only acquire securities that have a remaining maturity of 397 days or less. The Fund's investment approach, with its emphasis on high-quality, short-term money market instruments, is expected to produce current income with low risk to principal.


PRINCIPAL RISKS OF INVESTING IN THE TAX FREE MONEY FUND

Although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in a money market fund.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities.


The Fund can be expected to produce lower income levels than fixed income funds that invest in longer-term securities.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Trust Class Shares from year to year.*


                         1990              5.86%
                         1991              4.55%
                         1992              2.86%
                         1993              1.84%
                         1994              2.18%
                         1995              3.28%
                         1996              3.11%
                         1997              3.08%
                         1998              2.93%

                     BEST QUARTER       WORST QUARTER
                         1.47%             0.43%
                      (6/30/90)          (3/31/94)

*  The performance information shown above is based on a calendar year.

THIS TABLE COMPARES THE FUND'S RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1998 TO THOSE OF THE IBC/FINANCIAL DATA ALL TAX-FREE AVERAGE.


TRUST CLASS SHARES                         1 YEAR    5 YEARS   SINCE INCEPTION
-------------------------------------------------------------------------------
Tax Free Money Fund                         2.93%     2.92%      3.45%*
IBC/Financial Data All Tax-Free Average     2.93%     2.96%      3.34%**


 * Since June 15, 1989
** Since June 30, 1989


TRUST CLASS SHARES                             7 DAY YIELD
----------------------------------------------------------
Tax Free Money Fund                               3.12%
IBC/Financial Data All Tax-Free Average           2.98%

WHAT IS AN AVERAGE?

An average measures the share prices of a specific group of mutual funds with a particular investment objective. You cannot invest directly in an average. The IBC/Financial Data All Tax-Free Average is a composite of mutual funds with investment goals similar to the Fund's goals.

FUND FEES AND EXPENSES



THIS TABLE DESCRIBES THE SHAREHOLDER FEES THAT YOU MAY PAY IF YOU PURCHASE OR SELL FUND SHARES. YOU WOULD PAY THESE FEES DIRECTLY FROM YOUR INVESTMENT IN THE FUND.



SHAREHOLDER FEES                                                                TRUST CLASS SHARES
---------------------------------------------------------------------------------------------------


Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)     None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
Distributions (as a percentage of offering price)                                        None
Redemption Fee (as a percentage of amount redeemed, if applicable)                       None
Exchange Fee                                                                             None
Maximum Account Fee                                                                      None



ANNUAL FUND OPERATING EXPENSES*+


                                          TRUST CLASS SHARES
-------------------------------------------------------------
Management Fees                                  0.40%
Distribution and Service (12b-1) Fees            0.15%
Other Expenses                                   0.26%
                                                 -----
Total Annual Fund Operating Expenses             0.81%


EVERY MUTUAL FUND HAS OPERATING EXPENSES TO PAY FOR SERVICES SUCH AS PROFESSIONAL ADVISORY, SHAREHOLDER, DISTRIBUTION, ADMINISTRATION AND CUSTODY SERVICES AND OTHER COSTS OF DOING BUSINESS. THIS TABLE DESCRIBES THE HIGHEST FEES AND EXPENSES THAT YOU MAY PAY INDIRECTLY IF YOU HOLD SHARES OF THE FUND.


* The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and the Distributor are voluntarily waiving a portion of their fees. Actual Management Fees, Distribution Fees and Total Operating Expenses are 0.40%, 0.00% and 0.66%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "The Investment Adviser and Investment Team" and "Dividends, Distributions and Taxes."


+ The Annual Fund Operating Expenses have been restated from fiscal year amounts to reflect current fees.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:



                                           1 YEAR    3 YEARS    5 YEARS     10 YEARS
-------------------------------------------------------------------------------------
Trust Class Shares                         $83       $259       $450         $1,002

LIMITED TERM BOND FUND


FUND SUMMARY


Investment Goal                    High current income


Investment Focus                   Bonds and other fixed income securities


Share Price Volatility             Low


Principal Investment Strategy      Investing in investment grade fixed
                                   income debt obligations of domestic
                                   issuers


Investor Profile                   Conservative, income-oriented investors
                                   who have short- to medium-term time
                                   horizons and who seek current income and
                                   a relatively low degree of price
                                   fluctuation




INVESTMENT STRATEGY OF THE LIMITED TERM BOND FUND


The Fund invests primarily in bonds and other fixed income securities issued by domestic issuers, such as corporate obligations; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; commercial paper rated Prime-1 by Moody's or A-1 by S&P; and mortgage-backed securities. All such instruments must be investment grade. Investment grade securities are securities rated in the top four ratings categories by a nationally recognized statistical rating organization. In selecting the Fund's investments, the Adviser will consider preservation of capital, the potential for realizing capital appreciation, sector rotation, maturity and yield to maturity. The Adviser will monitor the Fund's investments in response to its appraisal of changing economic conditions and trends. The Fund is managed to maintain a dollar-weighted average maturity of between one and five years. The Fund's investment approach, with its emphasis on bonds and other fixed income securities with a relatively short average weighted maturity, is expected to produce current income with low risk to principal.


Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

PRINCIPAL RISKS OF INVESTING IN THE LIMITED TERM BOND FUND

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.


Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Trust Class Shares from year to year.*


                         1993              8.40%
                         1994             (1.83)%
                         1995             12.30%
                         1996              3.18%
                         1997              6.73%
                         1998              6.22%

                     BEST QUARTER       WORST QUARTER
                         4.08%             (1.88)%
                       (6/30/95)          (3/31/94)

*  The performance information shown above is based on a calendar year.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1998 TO THOSE OF THE MERRILL LYNCH 1-5 YEAR
CORPORATE/GOVERNMENT BOND INDEX.


TRUST CLASS SHARES                                      1 YEAR    5 YEARS   SINCE INCEPTION
-------------------------------------------------------------------------------------------
Limited Term Bond Fund                                   6.22%     5.22%     5.47%*
Merrill Lynch 1-5 Year Corporate/Government Bond Index   7.64%     6.27%     6.12%**


* Since September 28, 1992
**Since September 30, 1992


WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES


THIS TABLE DESCRIBES THE SHAREHOLDER FEES THAT YOU MAY PAY IF YOU PURCHASE OR SELL FUND SHARES. YOU WOULD PAY THESE FEES DIRECTLY FROM YOUR INVESTMENT IN THE FUND.



SHAREHOLDER FEES                                                                TRUST CLASS SHARES
---------------------------------------------------------------------------------------------------

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)     None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
Distributions (as a percentage of offering price)                                        None
Redemption Fee (as a percentage of amount redeemed, if applicable)                       None
Exchange Fee                                                                             None
Maximum Account Fee                                                                      None


ANNUAL FUND OPERATING EXPENSES*+



                                          TRUST CLASS SHARES
-------------------------------------------------------------
Management Fees                                  0.50%
Distribution and Service (12b-1) Fees            0.15%
Other Expenses                                   0.52%
                                                 -----
Total Annual Fund Operating Expenses             1.17%



Under the shareholder service plan, the Trust Class Shares may pay the Distributor a negotiated fee at a rate of up to 0.25% annually of the average daily net assets of the Fund.


EVERY MUTUAL FUND HAS OPERATING EXPENSES TO PAY FOR SERVICES SUCH AS PROFESSIONAL ADVISORY, SHAREHOLDER, DISTRIBUTION, ADMINISTRATION AND CUSTODY SERVICES AND OTHER COSTS OF DOING BUSINESS. THIS TABLE DESCRIBES THE HIGHEST FEES AND EXPENSES THAT YOU MAY PAY INDIRECTLY IF YOU HOLD SHARES OF THE FUND.


* The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and the Distributor are voluntarily waiving a portion of their fees. Actual Management Fees, Distribution Fees and Total Operating Expenses are 0.50%, 0.00% and 0.82%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "The Investment Adviser and Investment Team" and "Dividends, Distributions and Taxes."


+ The Annual Fund Operating Expenses have been restated from fiscal year amounts to reflect current fees.


EXAMPLE


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:



                                           1 YEAR    3 YEARS    5 YEARS     10 YEARS
-------------------------------------------------------------------------------------
Trust Class Shares                          $119     $372        $644        $1,420

INTERMEDIATE BOND FUND


FUND SUMMARY


Investment Goal                    High current income


Investment Focus                   Bonds and other fixed income securities


Share Price Volatility             Medium


Principal Investment Strategy      Investing in investment grade fixed
                                   income debt obligations of domestic
                                   issuers


Investor Profile                   Conservative, income-oriented investors
                                   who have a medium-term time horizon and
                                   who seek a relatively high level of
                                   current income and are willing to
                                   tolerate a moderate degree of price
                                   fluctuation


INVESTMENT STRATEGY OF THE INTERMEDIATE BOND FUND


The Fund invests primarily in bonds and other fixed income securities issued by domestic issuers such as corporate obligations; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; commercial paper rated Prime-1 by Moody's or A-1 by S&P; and asset-backed and mortgage-backed securities. All such instruments must be investment grade. Investment grade securities are securities rated in the top four ratings categories by a nationally recognized statistical rating organization. In selecting the Fund's investments, the Adviser will consider preservation of capital, the potential for realizing capital appreciation, sector rotation, maturity and yield to maturity. The Adviser will monitor the Fund's investments in response to its appraisal of changing economic conditions and trends. The Fund is managed to maintain a dollar-weighted average maturity of between five and ten years. The Fund's investment approach, with its emphasis on bonds and other fixed income securities is expected to produce current income with moderate risk to capital.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


PRINCIPAL RISKS OF INVESTING IN THE INTERMEDIATE BOND FUND

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.


Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Trust Class Shares from year to year.*


                         1993               9.61%
                         1994              (4.87)%
                         1995              18.09%
                         1996               1.58%
                         1997               8.63%
                         1998               6.66%

                     BEST QUARTER       WORST QUARTER
                        6.42%              (3.99)%
                       (6/30/95)          (3/31/94)


*  The performance information shown above is based on a calendar year.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1998 TO THOSE OF THE LEHMAN BROTHERS AGGREGATE BOND INDEX.



TRUST CLASS SHARES                         1 YEAR    5 YEARS    SINCE INCEPTION
--------------------------------------------------------------------------------

Intermediate Bond Fund                      6.66%     5.75%     5.99%*

Lehman Brothers Aggregate Bond Index        8.67%     7.27%     7.41%**


*Since September 28, 1992
**Since September 30, 1992


WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE SHAREHOLDER FEES THAT YOU MAY PAY IF YOU PURCHASE OR SELL FUND SHARES. YOU WOULD PAY THESE FEES DIRECTLY FROM YOUR INVESTMENT IN THE FUND.


SHAREHOLDER FEES                                                                TRUST CLASS SHARES
--------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of                     None
offering price)
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
Distributions (as a percentage of offering price)                                        None
Redemption Fee (as a percentage of amount redeemed, if applicable)                       None
Exchange Fee                                                                             None
Maximum Account Fee                                                                      None

ANNUAL FUND OPERATING EXPENSES*+

                                          TRUST CLASS SHARES
------------------------------------------------------------
Management Fees                                  0.60%
Distribution and Service (12b-1) Fees            0.15%
Other Expenses                                   0.52%
                                                 -----
Total Annual Fund Operating Expenses             1.27%

Under the shareholder service plan, the Trust Class Shares may pay the Distributor a negotiated fee at a rate of up to 0.25% annually of the average daily net assets of the Fund.


EVERY MUTUAL FUND HAS OPERATING EXPENSES TO PAY FOR SERVICES SUCH AS PROFESSIONAL ADVISORY, SHAREHOLDER, DISTRIBUTION, ADMINISTRATION AND CUSTODY SERVICES AND OTHER COSTS OF DOING BUSINESS. THIS TABLE DESCRIBES THE HIGHEST FEES AND EXPENSES THAT YOU MAY PAY INDIRECTLY IF YOU HOLD SHARES OF THE FUND.


* The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and the Distributor are voluntarily waiving a portion of their fees. Actual Management Fees, Distribution Fees and Total Operating Expenses are 0.60%, 0.00% and 0.92%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "The Investment Adviser and Investment Team" and "Dividends, Distributions and Taxes."


+ The Annual Fund Operating Expenses have been restated from fiscal year amounts to reflect current fees.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                             1 YEAR    3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------------------
 Trust Class Shares                            $129      $403       $697     $1,534


GOVERNMENT BOND FUND

FUND SUMMARY

Investment Goal                    High current income with preservation of
                                   capital


Investment Focus                   Bonds and other fixed income securities


Share Price Volatility             Medium


Principal Investment Strategy      Investing in bonds issued or guaranteed by
                                   the U.S. Government, its agencies or
                                   instrumentalities


Investor Profile                   Conservative, income-oriented investors who
                                   have medium- to long-term time horizon and
                                   who seek a high level of current income and
                                   are willing to tolerate a moderate degree of
                                   price fluctuation


INVESTMENT STRATEGY OF THE GOVERNMENT BOND FUND


The Fund invests primarily in bonds and other fixed income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities including U.S. Treasury bonds, notes and bills, Government National Mortgage Association mortgage-backed pass-through certificates and mortgage-backed securities issued by the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation. Under normal conditions, at least 65% of the Fund's total assets will be invested in U.S. Government securities, including bonds and repurchase agreements secured by U.S. Government securities. Any remaining assets may be invested in fixed income securities that are not U.S. Government securities. There are no limits on the dollar-weighted average portfolio maturity of the Fund. The Fund's investment approach, with its emphasis on debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities is expected to produce current income with moderate risk to principal.


Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

PRINCIPAL RISKS OF INVESTING IN THE GOVERNMENT BOND FUND

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.


Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.



PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Trust Class Shares from year to year.*

                         1996               0.40%
                         1997               8.22%
                         1998               7.80%


                      BEST QUARTER       WORST QUARTER
                         3.82%              (3.00)%
                         (9/30/98)          (3/31/96)

*  The performance information shown above is based on a calendar year.



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1998 TO THOSE OF THE LEHMAN BROTHERS GOVERNMENT BOND INDEX.




TRUST CLASS SHARES                            1 YEAR       SINCE INCEPTION
--------------------------------------------------------------------------
Government Bond Fund                           7.80%            7.92%*
Lehman Brothers Government Bond Index          9.85%            9.18%**


*Since April 5, 1995
**Since April 30, 1995

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.


FUND FEES AND EXPENSES


THIS TABLE DESCRIBES THE SHAREHOLDER FEES THAT YOU MAY PAY IF YOU PURCHASE OR SELL FUND SHARES. YOU WOULD PAY THESE FEES DIRECTLY FROM YOUR INVESTMENT IN THE FUND.




SHAREHOLDER FEES                                                                TRUST CLASS SHARES
--------------------------------------------------------------------------------------------------

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of                     None
offering price)
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
Distributions (as a percentage of offering price)                                        None
Redemption Fee (as a percentage of amount redeemed, if applicable)                       None
Exchange Fee                                                                             None
Maximum Account Fee                                                                      None


ANNUAL FUND OPERATING EXPENSES*+

                                                                                TRUST CLASS SHARES
--------------------------------------------------------------------------------------------------
Management Fees                                                                         0.60%
Distribution and Service (12b-1) Fees                                                   0.15%
Other Expenses                                                                          0.50%
                                                                                        -----
Total Annual Fund Operating Expenses                                                    1.25%


Under the shareholder service plan, the Trust Class Shares may pay the Distributor a negotiated fee at a rate of up to 0.25% annually of the average daily net assets of the Fund.


EVERY MUTUAL FUND HAS OPERATING EXPENSES TO PAY FOR SERVICES SUCH AS PROFESSIONAL ADVISORY, SHAREHOLDER, DISTRIBUTION, ADMINISTRATION AND CUSTODY SERVICES AND OTHER COSTS OF DOING BUSINESS. THIS TABLE DESCRIBES THE HIGHEST FEES AND EXPENSES THAT YOU MAY PAY INDIRECTLY IF YOU HOLD SHARES OF THE FUND.


* The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and the Distributor are voluntarily waiving a portion of their fees. Actual Management Fees, Distribution Fees and Total Operating Expenses are 0.50%, 0.00% and 0.71%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "The Investment Adviser and Investment Team" and "Dividends, Distributions and Taxes."


+ The Annual Fund Operating Expenses have been restated from fiscal year amounts to reflect current fees.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                1 YEAR    3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------
Trust Class Shares               $127       $397      $686     $1,511



VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

FUND SUMMARY

Investment Goal                    High current income exempt from federal and
                                   Virginia income tax

Investment Focus                   Virginia municipal bonds

Share Price Volatility             Low to medium

Principal Investment Strategy      Investing in municipal bonds of investment
                                   grade quality

Investor Profile                   Conservative, income-oriented investors who
                                   are Virginia residents, have short- to
                                   medium-term time horizons, and seek current tax exempt income with a relatively low to moderate degree of price fluctuation

INVESTMENT STRATEGY OF THE VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND


The Fund invests primarily (at least 80% of its assets) in municipal bonds which are free from federal and Virginia income tax. Such investments include fixed, variable, or floating rate general obligation and revenue bonds; zero coupon and asset-backed securities; tax, revenue, or bond anticipation notes; and tax exempt commercial paper. All such instruments must be investment grade. Investment grade securities are securities rated in the top four ratings categories by a nationally recognized statistical rating organization. In selecting the Fund's investments, stability and growth of principal are considered. The Fund is managed to maintain a dollar-weighted average maturity of between five and ten years. The Fund's investment approach, with its emphasis on municipal bonds, is expected to produce current income with moderate risk to principal.


PRINCIPAL RISKS OF INVESTING IN THE VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND


The Fund is subject to the risk that its market segment, Virginia municipal securities, may underperform other equity market segments or the equity market as a whole.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.


The Fund's concentration of investments in securities of issuers located in Virginia subjects the Fund to economic and government policies of that state.
As a result the Fund will be more susceptible to factors which adversely affect issuers of Virginia obligations than a mutual fund that does not have as great a concentration in Virginia municipal obligations.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.


PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Trust Class Shares from year to year.*

                          1994          (6.45)%
                          1995          14.25%
                          1996           2.95%
                          1997           7.25%
                          1998           5.22%

                      BEST QUARTER    WORST QUARTER
                         5.99%          (6.80)%
                       (3/31/95)       (3/31/94)

*  The performance information shown above is based on a calendar year.



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1998 TO THOSE OF THE LEHMAN BROTHERS GENERAL OBLIGATION BOND INDEX.




TRUST CLASS SHARES                               1 YEAR    5 YEARS   SINCE INCEPTION
------------------------------------------------------------------------------------
Virginia Intermediate Municipal Bond Fund         5.22%     4.43%        5.29%*
Lehman Brothers General Obligation Bond Index     6.68%     6.13%        6.92%**

*Since January 11, 1993
**Since January 31, 1993


WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES


THIS TABLE DESCRIBES THE SHAREHOLDER FEES THAT YOU MAY PAY IF YOU PURCHASE OR SELL FUND SHARES. YOU WOULD PAY THESE FEES DIRECTLY FROM YOUR INVESTMENT IN THE FUND.



SHAREHOLDER FEES                                                                TRUST CLASS SHARES
--------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of                     None
 offering price)
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
Distributions (as a percentage of offering price)                                        None
Redemption Fee (as a percentage of amount redeemed, if applicable)                       None
Exchange Fee                                                                             None
Maximum Account Fee                                                                      None


ANNUAL FUND OPERATING EXPENSES*+

                                                                                TRUST CLASS SHARES
--------------------------------------------------------------------------------------------------
Management Fees                                                                         0.50%
Distribution and Service (12b-1) Fees                                                   0.15%
Other Expenses                                                                          0.53%
                                                                                        -----
Total Annual Fund Operating Expenses                                                    1.18%

Under the shareholder service plan, the Trust Class Shares may pay the Distributor a negotiated fee at a rate of up to 0.25% annually of the average daily net assets of the Fund.


EVERY MUTUAL FUND HAS OPERATING EXPENSES TO PAY FOR SERVICES SUCH AS PROFESSIONAL ADVISORY, SHAREHOLDER, DISTRIBUTION, ADMINISTRATION AND CUSTODY SERVICES AND OTHER COSTS OF DOING BUSINESS. THIS TABLE DESCRIBES THE HIGHEST FEES AND EXPENSES THAT YOU MAY PAY INDIRECTLY IF YOU HOLD SHARES OF THE FUND.


* The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and the Distributor are voluntarily waiving a portion of their fees. Actual Management Fees, Distribution Fees and Total Operating Expenses are 0.50%, 0.00% and 0.83%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "The Investment Adviser and Investment Team" and "Dividends, Distributions and Taxes."


+ The Annual Fund Operating Expenses have been restated from fiscal year amounts to reflect current fees.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:



                                                 1 YEAR    3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------
Trust Class Shares                                $120       $375      $649     $1,432

VIRGINIA MUNICIPAL BOND FUND

FUND SUMMARY

Investment Goal                    High current income exempt from federal and
                                   Virginia income tax

Investment Focus                   Virginia municipal bonds

Share Price Volatility             Medium

Principal Investment Strategy      Investing in municipal bonds of investment
                                   grade quality

Investor Profile                   Conservative, income-oriented investors who
                                   are Virginia residents, have medium- to long-term time horizons, seek current tax exempt income and are willing to tolerate a moderate degree of price fluctuation


INVESTMENT STRATEGY OF THE VIRGINIA MUNICIPAL BOND FUND


The Fund invests primarily (at least 80% of its assets) in municipal bonds which are free from federal and Virginia income tax. Such investments include fixed, variable, or floating rate general obligation and revenue bonds; zero coupon and asset-backed securities; tax revenue, or bond anticipation notes; and tax exempt commercial paper. All such instruments must be investment grade. Investment grade securities are securities rated in the top four ratings categories by a nationally recognized statistical rating organization. There are no limits on the dollar weighted average portfolio maturity of the Fund. The Fund's investment approach, with its emphasis on municipal bonds, is expected to produce current income with moderate risk to principal.


PRINCIPAL RISKS OF INVESTING IN THE VIRGINIA MUNICIPAL BOND FUND


The Fund is subject to the risk that its market segment, Virginia municipal securities, may underperform other equity market segments or the equity market as a whole.


There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.


The Fund's concentration of investments in securities of issuers located in Virginia subjects the Fund to economic and government policies of that state. As a result, the Fund will be more susceptible to factors which adversely affect issuers of Virginia obligations than a mutual fund that does not have as great a concentration in Virginia municipal obligations.


The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.


PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Trust Class Shares from year to year.*

                            1996           1.68%
                            1997           8.82%
                            1998           5.86%

                         BEST QUARTER   WORST QUARTER
                            3.41%         (2.73)%
                          (6/30/97)      (3/31/96)

*  The performance information shown above is based on a calendar year.



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1998 TO THOSE OF THE LEHMAN BROTHERS GENERAL OBLIGATION BOND INDEX.




TRUST CLASS SHARES                                   1 YEAR    SINCE INCEPTION
------------------------------------------------------------------------------
Virginia Municipal Bond Fund                          5.86%        6.69%*
Lehman Brothers General Obligation Bond Index         6.68%        7.99%**

*Since April 5, 1995
**Since April 30, 1995


WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES


THIS TABLE DESCRIBES THE SHAREHOLDER FEES THAT YOU MAY PAY IF YOU PURCHASE OR SELL FUND SHARES. YOU WOULD PAY THESE FEES DIRECTLY FROM YOUR INVESTMENT IN THE FUND.



SHAREHOLDER FEES                                                                TRUST CLASS SHARES
--------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of                     None
offering price)
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
Distributions (as a percentage of offering price)                                        None
Redemption Fee (as a percentage of amount redeemed, if applicable)                       None
Exchange Fee                                                                             None
Maximum Account Fee                                                                      None


ANNUAL FUND OPERATING EXPENSES*+

                                                                                TRUST CLASS SHARES
--------------------------------------------------------------------------------------------------
Management Fees                                                                       0.60%
Distribution and Service (12b-1) Fees                                                 0.15%
Other Expenses                                                                        0.55%
                                                                                      -----
Total Annual Fund Operating Expenses                                                  1.30%


Under the shareholder service plan, the Trust Class Shares may pay the Distributor a negotiated fee at a rate of up to 0.25% annually of the average daily net assets of the Fund.


EVERY MUTUAL FUND HAS OPERATING EXPENSES TO PAY FOR SERVICES SUCH AS PROFESSIONAL ADVISORY, SHAREHOLDER, DISTRIBUTION, ADMINISTRATION AND CUSTODY SERVICES AND OTHER COSTS OF DOING BUSINESS. THIS TABLE DESCRIBES THE HIGHEST FEES AND EXPENSES THAT YOU MAY PAY INDIRECTLY IF YOU HOLD SHARES OF THE FUND.


* The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and the Distributor are voluntarily waiving a portion of their fees. Actual Management Fees, Distribution Fees and Total Operating Expenses are 0.50%, 0.00% and 0.74%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "The Investment Adviser and Investment Team" and "Dividends, Distributions and Taxes."


+ The Annual Fund Operating Expenses have been restated from fiscal year amounts to reflect current fees.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:



                                         1 YEAR    3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
Trust Class Shares                        $132       $412      $713     $1,568

MARYLAND MUNICIPAL BOND FUND

FUND SUMMARY

Investment Goal                    High current income exempt from federal and
                                   Maryland income tax

Investment Focus                   Maryland municipal bonds

Share Price Volatility             Medium


Principal Investment Strategy      Investing in municipal bonds of investment
                                   grade quality


Investor Profile                   Conservative, income-oriented investors who
                                   are Maryland residents, have medium- to long-term horizons, seek current tax exempt income and are willing to tolerate a moderate degree of price fluctuation


INVESTMENT STRATEGY OF THE MARYLAND MUNICIPAL BOND FUND


The Fund invests primarily (at least 80% of its assets) in municipal bonds which are free from federal and Maryland income tax. Such investments include fixed, variable, or floating rate general obligation and revenue bonds; zero coupon and asset-backed securities; tax revenue, or bond anticipation notes; and tax exempt commercial paper. All such instruments must be investment grade. Investment grade securities are securities rated in the top four ratings categories by a nationally recognized statistical rating organization. There are no limits on the dollar weighted average portfolio maturity of the Fund. The Fund's investment approach, with its emphasis on municipal bonds, is expected to produce current income with moderate risk to principal.


PRINCIPAL RISKS OF INVESTING IN THE MARYLAND MUNICIPAL BOND FUND


The Fund is subject to the risk that its market segment, Maryland municipal securities, may underperform other equity market segments or the equity market as a whole.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund's concentration of investments in securities of issuers located in Maryland subjects the Fund to economic and government policies of that state. As a result, the Fund will be more susceptible to factors which adversely affect issuers of Maryland obligations than a mutual fund that does not have as great a concentration in Maryland municipal obligations.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.


PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Trust Class Shares from year to year.*

                            1997           8.78%
                            1998           5.87%

                         BEST QUARTER   WORST QUARTER
                            3.58%         (0.70)%
                          (6/30/97)      (3/31/97)

*  The performance information shown above is based on a calendar year.



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1998 TO THOSE OF THE LEHMAN BROTHERS GENERAL OBLIGATION BOND INDEX.




TRUST CLASS SHARES                                 1 YEAR    SINCE INCEPTION
----------------------------------------------------------------------------
Maryland Municipal Bond Fund                        5.87%         5.12%*
Lehman Brothers General Obligation Bond Index       6.68%         7.60%**

*Since March 1, 1996
**Since March 31, 1996


WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES


THIS TABLE DESCRIBES THE SHAREHOLDER FEES THAT YOU MAY PAY IF YOU PURCHASE OR SELL FUND SHARES. YOU WOULD PAY THESE FEES DIRECTLY FROM YOUR INVESTMENT IN THE FUND.



SHAREHOLDER FEES                                                                TRUST CLASS SHARES
--------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of                     None
offering price)
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
Distributions (as a percentage of offering price)                                        None
Redemption Fee (as a percentage of amount redeemed, if applicable)                       None
Exchange Fee                                                                             None
Maximum Account Fee                                                                      None

ANNUAL FUND OPERATING EXPENSES*+

                                                                                TRUST CLASS SHARES
--------------------------------------------------------------------------------------------------
Management Fees                                                                         0.60%
Distribution and Service (12b-1) Fees                                                   0.15%
Other Expenses                                                                          0.63%
                                                                                        -----
Total Annual Fund Operating Expenses                                                    1.38%

Under the shareholder service plan, the Trust Class Shares may pay the Distributor a negotiated fee at a rate of up to 0.25% annually of the average daily net assets of the Fund.


EVERY MUTUAL FUND HAS OPERATING EXPENSES TO PAY FOR SERVICES SUCH AS PROFESSIONAL ADVISORY, SHAREHOLDER, DISTRIBUTION, ADMINISTRATION AND CUSTODY SERVICES AND OTHER COSTS OF DOING BUSINESS. THIS TABLE DESCRIBES THE HIGHEST FEES AND EXPENSES THAT YOU MAY PAY INDIRECTLY IF YOU HOLD SHARES OF THE FUND.


* The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and the Distributor are voluntarily waiving a portion of their fees. Actual Management Fees, Distribution Fees and Total Operating Expenses are 0.25%, 0.00% and 0.68%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "The Investment Adviser and Investment Team" and "Dividends, Distributions and Taxes."


+ The Annual Fund Operating Expenses have been restated from fiscal year amounts to reflect current fees.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:



                                        1 YEAR    3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------
Trust Class Shares                       $140       $437      $755     $1,657

VALUE FUND

FUND SUMMARY

Investment Goal                    Long-term capital appreciation

Investment Focus                   Common stocks

Share Price Volatility             Medium


Principal Investment Strategy      Investing in a diversified portfolio of
                                   equity securities of domestic companies with market capitalizations of at least $1 billion


Investor Profile                   Investors with medium- to long-term time
                                   horizons who can tolerate a moderate degree of price fluctuation and who wish to establish core equity holdings of a diversified investment portfolio


INVESTMENT STRATEGY OF THE VALUE FUND


The Fund invests primarily in common stock of domestic companies with market capitalizations of at least $1 billion. Such investments include securities convertible into common stock, such as convertible bonds and convertible preferred stock rated investment grade or better. Investment grade securities are securities rated in the top four ratings categories by a nationally recognized statistical rating organization. The Adviser selects these stocks from a list of companies traded in the U.S. securities markets. In choosing its investments, the Adviser considers the fundamental characteristics of growth and value in determining the price to earnings ratio and the financial strength of the Fund's securities. The Fund's investment approach, with its emphasis on common stocks of larger capitalization companies, is expected to provide returns consistent with the performance of the U.S. stock market.


PRINCIPAL RISKS OF INVESTING IN THE VALUE FUND


Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Trust Class Shares from year to year.*

                            1993          10.20%
                            1994          (0.81)%
                            1995          29.38%
                            1996          19.06%
                            1997          27.69%
                            1998          18.20%

                         BEST QUARTER   WORST QUARTER
                            17.38%        (10.36)%
                           (6/30/97)      (9/30/98)

*  The performance information shown above is based on a calendar year.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1998 TO THOSE OF THE S&P 500 COMPOSITE INDEX.


TRUST CLASS SHARES                   1 YEAR    5 YEARS   SINCE INCEPTION
------------------------------------------------------------------------
Value Fund                           18.20%     18.19%       17.27%*
S&P 500 Composite Index              28.60%     24.05%       21.60%**

*Since September 28, 1992
**Since September 30, 1992


WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES


THIS TABLE DESCRIBES THE SHAREHOLDER FEES THAT YOU MAY PAY IF YOU PURCHASE OR SELL FUND SHARES. YOU WOULD PAY THESE FEES DIRECTLY FROM YOUR INVESTMENT IN THE FUND.




SHAREHOLDER FEES                                                                TRUST CLASS SHARES
--------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of                     None
offering price)
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
Distributions (as a percentage of offering price)                                        None
Redemption Fee (as a percentage of amount redeemed, if applicable)                       None
Exchange Fee                                                                             None
Maximum Account Fee                                                                      None


ANNUAL FUND OPERATING EXPENSES*+

                                                                                TRUST CLASS SHARES
--------------------------------------------------------------------------------------------------
Management Fees                                                                       0.75%
Distribution and Service (12b-1) Fees                                                 0.15%
Other Expenses                                                                        0.52%
                                                                                      -----
Total Annual Fund Operating Expenses                                                  1.42%

Under the shareholder service plan, the Trust Class Shares may pay the Distributor a negotiated fee at a rate of up to 0.25% annually of the average daily net assets of the Fund.


EVERY MUTUAL FUND HAS OPERATING EXPENSES TO PAY FOR SERVICES SUCH AS PROFESSIONAL ADVISORY, SHAREHOLDER, DISTRIBUTION, ADMINISTRATION AND CUSTODY SERVICES AND OTHER COSTS OF DOING BUSINESS. THIS TABLE DESCRIBES THE HIGHEST FEES AND EXPENSES THAT YOU MAY PAY INDIRECTLY IF YOU HOLD SHARES OF THE FUND.


* The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and the Distributor are voluntarily waiving a portion of their fees. Actual Management Fees, Distribution Fees and Total Operating Expenses are 0.75%, 0.00% and 1.12%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "The Investment Adviser and Investment Team" and "Dividends, Distributions and Taxes."


+ The Annual Fund Operating Expenses have been restated from fiscal year amounts to reflect current fees.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:



                                        1 YEAR    3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------
Trust Class Shares                       $145       $449      $776     $1,702

CAPITAL APPRECIATION FUND

FUND SUMMARY

Investment Goal                    Long-term capital appreciation

Investment Focus                   Common stocks

Share Price Volatility             High

Principal Investment Strategy      Investing in equity securities of domestic
                                   companies with above average growth rates and medium to large market capitalizations

Investor Profile                   Investors with long-term time horizons who
                                   can tolerate a moderate to above average degree of price fluctuation


INVESTMENT STRATEGY OF THE CAPITAL APPRECIATION FUND


The Fund invests primarily in common stock of domestic companies with medium to large market capitalizations of at least $250 million. Such investments include securities convertible into common stock, such as convertible bonds and convertible preferred stock rated investment grade or better. Investment grade securities are securities rated in the top four ratings categories by a nationally recognized statistical rating organization. The Adviser selects these stocks from a list of companies traded in the U.S. securities markets. In choosing its investments, the Adviser considers the fundamental characteristics of growth and value in determining the price to earnings ratio and the financial strength of the Fund's securities. The Fund's investment approach, with its emphasis on common stocks, is expected to provide returns consistent with the performance of the U.S. stock market.


PRINCIPAL RISKS OF INVESTING IN THE CAPITAL APPRECIATION FUND

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may have limited product lines, markets and financial resources.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Trust Class Shares from year to year.*

                          1994             (1.91)%
                          1995              23.78%
                          1996              20.96%
                          1997              26.75%
                          1998              28.88%

                      BEST QUARTER      WORST QUARTER
                         26.34%            (13.63)%
                       (12/31/98)          (9/30/98)

*  The performance information shown above is based on a calendar year.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1998 TO THOSE OF THE RUSSELL 1000 GROWTH INDEX.


TRUST CLASS SHARES                 1 YEAR       5 YEARS     SINCE INCEPTION
---------------------------------------------------------------------------
   Capital Appreciation Fund       28.88%       19.13%          16.35%*
   Russell 1000 Growth Index       38.71%       25.70%          22.15%**

*Since January 11, 1993
**Since January 31, 1993


WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.


FUND FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you purchase or sell Fund shares. You would pay these fees directly from your investment in the Fund.


   SHAREHOLDER FEES                                                                        TRUST CLASS SHARES
-------------------------------------------------------------------------------------------------------------
   Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)            None
   Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                       None
   Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
   Distributions (as a percentage of offering price)                                               None
   Redemption Fee (as a percentage of amount redeemed, if applicable)                              None
   Exchange Fee                                                                                    None
   Maximum Account Fee                                                                             None

ANNUAL FUND OPERATING EXPENSES*+



                                                          TRUST CLASS SHARES
-------------------------------------------------------------------------------
   Management Fees                                               0.75%
   Distribution and Service (12b-1) Fees                         0.15%
   Other Expenses                                                0.52%
                                                                 -----
   Total Annual Fund Operating Expenses                          1.42%

Under the shareholder service plan, the Trust Class Shares may pay the Distributor a negotiated fee at a rate of up to 0.25% annually of the average daily net assets of the Fund.


EVERY MUTUAL FUND HAS OPERATING EXPENSES TO PAY FOR SERVICES SUCH AS PROFESSIONAL ADVISORY, SHAREHOLDER, DISTRIBUTION, ADMINISTRATION AND CUSTODY SERVICES AND OTHER COSTS OF DOING BUSINESS. THIS TABLE DESCRIBES THE HIGHEST FEES AND EXPENSES THAT YOU MAY PAY INDIRECTLY IF YOU HOLD SHARES OF THE FUND.


* The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and the Distributor are voluntarily waiving a portion of their fees. Actual Management Fees, Distribution Fees and Total Operating Expenses are 0.75%, 0.00% and 1.12%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "The Investment Adviser and Investment Team" and "Dividends, Distributions and Taxes."


+ The Annual Fund Operating Expenses have been restated from fiscal year amounts to reflect current fees.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                      1 YEAR    3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
   Trust Class Shares                  $145       $449      $776      $1,702

SPECIAL EQUITY FUND

Fund Summary

Investment Goal                         Long-term capital appreciation

Investment Focus                        Common stocks

Share Price Volatility                  High


Principal Investment Strategy           Investing in equity securities of
                                        domestic companies with market
                                        capitalizations between $250 million and
                                        $2 billion


Investor Profile                        Investors with long-term time horizons
                                        who can tolerate an above average degree of price fluctuation

INVESTMENT STRATEGY OF THE SPECIAL EQUITY FUND


The Fund invests primarily in common stock of domestic companies with market capitalizations between $250 million and $2 billion. Such investments include securities convertible into common stock, such as convertible bonds and convertible preferred stock. The Fund may also invest in securities having common stock characteristics, such as rights and warrants. Representative industries may include, but are not limited to, technology, health care and biotechnology, environmental services, communications, energy and alternative energy. In choosing its investments, the Adviser considers the fundamental characteristics of growth and value in determining the price to earnings ratio and the financial strength of the Fund's securities. The Fund's investment approach, with its emphasis on common stocks of smaller capitalization companies, is expected to offer potentially higher returns and a significant level of volatility relative to equity funds that invest in stocks of larger companies.


Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

PRINCIPAL RISKS OF INVESTING IN THE SPECIAL EQUITY FUND

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may have limited product lines, markets and financial resources.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends.


PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Trust Class Shares from year to year.*

                          1993              14.18%
                          1994            (10.89)%
                          1995              24.32%
                          1996              15.70%
                          1997              23.07%
                          1998             (8.47)%

                      BEST QUARTER      WORST QUARTER
                         21.57%           (27.23)%
                       (12/31/98)        (9/30/98)

*  The performance information shown above is based on a calendar year.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1998 TO THOSE OF THE RUSSELL 2000 GROWTH INDEX.


   TRUST SHARES CLASS           1 YEAR         5 YEARS        SINCE INCEPTION
-------------------------------------------------------------------------------
   Special Equity Fund         (8.47)%          7.63%             11.24%*
   Russell 2000 Growth Index     1.23%         10.22%             13.08%**

*Since September 28, 1992
**Since September 30, 1992


WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES


THIS TABLE DESCRIBES THE SHAREHOLDER FEES THAT YOU MAY PAY IF YOU PURCHASE OR SELL FUND SHARES. YOU WOULD PAY THESE FEES DIRECTLY FROM YOUR INVESTMENT IN THE FUND.


SHAREHOLDER FEES                                                                           TRUST CLASS SHARES
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)              None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                         None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
Distributions (as a percentage of offering price)                                                 None
Redemption Fee (as a percentage of amount redeemed, if applicable)                                None
Exchange Fee                                                                                      None
Maximum Account Fee                                                                               None

ANNUAL FUND OPERATING EXPENSES*+

                                                          TRUST CLASS SHARES
-------------------------------------------------------------------------------
   Management Fees                                               0.75%
   Distribution and Service (12b-1) Fees                         0.15%
   Other Expenses                                                0.51%
                                                                 -----
   Total Annual Fund Operating Expenses                          1.41%

Under the shareholder service plan, the Trust Class Shares may pay the Distributor a negotiated fee at a rate of up to 0.25% annually of the average daily net assets of the Fund.


EVERY MUTUAL FUND HAS OPERATING EXPENSES TO PAY FOR SERVICES SUCH AS PROFESSIONAL ADVISORY, SHAREHOLDER, DISTRIBUTION, ADMINISTRATION AND CUSTODY SERVICES AND OTHER COSTS OF DOING BUSINESS. THIS TABLE DESCRIBES THE HIGHEST FEES AND EXPENSES THAT YOU MAY PAY INDIRECTLY IF YOU HOLD SHARES OF THE FUND.


* The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and the Distributor are voluntarily waiving a portion of their fees. Actual Management Fees, Distribution Fees and Total Operating Expenses are 0.75%, 0.00% and 1.11%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "The Investment Adviser and Investment Team" and "Dividends, Distributions and Taxes."


+ The Annual Fund Operating Expenses have been restated from fiscal year amounts to reflect current fees.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                      1 YEAR    3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
   Trust Class Shares                  $144       $446      $771      $1,691

MORE INFORMATION ABOUT RISK


EQUITY RISK - Investments in equity securities        Limited Term Bond Fund
and equity derivatives in general are subject
to market risks that may cause their prices to        Intermediate Bond Fund
fluctuate over time. The value of securities
convertible into equity securities, such as           Value Fund
warrants or convertible debt, is also affected
by prevailing interest rates, the credit              Capital Appreciation Fund
quality of the issuer and any call provision.
Fluctuations in the value of equity securities        Special Equity Fund
in which a mutual fund invests will cause a
fund's net asset value to fluctuate.  An
investment in a portfolio of equity securities
may be more suitable for long-term investors
who can bear the risk of these share price
fluctuations.

   CONVERTIBLE SECURITIES - Convertible securities    Limited Term Bond Fund
   have characteristics of both fixed income and
   equity securities.  The value of the               Intermediate Bond Fund
   convertible security tends to move with the
   market value of the underlying stock, but may      Value Fund
   also be affected by interest rates, credit
   quality of the issuer and any call provisions.     Capital Appreciation Fund

                                                      Special Equity Fund

FIXED INCOME RISK - The market value of fixed         Limited Term Bond Fund
income investments change in response to
interest rate changes and other factors.              Intermediate Bond Fund
During periods of falling interest rates, the
values of outstanding fixed income securities         Government Bond Fund
generally rise.  Moreover, while securities
with longer maturities tend to produce higher
yields, the prices of longer maturity
securities are also subject to greater market
fluctuations as a result of changes in interest
rates.  In addition to these fundamental risks,
different types of fixed income securities may
be subject to the following additional risks:

   CALL RISK - During periods of falling interest     Limited Term Bond Fund
   rates, certain debt obligations with high
   interest rates may be prepaid (or called) by       Intermediate Bond Fund
   the issuer prior to maturity.  This may cause a
   Fund's average weighted maturity to fluctuate,     Government Bond Fund
   and may require a Fund to invest the resulting
   proceeds at lower interest rates.


                                   Page 41 of 55

   CREDIT RISK - The possibility that an issuer       Limited Term Bond Fund
   will be unable to make timely payments of
   either principal or interest.  Since a Fund        Intermediate Bond Fund
   purchases securities backed by credit
   enhancements from banks and other financial        Government Bond Fund
   institutions, changes in the credit ratings of
   these institutions could cause the Fund to lose
   money and may affect the Fund's share price.

MUNICIPAL ISSUER RISK - There may be economic         Virginia Intermediate
or political changes that impact the ability of       Municipal Bond Fund
municipal issuers to repay principal and to
make interest payments on municipal securities.       Virginia Municipal Bond
Changes to the financial condition or credit          Fund
rating of municipal issuers may also adversely
affect the value of a Fund's municipal                Maryland Municipal Bond
securities.  Constitutional or legislative            Fund
limits on borrowing by municipal issuers may
result in reduced supplies of municipal
securities. Moreover, certain municipal
securities are backed only by a municipal
issuer's ability to levy and collect taxes.  In
addition, a Fund's concentration of investments
in issuers located in a single state makes the
Fund more susceptible to adverse political or
economic developments affecting that state.  A
Fund also may be riskier than mutual funds that
buy securities of issuers in numerous states.

MORTGAGE-BACKED SECURITIES - Mortgage-backed          Limited Term Bond Fund
securities are fixed income securities
representing an interest in a pool of                 Intermediate Bond Fund
underlying mortgage loans. They are sensitive
to changes in interest rates, but may respond         Government Bond Fund
to these changes differently from other fixed
income securities due to the possibility of
prepayment of the underlying mortgage loans.
As a result, it may not be possible to
determine in advance the actual maturity date
or average life of a mortgage-backed security.
Rising interest rates tend to discourage
refinancings, with the result that the average
life and volatility of the security will
increase, exacerbating its decrease in market
price.  When interest rates fall, however,
mortgage-backed securities may not gain as much
in market value because of the expectation of
additional mortgage prepayments that must be
reinvested at lower interest rates.  Prepayment
risk may make it difficult to calculate the
average maturity of a fund of mortgage-backed
securities and, therefore, to assess the
volatility risk of that fund.


                                   Page 42 of 55

FOREIGN SECURITY RISKS - Investments in               Limited Term Bond Fund
securities of foreign companies or governments
can be more volatile than investments in U.S.         Intermediate Bond Fund
companies or governments.  Diplomatic,
political, or economic developments, including        Value Fund
nationalization or appropriation, could affect
investments in foreign countries. Foreign             Capital Appreciation Fund
securities markets generally have less trading
volume and less liquidity than U.S. markets.          Special Equity Fund
In addition, the value of securities
denominated in foreign currencies, and of
dividends from such securities, can change
significantly when foreign currencies
strengthen or weaken relative to the U.S.
dollar.  Foreign companies or governments
generally are not subject to uniform
accounting, auditing, and financial reporting
standards comparable to those applicable to
domestic U.S. companies or governments.
Transaction costs are generally higher than
those in the U.S. and expenses for custodial
arrangements of foreign securities may be
somewhat greater than typical expenses for
custodial arrangements of similar U.S.
securities.  Some foreign governments levy
withholding taxes against dividend and interest
income.  Although in some countries a portion
of these taxes are recoverable, the
non-recovered portion will reduce the income
received from the securities comprising the
portfolio.

EVENT RISK - Securities may suffer declines in        Limited Term Bond Fund
credit quality and market value due to
corporate or governmental restructurings.             Intermediate Bond Fund
While this risk may be high for certain
securities held by a Fund, the overall risk           Government Bond Fund
should be reduced because of the Fund's
multiple holdings.

YEAR 2000 RISK - The Funds depend on the smooth       All Funds
functioning of computer systems in almost every
aspect of their business. Like other mutual
funds, businesses and individuals around the
world, the Funds could be adversely affected if
the computer systems used by its service
providers do not properly process dates on and
after January 1, 2000, and distinguish between
the year 2000 and the year 1900.  The Funds
have asked their service providers whether they
expect to have their computer systems adjusted
for the year 2000 transition, and are seeking
assurances from each service provider that they
are devoting significant resources to prevent
material adverse consequences to the Funds.
While it is likely that


                                   Page 43 of 55

such assurances will be obtained, the Funds and their shareholders may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which the Funds do business.

FUND INVESTMENTS

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information (SAI). Of course, we cannot guarantee that any Fund will achieve its investment goal.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each municipal bond fund may invest up to 100% of its assets in short-term municipal obligations, money market instruments and shares of money market mutual funds; each equity fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments, including repurchase agreements, and in the securities of other open-end management companies investing primarily in money market instruments that would not ordinarily be consistent with the Fund's objectives. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income.

THE INVESTMENT ADVISER AND INVESTMENT TEAM

INVESTMENT ADVISER

The Investment Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Directors supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Crestar Asset Management Company serves as the Adviser to the Funds. As of December 31, 1998, Crestar Asset Management Company had approximately $17 billion in assets under management. For the fiscal year ended November 30, 1998, Crestar Asset Management Company received advisory fees of:


          CASH RESERVE FUND                            0.36%
          U.S. TREASURY MONEY FUND                     0.38%
          TAX FREE MONEY FUND                          0.40%
          LIMITED TERM BOND FUND                       0.50%
          INTERMEDIATE BOND FUND                       0.60%
          GOVERNMENT BOND FUND                         0.50%
          VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND    0.50%
          VIRGINIA MUNICIPAL BOND FUND                 0.50%
          MARYLAND MUNICIPAL BOND FUND                 0.25%
          VALUE FUND                                   0.75%
          CAPITAL APPRECIATION FUND                    0.75%
          SPECIAL EQUITY FUND                          0.75%

On December 31, 1998, Crestar Financial Corporation (Crestar), the parent of Crestar Bank which is the parent of Crestar Asset Management Corporation, the Funds' Adviser, was acquired by SunTrust Banks, Inc. (SunTrust). On February 19, 1999, the Board of Directors of the CrestFunds approved a plan of reorganization with the STI Classic Funds (mutual funds that are served by investment advisers that are subsidiaries of SunTrust). Under the plan of reorganization, shareholders of each Fund of the CrestFunds will receive shares of a comparable class of the corresponding STI Fund. This plan of reorganization will be submitted for approval by shareholders of the CrestFunds at a Special Meeting of Shareholders expected to be held on May 7, 1999. The plan is also conditioned upon receiving the appropriate exemptive relief from the Securities and Exchange Commission.


INVESTMENT TEAM

The Funds are managed by teams of investment professionals from the Crestar Asset Management Company. No one person is primarily responsible for making investment recommendations to the teams.


PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to buy, sell (sometimes called "redeem") or exchange Trust Class Shares of the Funds.


HOW TO PURCHASE FUND SHARES


GENERAL INFORMATION


You may purchase shares on any day that the New York Stock Exchange and the Federal Reserve are open for business (a Business Day). Shares cannot be purchased by Federal Reserve Wire on days when either the New York Stock Exchange or the Federal Reserve is closed.

You may purchase shares through a representative of certain correspondent banks of Crestar Asset Management Company, or other financial institutions that have executed dealer agreements. Shares of the Funds may be purchased through procedures established by the banks in connection with the requirements of customer accounts.

A Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order.


The Adviser calculates each bond and equity fund's NAV once each Business Day at the regularly scheduled close of normal trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m., Eastern time). The NAV of the Tax Free Money Fund is determined as of 12:00 noon, Eastern time, and as of the regularly-scheduled close of normal trading on the NYSE. The NAV of the Cash Reserve Fund and the U.S. Treasury Money Fund is determined as of 1:00 p.m.,

Eastern time and as of the regularly-scheduled close of normal trading on the NYSE. So, to be eligible to receive dividends declared on the day you submit your purchase order, generally a Fund must receive your order before 4:00 p.m., Eastern time for each non-money market fund, 12:00 noon, Eastern time for the Tax Free Money Fund, and 1:00 p.m., Eastern time for the Cash
Reserve Fund and the U.S. Treasury Money Fund.


HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of all of the assets in the Fund.

In calculating NAV, the Adviser generally values a Fund's investment portfolio at market price (except the Cash Reserve Fund, U.S. Treasury Money Fund and Tax Free Money Fund). If market prices are unavailable or the Adviser believes that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Directors.

In calculating NAV for the Cash Reserve Fund, U.S. Treasury Money Fund and Tax Free Money Fund, the Adviser generally values a Fund's investment portfolio using the amortized cost valuation method, which is described in detail in the SAI. If the Adviser believes that this method is unreliable during certain market conditions or for other reasons, fair value prices may be determined in good faith using methods approved by the Board of Directors.

Some Funds hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the NAV of these Fund shares may change on days when you cannot purchase or sell Fund shares.

MINIMUM PURCHASES

To purchase Trust Class Shares for the first time, you must invest at least $1 million, except for agency accounts for which the minimum is $10,000, and qualified cash management accounts for which the minimum is waived, in any Fund. There is no minimum for subsequent investments.

We may accept investments of smaller amounts at our discretion.

HOW TO SELL YOUR FUND SHARES

You may sell (sometimes called "redeem") your shares on any Business Day by contacting your bank or financial institution directly. Customers may redeem all or part of their Trust Class Shares of the Fund held through their bank in accordance with instructions and limitations pertaining to their account at the bank.

No charge for wire redemption payments is imposed by the Funds, although banks may charge their customer accounts for services provided in connection with the redemption of shares of the Funds.

If you would like to sell your shares, please notify us in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

RECEIVING YOUR MONEY


Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account (subject to a nominal fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders) a Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below $1 million because of redemptions you may be required to sell your shares. But, we will always give you at least 30 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the SAI.

HOW TO EXCHANGE YOUR SHARES


You may exchange shares on any Business Day by contacting your financial institution by mail or telephone. This exchange privilege may be changed or canceled at any time upon 60 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after a Fund receives your exchange request.

You may exchange Trust Class Shares of any Fund for Trust Class Shares of any other Fund. Trust Class Shares may be exchanged for Class A Shares or Class B Shares of the same Fund should the holder of the Trust Class Shares cease to be eligible to invest in the Trust Class. Additionally, Class A Shares or Class B Shares may be exchanged for Trust Class Shares if the investor is eligible to invest in the Trust Class.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes its income as follows:


     Declared Daily and Distributed Monthly       Declared and Paid Monthly
     --------------------------------------       -------------------------
     Cash Reserve Fund                            Value Fund
     U.S. Treasury Money Fund                     Capital Appreciation Fund
     Tax Free Money Fund                          Special Equity Fund
     Limited Term Bond Fund
     Intermediate Bond Fund
     Government Bond Fund
     Virginia Intermediate Municipal Bond Fund
     Virginia Municipal Bond Fund
     Maryland Municipal Bond Fund


Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES


PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its income and capital gains, if any. The dividends you receive are taxed as ordinary income. Any capital gains distributions may be taxable to you as capital gains. For individuals, long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates.

If you redeem a Fund's shares, you will be subject to tax on any gain. The character of such gain will generally be based on your holding period for the shares. An exchange of shares of a Fund for shares of another Fund is a sale of Fund shares for tax purposes.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, you should consult your tax adviser about your investment.


More information about taxes is in the SAI.

DISTRIBUTION OF FUND SHARES


Each Fund has adopted a distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under this Plan, the Distributor is compensated at the annual rate of 0.15% of the aggregate average daily net assets of the Trust Class Shares of each Fund. The Distributor has agreed to waive any fees payable pursuant to the Plan. The Distributor reserves the right to terminate its waiver at any time at is sole discretion.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to dealers selling shares of a Fund.

FINANCIAL HIGHLIGHTS


The tables that follow present performance information about each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Deloitte & Touche LLP, independent public accountants. Their report, along with each Fund's financial statements, appears in the annual report that accompanies the SAI. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-273-7827.

                                    Financial Highlights      CrestFunds, Inc.

For a Share Outstanding Throughout the Year

                 Investment Activities    Distributions
               ------------------------ ------------------
                                  Net
                                Realized                                                                       Ratio        Ratio
          Net                     and                                 Net               Net                  of Expenses    of Net
         Asset                 Unrealized                           Asset             Assets,   Ratio of     to Average   Investment
         Value,       Net      Gain (Loss)      Net                 Value,            End of    Expenses     Net Assets     Income
       Beginning   Investment      on        Investment   Capital   End of   Total    Period    to Average   Excluding    to Average
       of Period     Income    Investments     Income      Gains    Period   Return    (000)    Net Assets   Fee Waivers  Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Cash Reserve Fund
------------------------------------------------------------------------------------------------------------------------------------
Trust Class
For the years ended November 30,:
1998    $1.00       0.050          -           (0.050)       -      $1.00    5.13%   $1,135,571    0.63%        0.78%       5.01%
1997     1.00       0.050          -           (0.050)       -       1.00    5.16%      848,140    0.65%        0.80%       5.04%
1996     1.00       0.049          -           (0.049)       -       1.00    4.98%      621,139    0.66%        0.81%       4.87%
1995     1.00       0.053          -           (0.053)       -       1.00    5.45%      520,185    0.66%        0.81%       5.31%
1994     1.00       0.034          -           (0.034)       -       1.00    3.46%      377,493    0.66%        0.66%       3.37%
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Fund
------------------------------------------------------------------------------------------------------------------------------------
Trust Class
For the years ended November 30,:
1998    $1.00       0.048          -           (0.048)       -      $1.00    4.89%   $  699,923    0.66%        0.81%       4.77%
1997     1.00       0.048          -           (0.048)       -       1.00    4.91%      632,381    0.65%        0.80%       4.82%
1996     1.00       0.047          -           (0.047)       -       1.00    4.80%      389,051    0.66%        0.81%       4.69%
1995     1.00       0.052          -           (0.052)       -       1.00    5.29%      370,454    0.66%        0.81%       5.16%
1994     1.00       0.033          -           (0.033)       -       1.00    3.30%      319,477    0.66%        0.66%       3.23%
------------------------------------------------------------------------------------------------------------------------------------
Tax Free Money Fund
------------------------------------------------------------------------------------------------------------------------------------
Trust Class
For the years ended November 30,:
1998    $1.00       0.029          -           (0.029)       -      $1.00    2.97%   $   270,899   0.66%        0.81%       2.92%
1997     1.00       0.030          -           (0.030)       -       1.00    3.06%       226,837   0.66%        0.81%       3.02%
1996     1.00       0.029         0.002        (0.029)     (0.002)   1.00    3.14%       182,320   0.66%        0.81%       2.88%
1995     1.00       0.032          -           (0.032)       -       1.00    3.26%       202,333   0.66%        0.81%       3.19%
1994     1.00       0.021          -           (0.021)       -       1.00    2.07%       157,602   0.67%        0.67%       2.06%
------------------------------------------------------------------------------------------------------------------------------------
Limited Term Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Trust Class
For the years ended November 30:
1998    $ 9.92      0.557         0.061        (0.558)       -     $ 9.98    6.39%    $  83,980    0.76%        0.95%       5.57%
1997      9.93      0.570        (0.010)       (0.570)       -       9.92    5.84%       77,696    0.75%        0.90%       5.79%
1996     10.03      0.534        (0.097)       (0.537)       -       9.93    4.52%       84,973    0.78%        0.93%       5.41%
1995      9.49      0.532         0.534        (0.526)       -      10.03   11.50%       88,789    0.78%        0.93%       5.44%
1994     10.16      0.480        (0.640)       (0.480)     (0.030)   9.49   (1.56%)      83,369    0.76%        0.76%       4.92%
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Trust Class
For the years ended November 30:
1998    $ 9.96      0.564         0.167       (0.561)        -     $10.13    7.52%    $  310,885   0.88%        1.06%       5.60%
1997      9.94      0.594         0.021       (0.595)        -       9.96    6.46%       299,820   0.87%        1.02%       6.07%
1996     10.12      0.550        (0.175)      (0.555)        -       9.94    3.92%       281,187   0.88%        1.03%       5.70%
1995      9.16      0.569         0.954       (0.563)        -      10.12   17.07%        81,870   0.88%        1.03%       5.89%
1994     10.20      0.530        (1.000)      (0.530)      (0.040)   9.16   (4.72%)       77,143   0.88%        0.88%       5.53%
------------------------------------------------------------------------------------------------------------------------------------
Government Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Trust Class
For the years ended November 30:
1998    $10.36      0.591         0.281       (0.592)        -     $10.64    8.63%    $   50,051   0.67%        1.07%       5.60%
1997     10.37      0.605        (0.010)      (0.605)        -      10.36    6.04%        34,013   0.66%        1.06%       5.99%
1996     10.66      0.591        (0.290)      (0.591)        -      10.37    3.02%        20,171   0.69%        1.09%       5.75%
1995(1)  10.00      0.412         0.753       (0.412)      (0.093)  10.66   11.85%*       10,211   0.71%*       1.11%*      6.00%*


     Ratio of
  Net Investment
    Income to
     Average
    Net Assets      Portfolio
    Excluding       Turnover
   Fee Waivers       Rate
-----------------------------

-----------------------------


    4.86%            -
    4.89%            -
    4.72%            -
    5.16%            -
    3.37%            -
-----------------------------

-----------------------------


    4.62%            -
    4.67%            -
    4.54%            -
    5.01%            -
    3.23%            -
-----------------------------

-----------------------------


    2.77%            -
    2.87%            -
    2.73%            -
    3.04%            -
    2.06%            -
-----------------------------

-----------------------------


    5.38%           142%
    5.64%            64%
    5.26%            51%
    5.29%            36%
    4.92%            47%
-----------------------------

-----------------------------


    5.42%           178%
    5.92%            66%
    5.55%            35%
    5.74%            37%
    5.53%            39%
-----------------------------

-----------------------------


    5.20%           220%
    5.59%           144%
    5.35%            16%
    5.60%*           28%

                                    Financial Highlights      CrestFunds, Inc.

For a Share Outstanding Throughout the Year

                 Investment Activities    Distributions
               ------------------------ ------------------
                                  Net
                                Realized                                                                       Ratio        Ratio
          Net                     and                                 Net               Net                  of Expenses    of Net
         Asset                 Unrealized                           Asset             Assets,   Ratio of     to Average   Investment
         Value,       Net      Gain (Loss)      Net                 Value,            End of    Expenses     Net Assets     Income
       Beginning   Investment      on        Investment   Capital   End of   Total    Period    to Average   Excluding    to Average
       of Period     Income    Investments     Income      Gains    Period   Return    (000)    Net Assets   Fee Waivers  Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Virginia Intermediate Municipal Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Trust Class
For the years ended November 30:
1998    $10.31      0.449         0.166       (0.450)      (0.035)  $10.44    6.10%   $  243,606   0.79%        0.97%       4.33%
1997     10.22      0.463         0.089       (0.462)        -       10.31    5.55%      237,096   0.78%        0.93%       4.57%
1996     10.24      0.419        (0.021)      (0.418)        -       10.22    4.01%      243,137   0.78%        0.93%       4.35%
1995      9.21      0.428         1.030       (0.428)        -       10.24   16.09%       43,373   0.72%        0.94%       4.34%
1994     10.33      0.440        (1.100)      (0.440)      (0.020)    9.21   (6.53%)      41,365   0.65%        0.77%       4.48%
------------------------------------------------------------------------------------------------------------------------------------
Virginia Municipal Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Trust Class
For the years ended November 30:
1998    $10.44      0.468         0.267       (0.468)      (0.026)  $10.68    7.19%   $   29,252   0.69%        1.10%       4.41%
1997     10.28      0.475         0.168       (0.475)      (0.008)   10.44    6.46%       20,044   0.69%        1.09%       4.65%
1996     10.40      0.465        (0.120)      (0.465)        -       10.28    3.48%       15,911   0.71%        1.11%       4.61%
1995(1)  10.00      0.309         0.445       (0.310)      (0.044)   10.40    7.67%*       6,247   0.71%*       1.11%*      4.61%*
------------------------------------------------------------------------------------------------------------------------------------
Maryland Municipal Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Trust Class
For the years ended November 30:
1998    $ 9.95      0.416         0.270       (0.416)        -      $10.22    7.03%   $   19,115   0.62%        1.15%       4.11%
1997      9.76      0.426         0.190       (0.426)        -        9.95    6.50%       11,461   0.63%        1.16%       4.38%
1996(2)  10.00      0.309        (0.240)      (0.309)        -        9.76    1.07%*       5,808   0.71%*       1.36%*      4.30%*
------------------------------------------------------------------------------------------------------------------------------------
Value Fund
------------------------------------------------------------------------------------------------------------------------------------
Trust Class
For the years ended November 30:
1998    $16.55      0.093         1.638       (0.095)      (3.085)  $15.10   13.64%   $  577,042   1.03%        1.21%       0.63%
1997     13.39      0.137         3.237       (0.145)      (0.070)   16.55   25.41%      590,824   1.02%        1.17%       0.92%
1996     11.60      0.166         2.380       (0.165)      (0.591)   13.39   22.68%      553,648   1.02%        1.17%       1.38%
1995     10.73      0.245         2.619       (0.262)      (1.732)   11.60   28.76%      220,386   1.02%        1.17%       2.16%
1994     11.38      0.200        (0.240)      (0.190)      (0.420)   10.73   (0.49%)     166,713   1.01%        1.01%       1.82%
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund
------------------------------------------------------------------------------------------------------------------------------------
Trust Class
For the years ended November 30:
1998    $15.96     (0.018)        2.780       (0.007)      (0.935)  $17.78   18.59%   $  124,182   1.03%        1.21%      (0.11%)
1997     13.58      0.037         3.005       (0.041)      (0.621)   15.96   23.71%       99,364   1.02%        1.17%       0.27%
1996     10.87      0.043         2.709       (0.042)        -       13.58   25.38%       32,983   1.10%        1.25%       0.37%
1995     10.17      0.043         2.035       (0.046)      (1.332)   10.87   20.74%       19,592   1.10%        1.25%       0.40%
1994      9.79      0.010         0.380       (0.010)        -       10.17    4.13%       12,869   1.05%        1.05%       0.17%
------------------------------------------------------------------------------------------------------------------------------------
Special Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Trust Class
For the years ended November 30:
1998    $16.45     (0.031)       (2.013)        -          (2.176)  $12.23  (13.77%)   $  90,311   1.04%        1.22%      (0.21%)
1997     13.73     (0.009)        3.114       (0.005)      (0.380)   16.45   23.28%      112,403   1.01%        1.16%      (0.07%)
1996     12.12      0.050         1.926       (0.053)      (0.313)   13.73   16.44%       77,931   1.04%        1.19%       0.39%
1995     10.56      0.100         1.928       (0.108)      (0.360)   12.12   20.07%       54,221   1.04%        1.19%       0.90%
1994     12.76      0.030        (0.460)      (0.020)      (1.750)   10.56   (4.74%)      43,640   1.03%        1.03%       0.32%


     Ratio of
  Net Investment
    Income to
     Average
    Net Assets      Portfolio
    Excluding       Turnover
   Fee Waivers       Rate
-----------------------------

-----------------------------


    4.15%            24%
    4.42%            30%
    4.20%            25%
    4.12%            28%
    4.36%            24%
-----------------------------

-----------------------------


    4.00%            28%
    4.25%            39%
    4.21%            24%
    4.21%*           35%
-----------------------------

-----------------------------


    3.58%            12%
    3.85%             5%
    3.65%*            9%
-----------------------------

-----------------------------


    0.45%            71%
    0.77%           100%
    1.23%            82%
    2.01%           175%
    1.82%           116%
-----------------------------

-----------------------------


   (0.29%)           39%
    0.12%           123%
    0.22%            86%
    0.25%           470%
    0.17%           271%
-----------------------------

-----------------------------


   (0.39%)          231%
   (0.22%)          148%
    0.24%            98%
    0.75%            81%
    0.32%           117%

Amounts designated as "-" are either $0 or have been rounded to $0.
(1) Commencement of operations for this class April 5, 1995.
(2) Commencement of operations for this class March 1, 1996.
*   Annualized.

                                    CRESTFUNDS


INVESTMENT ADVISER

Crestar Asset Management Company
919 E. Main Street
Richmond, Virginia 23219

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456


LEGAL COUNSEL
Hunton & Williams
Riverfront Plaza, East Tower
951 East Byrd Street
Richmond, Virginia 23219-4074

More information about the Funds is available without charge through the following:


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated March 30, 1999, includes detailed information about CrestFunds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS


These reports list each Fund's holdings and contain information from the Fund's managers about strategies and recent market conditions and trends and their impact on the Fund's performance. These reports also contain detailed financial information about the Funds.


TO OBTAIN MORE INFORMATION CONTACT YOUR BANK OR FINANCIAL INSTITUTION.


FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about CrestFunds, from the SEC's website ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information call 1-800-SEC-0330). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-6009. The CrestFunds' Investment Company Act registration number is 811-4620.

                     CRESTFUNDS-REGISTERED TRADEMARK-, INC.
                               TRUST CLASS SHARES
                      STATEMENT OF ADDITIONAL INFORMATION
                                 MARCH 30, 1999

    This Statement is not a prospectus but should be read in conjunction with the current Trust Class Prospectus (dated March 30, 1999) for CrestFunds, Inc. (the Company). Please retain this document for future reference. The financial statements and financial highlights, included in the Annual Report for the fiscal year ended November 30, 1998 for Cash Reserve Fund, U.S. Treasury Money Fund, Tax Free Money Fund, Limited Term Bond Fund, Intermediate Bond Fund, Government Bond Fund, Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund, Virginia Municipal Bond Fund, Value Fund, Capital Appreciation Fund and Special Equity Fund, are incorporated herein by reference. To obtain without charge additional copies of the Trust Class Prospectus, the Annual Report, or the Class A Shares and Class B Shares Prospectus or Statement of Additional Information, please call 1-800-273-7827.

                               TABLE OF CONTENTS


                                                                                                              PAGE
                                                                                                            ---------
Investment Objectives and Policies........................................................................          2
Investment Policies and Limitations.......................................................................         10
Investment Practices......................................................................................         14
Portfolio Transactions....................................................................................         22
Valuation of Portfolio Securities.........................................................................         24
Fund Performance..........................................................................................         25
Additional Information Regarding Pricing and Redemptions..................................................         30
Distributions and Taxes...................................................................................         31
Directors and Officers and Affiliated Persons.............................................................         35
The Adviser...............................................................................................         36
Administrator and Distributor.............................................................................         38
Transfer Agent............................................................................................         40
Custodian.................................................................................................         41
Auditor...................................................................................................         41
Legal Counsel.............................................................................................         41
Principal Holders of Securities...........................................................................         41
Financial Statements......................................................................................         43
Appendix..................................................................................................         44

CRESTFUNDS, INC.

    CrestFunds, Inc. (the Company) is a registered open-end management investment company that currently consists of fifteen separate investment portfolios (portfolios or series). The Company was established as a Maryland corporation on March 17, 1986. The Company's Articles of Incorporation permit it to offer separate series of common stock (shares) and separate classes of each series. Except for the differences among the Trust Class shares, Investors Class A shares and Investors Class B shares, each share of each series represents an equal proportionate interest in that series with each other share of that series.

    This Statement of Additional Information relates to the following investment portfolios: Cash Reserve Fund, U.S. Treasury Money Fund, Tax Free Money Fund, Limited Term Bond Fund, Intermediate Bond Fund, Government Bond Fund, Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund, Virginia Municipal Bond Fund, Value Fund, Capital Appreciation Fund and Special Equity Fund (each a Fund and, collectively, the Funds). Shareholders may purchase shares in the CrestFunds Family of Funds through three separate classes, the Trust Class, Investors Class A and Investors Class B, which provide for variations in distribution and servicing costs, transfer agent fees, voting rights and dividends.

ADVISER:

    Crestar Asset Management Company (the Adviser)

TRANSFER AGENT:

    Crestar Bank (the Transfer Agent)

CUSTODIAN:

    Crestar Bank (the Custodian)

ADMINISTRATOR:

    SEI Investments Mutual Funds Services (the Administrator)

DISTRIBUTOR:

    SEI Investments Distribution Co. (the Distributor)

                       INVESTMENT OBJECTIVES AND POLICIES

    Each Fund's objective, together with those policies identified as being fundamental, may not be changed except by approval of the majority of the outstanding shares of that Fund. All other investment policies of a Fund may be changed by the Company's Board of Directors without shareholder approval. The Adviser will manage each Fund consistently with that Fund's investment objective and policies. There is no assurance that a Fund will achieve its investment objective.

MONEY MARKET FUNDS:

    The investment objective of each money market fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity. A further objective of Tax Free Money Fund is to provide high current income exempt from federal income taxes.

    Each money market fund invests in accordance with the requirements of Rule 2a-7 (Rule 2a-7) under the Investment Company Act of 1940, as amended (the 1940
Act). These requirements provide that money market funds must limit their investments to securities with remaining maturities of 397 days or less and maintain a dollar-weighted average maturity of 90 days or less. If the SEC adopts new or amended requirements under Rule 2a-7, the money market funds will comply with all such additional or amended requirements.

    There may be occasions when, in order to raise cash to meet redemptions or to maintain the quality standards of the portfolio, the Funds might be required to sell securities at a loss.

CASH RESERVE FUND

    Cash Reserve Fund invests only in high quality, U.S. dollar-denominated, money market instruments of U.S. and foreign issuers including floating and variable rate instruments. Investments include:

    - obligations of institutions, such as banks and insurance companies, including certificates of deposit, bankers' acceptances and time deposits;

    - obligations of the U.S. and certain foreign governments and their agencies or instrumentalities;

    - short-term corporate obligations, including commercial paper, notes and bonds; and

    - other eligible debt obligations, including repurchase agreements.

    The Fund's investments in domestic bank obligations (including their foreign branches) are limited to those of banks having total assets in excess of one billion dollars and subject to regulation by the U.S. Government. The Fund may also invest in certificates of deposit issued by banks insured by the Federal Deposit Insurance Corporation (FDIC) having total assets of less than one billion dollars, provided that the Fund will at no time own more than an aggregate of $100,000 in principal and interest obligations (or any higher principal amount or principal and interest amount, which in the future may be fully covered by FDIC insurance) of any one such issuer.

    The Fund may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and foreign branches of foreign banks. Eurodollar, Yankee dollar, and foreign bank obligation investments involve risks in addition to those inherent in investing in domestic bank obligations. These risks may include future unfavorable political and economic developments, withholding taxes, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect payment of principal or interest. Additionally, there may be less public information available about foreign banks and their branches. Foreign branches of foreign banks are not regulated by U.S. banking authorities and generally are not subject to accounting, auditing, or financial reporting standards comparable to those applicable to U.S. banks. Although the Adviser carefully considers these factors when making investments, the Fund does not limit the amount of its assets that can be invested in any one type of instrument or in any foreign country.

    The Fund's investments in obligations of domestic or foreign branches of foreign banks are limited to U.S. dollar-denominated obligations of foreign banks which, at the time of investment: (i) have more than $5 billion, or the equivalent in other currencies, in total assets; and (ii) have branches or agencies in the United States. Investments in the foregoing foreign bank obligations are further limited to banks headquartered in and to those branches located in the United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden, Australia, Japan and Canada.

    Cash Reserve Fund limits its investments in U.S. dollar-denominated foreign government obligations to those obligations issued or guaranteed by the governments of the countries listed above. Such obligations may be subject to the risks described above in connection with the purchase of obligations of foreign branches of domestic and foreign banks.

    QUALITY. Pursuant to Rule 2a-7 and policies and procedures adopted by the Company's Board of Directors, Cash Reserve Fund may purchase only high-quality securities determined by the Adviser to present minimal credit risks. To be considered high-quality, a security must be a U.S. Government security or rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized statistical rating organizations (NRSRO) (or by one, if only one NRSRO has rated the security); or, if unrated, judged to be of equivalent quality by the Adviser pursuant to procedures adopted by the Company's Board of Directors. Purchases of unrated securities and securities rated by only one NRSRO will be ratified by the Company's Board of Directors. Foreign obligations are considered to be unrated.

    High-quality securities are divided into "first tier" and "second tier" securities. FIRST TIER securities have received the highest rating (e.g., Standard & Poor's Ratings Group (S&P) A-1 rating) from at least two NRSROs (or one, if only one has rated the security). SECOND TIER securities have received ratings within the two highest categories (e.g., S&P A-1 or A-2) from at least two NRSROs (or one, if only one has rated the security), but do not qualify as first tier securities. If a security has been assigned different ratings by different NRSROs, at least two NRSROs must have assigned the higher rating in order for the Adviser to determine eligibility on the basis of that higher rating. The Fund does not currently intend to invest in commercial paper rated below first tier and will not invest more than 10% of its net assets in illiquid securities. Cash Reserve Fund may not invest more than 5% of its total assets in second tier securities.

    DIVERSIFICATION. The Fund may not invest more than 5% of its total assets in the securities of any one issuer, except that it may invest up to 25% of its assets in the first tier securities of a single issuer for up to three business days. The Fund may not invest more than 25% of its total assets in any one industry.

    Cash Reserve Fund may not invest more than 5% of its total assets in second tier securities. In addition, the Fund may not invest more than 1% of its total securities or $1 million (whichever is greater) in the second tier securities of a single issuer.

U.S. TREASURY MONEY FUND

    U.S. Treasury Money Fund's investments are limited to obligations that are issued by the U.S. Treasury and repurchase agreements that provide for repurchase with 397 days and that are collateralized by obligations issued or guaranteed by the U.S. Treasury. The investment policies of the Fund may result in a lower yield than that of other money market funds, such as Cash Reserve Fund, which may invest in other types of instruments.

    U.S. Treasury Money Fund limits its investments so as to obtain the highest investment quality rating by an NRSRO. These quality ratings are based on, but not limited to, an analysis of the Fund's operational policies, investment strategies and management. These rating organizations also may undertake an ongoing analysis and assessment of these criteria in order to continually update the Fund's rating.

TAX FREE MONEY FUND

    Tax Free Money Fund invests only in high-quality municipal securities. Although the Fund will attempt to invest 100% of its assets in tax-exempt municipal securities, the interest on which is exempt from federal income tax, including the federal alternative minimum tax, the Fund reserves the right to invest up to 20% of the value of its net assets in securities, including private activity bonds, the interest on which is fully taxable or subject to the alternative minimum tax. As a fundamental policy, at least 80% of the Fund's income will, under normal circumstances, be exempt from federal income tax including the federal alternative minimum tax. Subject to such limitation, the Fund may invest in any taxable investment, including repurchase agreements, appropriate for investment by Cash Reserve Fund.

    Municipal obligations, which are issued by states, cities, municipalities or municipal agencies, will include variable rate demand obligations (VRDOs), tax anticipation notes (TANs), revenue anticipation notes (RANs), bond anticipation notes (BANs), construction loan notes, and tax-exempt commercial paper. The Fund may also invest in municipal bonds within the maturity limitations discussed above and may enter into commitments to purchase these securities on a delayed delivery basis.

    QUALITY. Pursuant to Rule 2a-7 and policies and procedures adopted by the Company's Board of Directors, the Fund may purchase securities determined by the Adviser to present minimal credit risks. Securities must be rated in accordance with applicable rules in the highest rating category for short-term securities by at least one NRSRO and, if rated by more than one NRSRO, rated in one of the two highest categories for short-term securities by another NRSRO, or, if unrated, judged to be equivalent to the highest short-term rating category by the Adviser pursuant to procedures adopted by the Company's Board of Directors.

    The Fund will not invest more than 10% of its net assets in illiquid securities. For purposes of this limitation, "illiquid securities" shall be deemed to include municipal securities not rated at the time of purchase by the requisite NRSROs, or not guaranteed or supported by a letter of credit issued by, or subject to a remarketing agreement with, a responsible party, and not otherwise determined by the Adviser to be readily marketable.

    The Fund may from time to time have more than 25% of its assets invested in municipal securities of issuers located in one or more of the following states:
Arizona, California, Maryland, New Jersey, New York and Pennsylvania, and will invest more than 25% of its assets in municipal securities of issuers located in Virginia.

    The Fund may also purchase shares of other money market funds. Should the Fund elect to do so, it will incur additional expenses charged by that money market fund, such as management fees.

    Yields on municipal obligations depend on a variety of factors, including the general conditions of the money markets and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal obligations with longer maturities tend to produce higher yields and generally are subject to potentially greater price fluctuations than obligations with shorter maturities.

                        BOND FUNDS--CORPORATE BOND FUNDS

LIMITED TERM BOND FUND

    Limited Term Bond Fund seeks to provide a high level of current income by investing in investment-grade fixed-income debt obligations. The Fund is managed to maintain a dollar-weighted average portfolio maturity of between one and five years.

INTERMEDIATE BOND FUND

    Intermediate Bond Fund seeks to provide a high level of current income by investing in investment-grade fixed-income debt obligations. The Fund is managed to maintain a dollar-weighted average portfolio maturity of between five and ten years.

INVESTMENT POLICIES--CORPORATE BOND FUNDS

    Each corporate bond fund will seek to obtain a high level of current income by investing exclusively in investment-grade debt obligations of domestic and foreign issuers as follows:

    - corporate obligations which are rated at least Baa or its equivalent by an NRSRO;

    - obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

    - commercial paper which is rated Prime-1 or its equivalent by an NRSRO.

    Each corporate bond fund also may purchase unrated securities that are deemed by the Adviser to be of equivalent quality to investment-grade debt obligations pursuant to procedures established by the Company's Board of Directors. Credit ratings are considered at the time of purchase; the sale of securities is not required in the event of a subsequent rating downgrade. In the event that a security owned by a Fund is downgraded below the stated ratings categories, the Adviser will review the security and take appropriate action.

    Fixed-income securities held by each corporate bond fund may include (but are not limited to), in any proportion, bonds, notes, mortgage-related and asset-backed securities, U.S. Government and government agency obligations, zero coupon securities, indexed securities, convertible notes and bonds, convertible preferred securities, foreign securities (see "Foreign Investments" in "Investment Practices" in this Statement of Additional Information) and short-term obligations such as certificates of deposit, repurchase agreements, bankers' acceptances, and commercial paper. The Funds may also enter into reverse repurchase agreements. These funds also may purchase shares of money market mutual funds. Should a Fund elect to purchase shares of money market funds, it will incur additional expenses charged by that money market fund, such as management fees.

    Limited Term Bond Fund may hold individual securities with remaining maturities of more than five years, as long as the Fund's dollar-weighted average portfolio maturity is no more than five years. Intermediate Bond Fund may hold individual securities with remaining maturities of more than ten years, as long as its dollar-weighted average portfolio maturity is no more than ten years. For the purpose of determining the dollar-weighted average portfolio maturity of each corporate bond fund, the maturities of mortgage-backed securities, collateralized mortgage obligations and asset-backed securities are determined on a "weighted average life" basis. (The weighted average life is the average time in which principal is repaid; for a mortgage security, this average time is calculated by estimating the expected principal payments for the life of the mortgage.) The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled and unscheduled principal prepayments. The maturities of most of the other securities held by the corporate bond funds will be determined on a "stated final maturity" basis. One exception would be "extendible" debt instruments, which can be retired at the option of the corporate bond funds at various dates prior to maturity, and which may be treated as maturing on the next optional retirement date when calculating average portfolio maturity.

    The corporate bond funds also may purchase obligations of U.S. banks (including certificates of deposit and bankers' acceptances) which have capital, surplus, and undivided profits (as of the date of their most recently published annual financial statements) of $100 million or more.

    In making investment decisions for the corporate bond funds, the Adviser will consider many factors other than current yield, including preservation of capital, the potential for realizing capital appreciation, maturity and yield to maturity. The Adviser will monitor each corporate bond fund's investments in particular securities or in types of debt securities in response to its appraisal of changing economic conditions and trends. The Adviser may sell securities in anticipation of a market decline or purchase securities in anticipation of a market rise. Each corporate bond fund may invest a portion of its assets in securities issued by foreign companies and foreign governments, which may be less liquid or more volatile than domestic investments. The corporate bond funds will only invest in U.S. dollar-denominated securities.

                             GOVERNMENT BOND FUNDS

GOVERNMENT BOND FUND

    Government Bond Fund seeks to provide a high level of current income in a manner consistent with preserving principal by investing primarily in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (U.S. Government Securities). In seeking current income, the Fund also may consider the potential for capital gain.

    Under normal conditions, at least 65% of the Fund's total assets will be invested in U.S. Government bonds or other debt instruments, including repurchase agreements secured by U.S. Government Securities.

Any remaining assets may be invested in fixed-income securities that are eligible for purchase by the corporate bond funds. The Fund may purchase securities on a delayed delivery basis. There are no limits on the dollar-weighted average portfolio maturity of the Fund, and, consistent with its investment objective of obtaining current income while preserving capital, the Fund may acquire individual securities without regard to their remaining maturities.

    The Fund invests in various debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. Treasury Bonds, Notes and Bills, Government National Mortgage Association mortgage-backed pass-through certificates (Ginnie Maes) and mortgage-backed securities issued by the Federal National Mortgage Association (Fannie Maes) or the Federal Home Loan Mortgage Corporation (Freddie Macs). The Fund is not restricted as to the percentage of its assets that may be invested in any one type of U.S. Government Security. The U.S. Government Securities in which the Fund invests may or may not be fully backed by the U.S. Government. The Fund may enter into repurchase agreements involving the U.S. Government Securities and any other securities in which it may invest, and also may enter into reverse repurchase agreements. The Fund considers government securities to include U.S. Government Securities subject to repurchase agreements. The Fund may, for temporary defensive purposes, invest without limit in U.S. Government Securities having a maturing of 365 days or less.

                              MUNICIPAL BOND FUNDS

MARYLAND MUNICIPAL BOND FUND

    Maryland Municipal Bond Fund seeks to provide high current income exempt from federal and Maryland income tax in a manner consistent with the preservation of capital by investing in municipal bonds of investment-grade quality. There are no limits on the dollar-weighted average portfolio maturity of the Fund, and the Fund may acquire individual securities without regard to their remaining maturities.

VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

    Virginia Intermediate Municipal Bond Fund seeks to provide high current income exempt from federal and Virginia income tax in a manner consistent with the preservation of capital by investing in municipal bonds of investment-grade quality. The Fund is managed to maintain a dollar-weighted average portfolio maturity of between five and ten years. The Fund may hold individual securities with remaining maturities of more than ten years, as long as the Fund's dollar-weighted average maturity is no more than ten years. Stability and growth of principal also will be considered when choosing securities.

VIRGINIA MUNICIPAL BOND FUND

    Virginia Municipal Bond Fund seeks to provide high current income exempt from federal and Virginia income tax in a manner consistent with the preservation of capital by investing in municipal bonds of investment-grade quality. There are no limits on the dollar-weighted average portfolio maturity of the Fund and the Fund may acquire individual securities without regard to their remaining maturities.

INVESTMENT POLICIES--MUNICIPAL BOND FUNDS

    Each municipal bond fund normally will invest primarily in municipal securities of all types and of investment-grade quality. Investment-grade municipal bonds are considered to be securities rated Baa or its equivalent or higher by an NRSRO, an unrated securities that are deemed by the Adviser to be of comparable quality to each municipal bond fund's ratings requirements. Municipal securities are issued to raise money for various public purposes, including general purpose financing for state and local governments as well as financing for specific projects or public facilities. Municipal securities may be backed by the full taxing power of the municipality, by the revenues derived from a specific project or by the credit of a private organization. Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. The Adviser monitors the financial condition of parties (including insurance companies, banks, and corporations) upon whose creditworthiness is relied in determining the credit quality of securities eligible for purchase by each municipal bond fund. Each municipal bond fund may invest more than 25% of its assets in industrial development bonds.

    Generally, the municipal bond funds' investments in municipal securities may include fixed, variable, or floating rate general obligation and revenue bonds (including municipal lease obligations and resource recovery bonds); zero coupon and asset-backed securities; tax, revenue, or bond anticipation notes; and tax-exempt commercial paper. The municipal bond funds may buy or sell securities on a when-issued or delayed-delivery basis (including refunding contracts) and may acquire standby commitments. See "Investment Practices" in this Statement of Additional Information for a complete description of these types of securities.

    Each municipal bond fund may deviate from its investment objective for temporary defensive purposes. During periods when, in the Adviser's opinion, a temporary defensive posture in the market is appropriate, each municipal bond fund may hold cash that is not earning interest or may invest in obligations whose interest may be subject to federal and/or state tax. The municipal bond funds' defensive investments may include short-term municipal obligations, money market instruments and shares of money market mutual funds. Should a Fund elect to purchase shares of money market funds, it will incur additional expenses charged by that money market fund, such as management fees. Under such circumstances, the municipal bond funds may each temporarily invest so that less that 80% of their income distributions are federally and/or state tax-free. Federally taxable obligations in which a Fund may invest include, but are not limited to, obligations issued by the U.S. Government or any of its agencies or instrumentalities, high-quality commercial paper, certificates or deposit, and repurchase agreements.

    Each municipal bond fund is non-diversified, which means that it has greater latitude than a diversified fund with respect to the investment of its assets in the securities of a relatively few municipal issuers. As a non-diversified fund, each of the municipal bond funds may present greater risks than a diversified fund.

    As a fundamental policy, at least 80% of each municipal bond fund's income will, under normal circumstances, be exempt from regular federal income taxes. Interest on some "private activity" municipal obligations is subject to the federal alternative minimum tax (AMT bonds). AMT bonds are municipal obligations that benefit a private or industrial user or finance a private facility. Each municipal bond fund reserves the right to invest up to 100% of its assets in AMT bonds, although none of the municipal bond funds have a current intention of investing in such securities.

    As a non-fundamental policy, at least 65% of each municipal bond fund's assets will be invested in bonds that will, under normal circumstances, produce income that is exempt from Virginia or Maryland income taxes, as the case may be.

    Investors should be aware of certain factors that might affect the financial condition of issuers of Maryland and Virginia municipal securities. See "Investment Practices."

                                  EQUITY FUNDS

VALUE FUND

    Value fund seeks to provide long-term capital appreciation and, as a secondary objective, current income, by investing primarily in income producing equity securities of companies with large market capitalizations.

    The Fund's investments will be broadly diversified among major economic sectors and among those securities with above-average total return potential. A number of valuation criteria are considered in the equity selection process, the principal one being the issue's price to earnings (P/E) ratio in relation to other stocks in the same industry. Stocks with the lowest P/E ratios, along with strong financial quality and above-average earnings momentum, are selected to secure the best relative values in each economic sector. The Adviser believes that this approach will produce a portfolio with less volatility and greater dividend yield than the market as a whole. The Fund will invest primarily in the income producing equity securities of companies with market capitalizations of at least $1 billion.

CAPITAL APPRECIATION FUND

    Capital Appreciation Fund seeks to provide long-term capital appreciation by investing primarily in the equity securities of companies with medium to large market capitalizations.

    The Fund may invest a portion of its assets in foreign securities, securities of small capitalization companies, and in securities having common stock characteristics, such as rights and warrants. The Adviser considers many factors when evaluating the overall quality of a security for the Fund, including, but not limited to, a company's current financial strength, earnings momentum, and relative value. The Fund will invest primarily in the equity securities of companies with market capitalization of at least $250 million.

INVESTMENT POLICIES--VALUE FUND AND CAPITAL APPRECIATION FUND

    Value Fund and Capital Appreciation Fund each will invest primarily in domestic and foreign common stock and in securities convertible into common stock, such as convertible bonds and convertible preferred stock rated investment-grade or better. The Adviser will select stocks for these Funds from a list of companies traded in the U.S. securities markets, including sponsored American Depositary Receipts (ADRs) of qualifying foreign companies. (See "Foreign Investments" in "Investment Practices" in this Statement of Additional Information.) A qualitative screening process is employed to exclude companies with poor earnings results or highly leveraged balance sheets in an effort to construct a portfolio with low risk characteristics relative to the major stock market indices, although it is not the intention of either Fund to match the risk or performance characteristics of any index. Each Fund may to the extent consistent with its investment objective, invest in any debt security in which the corporate bond funds may invest. (See "Investment Policies--Corporate Bond Funds.") Each of the Value Fund and Capital Appreciation Fund may also invest up to 10% and 5%, respectively, of its assets in U.S. Treasury obligations.

    Although the Value Fund and Capital Appreciation Fund intend to be fully invested at all times in the securities mentioned above, under normal circumstances, each Fund may make substantial temporary investments in high-quality, short-term debt securities and money market instruments, including repurchase agreements, and in shares of other open-end management investment companies which invest primarily in money market instruments, when the Adviser believes market conditions warrant a defensive position. Should a Fund elect to purchase shares of money market funds, it will incur additional expenses charged by that money market fund, such as management fees.

SPECIAL EQUITY FUND

    Special Equity Fund seeks to provide long-term capital appreciation by investing primarily in the equity securities of companies with small to medium market capitalizations.

    Small to medium capitalization companies with rapid growth rates may have higher P/E ratios than other companies. The market prices of securities with higher P/E ratios than other companies. The market prices of securities with higher P/E ratios tend to drop more suddenly in response to negative news than securities with low P/E's. That is especially true for smaller, less well-known companies that have a narrow product line or whose securities are thinly traded.

    These companies typically tend to offer the potential for accelerated earnings or revenue growth because of new products or technologies, new channels of distribution, revitalized management or industry conditions, or similar new opportunities. Smaller companies often pay no dividends, and current income is not a goal of the Fund. Representative industries may include, but are not limited to, technology, health care and biotechnology, environmental services, communications, and energy and alternative energy.



    The Fund will invest primarily in domestic and foreign common stock and in securities convertible into common stock, such as convertible bonds and convertible preferred stock. The Fund generally will invest primarily in the securities of companies with market capitalizations between $250 million $2 billion. It also may invest a portion of its assets in sponsored ADRs of qualifying foreign companies (see "Foreign Investments" in "Investment Practices" in this Statement of Additional Information), and in securities having common stock characteristics, such as rights and warrants. As a non-fundamental investment policy, each Fund may to the extent consistent with its investment objective, invest in any debt security in which the corporate bond funds may invest. The Fund may also invest up to 5% of its assets in obligations of the U.S. Treasury.



    Although the Special Equity Fund intends, under normal circumstances, to be fully invested in equity securities, the Fund may make substantial temporary investments in high-quality, short-term debt securities and money market instruments, including repurchase agreements, and in the securities of other open-end management investment companies investing primarily in money market instruments, when the Adviser believes market conditions warrant a defensive position. Should the Fund elect to purchase shares of a money market fund, it will incur additional expenses charged by that money market fund, such as management fees.

                      INVESTMENT POLICIES AND LIMITATIONS

    The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation shall be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations.

    Each Fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities," of the Fund (67% or more of the voting securities present or 50% of the outstanding voting securities, whichever is less) as defined in the Investment Company Act of 1940 (the 1940 Act). However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

    THE FOLLOWING ARE THE FUNDAMENTAL INVESTMENT LIMITATIONS OF CASH RESERVE FUND, U.S. TREASURY MONEY FUND AND TAX FREE MONEY FUND SET FORTH IN THEIR ENTIRETY. EACH MONEY MARKET FUND MAY NOT:

 1. with respect to 75% of the Fund's assets (50% in the case of Tax Free Money
    Fund), invest more than 5% of the total market value of its assets (determined at the time of investment) in the securities of any one issuer other than the United States Government, its agencies or instrumentalities;

 2. issue senior securities;

 3. make short sales of securities;

 4. write put and call options;

 5. borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities. Borrowing in the aggregate may not exceed 10%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund's total assets (including the amount borrowed) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made by the Fund;

 6. act as an underwriter of securities;

 7. invest in the aggregate more than 10% of the value of its net assets in securities, including municipal lease agreements, for which there is no readily available market and in repurchase agreements maturing in more than 7 days;

 8. invest more than 25% of the total market value of its assets (determined at the time of investment) in the securities of foreign banks and foreign branches of domestic banks, in the securities of foreign governments or in the securities of issuers conducting their principal business activities in any one industry; provided, (i) there is no limitation on the aggregate of the Fund's investment in obligations (excluding commercial paper) of domestic commercial banks and in obligations of the United States Government, its agencies or its instrumentalities; and (ii) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries;

 9. invest in real estate (other than debt obligations secured by real estate or interests therein or debt obligations issued by companies which invest in real estate or interests therein);

10. make loans, except that a Fund may (i) purchase publicly issued debt securities for its portfolio, (ii) enter into repurchase agreements, (iii) with respect to Tax Free Money Fund, lend its portfolio securities in an amount up to 10% of the value of its total assets, and (iv) with respect to Cash Reserve Fund and U.S. Treasury Money Fund, lend its portfolio securities in an amount up to 33 1/3% of the value of its total assets;

11. purchase securities having voting rights except, in the case of Tax Free Money Fund, securities of other investment companies (to the extent permitted by the 1940 Act). Subject to certain exceptions, including a merger, acquisition, consolidation or reorganization involving an investment company, the 1940 Act contains a prohibition against a Fund (i) investing more than 5% of its total assets in the securities of another single investment company, (ii) investing more than 10% of its total assets in securities of investment companies, and (iii) purchasing more than 3% of the total outstanding voting stock of another investment company;

12. invest in securities issued, or guaranteed as to principal and interest, by companies that have conducted operations for less than three years, including the operations of predecessors;

13. purchase Restricted Securities (as defined in Rule 144 under the Securities Act of 1933 (the Securities Act));

14. make investments for the purpose of exercising control over any issuer or other person; and

15. pledge, mortgage, assign or encumber any of its assets except to the extent necessary to secure a borrowing permitted by clause (5).

    THE FOLLOWING ARE THE FUNDAMENTAL INVESTMENT LIMITATIONS OF LIMITED TERM BOND FUND, INTERMEDIATE BOND FUND, GOVERNMENT BOND FUND, MARYLAND MUNICIPAL BOND FUND, VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND AND VIRGINIA MUNICIPAL BOND FUND SET FORTH IN THEIR ENTIRETY. EACH BOND FUND MAY NOT:

 1. with respect to 75% of its total assets (50% in the case of Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund), purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

 2. issue senior securities, except as permitted under the 1940 Act;

 3. borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

 4. underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities;

 5. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business;

 6. purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments;

 7. lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

 8. Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of each Fund's total assets would be invested in securities of companies whose principal business activities are in the same industry; and

 9. Limited Term Bond Fund, Intermediate Bond Fund and Government Bond Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of each Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

    THE FOLLOWING ARE THE FUNDAMENTAL INVESTMENT LIMITATIONS OF VALUE FUND, CAPITAL APPRECIATION FUND AND SPECIAL EQUITY FUND SET FORTH IN THEIR ENTIRETY. EACH EQUITY FUND MAY NOT:

 1. with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

 2. issue senior securities, except as permitted under the 1940 Act;

 3. borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

 4. underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities;

 5. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

 6. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

 7. purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; and

 8. lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

    THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

MONEY MARKET FUNDS:

 i. Tax Free Money Fund does not currently intend to purchase a security (other than a security issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer, provided that the Fund may invest up to 50% of its total assets in the first tier securities of a single issuer for up to three business days.

 ii. Cash Reserve Fund does not currently intend to purchase a security (other than a security issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer, provided that the Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days.

 iii. Each Fund does not currently intend to lend any security or make any other loan if, as a result, more than 10% of the value of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

 iv. Tax Free Money Fund does not currently intend to lend any security or make any other loan.

 v. To meet federal requirements for qualification as a "regulated investment company" the Tax Free Money Fund limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. These limitations do not apply to "government securities" as defined for federal tax purposes.

ALL BOND AND EQUITY FUNDS

 vi. Each Fund may borrow money only from a bank or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental limitation 3). Each Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

 vii. Each Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

viii. Each Fund does not currently intend to purchase securities of other investment companies except pursuant to the provisions of the 1940 Act.

 ix. Each Fund does not currently intend to sell securities short.

CORPORATE BOND FUNDS, GOVERNMENT BOND FUND, AND EQUITY FUNDS ONLY

 x. With respect to 100% of its total assets, each Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result thereof, a Fund would own more than 10% of the outstanding voting securities of such issuer.

 xi. Each of the corporate bond and government bond funds does not currently intend to purchase warrants. Warrants acquired by a Fund in units or attached to securities are not subject to this restriction.

 xii. Each Fund does not currently intend to purchase or sell futures contracts or put or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.

MARYLAND MUNICIPAL BOND FUND, VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND AND
  VIRGINIA MUNICIPAL BOND FUND ONLY

xiii. To meet federal tax requirements for qualification as a "regulated investment company," Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund each limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (a) and (b) do not apply to "government securities" as defined for federal tax purposes.

 xiv. Each Fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

 xv. Each Fund does not currently intend to purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.

LIFE VISION MAXIMUM GROWTH PORTFOLIO, LIFE VISION GROWTH AND INCOME PORTFOLIO
  AND LIFE VISION BALANCED PORTFOLIO:

 xvi. Each of these Portfolios will operate as a fund of funds in reliance upon
      Section 12(d)(1)(G) of the Investment Company Act of 1940. Each Portfolio will not, to the extent it may acquire shares of registered open-end investment companies or registered unit investment trusts, acquire such shares in excess of the limits of Section 12(d)(1) by virtue of reliance upon either Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

                              INVESTMENT PRACTICES

    The following briefly describes the securities in which the Funds may invest and the transactions they may make. The Funds are not limited by this discussion, however, and may purchase other types of securities and enter into other types of transactions if they meet each Fund's respective quality, maturity, and liquidity requirements.

    Each Fund's investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques discussed below are eligible investments for each of the Funds.

    AMERICAN DEPOSITARY RECEIPTS (ADRS). Value Fund and Capital Appreciation Fund may invest in sponsored ADRs which are certificates evidencing ownership of shares of a foreign-based corporation held in trust by a bank or similar financial institution. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying securities in their national markets and currencies. A sponsored ADR is an ADR established jointly by the issuer of the security underlying the receipt and the bank or other financial institution holding the receipt.

    ASSET-BACKED SECURITIES. Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement. A Fund may purchase units of beneficial interest in pools of purchase contracts, financing leases, and sales agreements entered into by municipalities. These municipal obligations may be created when a municipality enters into an installment purchase contract or lease with a vendor and may be secured by the assets purchased or leased by the municipality. However, except in very limited circumstances, there will be no recourse against the vendor if the municipality stops making payments. The market for tax-exempt asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

    BANKERS' ACCEPTANCES. The money market funds may purchase bankers' acceptances, which are time drafts drawn on and accepted by a bank, the customary means of effecting payment for merchandise sold in import-export transactions and a source of financing used extensively in international trade.

    BANK OBLIGATIONS. The performance of the money market funds may be affected by conditions affecting the banking industry. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge. Bank profitability is largely dependent on the availability and cost of capital funds, and has shown significant fluctuation recently as a result of volatile interest rate levels. In addition, general economic conditions are important to bank operations, with exposure to credit losses potentially having an adverse effect.

    CERTIFICATES OF DEPOSIT. Cash Reserve Fund and Tax Free Money Fund may purchase certificates of deposit, which are debt instruments issued by a bank that usually pays interest. Maturities range from a few weeks to several years. Interest rates are set by competitive forces in the marketplace.

    COLLATERALIZED MORTGAGE OBLIGATIONS. The corporate bond funds may purchase collateralized mortgage obligations (CMOs), which are pay-through securities collateralized by mortgages or mortgage-backed securities. CMOs are issued in classes and have different maturities and often are retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. CMOs may be volatile investments. During periods of declining interest rates, prepayment of mortgages underlying CMOs can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these prepayment risks, the realized yield or total return of a particular issue may be reduced.

    COMMERCIAL PAPER. The money market funds may purchase commercial paper, which is comprised of short-term obligations issued by banks, broker-dealers, corporations, or other entities for purposes such as financing their current obligations. Currently only the Cash Reserve Fund intends to purchase commercial paper and will limit its purchase of these instruments to those rated Prime-1 by Moody's or A-1 by S&P.

    COMMON STOCK. The equity funds may purchase common stock which is evidence of ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock. For the most part, however, common stock has more potential for appreciation. PREFERRED STOCK is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

    CONVERTIBLE PREFERRED STOCK. The corporate bond funds and the equity funds may purchase convertible preferred stock, which is preferred stock that may be converted or exchanged by the holder into shares of the underlying common stock at a stated exchange ratio. A convertible security may also be subject to redemption by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption, the Fund could be required to tender it for redemption, convert it to the underlying common stock, or sell it to a third party.

    DELAYED DELIVERY TRANSACTIONS. These transactions involve a commitment by a Fund to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after a period longer than the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. Each money market and bond fund may receive fees for entering into delayed delivery transactions.

    When purchasing securities on a delayed delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because a Fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If a Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When delayed delivery purchases are outstanding, a Fund will set aside cash or other appropriate liquid assets such as U.S. Government Securities, or other high grade debt securities in a segregated custodial account to cover its purchase obligations. When a Fund has sold a security on a delayed delivery basis, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss. A Fund may renegotiate delayed delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

    DEMAND FEATURE. A put that entitles the security holder to repayment of the principal amount of the underlying security on no more than 30 days' notice at any time or at specified intervals is a demand feature. With respect to the money market funds, such intervals may not exceed 397 days. A STANDBY COMMITMENT is a put that entitles the security holder to same-day settlement at amortized cost plus accrued interest.

    FEDERALLY TAXABLE OBLIGATIONS. The municipal bond funds do not intend to invest in securities whose interest is taxable; however, from time to time each such Fund may invest a portion of its assets in fixed-income obligations whose interest is subject to federal income tax. For example, each such Fund may invest in obligations whose interest is taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of portfolio securities.

    Should a municipal bond fund invest in taxable obligations, it would purchase securities that in the Adviser's judgment are of high quality. These include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; obligations of domestic banks; and repurchase agreements. The bond funds' standards for high quality taxable obligations are essentially the same as those described by Moody's Investors Service, Inc. in rating corporate obligations within its two highest ratings of Prime-1 and Prime-2, and those described by Standard and Poor's Corporation in rating corporate obligations within its two highest ratings of A-1 and A-2. Additionally, each Fund will purchase such obligations only in accordance with the quality standards as set forth in the Prospectus.

    Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals may also be introduced before state legislatures that would affect the state tax treatment of a Fund's distributions. If such proposals were enacted, the availability of municipal obligations and the value of each Fund's holdings would be affected and the Board of Directors would reevaluate the Fund's objectives and policies.

    Each municipal bond fund anticipates being as fully invested as practicable in municipal securities; however, there may be occasions when as a result of maturities of portfolio securities, or sales of Fund shares, or in order to meet redemption requests, a Fund may hold cash that is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions or to preserve credit quality, a Fund may be required to sell securities at a loss.

    FOREIGN INVESTMENTS. Investing in securities issued by companies or other issuers whose principal activities are outside the United States may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar. In addition, there is generally less publicly available information about foreign issuers' financial condition and operations, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.

    Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects. The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

    Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile that securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher that for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries.

    Cash Reserve Fund, the corporate bond funds and the equity funds may invest in U.S. dollar denominated foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons.

Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

    European Depositary Receipts (EDRs) are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in European securities markets, EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

    GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities are referred to as government securities. They may be backed by the credit of the U.S. Government as a whole or only by the issuing agency. For example, securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation are supported only by the credit of the issuing agency, and not by the U.S. Government. Securities issued by the Federal Farm Credit System, the Federal Land Banks and the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. U.S. Treasury securities and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Government and are the highest quality government securities.

    INDEXED SECURITIES. A Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.

    The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies. Indexed securities may be more volatile than the underlying instruments.

    ILLIQUID SECURITIES. Illiquid securities are securities which cannot be disposed of within seven days at approximately the price at which they are being carried on a Fund's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements of over seven days in length. The Adviser will determine and monitor the liquidity of portfolio securities subject to the supervision of the Fund's Board of Directors.

    MUNICIPAL LEASE OBLIGATIONS. The municipal bond funds may invest a portion of their assets in municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities, such as fire and sanitation vehicles, telecommunications equipment, and other capital assets. Generally, a Fund will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

    Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation" clauses providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.

    MUNICIPAL SECURITIES. Municipal securities include general obligation securities, which are backed by the full taxing power of a municipality, and revenue securities, which are backed by the revenues of a specific tax, project, or facility. Industrial development, or private activity, bonds are a type of revenue bond backed by the credit and security of a private entity and may involve greater risk; such securities, which may be subject to the federal alternative minimum tax, include securities issued to finance housing projects, many hospital and university facilities, student loans, and privately owned solid waste disposal and water and sewage treatment facilities.

    REFUNDING CONTRACTS. A Fund may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and the Fund to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A Fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). A Fund may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by SEC guidelines, a Fund will place liquid assets such as cash, U.S. Government Securities, or other high grade debt securities in a segregated custodial account equal in amount to its obligations under refunding contracts.

    REPURCHASE AGREEMENTS. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. Each fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest (except that, with respect to the money market funds, the security may not have a maturity in excess of 397 days). While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Funds in connection with bankruptcy proceedings), it is the Funds' current policy to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Adviser pursuant to procedures established by the Board of Directors.

    RESOURCE RECOVERY BONDS. The Tax Free Money Fund and the municipal bond funds may purchase resource recovery bonds, which are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved, at least during the construction phase, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

    REFUNDING CONTRACTS. The municipal bond funds may invest in refunding contracts which require the issuer to sell and a Fund to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future.

    REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Adviser. Such transactions may increase fluctuations in the market value of a Fund's assets and may be viewed as a form of leverage.

    SECURITIES LENDING. The Funds (except Tax Free Money Fund, Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund) may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Adviser to be creditworthy pursuant to procedures established by the Board of Directors. Furthermore, they will only be made if, in the Adviser's judgment, the income to be earned from such loans would justify the risk.

    It is the current view of the staff of the Securities and Exchange Commission (SEC) that a Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive at least 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Directors must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

    Cash received through loan transactions may be invested in short-term, high quality debt securities, U.S. Government Securities or money market instruments. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

    STANDBY COMMITMENTS are puts that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Fund may acquire standby commitments to enhance the liquidity of portfolio securities, but in the case of the money market funds, only when the issuers of the commitments present minimal risk of default.

    Ordinarily a Fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, a Fund would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the money market funds, or the valuation of the securities underlying the commitments.

    Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Funds; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

    STRIPPED GOVERNMENT SECURITIES. Stripped securities are created by separating the income and principal components of a debt instrument and selling them separately. Each Fund may purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities), that are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. REFCORP STRIPS are eligible investments for each money market and bond fund.

    Each Fund except the U.S. Treasury Fund may purchase privately stripped government securities, which are created when a dealer deposits a Treasury security or federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payments that will be generated by this security. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (CATS), Treasury Investment Growth Receipts (TIGRs), and generic Treasury Receipts (TRs), are stripped U.S. Treasury securities that are separated into their component parts through trusts created by their broker sponsors. Bonds issued by the Financing Corporation (FICO) can also be stripped in this fashion.

    Because of the SEC's views on privately stripped government securities, a Fund must treat them as it would non-government securities pursuant to regulatory guidelines applicable to all money market funds. Accordingly, a Fund currently intends to purchase only those privately stripped government securities that have either received the highest rating from two nationally recognized rating services (or one, if only one has rated the security), or, if unrated, been judged to be of equivalent quality by the Adviser.

    STRIPPED MORTGAGE-BACKED SECURITIES. Securities created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities are stripped mortgage-backed securities. The holder of the "principal only" security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. The market volatility of stripped mortgage-backed securities tends to be greater than the market volatility of other types of mortgage-backed securities in which the Funds may invest. If the mortgage assets which underlie the stripped mortgage-backed securities were to experience greater than anticipated prepayments of principal, a Fund could fail or fully recoup its initial investment in these securities, even if they are rated in the highest rating categories (e.g., AAA or Aaa by S&P or Moody's, respectively.

    TAX AND REVENUE ANTICIPATION NOTES. Tax and revenue anticipation notes are issued by municipalities in expectation of future tax or other revenues, and are payable from those specific taxes or revenues. BOND ANTICIPATION NOTES normally provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. TAX-EXEMPT COMMERCIAL PAPER is issued by municipalities to help finance short-term capital or operating needs.

    TENDER OPTION BONDS are created by coupling an intermediate or long-term tax-exempt bond (generally held pursuant to a custodial agreement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a Fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Subject to applicable regulatory requirements, the money market funds may buy tender option bonds if the agreement gives the Fund the right to tender the bond to its sponsor no less frequently than once every 397 days. In selecting tender option bonds for the Funds, the Adviser will, pursuant to procedures established by the Board of Directors, consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.

    TIME DEPOSITS. Time deposits are non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time. Time deposits with a maturity of seven business days or more are considered illiquid.

    VARIABLE OR FLOATING RATE DEMAND OBLIGATIONS (VRDOS/FRDOS) are tax-exempt obligations that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the VRDO or FRDO that approximates its par value.

    With respect to each money market fund, a demand instrument with a conditional demand feature must have received both a short-term and a long-term high quality rating or, if unrated, have been determined to be of comparable quality pursuant to procedures adopted by the Board of Directors. A demand instrument with an unconditional demand feature may be acquired solely in reliance upon a short-term high quality rating or, if unrated, upon finding of comparable short-term quality pursuant to procedures adopted by the Board of Directors.

    A Fund may invest in fixed-rate bonds that are subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit the Funds to tender (or put) their bonds to an institution at periodic intervals of up to one year and to receive the principal amount thereof. Each Fund considers variable rate instruments structured in this way (participating VRDOs) to be essentially equivalent to other VRDOs that it may purchase. The IRS has not ruled whether the interest on participating VRDOs is tax-exempt, and accordingly, the Funds intend to purchase these instruments based on opinions of bond counsel.

    With respect to the money market funds, a variable rate instrument that matures in 397 days or less may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A variable rate instrument that matures in greater than 397 days but that is subject to a demand feature that is 397 days or less may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount may be recovered through demand. The money market funds may purchase a demand instrument with a remaining final maturity in excess of 397 days only if the demand feature can be exercised on no more than 30 days' notice (a) at any time or (b) at specific intervals not exceeding 397 days.

    ZERO COUPON BONDS. The corporate bond funds may purchase zero coupon bonds. Zero coupon bonds do not make regular interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, each Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

                             PORTFOLIO TRANSACTIONS

    The Adviser may place portfolio transactions with broker-dealers which furnish, without cost, certain research, statistical, and quotation services of value to the Adviser and its affiliates in advising the Funds and other clients, provided that it shall always seek best price and execution with respect to the transactions. Certain investments may be appropriate for the Funds and for other clients advised by the Adviser. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of the Adviser on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Adviser in the interest of achieving the most favorable net results for a Fund.

    Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

    The Adviser places all orders for the purchase and sale of portfolio securities for a Fund through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain for a Fund the best price and execution available. In seeking the best price and execution, the Adviser, having in mind a Fund's best interest, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market process and trends, the reputation, experience and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

    It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research or execution services from broker-dealers that execute portfolio transactions for clients of such advisers. Consistent with this practice, the Adviser receives research or execution services from many broker-dealers with which it places a Fund's portfolio transactions which assists the Adviser in making investment decisions. Such services may include, but are not limited to: on-line access to financial information (such as prices and earnings estimates); technical as well as fundamental analyses of securities and financial markets; portfolio strategy information; software and hardware that assists in the investment decision-making process; portfolio performance measurement; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Some of these services are of value to the Adviser and its affiliates in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The fee paid by a Fund to the Adviser is not reduced because the Adviser and its affiliates receive such services.

    As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the 1934 Act), as amended, the Adviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the Adviser a commission in excess of the commission charged by another broker-dealer for effecting a particular transaction. To cause a Fund to pay any such greater commissions the Adviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage or research service provided by such executing broker-dealers viewed in terms of a particular transaction or the Adviser's overall responsibilities to the Fund or its other clients. In reaching this determination, the Adviser will not attempt to place a specific dollar value on the brokerage or research services provided or to determine what portion of the compensation should be related to those services.

    It is expected that a Fund may execute brokerage or other agency transactions through the Distributor or an affiliate of the Distributor or through an affiliate of the Advisor, which are registered broker-dealers, for a commission consistent with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under these provisions, the Distributor or an affiliate of the Advisor is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange. These rules further require that commissions paid to the Distributor by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Fund may direct commission business to one or more designated broker-dealers in connection with such broker-dealers' provision of services to the Fund or payment of certain Fund expenses (e.g., custody, pricing and professional fees). The Directors of the Company, including those who are not "interested persons" of the Company have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.


    Brokerage commissions paid by the following Funds for the fiscal years ended November 30, 1998, 1997 and 1996 were:



                                                                 1998       1997       1996
                                                                 ----       ----       ----
Value......................................................  $1,031,949  1,248,896    813,371
Capital Appreciation.......................................     123,250    257,052     89,544
Special Equity.............................................     604,919    358,778    231,715



    During fiscal year ended 1998, the Funds paid brokerage commissions in the amount of $0 to SEI Investments Distribution Co., which represented 0% of the Fund's aggregate brokerage commissions for such period. The dollar amount of transactions effected through such broker represented 0% of the Fund's aggregate dollar amount of transactions involving the payment of commissions for such period.

    Certain of the Funds that invest primarily in fixed income securities pay SEI Investments Distribution Co. a fee with respect to repurchase transactions. For fiscal year ended 1998 these fees were as follows: U.S. Treasury Money Fund, $259,542; Cash Reserve Fund, $148,975; Limited Term Bond Fund, $2,913; Intermediate Bond Fund, $8,025; Government Bond Fund $2,621; Value Fund, $5,815; Special Equity Fund, $764; and Capital Appreciation Fund, $454. These fees represent the only commissions paid by these Funds.


                       VALUATION OF PORTFOLIO SECURITIES

    MONEY MARKET FUNDS. Like most money market funds, the Funds value their investments on the basis of amortized cost. This technique involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its value based on current market quotations or appropriate substitutes which reflect current market conditions. The amortized cost value of an instrument may be higher or lower than the price a Fund would receive if it sold the instrument.

    Valuing a Fund's instruments on the basis of amortized cost and use of the term "money market fund" are permitted by Rule 2a-7 under the 1940 Act. The Funds must adhere to certain conditions under Rule 2a-7; these conditions are summarized in the Prospectus.

    The Company's Board of Directors oversees the Adviser's adherence to SEC rules concerning money market funds, and has established procedures designed to stabilize each money market fund's NAV at $1.00. At such intervals as they deem appropriate, the Directors consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. If the Directors believe that a deviation from a Fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Directors have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Directors may deem appropriate.

    During periods of declining interest rates, a Fund's yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder in a Fund would be able to obtain a somewhat higher yield than would result if the Fund utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.

    BOND FUNDS. Valuations of portfolio securities furnished by the pricing service employed by the Funds are based upon a computerized matrix system and/or appraisals by the pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized securities dealers. The methods used by the pricing service and the quality of valuations so established are reviewed by officers of the Funds and the Funds' pricing agent under general supervision of the Board of Directors. There are a number of pricing services available, and the Board of Directors, on the basis of on-going evaluation of these services, may obtain quotes directly from broker-dealers or market makers, may use other pricing services or discontinue the use of any pricing service in whole or in part.

    EQUITY FUNDS. Securities owned by the Funds are appraised by various methods depending on the market or exchange on which they trade. Securities traded on the New York Stock Exchange or the American Stock Exchange are appraised at the last sale price, or if no sale has occurred, at the closing bid price. Securities traded on other exchanges are appraised as nearly as possible in the same manner. Securities and other assets for which exchange quotations are not readily available are valued on the basis of closing over-the-counter bid prices, if available, or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors.

                                FUND PERFORMANCE

    YIELD CALCULATIONS. In computing each Class of the money market funds' YIELD for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current ANNUALIZED YIELD. Each Class of the money market funds may also calculate a compounded EFFECTIVE YIELD by compounding the base period return over a one year period. In addition to the current yield, each Class may quote yields in advertising based on any historical seven day period. Yields for the money market funds are calculated on the same basis as other money market funds, as required by regulation.

    For the bond funds, yields used in advertising are computed by dividing a Class' interest income for a given 30-day or one-month period, net of a Class of shares' expenses, by the average number of shares of the class entitled to receive dividends during the period, dividing this figure by the Class' NAV (A Shares includes the maximum sales charge) at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of each Class' yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

    Income calculated for the purposes of determining each Class of the bond funds' yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, each Class' yield may not equal its distribution rate, the income paid to shareholder accounts, or income reported in the Fund's financial statements.

    For purposes of the municipal funds, a TAX-EQUIVALENT YIELD is the rate an investor would have to earn from a fully taxable investment after taxes to equal a Class' tax-free yield. Tax-equivalent yields are calculated by dividing a Class' yield by the result of one minus a stated federal or combined federal, state, and city tax rate. (If only a portion of the Class' yield was tax-exempt, only that portion is adjusted in the calculation.) If any portion of a Class' income is derived from obligations subject to state or federal income taxes, its tax-equivalent yield will generally be lower.

    Yield information may be useful in reviewing a Class' performance and in providing a basis for comparison with other investment alternatives. However, each Class' yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of the respective investment companies that they have chosen to consider.

    Investors should recognize that in periods of declining interest rates a Class' yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a Class' yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Class from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's holdings, thereby reducing the Class' current yield. In periods of rising interest rates, the opposite can be expected to occur.

    The distribution rate, which expresses the historical amount of income dividends paid as a percentage of the share price may also be quoted. The distribution rate is calculated by dividing the daily dividend per share by its offering price (including the maximum sales charge, if applicable) for each day in the 30-day period, averaging the resulting percentages, then expressing the average rate in annualized terms. The distribution rate may also be calculated without giving effect to applicable sales charges.

    The following table shows the effect of a shareholder's tax status on effective yield under the federal, Virginia State and Maryland State income tax laws for 1998. It shows the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of hypothetical tax-exempt obligations yielding from 2% to 8%. Of course, no assurance can be given that any of the Tax Free Money Fund and municipal bond funds will achieve any specific tax-exempt yield. While the Funds invest principally in obligations whose interest is exempt from federal income tax, other income received by the Funds may be taxable, and income produced by the Tax Free Money Fund will generally be subject to Virginia or Maryland State income taxation, as the case may be.

                    1998 TAX RATES AND TAX EQUIVALENT YIELDS

                                                                                        COMBINED     COMBINED
                                                                                       FEDERAL AND  FEDERAL AND
Taxable Income*                                               VIRGINIA     MARYLAND     VIRGINIA     MARYLAND
                                                FEDERAL TAX      TAX          TAX          TAX          TAX
    SINGLE RETURN                                BRACKET**   BRACKET***   BRACKET****   BRACKETS     BRACKETS
                             JOINT RETURN       -----------  -----------  -----------  -----------  -----------
$0 - $25,350            $0 - $42,350                15.00%        5.75%        7.92%       19.89%       21.73%
$25,350 - $61,400       $42,350 - $102,300          28.00%        5.75%        7.92%       32.14%       33.70%
$61,400 - $128,100      $102,300 - $155,950         31.00%        5.75%        7.92%       34.97%       36.46%
$128,100 - $278,450     $155,950 - $278,450         36.00%        5.75%        7.92%       39.68%       41.07%
$278,450 - above        $278,450 - above            39.60%        5.75%        7.92%       43.07%       44.38%

------------------------

   * Taxable income (gross income after all exemptions, adjustments, and deductions) based on current tax rates.

  ** Excludes the impact of the phaseout of personal exemptions, limitation on itemized deductions, and other credits, exclusions, and adjustments which may raise a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.

 *** Virginia has a graduated income tax. The top rate is 5.75% applicable to Virginia taxable income over $17,000.

**** Maryland has a graduated income tax. The top rate is 4.95% applicable to Maryland taxable income over $3,000. In general, Maryland local income taxes imposed by various counties range from 50% to 60% of the State income tax liability, although Talbot and Worcester Counties currently impose income taxes equal to 40% and 20%, respectively, of the state income tax liability. The rate stated assumes a local income tax imposed at 60% of the amount of the state income tax and the tax-equivalent yield table below applicable to effective combined federal and Maryland state tax rates approximates the effect of exemption of distributions of tax-exempt income from the Maryland Municipal Bond Fund from local income tax imposed at that rate.

    If your Federal tax rate in 1998 is:

                 15.00%     28.00%     31.00%     36.00%     39.60%

    Then your tax-equivalent yield is:

     YIELD
-----------
      2.00%       2.35%      2.78%      2.90%      3.13%      3.31%
      3.00%       3.53%      4.17%      4.35%      4.69%      4.97%
      4.00%       4.71%      5.56%      5.80%      6.25%      6.62%
      5.00%       5.88%      6.94%      7.25%      7.81%      8.28%
      6.00%       7.06%      8.33%      8.70%      9.38%      9.93%
      7.00%       8.24%      9.72%     10.14%     10.94%     11.59%
      8.00%       9.41%     11.11%     11.59%     12.50%     13.25%

    If your effective combined federal and Virginia state tax rate is:

                 19.89%     32.14%     34.97%     39.68%     43.07%

    Then your tax-equivalent yield is:

     YIELD
-----------
      2.00%       2.50%      2.95%      3.08%      3.32%      3.51%
      3.00%       3.75%      4.42%      4.61%      4.97%      5.27%
      4.00%       4.99%      5.89%      6.15%      6.63%      7.03%
      5.00%       6.24%      7.37%      7.69%      8.29%      8.78%
      6.00%       7.49%      8.34%      9.23%      9.95%     10.54%
      7.00%       8.74%     10.32%     10.76%     11.60%     12.30%
      8.00%       9.99%     11.79%     12.30%     13.26%     14.05%

    If your effective combined federal and Maryland state tax rate is:

                 21.73%     33.70%     36.46%     41.07%     44.38%

    Then your tax-equivalent yield is:

     YIELD
-----------
      2.00%       2.56%      3.02%      3.15%      3.39%      3.60%
      3.00%       3.83%      4.53%      4.72%      5.09%      5.39%
      4.00%       5.11%      6.03%      6.30%      6.79%      7.19%
      5.00%       6.39%      7.54%      7.87%      8.98%      8.99%
      6.00%       7.67%      9.05%      9.44%     10.18%     10.79%
      7.00%       8.94%     10.56%     11.02%     11.88%     12.59%
      8.00%      10.22%     12.07%     12.59%     13.58%     14.38%

    Each of the Funds may invest a portion of its assets in obligations that are subject to state or federal income tax. When a Fund invests in these obligations, its tax-equivalent yield will be lower. In the table immediately above, tax-equivalent yields are calculated assuming investments made by the Virginia Intermediate Municipal Bond and Virginia Municipal Bond Funds are 100% federally and Virginia tax-free and assuming investments made by the Maryland Municipal Bond Fund are 100% federally and Maryland tax-free.

    TOTAL RETURN CALCULATIONS. TOTAL RETURNS quoted in advertising reflect all aspects of the Class of shares' return, including the effect of reinvesting dividends and capital gain distributions (if any), and any change in the Class' NAV over the period. AVERAGE ANNUAL TOTAL RETURNS are calculated by determining the growth or decline in value of a hypothetical historical investment in a Class over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Class of shares' performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Class.

    In addition to average annual total returns, each Class may quote unaveraged or CUMULATIVE TOTAL RETURNS reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. A Shares' total returns may be quoted with or without taking the maximum sales charge into account. Excluding A Shares' sales charge from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

    HISTORICAL FUND RESULTS. The following table shows the money market funds' yields and effective yields for the Trust Class for the seven-day period ended November 30, 1998.


                                                                                           EFFECTIVE    TAX-EQUIVALENT
                                                                              YIELD          YIELD           YIELD
                                                                          -------------  -------------  ---------------
FUND                                                                       TRUST CLASS    TRUST CLASS     TRUST CLASS
------------------------------------------------------------------------  -------------  -------------  ---------------
Cash Reserve Fund.......................................................         4.66%          4.77%            N/A
U.S. Treasury Money Fund................................................         4.23%          4.32%            N/A
Tax Free Money Fund.....................................................         2.69%          2.73%           4.52%


------------------------

* Based on an assumed federal income tax rate of 39.6%.

    The following table shows yields and effective yields for the Trust Class of the bond funds for the 30-day period ended November 30, 1998 and the average annual total returns for each bond and equity fund for the period ended November 30, 1998.


                                                                                                        TAX-EQUIVALENT
FUND                                                                                            YIELD       YIELD
---------------------------------------------------------------------------------------------  -------- -------------
Limited Term Bond Fund.......................................................................     5.11%       N/A
Intermediate Bond Fund.......................................................................     4.98%       N/A
Government Bond Fund.........................................................................     5.54%       N/A
Virginia Intermediate Municipal Bond Fund....................................................     4.16%       6.89%
Virginia Municipal Bond Fund.................................................................     4.35%       7.20%
Maryland Bond Fund...........................................................................     4.09%       6.77%


AVERAGE ANNUAL TOTAL RETURNS+


FUND                                                                 1 YEAR         3 YEAR         5 YEAR        LIFE OF FUND*
-----------------------------------------------------------------  -----------    -----------    -----------    ---------------
Limited Term Bond Fund...........................................      6.39%          5.58%          5.25%            5.49%
Intermediate Bond Fund...........................................      7.52%          5.96%          5.82%            6.04%
Government Bond Fund.............................................      8.63%          5.87%           N/A             8.05%
Maryland Municipal Bond Fund.....................................      7.03%           N/A            N/A             5.18%
Virginia Intermediate Municipal Bond Fund........................      6.10%          5.22%          4.79%            5.30%
Virginia Municipal Bond Fund.....................................      7.19%          5.69%           N/A             6.78%
Value Fund.......................................................     13.64%         20.47%         17.50%           16.70%
Capital Appreciation Fund........................................     18.59%         22.52%         18.25%           14.91%
Special Equity Fund..............................................    (13.77)%         7.37%          7.20%           10.08%


------------------------

* Life of Fund figures are from commencement of operations per class to the period ended November 30, 1998.


    A shareholder service plan (Plan) for the Trust Class shares was adopted by the Board of Directors on July 20, 1998. The Plan became effective
September 30, 1998. Under the Plan, all Trust Class shares pay the Distributor a negotiated fee at a rate of 0.25% annually of the average daily net assets.


    The Trust Class' performance may be compared in advertising to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those with similar objectives. This performance may be expressed as a ranking prepared by Lipper Analytical Services, Inc. (Lipper, sometimes referred to as Lipper Analytical Services), an independent service, that monitors the performance of mutual funds. The Lipper performance analysis ranks funds on the basis of total return, assuming reinvestment of all distributions, but does not take sales charges or redemption fees into consideration and is prepared without regard to tax consequences. In addition, each Class of the municipal funds' performance may be compared in advertising to the performance of representative individual municipal securities and unit investment trusts comprised of municipal securities.

    The Lipper General Equity Funds Average can be used to show how the Funds' performance compares to a broad-based set of equity mutual funds. The Lipper General Equity Funds Average is an average of the total returns of all equity mutual funds (excluding international funds and funds that specialize in particular industries or types of investments) tracked by Lipper.

    Ibbotson Associates of Chicago, Illinois provides historical returns of the capital markets in the United States. Each Class may compare its performance to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds, or U.S. Treasury securities.

    Each Class of the money market funds also may compare its performance or the performance of securities in which it may invest to IBC/Donoghue's MONEY FUND AVERAGES-TM-, which monitors the performance of taxable and tax-free money market funds. This index, which also assumes reinvestment of distributions, is published by IBC/Donoghue's MONEY FUND REPORT-Registered Trademark- of Ashland, Massachusetts 01721.

    Each Class also may quote in advertising the performance of various unmanaged indices as may be selected from time to time, and may compare the price volatility of these indices to the price volatility of the Standard & Poor's Composite Index of 500 Stocks (S&P 500-Registered Trademark- Index). These indices may include, but are not limited to, the examples shown in the Appendix.

            ADDITIONAL INFORMATION REGARDING PRICING AND REDEMPTIONS

    The Funds are open for business and their NAVs are calculated each day the New York Stock Exchange (NYSE) and the Custodian, Crestar Bank, are open. The NAV of each money market fund is determined as of 12:00 Noon Eastern time for Tax Free Money Fund, and 1:00 p.m. Eastern time for Cash Reserve Fund and U.S. Treasury Money Fund, and as of the regularly-scheduled close of normal trading on the NYSE, normally 4:00 p.m. Eastern time. The NAV of each equity and bond fund is determined as of the regularly-scheduled close of normal trading on the NYSE. The NYSE and Crestar Bank have designated the following holiday closings for 1997, and the Adviser expects the schedule to be the same in the future: New Year's Day (observed), Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day (observed), Veterans' Day, Thanksgiving Day and Christmas Day. The holiday closing schedule may be changed by the NYSE and Crestar Bank. When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to merit such action, the Funds will determine NAVs at the close of business, the time of which will coincide with the closing of the NYSE. To the extent that Fund securities are traded in other markets on days the NYSE or Crestar Bank are closed (and a Fund is not open for business), a Fund's NAV may be significantly affected on days when investors do not have access to the Fund to purchase or redeem shares.

    If the Directors determine that existing conditions make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the NAV of each Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, as well as the associated inconveniences.

    In addition to the minimum investment requirements set forth in the prospectus, the Company's Articles of Incorporation provide that the Company's Board of Directors may establish a "Minimum Amount," not to exceed One Hundred Thousand Dollars ($100,000), for each of the Funds. If the NAV of the shares held by a shareholder is less than the Minimum Amount, the Company may redeem those shares upon providing thirty days written notice to the shareholder. The Company's Board of Directors have set the Minimum Amount for each of the Funds at $100,000. Therefore, if the NAV of the Shares held by a shareholder in any of the Funds is less than One Hundred Thousand Dollars ($100,000), the Fund may redeem those Shares upon providing thirty days written notice to the shareholder.

    Pursuant to Rule 11a-3 under the 1940 Act, a Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying a Fund's exchange privilege. Under the Rule, the 60 day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (ii) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

    In the Prospectus, the Funds have notified shareholders that they reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the Adviser's judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

                            DISTRIBUTIONS AND TAXES

    DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, the Fund will hold your distributions without interest or until you provide the Fund with alternate instructions.

    Each money market and bond fund declares dividends equal to its entire net investment income (including, in the case of the Cash Reserve Fund and U.S. Treasury Money Fund, net realized short-term capital gains, if any) on each business day of that Fund. Equity funds declare and pay dividends monthly. Net capital gains (and, in the case of Tax Free Money Fund, net short-term capital gains), if any, are declared and distributed annually by all Funds, normally in December. Each money market fund and bond fund declares dividends for Saturdays, Sundays and holidays on the previous business day, and pay dividends after the close of business on the last business day of each month. Unless the Fund's Transfer Agent is otherwise instructed, all dividends and distributions of capital gains are automatically re-invested into additional shares of common stock of that Fund immediately upon payment thereof.

    Cash Reserve Fund, U.S. Treasury Money Fund, Tax Free Money Fund, Limited Term Bond Fund, Intermediate Bond Fund, Government Bond Fund, Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund, Virginia Municipal Bond Fund, Value Fund, Capital Appreciation Fund and Special Equity Fund each qualified for the fiscal year ended November 30, 1997, and each Fund intends to qualify for each subsequent fiscal year, for tax treatment as a "regulated investment company" under the Internal Revenue Code. By distributing all of its net investment income and any net realized short-term and long-term capital gains for a taxable year in accordance with the timing requirements imposed by the Code, and by meeting certain other requirements relating to the sources of income and diversification of assets, a Fund should not be liable for federal income or excise taxes.

    TAX FREE MONEY FUND, MARYLAND MUNICIPAL BOND FUND, VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND AND VIRGINIA MUNICIPAL BOND FUND (COLLECTIVELY THE MUNICIPAL FUNDS). Dividends paid to shareholders by any of the Municipal Funds out of tax-exempt interest income earned by such a Fund (exempt-interest dividends) generally will not be subject to federal income tax, provided that (as intended) at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year is comprised of obligations, the interest on which is excluded from gross income under section 103(a) of the Internal Revenue Code. Substantially all of the dividends paid by Tax Free Money Fund are anticipated to be exempt from regular federal income taxes. Under normal circumstances, at least 80% of the income from Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund will be exempt from regular federal income taxes. However, persons who are "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds held by a Fund may be subject to tax on their pro rata share of the interest income from such bonds and should consult their tax advisers before purchasing shares of that Fund. Dividends paid by a Fund out of its taxable net investment income (including realized net short-term capital gains, if any) are taxable to shareholders as ordinary income notwithstanding that such dividends are reinvested in additional shares of that Fund. Distributions of net capital gains, if any, are taxable as long-term capital gains to the shareholder receiving them regardless of the length of time the shares on which such distributions are paid may have been held. The sale or exchange of a Share is a taxable event for the shareholder. Generally, gain or loss on the sale or exchange of a Share will be capital gain or loss that will be long-term if the Share has been held for more than twelve months, and otherwise will be short-term capital gain or loss. For individuals, long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution, with respect to the Share (or any undistributed net capital gains of the Fund with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

    Under current federal tax law (1) interest on certain private activity bonds is treated as an item of tax preference for purposes of the federal alternative minimum tax imposed on individuals and corporations, though for regular federal income tax purposes such interest remains fully tax-exempt, and (2) interest on all tax-exempt obligations is included in "adjusted current earnings" of corporations for alternative minimum tax purposes. Because Tax Free Money Fund expects to purchase private activity bonds, a portion (not expected to exceed 20%) of the Fund's exempt-interest dividends may constitute an item of tax preference for those shareholders subject to the alternative minimum tax. Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund each may invest in municipal obligations, the interest on which is subject to the alternative minimum tax (AMT securities). To the extent that these Funds invest in AMT securities, shareholders who are subject to the alternative minimum tax will be required to report a portion of that Fund's dividends as a "tax preference item" in determining their federal taxes.

    Every shareholder that is required to file a federal individual income tax return is required to include for informational purposes the amount of exempt-interest dividends received from the municipal bond funds during the taxable year. Exempt interest dividends are included in determining what portion, if any, of a person's social security benefits and railroad retirement benefits are subject to federal income tax.

    Interest on indebtedness incurred by shareholders to purchase or carry shares of each municipal bond fund generally is not deductible for federal income tax purposes. Shares of each municipal bond fund may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the shares.

    The exemption for federal income tax purposes of dividends derived from interest on municipal securities does not necessarily result in an exemption under the tax laws of any state or local taxing authority. Shareholders of the municipal bond funds may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they reside but may be subject to tax on income derived from the municipal securities of other jurisdictions. Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes to investments in a municipal bond fund that may differ from the federal income tax consequences described above.

    FEDERAL TAXES. Distributions from each Fund's taxable net investment income and net short-term capital gains are taxed as dividends, and capital gain distributions are taxed as long-term capital gains. In the case of corporate shareholders, a portion of the equity funds' distributions may qualify for the dividends-received deduction. The Funds' distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December to shareholders of record in such month and paid the subsequent January will be taxed as though paid on December 31.

    The Funds will send shareholders a tax statement by January 30 showing the status of the taxable distributions received in the prior year, and will file a copy with the IRS. In addition, within 60 days from the end of each Fund's fiscal year end, the shareholders will be notified as to the portion of distributions paid that qualify as exempt-interest dividends, capital gain distributions, and qualified dividends for corporate investors. It is suggested that shareholders keep all statements received to assist in personal recordkeeping.

    STATE AND LOCAL TAXES. In addition to federal taxes, shareholders may be subject to state or local taxes on their investment, depending on state law.

    STATE OF MARYLAND. To the extent the Maryland Municipal Bond Fund qualifies as a regulated investment company under the Code, it will be subject to Maryland tax only on (1) that portion of its income on which tax is imposed for federal income tax purposes under Section 852(b)(1) of the Code and (2) that portion of its income which consists of federally tax exempt interest on obligations other than Maryland Exempt Obligations (hereinafter defined) to the extent such interest is not paid to Maryland Municipal Bond Fund shareholders in the form of exempt-interest dividends. To the extent dividends paid by the Maryland Municipal Bond Fund represent interest excludable from gross income for federal income tax purposes, that portion of exempt-interest dividends that represents interest received by the Maryland Municipal Bond Fund on obligations issued by the State of Maryland, its political subdivisions, Puerto Rico, the U.S. Virgin Islands, or Guam and their respective authorities or municipalities (Maryland Exempt Obligations), will be exempt from Maryland state and local income taxes when allocated or distributed to a shareholder of the Maryland Municipal Bond Fund except in the case of a shareholder that is a financial institution. Except as noted below, all other dividend distributions will be subject to Maryland state and local income taxes.

    Capital gains distributed by the Maryland Municipal Bond Fund to a shareholder or any gains realized by a shareholder from a redemption or sale of shares must be recognized for Maryland state and local income tax purposes to the extent recognized for federal income tax purposes. However, capital gains distributions included in the gross income of shareholders for federal income tax purposes are subtracted from capital gains income for Maryland income tax purposes to the extent such distributions are derived from the disposition by the Maryland Municipal Bond Fund of debt obligations issued by the State of Maryland, its political subdivisions and authorities.

    Except in the case of a shareholder that is a financial institution, dividends received by a shareholder from the Maryland Municipal Bond Fund that are derived from interest on U.S. Government obligations will be exempt from Maryland state and local income taxes.

    In the case of individuals, Maryland presently imposes an income tax on certain items of tax preference with reference to such items as defined in the Code for purposes of calculating the federal alternative minimum tax. Interest paid on certain private activity bonds (AMT Bonds) is a preference item for purposes of calculating the federal alternative minimum tax. Accordingly, if the Maryland Municipal Bond Fund holds AMT Bonds of an issuer other than the State of Maryland or one of its political subdivisions, agencies or authorities (Non-Maryland AMT Bonds), the excess of 50% of that portion of exempt interest dividends which is attributable to interest on Non-Maryland AMT Bonds over a threshold amount is subject to Maryland income tax. Interest on indebtedness incurred or continued (directly or indirectly) by a shareholder in order to purchase or carry shares of the Maryland Municipal Bond Fund will not be deductible for Maryland state and local income tax purposes. Individuals will not be subject to personal property tax on their shares of the Maryland Municipal Bond Fund. Shares of the Maryland Municipal Bond Fund held by a Maryland resident at death may be subject to Maryland inheritance and estate taxes.


    COMMONWEALTH OF VIRGINIA. Under existing Virginia law, distributions from Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund will not be subject to Virginia income taxation to the extent that such distributions are attributable to interest from or gain on the exchange of (i) obligations of Virginia, its political subdivisions, or its instrumentalities, or (ii) obligations of the United States and its territories that are exempt from state taxation under Federal law. These Virginia income tax exemptions will be available only if a Fund (i) qualifies as a separate "regulated investment company" under the Internal Revenue Code and (ii) complies with the requirement of the Internal Revenue Code that at least 50% of the value of its assets at the close of each quarter of its taxable year is invested in state, municipal, or other obligations described in Section 103(a) of the Internal Revenue Code. These Funds intend to comply with those requirements.




    Interest on indebtedness incurred (or continued) by a shareholder of Virginia Intermediate Municipal Bond Fund or Virginia Municipal Bond Fund to purchase or carry shares of these Funds will not be deductible for Virginia income tax purposes to the extent such interest expense relates to the portions of distributions exempt from Virginia income taxation. These Funds will not be subject to any Virginia intangible personal property tax on any obligations in a Fund. In addition, shares of a Fund held for investment purposes will not be subject to any Virginia intangible personal property tax.

    To be entitled to the exemption described above for distributions attributable to certain interest on Virginia obligations, obligations of certain United States possessions or direct United States obligations, a shareholder must be able to substantiate the exempt portions of each distribution with reasonable certainty. The determination of exempt portions must be made on a monthly (rather than annual or quarterly) basis if, as planned, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund each makes monthly distributions. Accordingly, shareholders should retain their statements from these Funds, which are to be issued at least annually, showing the percentages of each monthly distribution attributable to interest on Virginia obligations, possessions obligations and United States obligations.

    CAPITAL GAINS. Shareholders may realize a capital gain or loss when they redeem (sell) or exchange shares of the Funds. For most types of accounts, the Funds will report the proceeds of a shareholder's redemptions to the shareholder and the IRS annually. However, because the tax treatment also depends on the purchase price and the shareholder's personal tax position, shareholders should keep their regular account statements to use in determining their tax.

    BUYING A DIVIDEND. On the ex-dividend date for an equity or bond fund distribution, the Fund's share value is reduced by the amount of the distribution. If a shareholder were to buy shares just before the record date (buying a dividend), the shareholder would pay the full price for the shares and then, in effect, receive a portion of the price back as a taxable distribution.

    OTHER TAX INFORMATION. When an investor signs his account application, he will be asked to provide his social security or taxpayer identification number and certify that the number provided is correct and that he is not subject to 31% backup withholding for failing to report income to the IRS. If an investor fails to provide the correct number or violates IRS regulations, the IRS can require the Funds to withhold 31% of his taxable distributions and redemptions.

    Each Class calculates dividend and capital gain distributions separately. Each Fund is treated as a separate entity in all respects for tax purposes. There is a risk that a Fund may be unable to meet certain tax rules required for treatment as a regulated investment company. If this were to occur, the affected Fund may be required to pay federal as well as Maryland state income taxes from its assets.


    The information above is only a summary of some of the tax consequences generally affecting the Funds and their shareholders, and no attempt has been made to discuss individual tax consequences. Investors should consult their tax advisers to determine whether a Fund is suitable to their particular situations.


                 DIRECTORS AND OFFICERS AND AFFILIATED PERSONS

    The Directors and officers of the Company and their principal occupations during the past five years are set forth below. The Director who is an "interested person" (as defined in the 1940 Act) by virtue of his affiliation with either a fund or the Adviser is indicated by an asterisk (*).

    TODD CIPPERMAN, Vice President and Assistant Secretary. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm) 1991-1994.

    * JESSE F. WILLIAMS III, Chairman, President, and Director. Chairman of the Board, Harrison & Bates Incorporated (real estate company), since 1971. Mr. Williams is also a member of the advisory board of Crestar Bank. His address is 830 East Main Street, 5th Floor, Richmond, Virginia 23219.

    JOHN BRUCE JAMES, JR., Director. Vice President of Virginia Landmark Corporation (real estate company) since 1970. Mr. James is also a member of the Commission of Architectural Review, City of Richmond, since 1982; a member of the Board of Trustees of the Instructive Visiting Nurses Association since 1976; and a member of the Board of Directors of The Retreat Hospital, Richmond, Virginia, since 1982. Previously, he was a member of the Board of Trustees, Hampden-Sydney College. His address is 3910 Exeter Road, Richmond, Virginia 23221.

    JEAN L. OAKEY, Director. Partner at Wells Coleman & Co. (public accountants). Her business address is 3800 Patterson Avenue, Richmond, Virginia 23221.

    GLEN DOUGLAS POND, Director. Retired. Formerly the Director of the Virginia Retirement System. His address is 1545 Winona Park Drive, West Point, Virginia 23181.

    DAVID M. CARTER, Secretary, Partner, Hunton and Williams, Fund Counsel.

    KEVIN P. ROBINS, Vice President and Assistant Secretary. Senior Vice President and General Counsel of SEI Investments, the Administrator and the Distributor since 1994. Assistant Secretary of SEI Investments since 1992. Secretary of the Administrator since 1994. Vice President, General Counsel and Assistant Secretary of the Administrator and the Distributor, 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1988-1992.

    ROBERT DELLACROCE, Controller and Chief Financial Officer. Director, Funds Administration and Accounting of SEI Investments since 1994. Senior Audit Manager, Arthur Andersen LLP, 1986-1994.

    The Directors and officers of the Trust own less than 1% of the outstanding shares of any Fund.

    As of November 30, 1998, the Directors and officers of the Company received the following compensation:

                                       AGGREGATE
                                   COMPENSATION FROM        PENSION OR
                                     REGISTRANT FOR     RETIREMENT BENEFITS   ESTIMATED ANNUAL
                                   FISCAL YEAR ENDED    ACCRUED AS PART OF     BENEFITS UPON
NAME OF PERSON, POSITION                  1998             FUND EXPENSES         RETIREMENT
---------------------------------  ------------------   -------------------   ----------------
Jesse F. Williams, III, Chairman,
  President and Director.........         $9,000                  0                    0
John Bruce James, Jr.,
  Director.......................         $9,000                  0                    0
Jean L. Oakey, Director..........         $9,000                  0                    0
Glen Douglas Pond, Director......         $9,000                  0                    0


                                    TOTAL COMPENSATION FROM REGISTRANT
                                    AND FUND COMPLEX PAID TO DIRECTORS
NAME OF PERSON, POSITION                FOR FISCAL YEAR ENDED 1998
---------------------------------  -------------------------------------
Jesse F. Williams, III, Chairman,
  President and Director.........                $9,000
John Bruce James, Jr.,
  Director.......................                $9,000
Jean L. Oakey, Director..........                $9,000
Glen Douglas Pond, Director......                $9,000

    The Company was incorporated in the state of Maryland as Bayshore Funds, Inc. on March 17, 1986. At a special meeting of shareholders held July 7, 1992, shareholders approved an amendment to the Articles of Incorporation changing the name to CrestFunds, Inc. The change was effective July 10, 1992.

                                  THE ADVISER

    Pursuant to Investment Advisory Agreements, as amended (the Advisory Agreements) Crestar Asset Management Company (formerly Capitoline Investment Services, Incorporated), a wholly-owned subsidiary of Crestar Bank, a subsidiary of Crestar Financial Corp., furnishes at its own expense all services, facilities and personnel necessary in connection with managing each Fund's investments and effecting portfolio transactions for each Fund. Each Advisory Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board of Directors or by vote of the shareholders, and in either case by a majority of the Directors who are not parties to each Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on each Advisory Agreement.

    Each Advisory Agreement is terminable without penalty by any Fund on 60 days' written notice when authorized either by vote of its shareholders or by a vote of a majority of the Board of Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. Each Advisory Agreement also provides that, with respect to each Fund, neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of the Adviser's or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreements. Each Advisory Agreement provides that the Adviser may render services to others.

    The fees paid pursuant to the Advisory Agreements are accrued daily and paid monthly. For its services under the Advisory Agreements, the Adviser receives fees with respect to each Fund at the annual rates set forth below:

MONEY MARKET FUNDS

    .40% of each Fund's average daily net assets on the first $500 million of net assets;

    .35% of each Fund's average daily net assets on the next $500 million of net assets; and

    .30% of each Fund's average daily net assets on all remaining net assets.

CAPITAL APPRECIATION FUND, VALUE FUND AND SPECIAL EQUITY FUND

    .75% of each Fund's average daily net assets.

LIMITED TERM BOND FUND AND VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

    .50% of each Fund's average daily net assets.

INTERMEDIATE BOND FUND

    .60% of Bond Fund's average daily net assets.

MARYLAND MUNICIPAL BOND FUND, GOVERNMENT BOND FUND AND VIRGINIA MUNICIPAL BOND
  FUND

    .60% of each Fund's average daily net assets.

    The Adviser may choose to waive or reimburse a Fund for a portion of that Fund's investment advisory fee.

    For the fiscal years ended November 30, 1998, 1997 and 1996, the advisory fees paid to the Adviser with respect to each money market fund were as follows:


                                                         11/30/98     WAIVED      11/30/97     WAIVED     11/30/96      WAIVED
                                                         ---------  -----------  ----------  -----------  ----------  -----------
Cash Reserve Fund.....................................  $4,309,642  $0           $3,195,116  $0           $2,315,239  $0
U.S. Treasury Money Fund..............................  $2,412,519  $0           $2,009,506  $0           $1,576,183  $0
Tax Free Money Fund...................................  $  963,089  $0           $  861,325  $0           $  732,401  $0


    Fees paid to the Adviser with respect to the bond and equity funds were as follows:


                                               11/30/98      WAIVED        11/30/97      WAIVED         11/30/96         WAIVED
                                             ------------   ---------    ------------    ---------     ------------     ---------
Limited Term Bond Fund....................    $  407,441        $0        $  383,856         $0         $  442,489          $0
Intermediate Bond Fund....................    $1,884,648        $0        $1,720,984         $0         $  834,629          $0
Government Bond Fund......................    $  282,663     $47,111      $  210,388      $29,208       $   96,203       $16,038
MD Municipal Bond Fund....................    $  104,506     $60,961      $   50,300      $31,143       $   18,497       $15,422
VA Intermediate Municipal Bond Fund.......    $1,248,320        $0        $1,232,770         $0         $  460,612          $0
VA Municipal Bond Fund....................    $  166,644     $27,777      $  107,969      $17,385       $   72,398       $12,074
Value Fund................................    $4,748,698        $0        $4,336,987         $0         $2,617,223          $0
Capital Appreciation Fund.................    $  948,330        $0        $  613,737         $0         $  211,351          $0
Special Equity Fund.......................    $  889,637        $0        $  763,167         $0         $  506,324          $0



    In addition to receiving its advisory fee from the Funds, the Adviser may also act and be compensated as investment manager for its clients with respect to assets which are invested in a Fund. In some instances the Adviser may elect to credit against any investment management fee received from a client who is also a shareholder in the Fund an amount equal to all or a portion of the fees received by the Adviser and its affiliates from a Fund with respect to the client's assets invested in the Fund.

    The Company has, under each Advisory Agreement, confirmed its obligation to pay all other expenses, including interest charges, taxes, brokerage fees and commissions; certain insurance premiums; fees, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent; telecommunications expenses; auditing, legal and compliance expenses; costs of forming the corporation and maintaining corporate existence; costs of preparing and printing the Company's prospectus, statement of additional information, subscription order forms and shareholder reports and delivering them to existing and prospective shareholders; costs of maintaining books of original entry for portfolio and Fund accounting and other required books and accounts and of calculating the net asset value of shares of the Funds; costs of reproduction, stationery and supplies; compensation of directors and officers and employees of the Company and costs of other personnel performing services for the Company who are not officers of the Adviser, the Company's Distributor or their respective affiliates; costs of corporate meetings; SEC registration fees and related expenses; state securities laws registration fees and related expenses; fees payable to the Adviser under the Advisory Agreements and to the Company's Distributor under the Administration and Distribution Agreement and all other fees and expenses paid by a Fund or Class pursuant to the Administration Plans or Distribution Plans.

                         ADMINISTRATOR AND DISTRIBUTOR

THE ADMINISTRATOR

    The Company and SEI Investments Mutual Funds Services (the Administrator) have entered into an administration agreement (the Administration Agreement) effective March 1, 1995.

    The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.


    The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation
(SIMC), a wholly-owned subsidiary of SEI Investments Company (SEI Investments), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, Alpha Select Funds, The Arbor Fund, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Huntington Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Advisor Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust and TIP Funds.


    The Administrator is entitled to a fee, calculated daily and paid monthly, at an annual rate of .15% of average daily net assets of each of the Funds.

    For the fiscal years ended November 30, 1996, 1997 and 1998, the Administrator was compensated for its services under the Administration Agreement as follows:


                                                      FEES PAID                          FEES WAIVED
                                          ----------------------------------  ----------------------------------
FUND                                         1998        1997        1996        1998        1997        1996
----------------------------------------  ----------  ----------  ----------  ----------  ----------  ----------
Cash Reserve Fund.......................  $1,779,809  $1,322,853    $828,715      $0           $0          $0
U.S. Treasury Money Fund................    $926,797    $761,282    $592,194      $0          $134         $0
Tax Free Money Fund.....................    $361,160    $323,063    $275,026      $0           $65         $0
Limited Term Bond Fund..................    $122,233    $116,303    $132,747      $0         $1,146        $0
Intermediate Bond Fund..................    $471,162    $430,246    $208,658      $0           $0          $0
Government Bond Fund....................     $70,666     $54,362     $24,058    $56,497      $54,362     $24,058
MD Municipal Bond Fund..................     $26,127     $10,561      $4,627      $0           $0        $4,627
VA Intermediate Municipal Bond Fund.....    $374,498    $370,217    $138,184      $0          $384         $0
VA Municipal Bond Fund..................     $41,661     $32,181     $18,111    $36,010      $27,381     $18,111
Value Fund..............................    $949,744    $867,402    $523,446      $0           $0          $0
Capital Appreciation Fund...............    $189,667    $122,748     $42,270      $0           $0          $0
Special Equity Fund.....................    $177,928    $152,634    $101,178      $0           $0          $0


THE DISTRIBUTOR

    SEI Investments Distribution Co. (the Distributor), a wholly-owned subsidiary of SEI, and the Company are parties to a distribution agreement (Distribution Agreement) effective as of March 1, 1995. The Distribution Agreement shall be reviewed and ratified at least annually (i) by the Company's Directors or by the vote of a majority of the outstanding shares of the Company, and (ii) by the vote of a majority of the Directors of the Company who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Fund on not less than sixty days' notice by the Directors, by vote of a majority of the outstanding shares of such Fund or by the Distributor.

DISTRIBUTION PLAN

    The Board of Directors of the Company has approved an Amended and Restated Distribution and Service Plan (the Distribution Plan) pursuant to Rule 12b-1 of the 1940 Act (the Rule). Under the Distribution Plan the Distributor is compensated at the annual rate of .15% of the aggregate average daily net assets of the Trust Class shares of the Funds. The Distributor will be compensated for distribution services provided to the Trust Class shares including the printing and distribution of Prospectuses, Statements of Additional Information or reports prepared for the use in connection with the offering of shares of the Fund (other than to existing shareholders at the time of such mailing), the expenses incurred for the preparation of any other literature used by the Distributor in connection with any such offering. The Distributor has agreed to waive any fees payable pursuant to the Distribution Plan attributable to Trust Class shares, and will bear the costs of other distribution-related activities. The Distributor reserves the right to terminate its waiver at any time at its sole discretion.

    The following represents expenses made pursuant to the Rule for the fiscal year ended November 30, 1998.


                                                                        12b-1 EXPENSES
                                             --------------------------------------------------------------------
                                             THIRD PARTY  PROMOTION AND    MARKETING
FUND                                          PAYMENTS     ADVERTISING     MANAGEMENT   DISTRIBUTION MAINTENANCE
-------------------------------------------  -----------  --------------  ------------  -----------  ------------
Cash Reserve Fund..........................   $ 384             --              --           --            --
Tax Free Money Fund........................   $ 0               --              --           --            --
Intermediate Bond Fund.....................   $ 0               --              --           --            --
Government Bond Fund.......................   $ 14,677          --              --           --            --
MD Municipal Bond Fund.....................   $ 12,742          --              --           --            --
VA Intermediate Municipal Bond Fund........   $ 0               --              --           --            --
VA Municipal Bond Fund.....................   $ 19,824          --              --           --            --
Value Fund.................................   $ 184,217         --              --           --            --
Capital Appreciation Fund..................   $ 23,907          --              --           --            --
Special Equity Fund........................   $ 27,494          --              --           --            --


    In addition, the Adviser may use all or a portion of the fee received under its advisory contract, past profits or other resources to pay financial institutions and other industry professionals such as investment advisors, broker-dealers (including Crestar Securities Corporation) accountants and estate planning firms (Qualified Recipients) for shareholder services. These Qualified Recipients may be paid for such services from the fees paid by the Funds to the Adviser. The Plans also provide that the Adviser may engage banks as Qualified Recipients for performing certain shareholder support services. The Adviser will make such payments only to Qualified Recipients who provide shareholder support services. These shareholder services may include, among other things, answering client inquiries, investing client account balances automatically in Fund shares, arranging for bank wires, and such other client services of a nature ge nerally provided by a bank as may seem appropriate. The Adviser will enter into written agreements with Qualified Recipients who receive payments pursuant to a Plan. Payments will be made on the basis of the average daily net asset value of a Fund's shares owned by shareholders for whom the Qualified Recipient is the holder of record or with whom the Qualified Recipient has a servicing relationship.

    As discussed in the Prospectus, the Company recognizes that the Glass-Steagall Act and other applicable laws prohibit banks from engaging in the business of underwriting, selling or distributing securities. Accordingly, the Distributor will engage banks as Qualified Recipients only to perform administrative and shareholder servicing functions. While the matter is not free from doubt, the Company's Board of Directors believes on advice of counsel that such laws should not preclude a bank from performing shareholder support services. However, judicial or administrative decisions or interpretations of such laws, as well as changes in federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If banks or bank affiliates were prohibited from so acting, the Company would change its existing policies to permit bank customers who are shareholders to remain shareholders of a Fund and would implement alternative means for continuing the servicing of such shareholders. In such event, changes in the operation of a Fund might occur and a shareholder serviced by such bank might no longer be able to make use of any automatic investment or other services then being provided by the bank.

                                 TRANSFER AGENT

    Pursuant to a Transfer Agent Agreement dated as of July 10, 1992 between the Company, on behalf of each of the Funds, and Crestar Bank, the Transfer Agent for each of the Funds is Crestar Bank (Transfer Agent). The Transfer Agent maintains an account for each shareholder and monitors tax reporting, performs other transfer agency functions and acts as dividend disbursing agent for each Fund. For these services, the Transfer Agent will be paid an annual fee of .06% of the average daily net assets of the

A Shares and B Shares of each Fund and .05% of the average daily net assets of the Trust Class of each Fund.

    The Transfer Agent Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board of Directors or by a vote of the shareholders and in either case by a majority of the Directors who are not parties to the Transfer Agent Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Transfer Agent Agreement.

                                   CUSTODIAN

    Pursuant to a Custodian Agreement dated as of July 10, 1992 between the Company, on behalf of each of the Funds, and Crestar Bank, Crestar Bank (the Custodian) acts as the Custodian of each Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities and collecting income on Fund investments. For these services, the Custodian will receive a fee, with respect to each money market fund, computed and paid monthly, based on the total net assets of each such Fund, the number of portfolio transactions of the Fund and the number of securities in the Fund's portfolio. The Custodian's fee for any fiscal year of the Company will not exceed .04% of each Fund's average daily net assets.

                                    AUDITOR

Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, independent auditors, has been selected as auditors for the Company. Deloitte & Touche LLP has acted as independent auditors of the Company since its inception.

                                 LEGAL COUNSEL

    Hunton & Williams, Riverfront Plaza, 951 E. Byrd Street, East Tower, Richmond, VA 23219-4074 serves as legal counsel for the Company.




                        PRINCIPAL HOLDERS OF SECURITIES


    A shareholder owning of record or beneficially more than 25% of a particular Fund's shares may be considered to be a "controlling person" of that Fund. Accordingly, its vote could have a more significant effect on matters presented at shareholder meetings than the votes of the Fund's other shareholders. As of March 1, 1999, the following persons were the only persons who were record owners (or to the knowledge of the Company, beneficial owners) of 5% and 25% or more of the Funds' Trust Class shares.


Fund Name                Shareholder                   %
---------                -----------                   -
Cash Reserve Fund        Hamac & Co.                   87.63%
                         Attn: Barbara Holloway
                         PO Box 26665
                         Richmond, Va. 23261

                         Crestar Bank - AMA            6.74%
                         919 East Main Street
                         Richmond, Va. 23219
                         Attn: Nian Cauffman

U.S. Treasury Money      Hamac & Co.                   98.91%
Fund                     Attn: Barbara Holloway
                         PO Box 26665
                         Richmond, Va. 23261

Tax Free Money Fund      Hamac & Co.                   92.86%
                         Attn: Barbara Holloway
                         PO Box 26665
                         Richmond, Va. 23261

                         Crestar Bank - AMA            6.77%
                         919 East Main Street
                         Richmond, Va. 23219
                         Attn: Nian Cauffman

Limited Term Bond Fund   Hamac & Co.                   63.94%
                         Attn: Barbara Holloway
                         PO Box 26665
                         Richmond, Va.  23219

                         Hamac & Co. - Div Re          17.67%
                         Attn: Barbara Holloway
                         PO Box 26665
                         Richmond, Va.  23219

                         Hamac & Co. - 401K            18.39%
                         Expediter
                         C/O Crestar Bank
                         Attn: Barbara Holloway
                         Attn: Demetrius Murray
                         PO Box 26665
                         Richmond, Va.  23219

Intermediate Bond Fund   Hamac & Co.                   90.22%
                         Attn: Barbara Holloway
                         PO Box 26665
                         Richmond, Va.  23219

                         Hamac & Co. - Div Re          9.18%
                         Attn: Barbara Holloway
                         PO Box 26665
                         Richmond, Va.  23219

Government Bond Fund     Hamac & Co.                   63.93%
                         Attn: Barbara Holloway
                         PO Box 26665
                         Richmond, Va.  23219

                         Hamac & Co. - Div Re          27.13%
                         Attn: Barbara Holloway
                         PO Box 26665
                         Richmond, Va.  23219

Virginia Intermediate    Hamac & Co.                   99.28%
Municipal Bond Fund      Attn: Barbara Holloway
                         PO Box 26665
                         Richmond, Va.  23219

Virginia Municipal       Hamac & Co.                   95.92%
Bond                     Attn: Barbara Holloway
Fund                     PO Box 26665
                         Richmond, Va.  23219

MD Municipal Bond Fund   Hamac & Co.                   95.35%
                         Attn: Barbara Holloway
                         PO Box 26665
                         Richmond, Va.  23219

Value Fund               Hamac & Co.                   69.04%
                         Attn: Barbara Holloway
                         PO Box 26665
                         Richmond, Va.  23219

                         Hamac & Co. - Div Re          13.84%
                         Attn: Barbara Holloway
                         PO Box 26665
                         Richmond, Va.  23219

                         Hamac & Co. - 401K            17.12%
                         Expediter
                         C/O Crestar Bank
                         Attn: Barbara Holloway
                         Attn: Demetrius Murray
                         PO Box 26665
                         Richmond, Va.  23219

Capital Appreciation     Hamac & Co.                   61.03%
Fund                     Attn: Barbara Holloway
                         PO Box 26665
                         Richmond, Va.  23219

                         Hamac & Co. - Div Re          26.37%
                         Attn: Barbara Holloway
                         PO Box 26665
                         Richmond, Va.  23219

                         Hamac & Co. - 401K            12.60%
                         Expediter
                         C/O Crestar Bank
                         Attn: Barbara Holloway
                         Attn: Demetrius Murray
                         PO Box 26665
                         Richmond, Va.  23219


Fund Name                Shareholder                   %

Special Equity Fund      Hamac & Co.                   38.11%
                         Attn: Barbara Holloway
                         PO Box 26665
                         Richmond, Va.  23219

                         Hamac & Co. - Div Re          35.96%
                         Attn: Barbara Holloway
                         PO Box 26665
                         Richmond, Va.  23219

                         Hamac & Co. - 401K            25.93%
                         Expediter
                         C/O Crestar Bank
                         Attn: Barbara Holloway
                         Attn: Demetrius Murray
                         PO Box 26665
                         Richmond, Va.  23219


                              FINANCIAL STATEMENTS

    The financial statements and financial highlights for the fiscal year ended November 30, 1998 for Cash Reserve Fund, U.S. Treasury Money Fund, Tax Free Money Fund, Limited Term Bond Fund, Intermediate Bond Fund, Government Bond Fund, Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund, Virginia Municipal Bond Fund, Value Fund, Capital Appreciation Fund and Special Equity Fund are included in the Annual Report which is a separate report supplied with this Statement of Additional Information. The financial statements and financial highlights are incorporated herein by reference.

                                    APPENDIX

DESCRIPTION OF SELECTED INDICES:

    DOW JONES INDUSTRIAL AVERAGE is an unmanaged index of 30 common stock prices representing stocks of major industrial companies and includes reinvestment of dividends.

    STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX is an unmanaged index of common stock prices and includes reinvestment of dividends.

    NASDAQ COMPOSITE INDEX is an unmanaged index of over-the-counter stock prices and does not assume reinvestment of dividends.

    RUSSELL 2000 INDEX is an unmanaged index of small capitalization stocks that includes reinvestment of dividends.

    RUSSELL 1000 GROWTH INDEX, an unmanaged index, is a broad measure of the performance of growth companies and includes reinvestment of dividends and capital gains.

    VALUE LINE INDEX, an unmanaged index, is a broad measure of both large and small companies and includes reinvestment of dividends and capital gains.

    LEHMAN BROTHERS AGGREGATE BOND INDEX, an unmanaged index, is a broad measure of bond performance and includes reinvestment of dividends.

    LEHMAN BROTHERS GENERAL OBLIGATION BOND INDEX, an unmanaged index, is a broad measure of the performance of tax-exempt bonds and includes reinvestment of dividends.

    LEHMAN BROTHERS GOVERNMENT BOND INDEX is an index comprised of all public obligations of the U.S. Treasury, U.S. Government agencies, quasi-federal corporations, and of corporate debt guaranteed by the U.S. Government. The index excludes flower bonds, foreign targeted issues, and mortgage-backed securities.

    LEHMAN BROTHERS CORPORATE BOND INDEX is an index comprised of all public, fixed-rate, non-convertible investment-grade domestic corporate debt. Issues included in this index are rated at least Baa by Moody's Investors Service or BBB by Standard and Poor's Corporation or, in the case of unrated bonds, BBB by Fitch Investors Service. Collateralized mortgage obligations are not included in the Corporate Bond Index.

    The Government Bond Index and the Corporate Bond Index combine to form the Corporate Bond Index.

    LEHMAN BROTHERS INTERMEDIATE CORPORATE BOND INDEX is an index comprised of all public, fixed-rate, non-convertible investment-grade domestic corporate debt. Issues included in this index have remaining maturities of one to ten years and are rated at least Baa by Moody's Investors Service or BBB by Standard and Poor's Corporation or, in the case of unrated bonds, BBB by Fitch Investors Service.

    LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX is an index comprised of all public, fixed-rate, non-convertible investment-grade domestic corporate debt. Issues included in this index have remaining maturities greater than ten years and are rated at least Baa by Moody's Investors Service or BBB by Standard and Poor's Corporation, or, in the case of unrated bonds, BBB by Fitch Investors Service.

    SALOMON BROTHERS HIGH GRADE CORPORATE BOND INDEX is an index of high quality corporate bonds with a minimum maturity of at least ten years and with total debt outstanding of at least $50 million. Issues included in the index are rated AA or better by Moody's Investors Service or AA or better by Standard & Poor's Corporation.

    MERRILL LYNCH HIGH AND MEDIUM QUALITY INTERMEDIATE-TERM CORPORATE INDEX is an index comprised of all public, fixed-rate, non-convertible corporate debt. Issues included in this index have remaining maturities of between one year and
9.99 years. Issues included in the index are rated at least BBB by Standard & Poor's Corporation.

    DOLLAR-WEIGHTED AVERAGE MATURITY is derived by multiplying the value of each investment by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund's portfolio. An obligation's maturity is typically determined on a stated financial maturity basis, although there are some exceptions to this rule. For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date in which the instrument will probably be called, refunded or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities and some asset-backed securities, such as collateralized mortgage obligations, are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the expected principal payments during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S RATINGS OF STATE AND MUNICIPAL
  NOTES:

    Moody's ratings for state and municipal and other short-term obligations are designated Moody's Investment Grade (MIG, or VMIG for variable rate obligations). This distinction is in recognition of the difference between short-term credit risk and long-term credit risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used will be as follows:

    MIG-1/VMIG-1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

    MIG-2/VMIG-2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S RATINGS OF STATE AND MUNICIPAL
  NOTES:

    SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

    SP-2 -- Satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S MUNICIPAL BOND RATINGS:

    Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S MUNICIPAL BOND RATINGS:

    AAA -- Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

    AA -- Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt issues only in small degree.

    A -- Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

    BBB -- Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher categories.

    The ratings from AA to CCC may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S COMMERCIAL PAPER RATINGS:

    Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

    - Leading market positions in well-established industries.

    - High rates of return on funds employed.

    - Conservative capitalizations structures with moderate reliance on debt and ample asset protection.

    - Broad margins in earnings coverage of fixed financial charges and with high internal cash generation.

    - Well established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S COMMERCIAL PAPER RATINGS:

    A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

    A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

    A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

                                      CRESTFUNDS-Registered Trademark-



                                     Trust Class
                            (Including Life Vision Portfolios)

                                      PROSPECTUS
                                    MARCH 30, 1999


                                  CASH RESERVE FUND
                               U.S. TREASURY MONEY FUND
                                 TAX FREE MONEY FUND
                                LIMITED TERM BOND FUND
                                INTERMEDIATE BOND FUND
                                 GOVERNMENT BOND FUND
                      VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
                             VIRGINIA MUNICIPAL BOND FUND
                             MARYLAND MUNICIPAL BOND FUND
                                      VALUE FUND
                              CAPITAL APPRECIATION FUND
                                 SPECIAL EQUITY FUND
                               MAXIMUM GROWTH PORTFOLIO
                             GROWTH AND INCOME PORTFOLIO
                                  BALANCED PORTFOLIO


          INVESTMENT ADVISER:      CRESTAR ASSET MANAGEMENT COMPANY

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED ANY FUND SHARES OR
             DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE.
                   IT IS A CRIME FOR ANYONE TO TELL YOU OTHERWISE.

                             HOW TO READ THIS PROSPECTUS


CrestFunds is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Trust Class of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about the Funds.

For more detailed information about each Fund, please see:

                                                                 PAGE
     CASH RESERVE FUND                                             4
     U.S. TREASURY MONEY FUND                                      7
     TAX FREE MONEY FUND                                          10
     LIMITED TERM BOND FUND                                       13
     INTERMEDIATE BOND FUND                                       16
     GOVERNMENT BOND FUND                                         19
     VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND                    22
     VIRGINIA MUNICIPAL BOND FUND                                 26
     MARYLAND MUNICIPAL BOND FUND                                 29
     VALUE FUND                                                   32
     CAPITAL APPRECIATION FUND                                    35
     SPECIAL EQUITY FUND                                          38
     MORE INFORMATION ABOUT RISK                                  41
     FUND INVESTMENTS                                             45
     THE INVESTMENT ADVISER AND INVESTMENT TEAM                   45
     PURCHASING, SELLING AND EXCHANGING FUND SHARES               46
     DIVIDENDS, DISTRIBUTIONS AND TAXES                           50
     DISTRIBUTION OF FUND SHARES                                  51
     FINANCIAL HIGHLIGHTS                                         52
     MAXIMUM GROWTH PORTFOLIO                                   4-LV
     GROWTH AND INCOME PORTFOLIO                                8-LV
     BALANCED PORTFOLIO                                        12-LV
     MORE INFORMATION ABOUT RISK OF THE UNDERLYING             17-LV
       CRESTFUNDS
     PORTFOLIO INVESTMENTS                                     21-LV
     THE INVESTMENT ADVISER AND INVESTMENT TEAM                21-LV
     PURCHASING, SELLING AND EXCHANGING PORTFOLIO SHARES       23-LV
     DIVIDENDS AND DISTRIBUTIONS                               25-LV
     FINANCIAL HIGHLIGHTS                                      26-LV
     HOW TO OBTAIN MORE INFORMATION ABOUT
       CRESTFUNDS                                       Inside Back Cover


                                     CRESTFUNDS-Registered Trademark-



                                     Trust Class

                                      PROSPECTUS
                                    MARCH 30, 1999


                                  CASH RESERVE FUND
                               U.S. TREASURY MONEY FUND
                                 TAX FREE MONEY FUND
                                LIMITED TERM BOND FUND
                                INTERMEDIATE BOND FUND
                                 GOVERNMENT BOND FUND
                      VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
                             VIRGINIA MUNICIPAL BOND FUND
                             MARYLAND MUNICIPAL BOND FUND
                                      VALUE FUND
                              CAPITAL APPRECIATION FUND
                                 SPECIAL EQUITY FUND


INVESTMENT ADVISER:      CRESTAR ASSET MANAGEMENT COMPANY



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED ANY FUND SHARES OR
     DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE.
          IT IS A CRIME FOR ANYONE TO TELL YOU OTHERWISE.

                      HOW TO READ THIS PROSPECTUS


CrestFunds is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Trust Class of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT THE FUNDS.

FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:


                                                                       PAGE

CASH RESERVE FUND                                                        4
U.S. TREASURY MONEY FUND                                                 7
TAX FREE MONEY FUND                                                     10
LIMITED TERM BOND FUND                                                  13
INTERMEDIATE BOND FUND                                                  16
GOVERNMENT BOND FUND                                                    19
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND                               22
VIRGINIA MUNICIPAL BOND FUND                                            26
MARYLAND MUNICIPAL BOND FUND                                            29
VALUE FUND                                                              32
CAPITAL APPRECIATION FUND                                               35
SPECIAL EQUITY FUND                                                     38
MORE INFORMATION ABOUT RISK                                             41
FUND INVESTMENTS                                                        45
THE INVESTMENT ADVISER AND INVESTMENT TEAM                              45
PURCHASING, SELLING AND EXCHANGING FUND SHARES                          46
DIVIDENDS, DISTRIBUTIONS AND TAXES                                      50
DISTRIBUTION OF FUND SHARES                                             51
FINANCIAL HIGHLIGHTS                                                    52
HOW TO OBTAIN MORE INFORMATION ABOUT
 CRESTFUNDS                                                Inside Back Cover


RISK RETURN SUMMARY


INTRODUCTION


Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.


Each Fund has its own investment goal and strategies for reaching that goal. Crestar Asset Management Company (the Adviser) invests Fund assets in a way that the Adviser believes will help the Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency.


The value of your investment in a Fund (other than a money market fund) is based on the market value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

THE CASH RESERVE FUND, U.S. TREASURY MONEY FUND AND TAX FREE MONEY FUND TRY TO MAINTAIN A CONSTANT PRICE PER SHARE OF $1.00, BUT THERE IS NO GUARANTEE THAT A FUND WILL ACHIEVE THIS GOAL.

CASH RESERVE FUND


FUND SUMMARY


Investment Goal                    High current income, while maintaining
                                   a share price of $1.00

Investment Focus                   Money market instruments

Share Price Volatility             Very low

Principal Investment Strategy      Investing in a broad range of short-term,
                                   high quality U.S. dollar denominated debt
                                   securities

Investor Profile                   Conservative, income-oriented investors with
                                   short-to medium-term time horizons who seek
                                   current income, preservation of capital and
                                   liquidity


INVESTMENT STRATEGY OF THE CASH RESERVE FUND


The Fund invests primarily in U.S. dollar denominated money market instruments, such as U.S. Government securities; short-term debt obligations of high quality corporate issuers including commercial paper, notes and bonds; high quality debt obligations of foreign issuers; repurchase agreements; and obligations of institutions such as banks and insurance companies including certificates of deposit, bankers' acceptances and time deposits. The Fund's portfolio is comprised only of short-term, high quality debt securities. High quality securities are securities rated in the top two ratings categories by a nationally recognized statistical rating organization. The Fund will maintain an average maturity of 90 days or less, and will acquire only securities that have a remaining maturity of 397 days or less. The Fund's investment approach, with its emphasis on high quality, short-term money market instruments, is expected to produce current income with low risk to principal.


PRINCIPAL RISKS OF INVESTING IN THE CASH RESERVE FUND


Although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in a money market fund.

The Fund can be expected to produce lower income levels than fixed income funds that invest in longer-term securities.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Trust Class Shares from year to year.*


                         1989               9.22%
                         1990               8.08%
                         1991               5.91%
                         1992               3.34%
                         1993               2.75%
                         1994               3.64%
                         1995               5.49%
                         1996               4.96%
                         1997               5.18%
                         1998               5.08%

                     BEST QUARTER       WORST QUARTER
                        2.35%               0.67%
                      (6/30/89)           (6/30/93)


*  The performance information shown above is based on a calendar year.


THIS TABLE COMPARES THE FUND'S RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1998 TO THOSE OF THE IBC/FINANCIAL DATA FIRST TIER AVERAGE.


TRUST CLASS SHARES                         1 YEAR    5 YEARS    10 YEARS     SINCE INCEPTION
--------------------------------------------------------------------------------------------
Cash Reserve Fund                           5.08%     4.87%      5.35%         5.64%*
 IBC/Financial Data First Tier Average      4.96%     4.79%      N/A           N/A**



*Since December 8, 1986
**Since June 1, 1991




TRUST CLASS SHARES                      7 DAY YIELD
------------------------------------------------------
Cash Reserve Fund                          4.55%
IBC/Financial Data First Tier Average      4.52%



WHAT IS AN AVERAGE?


An average measures the share prices of a specific group of mutual funds with a particular investment objective. You cannot invest directly in an average. The IBC/Financial Data First Tier Average is a composite of mutual funds with investment goals similar to the Fund's goals.

FUND FEES AND EXPENSES


THIS TABLE DESCRIBES THE SHAREHOLDER FEES THAT YOU MAY PAY IF YOU PURCHASE OR SELL FUND SHARES. YOU WOULD PAY THESE FEES DIRECTLY FROM YOUR INVESTMENT IN THE FUND.



SHAREHOLDER FEES                                                                TRUST CLASS SHARES
---------------------------------------------------------------------------------------------------


Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)     None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
Distributions (as a percentage of offering price)                                        None
Redemption Fee (as a percentage of amount redeemed, if applicable)                       None
Exchange Fee                                                                             None
Maximum Account Fee                                                                      None


ANNUAL FUND OPERATING EXPENSES*+


                                          TRUST CLASS SHARES
-------------------------------------------------------------
Management Fees                                  0.36%
Distribution and Service (12b-1) Fees            0.15%
Other Expenses                                   0.27%
                                                 -----
Total Annual Fund Operating Expenses             0.78%


EVERY MUTUAL FUND HAS OPERATING EXPENSES TO PAY FOR SERVICES SUCH AS PROFESSIONAL ADVISORY, SHAREHOLDER, DISTRIBUTION, ADMINISTRATION AND CUSTODY SERVICES AND OTHER COSTS OF DOING BUSINESS. THIS TABLE DESCRIBES THE HIGHEST FEES AND EXPENSES THAT YOU MAY PAY INDIRECTLY IF YOU HOLD SHARES OF THE FUND.


* The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and the Distributor are voluntarily waiving a portion of their fees. Actual Management Fees, Distribution Fees and Total Operating Expenses are 0.36%, 0.00% and 0.63%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "The Investment Adviser and Investment Team" and "Dividends, Distributions and Taxes."


+ The Annual Fund Operating Expenses have been restated from fiscal year amounts to reflect current fees.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:



                                            1 YEAR    3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------------------------------------------------
Trust Class Shares                          $80       $249       $433         $966

U.S. TREASURY MONEY FUND


FUND SUMMARY

Investment Goal                    High current income while maintaining a share
                                   price of $1.00

Investment Focus                   Money market instruments issued and
                                   guaranteed by the U.S. Treasury

Share Price Volatility             Very low

Principal Investment Strategy      Investing in U.S. Treasury obligations and
                                   repurchase agreements

Investor Profile                   Conservative, income-oriented investors with
                                   short-to medium-term time horizons who seek
                                   current income, preservation of capital and
                                   liquidity


INVESTMENT STRATEGY OF THE U.S. TREASURY MONEY FUND

The Fund invests solely in U.S. Treasury obligations and repurchase agreements that are collateralized by obligations issued or guaranteed by the U.S. Treasury. The Fund limits its investments so as to obtain the highest investment quality rating by a nationally recognized statistical rating organization. The Fund will maintain an average maturity of 90 days or less, and will acquire only securities that have a remaining maturity of 397 days or less. The Fund's investment approach, with its emphasis on U.S. Treasury obligations, is expected to produce current income with low risk to principal.

PRINCIPAL RISKS OF INVESTING IN THE U.S. TREASURY MONEY FUND

Although the Fund's U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in a money market fund.

The Fund can be expected to produce lower income levels than fixed income funds that invest in longer-term or riskier securities.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Trust Class Shares from year to year.*

                         1989               8.84%
                         1990               7.86%
                         1991               5.75%
                         1992               3.40%
                         1993               2.51%
                         1994               3.50%
                         1995               5.33%
                         1996               4.77%
                         1997               4.93%
                         1998               4.82%

                     BEST QUARTER       WORST QUARTER
                        2.25%               0.61%
                      (6/30/89)          (12/31/93)

*  The performance information shown above is based on a calendar year.

THIS TABLE COMPARES THE FUND'S RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1998 TO THOSE OF THE IBC/FINANCIAL DATA U.S. TREASURY & REPO AVERAGE.


TRUST CLASS SHARES                              1 YEAR    5 YEARS    10 YEARS     SINCE INCEPTION
-------------------------------------------------------------------------------------------------
U.S. Treasury Money Fund                          4.82%     4.67%      5.15%       5.38%*
IBC/Financial Data U.S. Treasury & Repo Average   4.81%     4.66%       N/A         N/A**


*Since February 18, 1987
**Since June 1, 1991



TRUST CLASS SHARES                             7 DAY YIELD
----------------------------------------------------------
U.S. Treasury Money Fund                          4.21%
IBC/Financial Data U.S. Treasury & Repo Average   4.20%


WHAT IS AN AVERAGE?


An average measures the share prices of a specific group of mutual funds with a particular investment objective. You cannot invest directly in an average. The IBC/Financial Data U.S. Treasury & Repo Average is a composite of mutual funds with investment goals similar to the Fund's goals.

FUND FEES AND EXPENSES


THIS TABLE DESCRIBES THE SHAREHOLDER FEES THAT YOU MAY PAY IF YOU PURCHASE OR SELL FUND SHARES. YOU WOULD PAY THESE FEES DIRECTLY FROM YOUR INVESTMENT IN THE FUND.



SHAREHOLDER FEES                                                                TRUST CLASS SHARES
---------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)     None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
Distributions (as a percentage of offering price)                                        None
Redemption Fee (as a percentage of amount redeemed, if applicable)                       None
Exchange Fee                                                                             None
Maximum Account Fee                                                                      None

ANNUAL FUND OPERATING EXPENSES*+

                                          TRUST CLASS SHARES
-------------------------------------------------------------
Management Fees                                  0.38%
Distribution and Service (12b-1) Fees            0.15%
Other Expenses                                   0.28%
                                                 -----
Total Annual Fund Operating Expenses             0.81%


EVERY MUTUAL FUND HAS OPERATING EXPENSES TO PAY FOR SERVICES SUCH AS PROFESSIONAL ADVISORY, SHAREHOLDER, DISTRIBUTION, ADMINISTRATION AND CUSTODY SERVICES AND OTHER COSTS OF DOING BUSINESS. THIS TABLE DESCRIBES THE HIGHEST FEES AND EXPENSES THAT YOU MAY PAY INDIRECTLY IF YOU HOLD SHARES OF THE FUND.


* The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and the Distributor are voluntarily waiving a portion of their fees. Actual Management Fees, Distribution Fees and Total Operating Expenses are 0.38%, 0.00% and 0.66%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "The Investment Adviser and Investment Team" and "Dividends, Distributions and Taxes."


+ The Annual Fund Operating Expenses have been restated from fiscal year amounts to reflect current fees.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                           1 YEAR    3 YEARS    5 YEARS     10 YEARS
-------------------------------------------------------------------------------------
Trust Class Shares                        $83       $259       $450         $1,002

TAX FREE MONEY FUND



FUND SUMMARY



Investment Goal                    High current income exempt from federal
                                   income tax, while maintaining a share price
                                   of $1.00

Investment Focus                   Money market instruments

Share Price Volatility             Very low

Principal Investment Strategy      Investing in high quality municipal
                                   securities

Investor Profile                   Conservative, income-oriented investors with
                                   short-to medium-term time horizons who seek
                                   current tax exempt income, preservation of
                                   capital and liquidity





INVESTMENT STRATEGY OF THE TAX FREE MONEY FUND


The Fund invests primarily in high quality municipal securities that are free from federal income tax. The Fund focuses on municipal securities that pay interest that is not includable in federal alternative minimum tax calculations, however, the Fund reserves the right to invest up to 20% of the value of its net assets in securities, including private bonds, the interest on which is fully taxable or subject to the alternative minimum tax. As a fundamental policy, at least 80% of the Fund's income will, under normal circumstances, be exempt from such taxes. Subject to such limitation, the Fund may invest in any taxable investment, including repurchase agreements. The Fund's portfolio is diversified among issuers and comprised only of short-term, high quality debt securities. High quality securities are securities rated in the top two ratings categories by a nationally recognized statistical rating organization. The Fund will maintain an average weighted maturity of 90 days or less, and will only acquire securities that have a remaining maturity of 397 days or less. The Fund's investment approach, with its emphasis on high-quality, short-term money market instruments, is expected to produce current income with low risk to principal.


PRINCIPAL RISKS OF INVESTING IN THE TAX FREE MONEY FUND

Although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in a money market fund.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities.


The Fund can be expected to produce lower income levels than fixed income funds that invest in longer-term securities.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Trust Class Shares from year to year.*


                         1990              5.86%
                         1991              4.55%
                         1992              2.86%
                         1993              1.84%
                         1994              2.18%
                         1995              3.28%
                         1996              3.11%
                         1997              3.08%
                         1998              2.93%

                     BEST QUARTER       WORST QUARTER
                         1.47%             0.43%
                      (6/30/90)          (3/31/94)

*  The performance information shown above is based on a calendar year.

THIS TABLE COMPARES THE FUND'S RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1998 TO THOSE OF THE IBC/FINANCIAL DATA ALL TAX-FREE AVERAGE.


TRUST CLASS SHARES                         1 YEAR    5 YEARS   SINCE INCEPTION
-------------------------------------------------------------------------------
Tax Free Money Fund                         2.93%     2.92%      3.45%*
IBC/Financial Data All Tax-Free Average     2.93%     2.96%      3.34%**


 * Since June 15, 1989
** Since June 30, 1989


TRUST CLASS SHARES                             7 DAY YIELD
----------------------------------------------------------
Tax Free Money Fund                               3.12%
IBC/Financial Data All Tax-Free Average           2.98%

WHAT IS AN AVERAGE?

An average measures the share prices of a specific group of mutual funds with a particular investment objective. You cannot invest directly in an average. The IBC/Financial Data All Tax-Free Average is a composite of mutual funds with investment goals similar to the Fund's goals.

FUND FEES AND EXPENSES



THIS TABLE DESCRIBES THE SHAREHOLDER FEES THAT YOU MAY PAY IF YOU PURCHASE OR SELL FUND SHARES. YOU WOULD PAY THESE FEES DIRECTLY FROM YOUR INVESTMENT IN THE FUND.



SHAREHOLDER FEES                                                                TRUST CLASS SHARES
---------------------------------------------------------------------------------------------------


Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)     None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
Distributions (as a percentage of offering price)                                        None
Redemption Fee (as a percentage of amount redeemed, if applicable)                       None
Exchange Fee                                                                             None
Maximum Account Fee                                                                      None



ANNUAL FUND OPERATING EXPENSES*+


                                          TRUST CLASS SHARES
-------------------------------------------------------------
Management Fees                                  0.40%
Distribution and Service (12b-1) Fees            0.15%
Other Expenses                                   0.26%
                                                 -----
Total Annual Fund Operating Expenses             0.81%


EVERY MUTUAL FUND HAS OPERATING EXPENSES TO PAY FOR SERVICES SUCH AS PROFESSIONAL ADVISORY, SHAREHOLDER, DISTRIBUTION, ADMINISTRATION AND CUSTODY SERVICES AND OTHER COSTS OF DOING BUSINESS. THIS TABLE DESCRIBES THE HIGHEST FEES AND EXPENSES THAT YOU MAY PAY INDIRECTLY IF YOU HOLD SHARES OF THE FUND.


* The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and the Distributor are voluntarily waiving a portion of their fees. Actual Management Fees, Distribution Fees and Total Operating Expenses are 0.40%, 0.00% and 0.66%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "The Investment Adviser and Investment Team" and "Dividends, Distributions and Taxes."


+ The Annual Fund Operating Expenses have been restated from fiscal year amounts to reflect current fees.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:



                                           1 YEAR    3 YEARS    5 YEARS     10 YEARS
-------------------------------------------------------------------------------------
Trust Class Shares                         $83       $259       $450         $1,002

LIMITED TERM BOND FUND


FUND SUMMARY


Investment Goal                    High current income


Investment Focus                   Bonds and other fixed income securities


Share Price Volatility             Low


Principal Investment Strategy      Investing in investment grade fixed
                                   income debt obligations of domestic
                                   issuers


Investor Profile                   Conservative, income-oriented investors
                                   who have short- to medium-term time
                                   horizons and who seek current income and
                                   a relatively low degree of price
                                   fluctuation




INVESTMENT STRATEGY OF THE LIMITED TERM BOND FUND


The Fund invests primarily in bonds and other fixed income securities issued by domestic issuers, such as corporate obligations; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; commercial paper rated Prime-1 by Moody's or A-1 by S&P; and mortgage-backed securities. All such instruments must be investment grade. Investment grade securities are securities rated in the top four ratings categories by a nationally recognized statistical rating organization. In selecting the Fund's investments, the Adviser will consider preservation of capital, the potential for realizing capital appreciation, sector rotation, maturity and yield to maturity. The Adviser will monitor the Fund's investments in response to its appraisal of changing economic conditions and trends. The Fund is managed to maintain a dollar-weighted average maturity of between one and five years. The Fund's investment approach, with its emphasis on bonds and other fixed income securities with a relatively short average weighted maturity, is expected to produce current income with low risk to principal.


Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

PRINCIPAL RISKS OF INVESTING IN THE LIMITED TERM BOND FUND

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.


Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Trust Class Shares from year to year.*


                         1993              8.40%
                         1994             (1.83)%
                         1995             12.30%
                         1996              3.18%
                         1997              6.73%
                         1998              6.22%

                     BEST QUARTER       WORST QUARTER
                         4.08%             (1.88)%
                       (6/30/95)          (3/31/94)

*  The performance information shown above is based on a calendar year.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1998 TO THOSE OF THE MERRILL LYNCH 1-5 YEAR
CORPORATE/GOVERNMENT BOND INDEX.


TRUST CLASS SHARES                                      1 YEAR    5 YEARS   SINCE INCEPTION
-------------------------------------------------------------------------------------------
Limited Term Bond Fund                                   6.22%     5.22%     5.47%*
Merrill Lynch 1-5 Year Corporate/Government Bond Index   7.64%     6.27%     6.12%**


* Since September 28, 1992
**Since September 30, 1992


WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES


THIS TABLE DESCRIBES THE SHAREHOLDER FEES THAT YOU MAY PAY IF YOU PURCHASE OR SELL FUND SHARES. YOU WOULD PAY THESE FEES DIRECTLY FROM YOUR INVESTMENT IN THE FUND.



SHAREHOLDER FEES                                                                TRUST CLASS SHARES
---------------------------------------------------------------------------------------------------

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)     None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
Distributions (as a percentage of offering price)                                        None
Redemption Fee (as a percentage of amount redeemed, if applicable)                       None
Exchange Fee                                                                             None
Maximum Account Fee                                                                      None


ANNUAL FUND OPERATING EXPENSES*+



                                          TRUST CLASS SHARES
-------------------------------------------------------------
Management Fees                                  0.50%
Distribution and Service (12b-1) Fees            0.15%
Other Expenses                                   0.52%
                                                 -----
Total Annual Fund Operating Expenses             1.17%



Under the shareholder service plan, the Trust Class Shares may pay the Distributor a negotiated fee at a rate of up to 0.25% annually of the average daily net assets of the Fund.


EVERY MUTUAL FUND HAS OPERATING EXPENSES TO PAY FOR SERVICES SUCH AS PROFESSIONAL ADVISORY, SHAREHOLDER, DISTRIBUTION, ADMINISTRATION AND CUSTODY SERVICES AND OTHER COSTS OF DOING BUSINESS. THIS TABLE DESCRIBES THE HIGHEST FEES AND EXPENSES THAT YOU MAY PAY INDIRECTLY IF YOU HOLD SHARES OF THE FUND.


* The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and the Distributor are voluntarily waiving a portion of their fees. Actual Management Fees, Distribution Fees and Total Operating Expenses are 0.50%, 0.00% and 0.82%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "The Investment Adviser and Investment Team" and "Dividends, Distributions and Taxes."


+ The Annual Fund Operating Expenses have been restated from fiscal year amounts to reflect current fees.


EXAMPLE


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:



                                           1 YEAR    3 YEARS    5 YEARS     10 YEARS
-------------------------------------------------------------------------------------
Trust Class Shares                          $119     $372        $644        $1,420

INTERMEDIATE BOND FUND


FUND SUMMARY


Investment Goal                    High current income


Investment Focus                   Bonds and other fixed income securities


Share Price Volatility             Medium


Principal Investment Strategy      Investing in investment grade fixed
                                   income debt obligations of domestic
                                   issuers


Investor Profile                   Conservative, income-oriented investors
                                   who have a medium-term time horizon and
                                   who seek a relatively high level of
                                   current income and are willing to
                                   tolerate a moderate degree of price
                                   fluctuation


INVESTMENT STRATEGY OF THE INTERMEDIATE BOND FUND


The Fund invests primarily in bonds and other fixed income securities issued by domestic issuers such as corporate obligations; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; commercial paper rated Prime-1 by Moody's or A-1 by S&P; and asset-backed and mortgage-backed securities. All such instruments must be investment grade. Investment grade securities are securities rated in the top four ratings categories by a nationally recognized statistical rating organization. In selecting the Fund's investments, the Adviser will consider preservation of capital, the potential for realizing capital appreciation, sector rotation, maturity and yield to maturity. The Adviser will monitor the Fund's investments in response to its appraisal of changing economic conditions and trends. The Fund is managed to maintain a dollar-weighted average maturity of between five and ten years. The Fund's investment approach, with its emphasis on bonds and other fixed income securities is expected to produce current income with moderate risk to capital.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


PRINCIPAL RISKS OF INVESTING IN THE INTERMEDIATE BOND FUND

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.


Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Trust Class Shares from year to year.*


                         1993               9.61%
                         1994              (4.87)%
                         1995              18.09%
                         1996               1.58%
                         1997               8.63%
                         1998               6.66%

                     BEST QUARTER       WORST QUARTER
                        6.42%              (3.99)%
                       (6/30/95)          (3/31/94)


*  The performance information shown above is based on a calendar year.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1998 TO THOSE OF THE LEHMAN BROTHERS AGGREGATE BOND INDEX.



TRUST CLASS SHARES                         1 YEAR    5 YEARS    SINCE INCEPTION
--------------------------------------------------------------------------------

Intermediate Bond Fund                      6.66%     5.75%     5.99%*

Lehman Brothers Aggregate Bond Index        8.67%     7.27%     7.41%**


*Since September 28, 1992
**Since September 30, 1992


WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE SHAREHOLDER FEES THAT YOU MAY PAY IF YOU PURCHASE OR SELL FUND SHARES. YOU WOULD PAY THESE FEES DIRECTLY FROM YOUR INVESTMENT IN THE FUND.


SHAREHOLDER FEES                                                                TRUST CLASS SHARES
--------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of                     None
offering price)
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
Distributions (as a percentage of offering price)                                        None
Redemption Fee (as a percentage of amount redeemed, if applicable)                       None
Exchange Fee                                                                             None
Maximum Account Fee                                                                      None

ANNUAL FUND OPERATING EXPENSES*+

                                          TRUST CLASS SHARES
------------------------------------------------------------
Management Fees                                  0.60%
Distribution and Service (12b-1) Fees            0.15%
Other Expenses                                   0.52%
                                                 -----
Total Annual Fund Operating Expenses             1.27%

Under the shareholder service plan, the Trust Class Shares may pay the Distributor a negotiated fee at a rate of up to 0.25% annually of the average daily net assets of the Fund.


EVERY MUTUAL FUND HAS OPERATING EXPENSES TO PAY FOR SERVICES SUCH AS PROFESSIONAL ADVISORY, SHAREHOLDER, DISTRIBUTION, ADMINISTRATION AND CUSTODY SERVICES AND OTHER COSTS OF DOING BUSINESS. THIS TABLE DESCRIBES THE HIGHEST FEES AND EXPENSES THAT YOU MAY PAY INDIRECTLY IF YOU HOLD SHARES OF THE FUND.


* The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and the Distributor are voluntarily waiving a portion of their fees. Actual Management Fees, Distribution Fees and Total Operating Expenses are 0.60%, 0.00% and 0.92%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "The Investment Adviser and Investment Team" and "Dividends, Distributions and Taxes."


+ The Annual Fund Operating Expenses have been restated from fiscal year amounts to reflect current fees.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                             1 YEAR    3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------------------
 Trust Class Shares                            $129      $403       $697     $1,534


GOVERNMENT BOND FUND

FUND SUMMARY

Investment Goal                    High current income with preservation of
                                   capital


Investment Focus                   Bonds and other fixed income securities


Share Price Volatility             Medium


Principal Investment Strategy      Investing in bonds issued or guaranteed by
                                   the U.S. Government, its agencies or
                                   instrumentalities


Investor Profile                   Conservative, income-oriented investors who
                                   have medium- to long-term time horizon and
                                   who seek a high level of current income and
                                   are willing to tolerate a moderate degree of
                                   price fluctuation


INVESTMENT STRATEGY OF THE GOVERNMENT BOND FUND


The Fund invests primarily in bonds and other fixed income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities including U.S. Treasury bonds, notes and bills, Government National Mortgage Association mortgage-backed pass-through certificates and mortgage-backed securities issued by the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation. Under normal conditions, at least 65% of the Fund's total assets will be invested in U.S. Government securities, including bonds and repurchase agreements secured by U.S. Government securities. Any remaining assets may be invested in fixed income securities that are not U.S. Government securities. There are no limits on the dollar-weighted average portfolio maturity of the Fund. The Fund's investment approach, with its emphasis on debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities is expected to produce current income with moderate risk to principal.


Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

PRINCIPAL RISKS OF INVESTING IN THE GOVERNMENT BOND FUND

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.


Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.



PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Trust Class Shares from year to year.*

                         1996               0.40%
                         1997               8.22%
                         1998               7.80%


                      BEST QUARTER       WORST QUARTER
                         3.82%              (3.00)%
                         (9/30/98)          (3/31/96)

*  The performance information shown above is based on a calendar year.



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1998 TO THOSE OF THE LEHMAN BROTHERS GOVERNMENT BOND INDEX.




TRUST CLASS SHARES                            1 YEAR       SINCE INCEPTION
--------------------------------------------------------------------------
Government Bond Fund                           7.80%            7.92%*
Lehman Brothers Government Bond Index          9.85%            9.18%**


*Since April 5, 1995
**Since April 30, 1995

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.


FUND FEES AND EXPENSES


THIS TABLE DESCRIBES THE SHAREHOLDER FEES THAT YOU MAY PAY IF YOU PURCHASE OR SELL FUND SHARES. YOU WOULD PAY THESE FEES DIRECTLY FROM YOUR INVESTMENT IN THE FUND.




SHAREHOLDER FEES                                                                TRUST CLASS SHARES
--------------------------------------------------------------------------------------------------

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of                     None
offering price)
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
Distributions (as a percentage of offering price)                                        None
Redemption Fee (as a percentage of amount redeemed, if applicable)                       None
Exchange Fee                                                                             None
Maximum Account Fee                                                                      None


ANNUAL FUND OPERATING EXPENSES*+

                                                                                TRUST CLASS SHARES
--------------------------------------------------------------------------------------------------
Management Fees                                                                         0.60%
Distribution and Service (12b-1) Fees                                                   0.15%
Other Expenses                                                                          0.50%
                                                                                        -----
Total Annual Fund Operating Expenses                                                    1.25%


Under the shareholder service plan, the Trust Class Shares may pay the Distributor a negotiated fee at a rate of up to 0.25% annually of the average daily net assets of the Fund.


EVERY MUTUAL FUND HAS OPERATING EXPENSES TO PAY FOR SERVICES SUCH AS PROFESSIONAL ADVISORY, SHAREHOLDER, DISTRIBUTION, ADMINISTRATION AND CUSTODY SERVICES AND OTHER COSTS OF DOING BUSINESS. THIS TABLE DESCRIBES THE HIGHEST FEES AND EXPENSES THAT YOU MAY PAY INDIRECTLY IF YOU HOLD SHARES OF THE FUND.


* The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and the Distributor are voluntarily waiving a portion of their fees. Actual Management Fees, Distribution Fees and Total Operating Expenses are 0.50%, 0.00% and 0.71%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "The Investment Adviser and Investment Team" and "Dividends, Distributions and Taxes."


+ The Annual Fund Operating Expenses have been restated from fiscal year amounts to reflect current fees.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                1 YEAR    3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------
Trust Class Shares               $127       $397      $686     $1,511



VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

FUND SUMMARY

Investment Goal                    High current income exempt from federal and
                                   Virginia income tax

Investment Focus                   Virginia municipal bonds

Share Price Volatility             Low to medium

Principal Investment Strategy      Investing in municipal bonds of investment
                                   grade quality

Investor Profile                   Conservative, income-oriented investors who
                                   are Virginia residents, have short- to
                                   medium-term time horizons, and seek current tax exempt income with a relatively low to moderate degree of price fluctuation

INVESTMENT STRATEGY OF THE VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND


The Fund invests primarily (at least 80% of its assets) in municipal bonds which are free from federal and Virginia income tax. Such investments include fixed, variable, or floating rate general obligation and revenue bonds; zero coupon and asset-backed securities; tax, revenue, or bond anticipation notes; and tax exempt commercial paper. All such instruments must be investment grade. Investment grade securities are securities rated in the top four ratings categories by a nationally recognized statistical rating organization. In selecting the Fund's investments, stability and growth of principal are considered. The Fund is managed to maintain a dollar-weighted average maturity of between five and ten years. The Fund's investment approach, with its emphasis on municipal bonds, is expected to produce current income with moderate risk to principal.


PRINCIPAL RISKS OF INVESTING IN THE VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND


The Fund is subject to the risk that its market segment, Virginia municipal securities, may underperform other equity market segments or the equity market as a whole.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.


The Fund's concentration of investments in securities of issuers located in Virginia subjects the Fund to economic and government policies of that state.
As a result the Fund will be more susceptible to factors which adversely affect issuers of Virginia obligations than a mutual fund that does not have as great a concentration in Virginia municipal obligations.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.


PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Trust Class Shares from year to year.*

                          1994          (6.45)%
                          1995          14.25%
                          1996           2.95%
                          1997           7.25%
                          1998           5.22%

                      BEST QUARTER    WORST QUARTER
                         5.99%          (6.80)%
                       (3/31/95)       (3/31/94)

*  The performance information shown above is based on a calendar year.



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1998 TO THOSE OF THE LEHMAN BROTHERS GENERAL OBLIGATION BOND INDEX.




TRUST CLASS SHARES                               1 YEAR    5 YEARS   SINCE INCEPTION
------------------------------------------------------------------------------------
Virginia Intermediate Municipal Bond Fund         5.22%     4.43%        5.29%*
Lehman Brothers General Obligation Bond Index     6.68%     6.13%        6.92%**

*Since January 11, 1993
**Since January 31, 1993


WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES


THIS TABLE DESCRIBES THE SHAREHOLDER FEES THAT YOU MAY PAY IF YOU PURCHASE OR SELL FUND SHARES. YOU WOULD PAY THESE FEES DIRECTLY FROM YOUR INVESTMENT IN THE FUND.



SHAREHOLDER FEES                                                                TRUST CLASS SHARES
--------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of                     None
 offering price)
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
Distributions (as a percentage of offering price)                                        None
Redemption Fee (as a percentage of amount redeemed, if applicable)                       None
Exchange Fee                                                                             None
Maximum Account Fee                                                                      None


ANNUAL FUND OPERATING EXPENSES*+

                                                                                TRUST CLASS SHARES
--------------------------------------------------------------------------------------------------
Management Fees                                                                         0.50%
Distribution and Service (12b-1) Fees                                                   0.15%
Other Expenses                                                                          0.53%
                                                                                        -----
Total Annual Fund Operating Expenses                                                    1.18%

Under the shareholder service plan, the Trust Class Shares may pay the Distributor a negotiated fee at a rate of up to 0.25% annually of the average daily net assets of the Fund.


EVERY MUTUAL FUND HAS OPERATING EXPENSES TO PAY FOR SERVICES SUCH AS PROFESSIONAL ADVISORY, SHAREHOLDER, DISTRIBUTION, ADMINISTRATION AND CUSTODY SERVICES AND OTHER COSTS OF DOING BUSINESS. THIS TABLE DESCRIBES THE HIGHEST FEES AND EXPENSES THAT YOU MAY PAY INDIRECTLY IF YOU HOLD SHARES OF THE FUND.


* The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and the Distributor are voluntarily waiving a portion of their fees. Actual Management Fees, Distribution Fees and Total Operating Expenses are 0.50%, 0.00% and 0.83%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "The Investment Adviser and Investment Team" and "Dividends, Distributions and Taxes."


+ The Annual Fund Operating Expenses have been restated from fiscal year amounts to reflect current fees.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:



                                                 1 YEAR    3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------
Trust Class Shares                                $120       $375      $649     $1,432

VIRGINIA MUNICIPAL BOND FUND

FUND SUMMARY

Investment Goal                    High current income exempt from federal and
                                   Virginia income tax

Investment Focus                   Virginia municipal bonds

Share Price Volatility             Medium

Principal Investment Strategy      Investing in municipal bonds of investment
                                   grade quality

Investor Profile                   Conservative, income-oriented investors who
                                   are Virginia residents, have medium- to long-term time horizons, seek current tax exempt income and are willing to tolerate a moderate degree of price fluctuation


INVESTMENT STRATEGY OF THE VIRGINIA MUNICIPAL BOND FUND


The Fund invests primarily (at least 80% of its assets) in municipal bonds which are free from federal and Virginia income tax. Such investments include fixed, variable, or floating rate general obligation and revenue bonds; zero coupon and asset-backed securities; tax revenue, or bond anticipation notes; and tax exempt commercial paper. All such instruments must be investment grade. Investment grade securities are securities rated in the top four ratings categories by a nationally recognized statistical rating organization. There are no limits on the dollar weighted average portfolio maturity of the Fund. The Fund's investment approach, with its emphasis on municipal bonds, is expected to produce current income with moderate risk to principal.


PRINCIPAL RISKS OF INVESTING IN THE VIRGINIA MUNICIPAL BOND FUND


The Fund is subject to the risk that its market segment, Virginia municipal securities, may underperform other equity market segments or the equity market as a whole.


There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.


The Fund's concentration of investments in securities of issuers located in Virginia subjects the Fund to economic and government policies of that state. As a result, the Fund will be more susceptible to factors which adversely affect issuers of Virginia obligations than a mutual fund that does not have as great a concentration in Virginia municipal obligations.


The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.


PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Trust Class Shares from year to year.*

                            1996           1.68%
                            1997           8.82%
                            1998           5.86%

                         BEST QUARTER   WORST QUARTER
                            3.41%         (2.73)%
                          (6/30/97)      (3/31/96)

*  The performance information shown above is based on a calendar year.



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1998 TO THOSE OF THE LEHMAN BROTHERS GENERAL OBLIGATION BOND INDEX.




TRUST CLASS SHARES                                   1 YEAR    SINCE INCEPTION
------------------------------------------------------------------------------
Virginia Municipal Bond Fund                          5.86%        6.69%*
Lehman Brothers General Obligation Bond Index         6.68%        7.99%**

*Since April 5, 1995
**Since April 30, 1995


WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES


THIS TABLE DESCRIBES THE SHAREHOLDER FEES THAT YOU MAY PAY IF YOU PURCHASE OR SELL FUND SHARES. YOU WOULD PAY THESE FEES DIRECTLY FROM YOUR INVESTMENT IN THE FUND.



SHAREHOLDER FEES                                                                TRUST CLASS SHARES
--------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of                     None
offering price)
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
Distributions (as a percentage of offering price)                                        None
Redemption Fee (as a percentage of amount redeemed, if applicable)                       None
Exchange Fee                                                                             None
Maximum Account Fee                                                                      None


ANNUAL FUND OPERATING EXPENSES*+

                                                                                TRUST CLASS SHARES
--------------------------------------------------------------------------------------------------
Management Fees                                                                       0.60%
Distribution and Service (12b-1) Fees                                                 0.15%
Other Expenses                                                                        0.55%
                                                                                      -----
Total Annual Fund Operating Expenses                                                  1.30%


Under the shareholder service plan, the Trust Class Shares may pay the Distributor a negotiated fee at a rate of up to 0.25% annually of the average daily net assets of the Fund.


EVERY MUTUAL FUND HAS OPERATING EXPENSES TO PAY FOR SERVICES SUCH AS PROFESSIONAL ADVISORY, SHAREHOLDER, DISTRIBUTION, ADMINISTRATION AND CUSTODY SERVICES AND OTHER COSTS OF DOING BUSINESS. THIS TABLE DESCRIBES THE HIGHEST FEES AND EXPENSES THAT YOU MAY PAY INDIRECTLY IF YOU HOLD SHARES OF THE FUND.


* The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and the Distributor are voluntarily waiving a portion of their fees. Actual Management Fees, Distribution Fees and Total Operating Expenses are 0.50%, 0.00% and 0.74%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "The Investment Adviser and Investment Team" and "Dividends, Distributions and Taxes."


+ The Annual Fund Operating Expenses have been restated from fiscal year amounts to reflect current fees.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:



                                         1 YEAR    3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
Trust Class Shares                        $132       $412      $713     $1,568

MARYLAND MUNICIPAL BOND FUND

FUND SUMMARY

Investment Goal                    High current income exempt from federal and
                                   Maryland income tax

Investment Focus                   Maryland municipal bonds

Share Price Volatility             Medium


Principal Investment Strategy      Investing in municipal bonds of investment
                                   grade quality


Investor Profile                   Conservative, income-oriented investors who
                                   are Maryland residents, have medium- to long-term horizons, seek current tax exempt income and are willing to tolerate a moderate degree of price fluctuation


INVESTMENT STRATEGY OF THE MARYLAND MUNICIPAL BOND FUND


The Fund invests primarily (at least 80% of its assets) in municipal bonds which are free from federal and Maryland income tax. Such investments include fixed, variable, or floating rate general obligation and revenue bonds; zero coupon and asset-backed securities; tax revenue, or bond anticipation notes; and tax exempt commercial paper. All such instruments must be investment grade. Investment grade securities are securities rated in the top four ratings categories by a nationally recognized statistical rating organization. There are no limits on the dollar weighted average portfolio maturity of the Fund. The Fund's investment approach, with its emphasis on municipal bonds, is expected to produce current income with moderate risk to principal.


PRINCIPAL RISKS OF INVESTING IN THE MARYLAND MUNICIPAL BOND FUND


The Fund is subject to the risk that its market segment, Maryland municipal securities, may underperform other equity market segments or the equity market as a whole.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund's concentration of investments in securities of issuers located in Maryland subjects the Fund to economic and government policies of that state. As a result, the Fund will be more susceptible to factors which adversely affect issuers of Maryland obligations than a mutual fund that does not have as great a concentration in Maryland municipal obligations.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.


PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Trust Class Shares from year to year.*

                            1997           8.78%
                            1998           5.87%

                         BEST QUARTER   WORST QUARTER
                            3.58%         (0.70)%
                          (6/30/97)      (3/31/97)

*  The performance information shown above is based on a calendar year.



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1998 TO THOSE OF THE LEHMAN BROTHERS GENERAL OBLIGATION BOND INDEX.




TRUST CLASS SHARES                                 1 YEAR    SINCE INCEPTION
----------------------------------------------------------------------------
Maryland Municipal Bond Fund                        5.87%         5.12%*
Lehman Brothers General Obligation Bond Index       6.68%         7.60%**

*Since March 1, 1996
**Since March 31, 1996


WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES


THIS TABLE DESCRIBES THE SHAREHOLDER FEES THAT YOU MAY PAY IF YOU PURCHASE OR SELL FUND SHARES. YOU WOULD PAY THESE FEES DIRECTLY FROM YOUR INVESTMENT IN THE FUND.



SHAREHOLDER FEES                                                                TRUST CLASS SHARES
--------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of                     None
offering price)
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
Distributions (as a percentage of offering price)                                        None
Redemption Fee (as a percentage of amount redeemed, if applicable)                       None
Exchange Fee                                                                             None
Maximum Account Fee                                                                      None

ANNUAL FUND OPERATING EXPENSES*+

                                                                                TRUST CLASS SHARES
--------------------------------------------------------------------------------------------------
Management Fees                                                                         0.60%
Distribution and Service (12b-1) Fees                                                   0.15%
Other Expenses                                                                          0.63%
                                                                                        -----
Total Annual Fund Operating Expenses                                                    1.38%

Under the shareholder service plan, the Trust Class Shares may pay the Distributor a negotiated fee at a rate of up to 0.25% annually of the average daily net assets of the Fund.


EVERY MUTUAL FUND HAS OPERATING EXPENSES TO PAY FOR SERVICES SUCH AS PROFESSIONAL ADVISORY, SHAREHOLDER, DISTRIBUTION, ADMINISTRATION AND CUSTODY SERVICES AND OTHER COSTS OF DOING BUSINESS. THIS TABLE DESCRIBES THE HIGHEST FEES AND EXPENSES THAT YOU MAY PAY INDIRECTLY IF YOU HOLD SHARES OF THE FUND.


* The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and the Distributor are voluntarily waiving a portion of their fees. Actual Management Fees, Distribution Fees and Total Operating Expenses are 0.25%, 0.00% and 0.68%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "The Investment Adviser and Investment Team" and "Dividends, Distributions and Taxes."


+ The Annual Fund Operating Expenses have been restated from fiscal year amounts to reflect current fees.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:



                                        1 YEAR    3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------
Trust Class Shares                       $140       $437      $755     $1,657

VALUE FUND

FUND SUMMARY

Investment Goal                    Long-term capital appreciation

Investment Focus                   Common stocks

Share Price Volatility             Medium


Principal Investment Strategy      Investing in a diversified portfolio of
                                   equity securities of domestic companies with market capitalizations of at least $1 billion


Investor Profile                   Investors with medium- to long-term time
                                   horizons who can tolerate a moderate degree of price fluctuation and who wish to establish core equity holdings of a diversified investment portfolio


INVESTMENT STRATEGY OF THE VALUE FUND


The Fund invests primarily in common stock of domestic companies with market capitalizations of at least $1 billion. Such investments include securities convertible into common stock, such as convertible bonds and convertible preferred stock rated investment grade or better. Investment grade securities are securities rated in the top four ratings categories by a nationally recognized statistical rating organization. The Adviser selects these stocks from a list of companies traded in the U.S. securities markets. In choosing its investments, the Adviser considers the fundamental characteristics of growth and value in determining the price to earnings ratio and the financial strength of the Fund's securities. The Fund's investment approach, with its emphasis on common stocks of larger capitalization companies, is expected to provide returns consistent with the performance of the U.S. stock market.


PRINCIPAL RISKS OF INVESTING IN THE VALUE FUND


Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Trust Class Shares from year to year.*

                            1993          10.20%
                            1994          (0.81)%
                            1995          29.38%
                            1996          19.06%
                            1997          27.69%
                            1998          18.20%

                         BEST QUARTER   WORST QUARTER
                            17.38%        (10.36)%
                           (6/30/97)      (9/30/98)

*  The performance information shown above is based on a calendar year.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1998 TO THOSE OF THE S&P 500 COMPOSITE INDEX.


TRUST CLASS SHARES                   1 YEAR    5 YEARS   SINCE INCEPTION
------------------------------------------------------------------------
Value Fund                           18.20%     18.19%       17.27%*
S&P 500 Composite Index              28.60%     24.05%       21.60%**

*Since September 28, 1992
**Since September 30, 1992


WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES


THIS TABLE DESCRIBES THE SHAREHOLDER FEES THAT YOU MAY PAY IF YOU PURCHASE OR SELL FUND SHARES. YOU WOULD PAY THESE FEES DIRECTLY FROM YOUR INVESTMENT IN THE FUND.




SHAREHOLDER FEES                                                                TRUST CLASS SHARES
--------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of                     None
offering price)
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
Distributions (as a percentage of offering price)                                        None
Redemption Fee (as a percentage of amount redeemed, if applicable)                       None
Exchange Fee                                                                             None
Maximum Account Fee                                                                      None


ANNUAL FUND OPERATING EXPENSES*+

                                                                                TRUST CLASS SHARES
--------------------------------------------------------------------------------------------------
Management Fees                                                                       0.75%
Distribution and Service (12b-1) Fees                                                 0.15%
Other Expenses                                                                        0.52%
                                                                                      -----
Total Annual Fund Operating Expenses                                                  1.42%

Under the shareholder service plan, the Trust Class Shares may pay the Distributor a negotiated fee at a rate of up to 0.25% annually of the average daily net assets of the Fund.


EVERY MUTUAL FUND HAS OPERATING EXPENSES TO PAY FOR SERVICES SUCH AS PROFESSIONAL ADVISORY, SHAREHOLDER, DISTRIBUTION, ADMINISTRATION AND CUSTODY SERVICES AND OTHER COSTS OF DOING BUSINESS. THIS TABLE DESCRIBES THE HIGHEST FEES AND EXPENSES THAT YOU MAY PAY INDIRECTLY IF YOU HOLD SHARES OF THE FUND.


* The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and the Distributor are voluntarily waiving a portion of their fees. Actual Management Fees, Distribution Fees and Total Operating Expenses are 0.75%, 0.00% and 1.12%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "The Investment Adviser and Investment Team" and "Dividends, Distributions and Taxes."


+ The Annual Fund Operating Expenses have been restated from fiscal year amounts to reflect current fees.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:



                                        1 YEAR    3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------
Trust Class Shares                       $145       $449      $776     $1,702

CAPITAL APPRECIATION FUND

FUND SUMMARY

Investment Goal                    Long-term capital appreciation

Investment Focus                   Common stocks

Share Price Volatility             High

Principal Investment Strategy      Investing in equity securities of domestic
                                   companies with above average growth rates and medium to large market capitalizations

Investor Profile                   Investors with long-term time horizons who
                                   can tolerate a moderate to above average degree of price fluctuation


INVESTMENT STRATEGY OF THE CAPITAL APPRECIATION FUND


The Fund invests primarily in common stock of domestic companies with medium to large market capitalizations of at least $250 million. Such investments include securities convertible into common stock, such as convertible bonds and convertible preferred stock rated investment grade or better. Investment grade securities are securities rated in the top four ratings categories by a nationally recognized statistical rating organization. The Adviser selects these stocks from a list of companies traded in the U.S. securities markets. In choosing its investments, the Adviser considers the fundamental characteristics of growth and value in determining the price to earnings ratio and the financial strength of the Fund's securities. The Fund's investment approach, with its emphasis on common stocks, is expected to provide returns consistent with the performance of the U.S. stock market.


PRINCIPAL RISKS OF INVESTING IN THE CAPITAL APPRECIATION FUND

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may have limited product lines, markets and financial resources.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Trust Class Shares from year to year.*

                          1994             (1.91)%
                          1995              23.78%
                          1996              20.96%
                          1997              26.75%
                          1998              28.88%

                      BEST QUARTER      WORST QUARTER
                         26.34%            (13.63)%
                       (12/31/98)          (9/30/98)

*  The performance information shown above is based on a calendar year.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1998 TO THOSE OF THE RUSSELL 1000 GROWTH INDEX.


TRUST CLASS SHARES                 1 YEAR       5 YEARS     SINCE INCEPTION
---------------------------------------------------------------------------
   Capital Appreciation Fund       28.88%       19.13%          16.35%*
   Russell 1000 Growth Index       38.71%       25.70%          22.15%**

*Since January 11, 1993
**Since January 31, 1993


WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.


FUND FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you purchase or sell Fund shares. You would pay these fees directly from your investment in the Fund.


   SHAREHOLDER FEES                                                                        TRUST CLASS SHARES
-------------------------------------------------------------------------------------------------------------
   Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)            None
   Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                       None
   Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
   Distributions (as a percentage of offering price)                                               None
   Redemption Fee (as a percentage of amount redeemed, if applicable)                              None
   Exchange Fee                                                                                    None
   Maximum Account Fee                                                                             None

ANNUAL FUND OPERATING EXPENSES*+



                                                          TRUST CLASS SHARES
-------------------------------------------------------------------------------
   Management Fees                                               0.75%
   Distribution and Service (12b-1) Fees                         0.15%
   Other Expenses                                                0.52%
                                                                 -----
   Total Annual Fund Operating Expenses                          1.42%

Under the shareholder service plan, the Trust Class Shares may pay the Distributor a negotiated fee at a rate of up to 0.25% annually of the average daily net assets of the Fund.


EVERY MUTUAL FUND HAS OPERATING EXPENSES TO PAY FOR SERVICES SUCH AS PROFESSIONAL ADVISORY, SHAREHOLDER, DISTRIBUTION, ADMINISTRATION AND CUSTODY SERVICES AND OTHER COSTS OF DOING BUSINESS. THIS TABLE DESCRIBES THE HIGHEST FEES AND EXPENSES THAT YOU MAY PAY INDIRECTLY IF YOU HOLD SHARES OF THE FUND.


* The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and the Distributor are voluntarily waiving a portion of their fees. Actual Management Fees, Distribution Fees and Total Operating Expenses are 0.75%, 0.00% and 1.12%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "The Investment Adviser and Investment Team" and "Dividends, Distributions and Taxes."


+ The Annual Fund Operating Expenses have been restated from fiscal year amounts to reflect current fees.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                      1 YEAR    3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
   Trust Class Shares                  $145       $449      $776      $1,702

SPECIAL EQUITY FUND

Fund Summary

Investment Goal                         Long-term capital appreciation

Investment Focus                        Common stocks

Share Price Volatility                  High


Principal Investment Strategy           Investing in equity securities of
                                        domestic companies with market
                                        capitalizations between $250 million and
                                        $2 billion


Investor Profile                        Investors with long-term time horizons
                                        who can tolerate an above average degree of price fluctuation

INVESTMENT STRATEGY OF THE SPECIAL EQUITY FUND


The Fund invests primarily in common stock of domestic companies with market capitalizations between $250 million and $2 billion. Such investments include securities convertible into common stock, such as convertible bonds and convertible preferred stock. The Fund may also invest in securities having common stock characteristics, such as rights and warrants. Representative industries may include, but are not limited to, technology, health care and biotechnology, environmental services, communications, energy and alternative energy. In choosing its investments, the Adviser considers the fundamental characteristics of growth and value in determining the price to earnings ratio and the financial strength of the Fund's securities. The Fund's investment approach, with its emphasis on common stocks of smaller capitalization companies, is expected to offer potentially higher returns and a significant level of volatility relative to equity funds that invest in stocks of larger companies.


Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

PRINCIPAL RISKS OF INVESTING IN THE SPECIAL EQUITY FUND

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may have limited product lines, markets and financial resources.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends.


PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Trust Class Shares from year to year.*

                          1993              14.18%
                          1994            (10.89)%
                          1995              24.32%
                          1996              15.70%
                          1997              23.07%
                          1998             (8.47)%

                      BEST QUARTER      WORST QUARTER
                         21.57%           (27.23)%
                       (12/31/98)        (9/30/98)

*  The performance information shown above is based on a calendar year.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1998 TO THOSE OF THE RUSSELL 2000 GROWTH INDEX.


   TRUST SHARES CLASS           1 YEAR         5 YEARS        SINCE INCEPTION
-------------------------------------------------------------------------------
   Special Equity Fund         (8.47)%          7.63%             11.24%*
   Russell 2000 Growth Index     1.23%         10.22%             13.08%**

*Since September 28, 1992
**Since September 30, 1992


WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES


THIS TABLE DESCRIBES THE SHAREHOLDER FEES THAT YOU MAY PAY IF YOU PURCHASE OR SELL FUND SHARES. YOU WOULD PAY THESE FEES DIRECTLY FROM YOUR INVESTMENT IN THE FUND.


SHAREHOLDER FEES                                                                           TRUST CLASS SHARES
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)              None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                         None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
Distributions (as a percentage of offering price)                                                 None
Redemption Fee (as a percentage of amount redeemed, if applicable)                                None
Exchange Fee                                                                                      None
Maximum Account Fee                                                                               None

ANNUAL FUND OPERATING EXPENSES*+

                                                          TRUST CLASS SHARES
-------------------------------------------------------------------------------
   Management Fees                                               0.75%
   Distribution and Service (12b-1) Fees                         0.15%
   Other Expenses                                                0.51%
                                                                 -----
   Total Annual Fund Operating Expenses                          1.41%

Under the shareholder service plan, the Trust Class Shares may pay the Distributor a negotiated fee at a rate of up to 0.25% annually of the average daily net assets of the Fund.


EVERY MUTUAL FUND HAS OPERATING EXPENSES TO PAY FOR SERVICES SUCH AS PROFESSIONAL ADVISORY, SHAREHOLDER, DISTRIBUTION, ADMINISTRATION AND CUSTODY SERVICES AND OTHER COSTS OF DOING BUSINESS. THIS TABLE DESCRIBES THE HIGHEST FEES AND EXPENSES THAT YOU MAY PAY INDIRECTLY IF YOU HOLD SHARES OF THE FUND.


* The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and the Distributor are voluntarily waiving a portion of their fees. Actual Management Fees, Distribution Fees and Total Operating Expenses are 0.75%, 0.00% and 1.11%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "The Investment Adviser and Investment Team" and "Dividends, Distributions and Taxes."


+ The Annual Fund Operating Expenses have been restated from fiscal year amounts to reflect current fees.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                      1 YEAR    3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
   Trust Class Shares                  $144       $446      $771      $1,691

MORE INFORMATION ABOUT RISK


EQUITY RISK - Investments in equity securities        Limited Term Bond Fund
and equity derivatives in general are subject
to market risks that may cause their prices to        Intermediate Bond Fund
fluctuate over time. The value of securities
convertible into equity securities, such as           Value Fund
warrants or convertible debt, is also affected
by prevailing interest rates, the credit              Capital Appreciation Fund
quality of the issuer and any call provision.
Fluctuations in the value of equity securities        Special Equity Fund
in which a mutual fund invests will cause a
fund's net asset value to fluctuate.  An
investment in a portfolio of equity securities
may be more suitable for long-term investors
who can bear the risk of these share price
fluctuations.

   CONVERTIBLE SECURITIES - Convertible securities    Limited Term Bond Fund
   have characteristics of both fixed income and
   equity securities.  The value of the               Intermediate Bond Fund
   convertible security tends to move with the
   market value of the underlying stock, but may      Value Fund
   also be affected by interest rates, credit
   quality of the issuer and any call provisions.     Capital Appreciation Fund

                                                      Special Equity Fund

FIXED INCOME RISK - The market value of fixed         Limited Term Bond Fund
income investments change in response to
interest rate changes and other factors.              Intermediate Bond Fund
During periods of falling interest rates, the
values of outstanding fixed income securities         Government Bond Fund
generally rise.  Moreover, while securities
with longer maturities tend to produce higher
yields, the prices of longer maturity
securities are also subject to greater market
fluctuations as a result of changes in interest
rates.  In addition to these fundamental risks,
different types of fixed income securities may
be subject to the following additional risks:

   CALL RISK - During periods of falling interest     Limited Term Bond Fund
   rates, certain debt obligations with high
   interest rates may be prepaid (or called) by       Intermediate Bond Fund
   the issuer prior to maturity.  This may cause a
   Fund's average weighted maturity to fluctuate,     Government Bond Fund
   and may require a Fund to invest the resulting
   proceeds at lower interest rates.


                                   Page 41 of 55

   CREDIT RISK - The possibility that an issuer       Limited Term Bond Fund
   will be unable to make timely payments of
   either principal or interest.  Since a Fund        Intermediate Bond Fund
   purchases securities backed by credit
   enhancements from banks and other financial        Government Bond Fund
   institutions, changes in the credit ratings of
   these institutions could cause the Fund to lose
   money and may affect the Fund's share price.

MUNICIPAL ISSUER RISK - There may be economic         Virginia Intermediate
or political changes that impact the ability of       Municipal Bond Fund
municipal issuers to repay principal and to
make interest payments on municipal securities.       Virginia Municipal Bond
Changes to the financial condition or credit          Fund
rating of municipal issuers may also adversely
affect the value of a Fund's municipal                Maryland Municipal Bond
securities.  Constitutional or legislative            Fund
limits on borrowing by municipal issuers may
result in reduced supplies of municipal
securities. Moreover, certain municipal
securities are backed only by a municipal
issuer's ability to levy and collect taxes.  In
addition, a Fund's concentration of investments
in issuers located in a single state makes the
Fund more susceptible to adverse political or
economic developments affecting that state.  A
Fund also may be riskier than mutual funds that
buy securities of issuers in numerous states.

MORTGAGE-BACKED SECURITIES - Mortgage-backed          Limited Term Bond Fund
securities are fixed income securities
representing an interest in a pool of                 Intermediate Bond Fund
underlying mortgage loans. They are sensitive
to changes in interest rates, but may respond         Government Bond Fund
to these changes differently from other fixed
income securities due to the possibility of
prepayment of the underlying mortgage loans.
As a result, it may not be possible to
determine in advance the actual maturity date
or average life of a mortgage-backed security.
Rising interest rates tend to discourage
refinancings, with the result that the average
life and volatility of the security will
increase, exacerbating its decrease in market
price.  When interest rates fall, however,
mortgage-backed securities may not gain as much
in market value because of the expectation of
additional mortgage prepayments that must be
reinvested at lower interest rates.  Prepayment
risk may make it difficult to calculate the
average maturity of a fund of mortgage-backed
securities and, therefore, to assess the
volatility risk of that fund.


                                   Page 42 of 55

FOREIGN SECURITY RISKS - Investments in               Limited Term Bond Fund
securities of foreign companies or governments
can be more volatile than investments in U.S.         Intermediate Bond Fund
companies or governments.  Diplomatic,
political, or economic developments, including        Value Fund
nationalization or appropriation, could affect
investments in foreign countries. Foreign             Capital Appreciation Fund
securities markets generally have less trading
volume and less liquidity than U.S. markets.          Special Equity Fund
In addition, the value of securities
denominated in foreign currencies, and of
dividends from such securities, can change
significantly when foreign currencies
strengthen or weaken relative to the U.S.
dollar.  Foreign companies or governments
generally are not subject to uniform
accounting, auditing, and financial reporting
standards comparable to those applicable to
domestic U.S. companies or governments.
Transaction costs are generally higher than
those in the U.S. and expenses for custodial
arrangements of foreign securities may be
somewhat greater than typical expenses for
custodial arrangements of similar U.S.
securities.  Some foreign governments levy
withholding taxes against dividend and interest
income.  Although in some countries a portion
of these taxes are recoverable, the
non-recovered portion will reduce the income
received from the securities comprising the
portfolio.

EVENT RISK - Securities may suffer declines in        Limited Term Bond Fund
credit quality and market value due to
corporate or governmental restructurings.             Intermediate Bond Fund
While this risk may be high for certain
securities held by a Fund, the overall risk           Government Bond Fund
should be reduced because of the Fund's
multiple holdings.

YEAR 2000 RISK - The Funds depend on the smooth       All Funds
functioning of computer systems in almost every
aspect of their business. Like other mutual
funds, businesses and individuals around the
world, the Funds could be adversely affected if
the computer systems used by its service
providers do not properly process dates on and
after January 1, 2000, and distinguish between
the year 2000 and the year 1900.  The Funds
have asked their service providers whether they
expect to have their computer systems adjusted
for the year 2000 transition, and are seeking
assurances from each service provider that they
are devoting significant resources to prevent
material adverse consequences to the Funds.
While it is likely that


                                   Page 43 of 55

such assurances will be obtained, the Funds and their shareholders may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which the Funds do business.

FUND INVESTMENTS

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information (SAI). Of course, we cannot guarantee that any Fund will achieve its investment goal.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each municipal bond fund may invest up to 100% of its assets in short-term municipal obligations, money market instruments and shares of money market mutual funds; each equity fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments, including repurchase agreements, and in the securities of other open-end management companies investing primarily in money market instruments that would not ordinarily be consistent with the Fund's objectives. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income.

THE INVESTMENT ADVISER AND INVESTMENT TEAM

INVESTMENT ADVISER

The Investment Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Directors supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Crestar Asset Management Company serves as the Adviser to the Funds. As of December 31, 1998, Crestar Asset Management Company had approximately $17 billion in assets under management. For the fiscal year ended November 30, 1998, Crestar Asset Management Company received advisory fees of:


          CASH RESERVE FUND                            0.36%
          U.S. TREASURY MONEY FUND                     0.38%
          TAX FREE MONEY FUND                          0.40%
          LIMITED TERM BOND FUND                       0.50%
          INTERMEDIATE BOND FUND                       0.60%
          GOVERNMENT BOND FUND                         0.50%
          VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND    0.50%
          VIRGINIA MUNICIPAL BOND FUND                 0.50%
          MARYLAND MUNICIPAL BOND FUND                 0.25%
          VALUE FUND                                   0.75%
          CAPITAL APPRECIATION FUND                    0.75%
          SPECIAL EQUITY FUND                          0.75%

On December 31, 1998, Crestar Financial Corporation (Crestar), the parent of Crestar Bank which is the parent of Crestar Asset Management Corporation, the Funds' Adviser, was acquired by SunTrust Banks, Inc. (SunTrust). On February 19, 1999, the Board of Directors of the CrestFunds approved a plan of reorganization with the STI Classic Funds (mutual funds that are served by investment advisers that are subsidiaries of SunTrust). Under the plan of reorganization, shareholders of each Fund of the CrestFunds will receive shares of a comparable class of the corresponding STI Fund. This plan of reorganization will be submitted for approval by shareholders of the CrestFunds at a Special Meeting of Shareholders expected to be held on May 7, 1999. The plan is also conditioned upon receiving the appropriate exemptive relief from the Securities and Exchange Commission.


INVESTMENT TEAM

The Funds are managed by teams of investment professionals from the Crestar Asset Management Company. No one person is primarily responsible for making investment recommendations to the teams.


PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to buy, sell (sometimes called "redeem") or exchange Trust Class Shares of the Funds.


HOW TO PURCHASE FUND SHARES


GENERAL INFORMATION


You may purchase shares on any day that the New York Stock Exchange and the Federal Reserve are open for business (a Business Day). Shares cannot be purchased by Federal Reserve Wire on days when either the New York Stock Exchange or the Federal Reserve is closed.

You may purchase shares through a representative of certain correspondent banks of Crestar Asset Management Company, or other financial institutions that have executed dealer agreements. Shares of the Funds may be purchased through procedures established by the banks in connection with the requirements of customer accounts.

A Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order.


The Adviser calculates each bond and equity fund's NAV once each Business Day at the regularly scheduled close of normal trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m., Eastern time). The NAV of the Tax Free Money Fund is determined as of 12:00 noon, Eastern time, and as of the regularly-scheduled close of normal trading on the NYSE. The NAV of the Cash Reserve Fund and the U.S. Treasury Money Fund is determined as of 1:00 p.m.,

Eastern time and as of the regularly-scheduled close of normal trading on the NYSE. So, to be eligible to receive dividends declared on the day you submit your purchase order, generally a Fund must receive your order before 4:00 p.m., Eastern time for each non-money market fund, 12:00 noon, Eastern time for the Tax Free Money Fund, and 1:00 p.m., Eastern time for the Cash
Reserve Fund and the U.S. Treasury Money Fund.


HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of all of the assets in the Fund.

In calculating NAV, the Adviser generally values a Fund's investment portfolio at market price (except the Cash Reserve Fund, U.S. Treasury Money Fund and Tax Free Money Fund). If market prices are unavailable or the Adviser believes that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Directors.

In calculating NAV for the Cash Reserve Fund, U.S. Treasury Money Fund and Tax Free Money Fund, the Adviser generally values a Fund's investment portfolio using the amortized cost valuation method, which is described in detail in the SAI. If the Adviser believes that this method is unreliable during certain market conditions or for other reasons, fair value prices may be determined in good faith using methods approved by the Board of Directors.

Some Funds hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the NAV of these Fund shares may change on days when you cannot purchase or sell Fund shares.

MINIMUM PURCHASES

To purchase Trust Class Shares for the first time, you must invest at least $1 million, except for agency accounts for which the minimum is $10,000, and qualified cash management accounts for which the minimum is waived, in any Fund. There is no minimum for subsequent investments.

We may accept investments of smaller amounts at our discretion.

HOW TO SELL YOUR FUND SHARES

You may sell (sometimes called "redeem") your shares on any Business Day by contacting your bank or financial institution directly. Customers may redeem all or part of their Trust Class Shares of the Fund held through their bank in accordance with instructions and limitations pertaining to their account at the bank.

No charge for wire redemption payments is imposed by the Funds, although banks may charge their customer accounts for services provided in connection with the redemption of shares of the Funds.

If you would like to sell your shares, please notify us in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

RECEIVING YOUR MONEY


Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account (subject to a nominal fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders) a Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below $1 million because of redemptions you may be required to sell your shares. But, we will always give you at least 30 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the SAI.

HOW TO EXCHANGE YOUR SHARES


You may exchange shares on any Business Day by contacting your financial institution by mail or telephone. This exchange privilege may be changed or canceled at any time upon 60 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after a Fund receives your exchange request.

You may exchange Trust Class Shares of any Fund for Trust Class Shares of any other Fund. Trust Class Shares may be exchanged for Class A Shares or Class B Shares of the same Fund should the holder of the Trust Class Shares cease to be eligible to invest in the Trust Class. Additionally, Class A Shares or Class B Shares may be exchanged for Trust Class Shares if the investor is eligible to invest in the Trust Class.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes its income as follows:


     Declared Daily and Distributed Monthly       Declared and Paid Monthly
     --------------------------------------       -------------------------
     Cash Reserve Fund                            Value Fund
     U.S. Treasury Money Fund                     Capital Appreciation Fund
     Tax Free Money Fund                          Special Equity Fund
     Limited Term Bond Fund
     Intermediate Bond Fund
     Government Bond Fund
     Virginia Intermediate Municipal Bond Fund
     Virginia Municipal Bond Fund
     Maryland Municipal Bond Fund


Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES


PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its income and capital gains, if any. The dividends you receive are taxed as ordinary income. Any capital gains distributions may be taxable to you as capital gains. For individuals, long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates.

If you redeem a Fund's shares, you will be subject to tax on any gain. The character of such gain will generally be based on your holding period for the shares. An exchange of shares of a Fund for shares of another Fund is a sale of Fund shares for tax purposes.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, you should consult your tax adviser about your investment.


More information about taxes is in the SAI.

DISTRIBUTION OF FUND SHARES


Each Fund has adopted a distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under this Plan, the Distributor is compensated at the annual rate of 0.15% of the aggregate average daily net assets of the Trust Class Shares of each Fund. The Distributor has agreed to waive any fees payable pursuant to the Plan. The Distributor reserves the right to terminate its waiver at any time at is sole discretion.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to dealers selling shares of a Fund.

FINANCIAL HIGHLIGHTS


The tables that follow present performance information about each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Deloitte & Touche LLP, independent public accountants. Their report, along with each Fund's financial statements, appears in the annual report that accompanies the SAI. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-273-7827.

                                    Financial Highlights      CrestFunds, Inc.

For a Share Outstanding Throughout the Year

                 Investment Activities    Distributions
               ------------------------ ------------------
                                  Net
                                Realized                                                                       Ratio        Ratio
          Net                     and                                 Net               Net                  of Expenses    of Net
         Asset                 Unrealized                           Asset             Assets,   Ratio of     to Average   Investment
         Value,       Net      Gain (Loss)      Net                 Value,            End of    Expenses     Net Assets     Income
       Beginning   Investment      on        Investment   Capital   End of   Total    Period    to Average   Excluding    to Average
       of Period     Income    Investments     Income      Gains    Period   Return    (000)    Net Assets   Fee Waivers  Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Cash Reserve Fund
------------------------------------------------------------------------------------------------------------------------------------
Trust Class
For the years ended November 30,:
1998    $1.00       0.050          -           (0.050)       -      $1.00    5.13%   $1,135,571    0.63%        0.78%       5.01%
1997     1.00       0.050          -           (0.050)       -       1.00    5.16%      848,140    0.65%        0.80%       5.04%
1996     1.00       0.049          -           (0.049)       -       1.00    4.98%      621,139    0.66%        0.81%       4.87%
1995     1.00       0.053          -           (0.053)       -       1.00    5.45%      520,185    0.66%        0.81%       5.31%
1994     1.00       0.034          -           (0.034)       -       1.00    3.46%      377,493    0.66%        0.66%       3.37%
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Fund
------------------------------------------------------------------------------------------------------------------------------------
Trust Class
For the years ended November 30,:
1998    $1.00       0.048          -           (0.048)       -      $1.00    4.89%   $  699,923    0.66%        0.81%       4.77%
1997     1.00       0.048          -           (0.048)       -       1.00    4.91%      632,381    0.65%        0.80%       4.82%
1996     1.00       0.047          -           (0.047)       -       1.00    4.80%      389,051    0.66%        0.81%       4.69%
1995     1.00       0.052          -           (0.052)       -       1.00    5.29%      370,454    0.66%        0.81%       5.16%
1994     1.00       0.033          -           (0.033)       -       1.00    3.30%      319,477    0.66%        0.66%       3.23%
------------------------------------------------------------------------------------------------------------------------------------
Tax Free Money Fund
------------------------------------------------------------------------------------------------------------------------------------
Trust Class
For the years ended November 30,:
1998    $1.00       0.029          -           (0.029)       -      $1.00    2.97%   $   270,899   0.66%        0.81%       2.92%
1997     1.00       0.030          -           (0.030)       -       1.00    3.06%       226,837   0.66%        0.81%       3.02%
1996     1.00       0.029         0.002        (0.029)     (0.002)   1.00    3.14%       182,320   0.66%        0.81%       2.88%
1995     1.00       0.032          -           (0.032)       -       1.00    3.26%       202,333   0.66%        0.81%       3.19%
1994     1.00       0.021          -           (0.021)       -       1.00    2.07%       157,602   0.67%        0.67%       2.06%
------------------------------------------------------------------------------------------------------------------------------------
Limited Term Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Trust Class
For the years ended November 30:
1998    $ 9.92      0.557         0.061        (0.558)       -     $ 9.98    6.39%    $  83,980    0.76%        0.95%       5.57%
1997      9.93      0.570        (0.010)       (0.570)       -       9.92    5.84%       77,696    0.75%        0.90%       5.79%
1996     10.03      0.534        (0.097)       (0.537)       -       9.93    4.52%       84,973    0.78%        0.93%       5.41%
1995      9.49      0.532         0.534        (0.526)       -      10.03   11.50%       88,789    0.78%        0.93%       5.44%
1994     10.16      0.480        (0.640)       (0.480)     (0.030)   9.49   (1.56%)      83,369    0.76%        0.76%       4.92%
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Trust Class
For the years ended November 30:
1998    $ 9.96      0.564         0.167       (0.561)        -     $10.13    7.52%    $  310,885   0.88%        1.06%       5.60%
1997      9.94      0.594         0.021       (0.595)        -       9.96    6.46%       299,820   0.87%        1.02%       6.07%
1996     10.12      0.550        (0.175)      (0.555)        -       9.94    3.92%       281,187   0.88%        1.03%       5.70%
1995      9.16      0.569         0.954       (0.563)        -      10.12   17.07%        81,870   0.88%        1.03%       5.89%
1994     10.20      0.530        (1.000)      (0.530)      (0.040)   9.16   (4.72%)       77,143   0.88%        0.88%       5.53%
------------------------------------------------------------------------------------------------------------------------------------
Government Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Trust Class
For the years ended November 30:
1998    $10.36      0.591         0.281       (0.592)        -     $10.64    8.63%    $   50,051   0.67%        1.07%       5.60%
1997     10.37      0.605        (0.010)      (0.605)        -      10.36    6.04%        34,013   0.66%        1.06%       5.99%
1996     10.66      0.591        (0.290)      (0.591)        -      10.37    3.02%        20,171   0.69%        1.09%       5.75%
1995(1)  10.00      0.412         0.753       (0.412)      (0.093)  10.66   11.85%*       10,211   0.71%*       1.11%*      6.00%*


     Ratio of
  Net Investment
    Income to
     Average
    Net Assets      Portfolio
    Excluding       Turnover
   Fee Waivers       Rate
-----------------------------

-----------------------------


    4.86%            -
    4.89%            -
    4.72%            -
    5.16%            -
    3.37%            -
-----------------------------

-----------------------------


    4.62%            -
    4.67%            -
    4.54%            -
    5.01%            -
    3.23%            -
-----------------------------

-----------------------------


    2.77%            -
    2.87%            -
    2.73%            -
    3.04%            -
    2.06%            -
-----------------------------

-----------------------------


    5.38%           142%
    5.64%            64%
    5.26%            51%
    5.29%            36%
    4.92%            47%
-----------------------------

-----------------------------


    5.42%           178%
    5.92%            66%
    5.55%            35%
    5.74%            37%
    5.53%            39%
-----------------------------

-----------------------------


    5.20%           220%
    5.59%           144%
    5.35%            16%
    5.60%*           28%

                                    Financial Highlights      CrestFunds, Inc.

For a Share Outstanding Throughout the Year

                 Investment Activities    Distributions
               ------------------------ ------------------
                                  Net
                                Realized                                                                       Ratio        Ratio
          Net                     and                                 Net               Net                  of Expenses    of Net
         Asset                 Unrealized                           Asset             Assets,   Ratio of     to Average   Investment
         Value,       Net      Gain (Loss)      Net                 Value,            End of    Expenses     Net Assets     Income
       Beginning   Investment      on        Investment   Capital   End of   Total    Period    to Average   Excluding    to Average
       of Period     Income    Investments     Income      Gains    Period   Return    (000)    Net Assets   Fee Waivers  Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Virginia Intermediate Municipal Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Trust Class
For the years ended November 30:
1998    $10.31      0.449         0.166       (0.450)      (0.035)  $10.44    6.10%   $  243,606   0.79%        0.97%       4.33%
1997     10.22      0.463         0.089       (0.462)        -       10.31    5.55%      237,096   0.78%        0.93%       4.57%
1996     10.24      0.419        (0.021)      (0.418)        -       10.22    4.01%      243,137   0.78%        0.93%       4.35%
1995      9.21      0.428         1.030       (0.428)        -       10.24   16.09%       43,373   0.72%        0.94%       4.34%
1994     10.33      0.440        (1.100)      (0.440)      (0.020)    9.21   (6.53%)      41,365   0.65%        0.77%       4.48%
------------------------------------------------------------------------------------------------------------------------------------
Virginia Municipal Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Trust Class
For the years ended November 30:
1998    $10.44      0.468         0.267       (0.468)      (0.026)  $10.68    7.19%   $   29,252   0.69%        1.10%       4.41%
1997     10.28      0.475         0.168       (0.475)      (0.008)   10.44    6.46%       20,044   0.69%        1.09%       4.65%
1996     10.40      0.465        (0.120)      (0.465)        -       10.28    3.48%       15,911   0.71%        1.11%       4.61%
1995(1)  10.00      0.309         0.445       (0.310)      (0.044)   10.40    7.67%*       6,247   0.71%*       1.11%*      4.61%*
------------------------------------------------------------------------------------------------------------------------------------
Maryland Municipal Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Trust Class
For the years ended November 30:
1998    $ 9.95      0.416         0.270       (0.416)        -      $10.22    7.03%   $   19,115   0.62%        1.15%       4.11%
1997      9.76      0.426         0.190       (0.426)        -        9.95    6.50%       11,461   0.63%        1.16%       4.38%
1996(2)  10.00      0.309        (0.240)      (0.309)        -        9.76    1.07%*       5,808   0.71%*       1.36%*      4.30%*
------------------------------------------------------------------------------------------------------------------------------------
Value Fund
------------------------------------------------------------------------------------------------------------------------------------
Trust Class
For the years ended November 30:
1998    $16.55      0.093         1.638       (0.095)      (3.085)  $15.10   13.64%   $  577,042   1.03%        1.21%       0.63%
1997     13.39      0.137         3.237       (0.145)      (0.070)   16.55   25.41%      590,824   1.02%        1.17%       0.92%
1996     11.60      0.166         2.380       (0.165)      (0.591)   13.39   22.68%      553,648   1.02%        1.17%       1.38%
1995     10.73      0.245         2.619       (0.262)      (1.732)   11.60   28.76%      220,386   1.02%        1.17%       2.16%
1994     11.38      0.200        (0.240)      (0.190)      (0.420)   10.73   (0.49%)     166,713   1.01%        1.01%       1.82%
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund
------------------------------------------------------------------------------------------------------------------------------------
Trust Class
For the years ended November 30:
1998    $15.96     (0.018)        2.780       (0.007)      (0.935)  $17.78   18.59%   $  124,182   1.03%        1.21%      (0.11%)
1997     13.58      0.037         3.005       (0.041)      (0.621)   15.96   23.71%       99,364   1.02%        1.17%       0.27%
1996     10.87      0.043         2.709       (0.042)        -       13.58   25.38%       32,983   1.10%        1.25%       0.37%
1995     10.17      0.043         2.035       (0.046)      (1.332)   10.87   20.74%       19,592   1.10%        1.25%       0.40%
1994      9.79      0.010         0.380       (0.010)        -       10.17    4.13%       12,869   1.05%        1.05%       0.17%
------------------------------------------------------------------------------------------------------------------------------------
Special Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Trust Class
For the years ended November 30:
1998    $16.45     (0.031)       (2.013)        -          (2.176)  $12.23  (13.77%)   $  90,311   1.04%        1.22%      (0.21%)
1997     13.73     (0.009)        3.114       (0.005)      (0.380)   16.45   23.28%      112,403   1.01%        1.16%      (0.07%)
1996     12.12      0.050         1.926       (0.053)      (0.313)   13.73   16.44%       77,931   1.04%        1.19%       0.39%
1995     10.56      0.100         1.928       (0.108)      (0.360)   12.12   20.07%       54,221   1.04%        1.19%       0.90%
1994     12.76      0.030        (0.460)      (0.020)      (1.750)   10.56   (4.74%)      43,640   1.03%        1.03%       0.32%


     Ratio of
  Net Investment
    Income to
     Average
    Net Assets      Portfolio
    Excluding       Turnover
   Fee Waivers       Rate
-----------------------------

-----------------------------


    4.15%            24%
    4.42%            30%
    4.20%            25%
    4.12%            28%
    4.36%            24%
-----------------------------

-----------------------------


    4.00%            28%
    4.25%            39%
    4.21%            24%
    4.21%*           35%
-----------------------------

-----------------------------


    3.58%            12%
    3.85%             5%
    3.65%*            9%
-----------------------------

-----------------------------


    0.45%            71%
    0.77%           100%
    1.23%            82%
    2.01%           175%
    1.82%           116%
-----------------------------

-----------------------------


   (0.29%)           39%
    0.12%           123%
    0.22%            86%
    0.25%           470%
    0.17%           271%
-----------------------------

-----------------------------


   (0.39%)          231%
   (0.22%)          148%
    0.24%            98%
    0.75%            81%
    0.32%           117%

Amounts designated as "-" are either $0 or have been rounded to $0.
(1) Commencement of operations for this class April 5, 1995.
(2) Commencement of operations for this class March 1, 1996.
*   Annualized.

                          CRESTFUNDS-REGISTERED TRADEMARK-



                                Life Vision Portfolios
                                    Trust Class

                                     PROSPECTUS
                                   MARCH 30, 1999


                              MAXIMUM GROWTH PORTFOLIO
                            GROWTH AND INCOME PORTFOLIO
                                 BALANCED PORTFOLIO


INVESTMENT ADVISER:      CRESTAR ASSET MANAGEMENT COMPANY


 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED ANY PORTFOLIO SHARES OR
            DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE.
                  IT IS A CRIME FOR ANYONE TO TELL YOU OTHERWISE.


                                   Page 1-LV of 28-LV

                            HOW TO READ THIS PROSPECTUS


CrestFunds is a mutual fund family that offers shares in separate investment portfolios (Portfolios). The Portfolios have individual investment goals and strategies. This prospectus gives you important information about the Trust Class of the Portfolios that you should know before investing. Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT THE PORTFOLIOS.

FOR MORE DETAILED INFORMATION ABOUT EACH PORTFOLIOS, PLEASE SEE:


                                                                     PAGE
     MAXIMUM GROWTH PORTFOLIO                                        4-LV
     GROWTH AND INCOME PORTFOLIO                                     8-LV
     BALANCED PORTFOLIO                                              12-LV
     MORE INFORMATION ABOUT RISK OF THE UNDERLYING CRESTFUNDS        17-LV
     PORTFOLIO INVESTMENTS                                           21-LV
     THE INVESTMENT ADVISER AND INVESTMENT TEAM                      21-LV
     PURCHASING, SELLING AND EXCHANGING PORTFOLIO SHARES             23-LV
     DIVIDENDS AND DISTRIBUTIONS                                     25-LV
     FINANCIAL HIGHLIGHTS                                            26-LV
     HOW TO OBTAIN MORE INFORMATION ABOUT
          CRESTFUNDS                                                 INSIDE BACK COVER


                                   Page 2-LV of 28-LV

RISK RETURN SUMMARY

Introduction

The Portfolios provide investors of tax-advantaged and other employee benefit or retirement accounts which have entered into certain management, administration and/or servicing agreements with Crestar Bank or its affiliates, with the opportunity to pursue three distinct asset allocations strategies implemented through investments in Trust Class Shares of selected CrestFunds. By investing in the Portfolios, investors have the opportunity to diversify and allocate their assets among the broad range of funds in CrestFunds.

The assets of each Portfolio will be allocated among underlying CrestFunds in accordance with its investment objective, Crestar Asset Management Company's (the Adviser) outlook for the economy, the financial markets and the relative market valuations of the underlying CrestFunds. Each Portfolio has the ability to invest its assets allocated to a particular asset class in one or more of the underlying CrestFunds, which have different investment objectives, policies and risk characteristics. Although the Portfolios currently expect to invest in one or more of the underlying CrestFunds identified below, the Adviser has the discretion to change the particular CrestFunds used as underlying investments for the Portfolios. If determined to be in the best interest of the Portfolios, the Adviser reserves the right to substitute or include other underlying CrestFunds, including CrestFunds that do not currently exist.

Each Portfolio has its own investment goal and strategies for reaching that goal. The Adviser invests Portfolio assets in a way that the Adviser believes will help the Portfolio achieve its goal. We cannot guarantee that a Portfolio will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Portfolio, just as you could with other investments. A Portfolio share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

Each Portfolio's objective, the asset allocation percentage ranges described below, the list of underlying CrestFunds described above, and those policies identified as non-fundamental may be changed by the CrestFunds' Board of Directors without shareholder approval. A Portfolio's investment policies identified as fundamental may not be changed except by approval of the majority of the outstanding shares of that Portfolio.

The value of your investment in a Portfolio is based on the market value of the securities the Portfolio holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the underlying CrestFunds own and the markets in which they trade. The effect on an underlying Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

       INVESTING IN A PORTFOLIO INVOLVES RISKS THAT MAY ADVERSELY AFFECT THE
               PORTFOLIO'S NET ASSET VALUE, YIELD, AND TOTAL RETURN.


                                   Page 3-LV of 28-LV

MAXIMUM GROWTH PORTFOLIO

PORTFOLIO SUMMARY

Investment Goal                                   High capital appreciation

Investment Focus                                  Equity and money market funds

Share Price Volatility                            High

Principal Investment Strategy                     Investing at least 80% of the
                                                  Portfolio's total assets in
                                                  shares of underlying
                                                  CrestFunds that invest
                                                  primarily in equity securities

Investor Profile                                  Investors seeking capital
                                                  appreciation potential and who
                                                  are willing to be subject to
                                                  the risks of equity securities



INVESTMENT STRATEGY OF THE MAXIMUM GROWTH PORTFOLIO

The Portfolio invests at least 80% of the Portfolio's total assets in shares of underlying CrestFunds that invest primarily in equity securities. The Portfolio's remaining assets may be invested in shares of underlying CrestFunds that invest primarily in fixed income securities, shares of underlying CrestFunds that are money market funds, securities issued by the U.S. Government, its agencies or instrumentalities, repurchase agreements and short-term paper. In selecting a diversified portfolio of underlying CrestFunds, the Adviser analyzes many factors, including the underlying CrestFunds' investment objectives, total return, volatility and expenses.

The Portfolio's investment approach, with its emphasis on funds which invest in equity and fixed income securities, is expected to produce high capital appreciation with a medium to high risk to principal.

The Portfolio currently plans to invest in shares of the following underlying CrestFunds within the percentage ranges indicated:


                                          INVESTMENT RANGE (PERCENTAGE OF THE
 ASSET CLASS                              MAXIMUM GROWTH PORTFOLIO'S ASSETS)
--------------------------------------------------------------------------------
Equity                                    80-100%
          Value Fund
          Capital Appreciation Fund
          Special Equity Fund
Money Market                              0-20%
          Cash Reserve Fund






                                   Page 4-LV of 28-LV

PRINCIPAL RISKS OF INVESTING IN THE MAXIMUM GROWTH PORTFOLIO

The underlying Funds of the Portfolio invest primarily in U.S. common stocks. As a result, the underlying Funds of the Portfolio are subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio.


PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's Trust Class Shares from year to year.*


                              1998             12.31%
                          BEST QUARTER      WORST QUARTER
                             18.72%            (15.23)%
                           (12/31/98)         (9/30/98)


*  The performance information shown above is based on a calendar year.


THIS TABLE COMPARES THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1998 TO A 60/30/10 BLEND OF THE FOLLOWING
INDICES: THE S&P 500 INDEX, THE RUSSELL 2000 INDEX AND THE SALOMON 3 MONTH
T-BILL.



TRUST CLASS SHARES                        1 YEAR               SINCE INCEPTION
--------------------------------------------------------------------------------
Maximum Growth Portfolio                  12.31%               5.76%*
S&P 500 Index                             28.60%               26.45%**
Russell 2000 Index                        (2.55)%              5.40%**
Salomon 3 Month T-Bill                    5.05%                5.12%**


*Since June 30, 1997
**Since June 30, 1997


WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.


                                   Page 5-LV of 28-LV

PORTFOLIO FEES AND EXPENSES

Shares of the Portfolio are currently offered, without payment of any sales charge, primarily to investors of tax-advantaged and other employee benefit or retirement accounts which have entered into certain management, administration and/or servicing agreements with Crestar Bank, or affiliates thereof. Such relationships may involve the payment of account or service fees.

EVERY MUTUAL FUND HAS OPERATING EXPENSES TO PAY FOR SERVICES SUCH AS PROFESSIONAL ADVISORY, SHAREHOLDER, DISTRIBUTION, ADMINISTRATION AND CUSTODY SERVICES AND OTHER COSTS OF DOING BUSINESS. THIS TABLE DESCRIBES THE HIGHEST FEES AND EXPENSES THAT YOU MAY PAY INDIRECTLY IF YOU HOLD SHARES OF THE PORTFOLIO.

ANNUAL PORTFOLIO OPERATING EXPENSES*+


                                                             TRUST CLASS SHARES
--------------------------------------------------------------------------------
 Management Fees                                                  0.25%
 Distribution and Service (12b-1) Fees                            None
 Other Expenses                                                   0.41%
                                                                  -----
 Total Annual Portfolio Operating Expenses                        0.66%

Under the shareholder service plan, the Trust Class Shares may pay the Distributor a negotiated fee at a rate of up to 0.25% annually of the average daily net assets of a Fund.

* The table shows the highest expenses that could be currently charged to the Portfolio. Actual expenses are lower because the Adviser is voluntarily waiving a portion of its fees. Actual Management Fees and Total Operating Expenses are 0.09% and 0.25%, respectively. The Adviser could discontinue these voluntary waivers at any time. For more information about these fees, see the "The Investment Adviser and Investment Team" and "Dividends and Distributions."


+ The Annual Portfolio Operating Expenses have been restated from fiscal year amounts to reflect current fees.


The table does not reflect any of the operating costs and Management fees of the underlying CrestFunds. The Portfolio and its shareholders will indirectly bear a pro-rata share of the expenses of the underlying CrestFunds.


EXPENSES

Every Portfolio has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Portfolio's expenses in the table are shown as a percentage of the Portfolio's net assets. These expenses are deducted from the Portfolio's assets. The expenses and fees of the underlying CrestFunds are not reflected in the above expense table. The actual fees charged to the underlying CrestFunds can be found in the attached Trust Class Prospectus.

                                   Page 6-LV of 28-LV

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other Portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs (including the costs of the underlying CrestFunds) of investing $10,000 in the Portfolio would be:


                              1 YEAR        3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------
Trust Class Shares            $205          $632         $1,085        $2,343



                                   Page 7-LV of 28-LV

GROWTH AND INCOME PORTFOLIO


PORTFOLIO SUMMARY

Investment Goal                        Long-term capital appreciation

Investment Focus                       Equity and bond funds

Share Price Volatility                 Moderate

Principal Investment Strategy          Investing at least 80% of the Portfolio's
                                       total assets in shares of underlying
                                       CrestFunds that invest primarily in
                                       equity securities or fixed income
                                       securities

Investor Profile                       Investors seeking long-term capital
                                       appreciation potential and current income who are willing to be subject to the risks of equity securities


INVESTMENT STRATEGY OF THE GROWTH AND INCOME PORTFOLIO

The Portfolio invests at least 80% of the Portfolio's total assets in shares of underlying CrestFunds that invest primarily in equity securities or fixed income securities. The Portfolio's remaining assets may be invested in shares of underlying CrestFunds that are money market funds, securities issued by the U.S. Government, its agencies or instrumentalities, repurchase agreements and short-term paper. In selecting a diversified portfolio of underlying CrestFunds, the Adviser analyzes many factors, including the underlying CrestFunds' investment objectives, total return, volatility and expenses.

The Portfolio's investment approach, with its emphasis on funds which invest in equity and fixed income securities, is expected to produce long-term capital appreciation and current income with a medium risk to principal.

The Portfolio currently plans to invest in shares of the following underlying CrestFunds within the percentage ranges indicated:


                                      INVESTMENT RANGE (PERCENTAGE OF THE GROWTH
ASSET CLASS                           AND INCOME PORTFOLIO'S ASSETS)
--------------------------------------------------------------------------------
Equity                                60-80%
     Value Fund
     Capital Appreciation Fund
     Special Equity Fund
Bond                                  20-40%
     Limited Term Bond Fund
     Intermediate Bond Fund
     Government Bond Fund
Money Market                          0-20%
     Cash Reserve Fund


                                   Page 8-LV of 28-LV

PRINCIPAL RISKS OF INVESTING IN THE GROWTH AND INCOME PORTFOLIO

The underlying Funds of the Portfolio invest in both common stocks and bonds.
As a result, the underlying Funds are subject to the risk that stock prices will fall over short or extended periods of time. In addition, the value of bonds held by the underlying Funds may decline due to rising interest rates. Stock markets tend to move in cycles, with periods of rising and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. An issuer of fixed income securities may be unable to make timely payments of principal or interest. Some investment grade bonds may have speculative characteristics. Fixed income securities regardless of credit quality, also experience price volatility, especially in response to interest rate changes. The underlying Funds may have more assets than usual invested in bonds during periods of rising interest rates or less assets than usual invested in bonds during falling interest rates.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's Trust Class Shares from year to year.*


                          1998              11.16%
                      BEST QUARTER       WORST QUARTER
                         13.65%             (10.20)%
                       (12/31/98)          (9/30/98)


*  The performance information shown above is based on a calendar year.


THIS TABLE COMPARES THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1998 TO THOSE OF A 50/25/20/5 BLEND OF THE FOLLOWING INDICES: THE S&P 500 INDEX, LEHMAN BROTHERS AGGREGATE BOND INDEX, RUSSELL 2000 INDEX AND THE SALOMON 3 MONTH T-BILL.

TRUST CLASS SHARES                       1 YEAR                  SINCE INCEPTION
--------------------------------------------------------------------------------
Growth and Income Portfolio              11.16%                     2.30%*
S&P 500 Index                            28.60%                    26.45%**
Lehman Brothers Aggregate Bond Index      8.67%                    10.15%**
Russell 2000 Index                       (2.55)%                    5.40%**
Salomon 3 Month T-Bill                    5.05%                     5.12%**


*Since June 30, 1997
**Since June 30, 1997


                                   Page 9-LV of 28-LV

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

PORTFOLIO FEES AND EXPENSES

Shares of the Portfolio are currently offered, without payment of any sales charge, primarily to tax-advantaged and other employee benefit or retirement accounts which have entered into certain management, administration and/or servicing agreements with Crestar Bank, or affiliates thereof. Such relationships may involve the payment of account or service fees.

EVERY MUTUAL FUND HAS OPERATING EXPENSES TO PAY FOR SERVICES SUCH AS PROFESSIONAL ADVISORY, SHAREHOLDER, DISTRIBUTION, ADMINISTRATION AND CUSTODY SERVICES AND OTHER COSTS OF DOING BUSINESS. THIS TABLE DESCRIBES THE HIGHEST FEES AND EXPENSES THAT YOU MAY PAY INDIRECTLY IF YOU HOLD SHARES OF THE PORTFOLIO.


ANNUAL PORTFOLIO OPERATING EXPENSES*+


                                             TRUST CLASS SHARES
--------------------------------------------------------------------------------
Management Fees                                      0.25%
Distribution and Service (12b-1) Fees                None
Other Expenses                                       0.34%
                                                     -----
Total Annual Portfolio Operating Expenses            0.59%

Under the shareholder service plan, the Trust Class Shares may pay the Distributor a negotiated fee at a rate of up to 0.25% annually of the average daily net assets of a Fund.

* The table shows the highest expenses that could be currently charged to the Portfolio. Actual expenses are lower because the Adviser is voluntarily waiving a portion of its fees. Actual Management Fees and Total Operating Expenses are 0.10% and 0.25%, respectively. The Adviser could discontinue these voluntary waivers at any time. For more information about these fees, see "The Investment Adviser and Investment Team" and "Dividends and Distributions."

+ The Annual Portfolio Operating Expenses have been restated from fiscal year amounts to reflect current fees.

The table does not reflect any of the operating costs and Management fees of the underlying CrestFunds. The Portfolio and its shareholders will indirectly bear a pro-rata share of the expenses of the underlying CrestFunds.

EXPENSES

Every Portfolio has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Portfolio's expenses in the table are shown as a percentage of the Portfolio's net assets. These expenses are deducted from the Portfolio's assets. The expenses and fees of the underlying CrestFunds are not reflected in the above expense table. The actual fees charged to the underlying CrestFunds can be found in the attached Trust Class Prospectus.

                                   Page 10-LV of 28-LV

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other Portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs (including the costs of the underlying CrestFunds) of investing $10,000 in the Portfolio would be:


                     1 YEAR         3 YEARS       5 YEARS        10 YEARS
--------------------------------------------------------------------------------
TRUST CLASS SHARES   $193           $598          $1,029         $2,227



                                   Page 11-LV of 28-LV

BALANCED PORTFOLIO

PORTFOLIO SUMMARY

Investment Goal                        Capital appreciation and current income

Investment Focus                       Equity and bond funds


Share Price Volatility                 Low

Principal Investment Strategy          Investing principally in shares of
                                       underlying CrestFunds that invest
                                       primarily in equity securities, but at
                                       least 25% of the Portfolio's total
                                       assets are in shares of underlying
                                       CrestFunds that invest primarily in
                                       fixed income securities

Investor Profile                       Investors seeking capital appreciation
                                       potential and current income who are
                                       willing to be subject to the risks of
                                       equity securities

INVESTMENT STRATEGY OF THE BALANCED PORTFOLIO

The Portfolio principally invests in shares of underlying CrestFunds that invest primarily in equity securities, but at least 25% of the Portfolio's total assets are invested in shares of underlying CrestFunds that invest primarily in fixed income securities. The Portfolio's remaining assets may be invested in shares of underlying CrestFunds that are money market funds, securities issued by the U.S. Government, its agencies or instrumentalities, repurchase agreements and short-term paper. In selecting a diversified portfolio of underlying CrestFunds, the Adviser analyzes many factors, including the underlying CrestFunds' investment objectives, total return, volatility and expenses.

The Portfolio's investment approach, with its emphasis on funds which invest in fixed income securities, is expected to produce capital appreciation and current income with a low risk to principal.

The Portfolio currently plans to invest in shares of the following underlying CrestFunds within the percentage ranges indicated:


                                   Page 12-LV of 28-LV

                                       INVESTMENT RANGE (PERCENTAGE OF THE
ASSET CLASS                            BALANCED PORTFOLIO'S ASSETS)
--------------------------------------------------------------------------------
Equity                                 40-70%
         Value Fund
         Capital Appreciation Fund
         Special Equity Fund
Bond                                   30-60%
         Limited Term Bond Fund
         Intermediate Bond Fund
         Government Bond Fund
Money Market                           0-20%
          Cash Reserve Fund

PRINCIPAL RISKS OF INVESTING IN THE BALANCED PORTFOLIO

The underlying Funds of the Portfolio invest in both common stocks and bonds.
As a result, the underlying Funds are subject to the risk that stock prices will fall over short or extended periods of time. In addition, the value of bonds held by the underlying Funds may decline due to rising interest rates. Stock markets tend to move in cycles, with periods of rising and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. An issuer of fixed income securities may be unable to make timely payments of principal or interest. Some investment grade bonds may have speculative characteristics. Fixed income securities regardless of credit quality, also experience price volatility, especially in response to interest rate changes. The underlying Funds may have more assets than usual invested in bonds during periods of rising interest rates or less assets than usual invested in bonds during falling interest rates.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Fund's Trust Class Shares from year to year.*

                                1998              11.15%
                             BEST QUARTER      WORST QUARTER
                                11.24%             (7.99)%
                              (12/31/98)          (9/30/98)

*  The performance information shown above is based on a calendar year.

THIS TABLE COMPARES THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1998 TO THOSE OF A 40/35/20/5 BLEND OF THE FOLLOWING INDICES: THE S&P 500 INDEX, LEHMAN BROTHERS AGGREGATE BOND INDEX, RUSSELL 2000 INDEX AND THE SALOMON 3 MONTH T-BILL.


                                   Page 13-LV of 28-LV

 TRUST CLASS SHARES                     1 YEAR           SINCE INCEPTION
--------------------------------------------------------------------------------
 Balanced Portfolio                     11.15%            6.60%*
 S&P 500 Index                          28.60%           26.45%**
 Lehman Brothers Aggregate Bond Index    8.67%           10.15%**
 Russell 2000 Index                     (2.55)%           5.40%**
 Salomon 3 Month T-Bill                  5.05%            5.12%**

 *Since June 30, 1997
**Since June 30, 1997

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

PORTFOLIO FEES AND EXPENSES

Shares of the Portfolio are currently offered, without payment of any sales charge, primarily to tax-advantaged and other employee benefit or retirement accounts which have entered into certain management, administration and/or servicing agreements with Crestar Bank, or affiliates thereof. Such relationships may involve the payment of account or service fees.

EVERY MUTUAL FUND HAS OPERATING EXPENSES TO PAY FOR SERVICES SUCH AS PROFESSIONAL ADVISORY, SHAREHOLDER, DISTRIBUTION, ADMINISTRATION AND CUSTODY SERVICES AND OTHER COSTS OF DOING BUSINESS. THIS TABLE DESCRIBES THE HIGHEST FEES AND EXPENSES THAT YOU MAY PAY INDIRECTLY IF YOU HOLD SHARES OF THE PORTFOLIO.

ANNUAL PORTFOLIO OPERATING EXPENSES*+

                                                  TRUST CLASS SHARES
--------------------------------------------------------------------------------
Management Fees                                        0.25%
Distribution and Service (12b-1) Fees                  None
Other Expenses                                         0.17%
                                                       -----
Total Annual Portfolio Operating Expenses              0.42%

Under the shareholder service plan, the Trust Class Shares may pay the Distributor a negotiated fee at a rate of up to 0.25% annually of the average daily net assets of a Fund.

* The table shows the highest expenses that could be currently charged to the Portfolio. Actual expenses are lower because the Adviser is voluntarily waiving a portion of its fees. Actual Management Fees and Total Operating Expenses are 0.12% and 0.25%, respectively. The Adviser could discontinue these voluntary waivers at any time. For more information about these fees, see "The
Investment Adviser and Investment Team" and "Dividends and Distributions."

+ The Annual Portfolio Operating Expenses have been restated from fiscal year amounts to reflect current fees.

The table does not reflect any of the operating costs and Management fees of the underlying CrestFunds. The Portfolio and its shareholders will indirectly bear a pro-rata share of the expenses of the underlying CrestFunds.

EXPENSES

Every Portfolio has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Portfolio's expenses in the table are shown as a


                                   Page 14-LV of 28-LV
percentage of the Portfolio's net assets. These expenses are deducted from the Portfolio's assets. The expenses and fees of the underlying CrestFunds are not reflected in the above expense table. The actual fees charged to the underlying CrestFunds can be found in the attached Trust Class Prospectus.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other Portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs (including the costs of the underlying CrestFunds) of investing $10,000 in the Portfolio would be:

                                1 YEAR       3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Trust Class Shares              $173         $537         $926         $2,014


                                   Page 15-LV of 28-LV

INVESTMENTS IN SHARES OF THE UNDERLYING CRESTFUNDS

A more detailed description of each of the underlying CrestFunds appears in the accompanying Trust Class Prospectus.

CASH RESERVE FUND - The Fund invests primarily in U.S. dollar denominated money market instruments, such as U.S. Government securities; short-term debt obligations of high quality corporate issuers, including commercial paper, notes and bonds; high quality debt obligations of foreign issuers; repurchase agreements; and obligations of institutions such as banks and insurance companies including certificates of deposit, bankers' acceptances and time deposits.

LIMITED TERM BOND FUND - The Fund invests primarily in bonds and other fixed income securities issued by domestic issuers, such as corporate obligations; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; commercial paper rated Prime-1 by Moody's or A-1 by S&P; and mortgage-backed securities. All such instruments must be investment grade (denominated in U.S. dollars and must be rated at least Baa or its equivalent by a nationally recognized statistical rating organization). The Fund is managed to maintain a dollar-weighted average maturity of between one and five years.

INTERMEDIATE BOND FUND - The Fund invests primarily in bonds and other fixed income securities issued by domestic issuers, such as corporate obligations; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; commercial paper rated Prime-1 by Moody's or A-1 by S&P; and asset-backed and mortgage-backed securities. All such instruments must be investment grade. The Fund is managed to maintain a dollar-weighted average maturity of between five and ten years.

GOVERNMENT BOND FUND - The Fund invests primarily in bonds and other fixed income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including U.S. Treasury bonds, notes and bills, Government National Mortgage Association mortgage-backed pass-through certificates and mortgage-backed securities issued by the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporate.

VALUE FUND - The Fund invests primarily in common stock of domestic companies with large market capitalizations of at least $1 billion. Such investments include securities convertible into common stock, such as convertible bonds and convertible preferred stock rated investment grade or better.

CAPITAL APPRECIATION FUND - The Fund invests primarily in common stock of domestic companies with medium to large market capitalizations of at least $250 million. Such investments include securities convertible into common stock, such as convertible bonds and convertible preferred stock rated investment grade or better.

SPECIAL EQUITY FUND - The Fund invests primarily in common stock of domestic companies with small to medium market capitalizations of less than $2 billion. Such investments include securities convertible into common stock, such as convertible bonds and convertible preferred stock.


                                   Page 16-LV of 28-LV

MORE INFORMATION ABOUT RISK OF THE UNDERLYING CRESTFUNDS

EQUITY RISK - Equity securities include public                  Limited Term Bond Fund
and privately issued equity securities, common
and preferred stocks, warrants, rights to subscribe             Intermediate Bond Fund
to common stock and convertible securities, as well
as instruments that attempt to track the price                  Value Fund
movement of equity indices.  Investments in equity
securities and equity derivatives in general are                Capital Appreciation Fund
subject to market risks that may cause their prices
to fluctuate over time.The value of securities                  Special Equity Fund
convertible into equity securities, such as warrants
or convertible debt, is also affected by prevailing
interest rates, the credit quality of the issuer and
any call provision. Fluctuations in the value of
equity securities in which a mutual fund invests will
cause a fund's net asset value to fluctuate.  An
investment in a portfolio of equity securities may be
more suitable for long-term investors who can bear the
risk of these share price fluctuations.

     CONVERTIBLE SECURITIES - Convertible securities            Limited Term Bond Fund
     have characteristics of both fixed income and
     equity securities.  The value of the convertible           Intermediate Bond Fund
     security tends to move with the market value of
     the underlying stock, but may also be affected by          Value Fund
     interest rates, credit quality of the issuer and
     any call provisions.                                       Capital Appreciation Fund

                                                                Special Equity Fund



FIXED INCOME RISK - The market value of fixed income            Limited Term Bond Fund
investments change in response to interest rate changes
and other factors.  During periods of falling interest          Intermediate Bond Fund
rates, the values of outstanding fixed income securities
generally rise.  Moreover, while securities with longer         Government Bond Fund
maturities tend to produce higher yields, the prices of
longer maturity securities are also subject to greater
market fluctuations as a result of changes in interest
rates.  In addition to these fundamental risks, different
types of fixed income securities may be subject to the
following additional risks:


                                 Page 17-LV of 28-LV


     CALL RISK - During periods of falling interest             Limited Term Bond Fund
     rates, certain debt obligations with high interest
     rates may be prepaid (or "called") by the issuer           Intermediate Bond Fund
     prior to maturity.  This may cause a Fund's average
     weighted maturity to fluctuate, and may require a          Government Bond Fund
     Fund to invest the resulting proceeds at lower
     interest rates.

     CREDIT RISK - The possibility that an issuer will          Limited Term Bond Fund
     be unable to make timely payments of either principal
     or interest.  Since a Fund purchases securities backed     Intermediate Bond Fund
     by credit enhancements from banks and other financial
     institutions, changes in the credit ratings of these       Government Bond Fund
     institutions could cause a Fund to lose money and may
     affect a Fund's share price.

MORTGAGE-BACKED SECURITIES - Mortgage-backed                    Limited Term Bond Fund
securities are fixed income securities representing
an interest in a pool of underlying mortgage loans.             Intermediate Bond Fund
They are sensitive to changes in interest rates,
but may respond to these changes differently from               Government Bond Fund
other fixed income securities due to the possibility
of prepayment of the underlying mortgage loans.  As a
result, it may not be possible to determine in advance
the actual maturity date or average life of a mortgage
-backed security.  Rising interest rates tend to
discourage refinancings, with the result that the
average life and volatility of the security will
increase, exacerbating its decrease in market price.
When interest rates fall, however, mortgage-backed
securities may not gain as much in market value because
of the expectation of additional mortgage prepayments
that must be reinvested at lower interest rates.
Prepayment risk may make it difficult to calculate
the average maturity of a portfolio of mortgage-backed
securities and, therefore, to assess the volatility risk
of that portfolio.


                                   Page 18-LV of 28-LV

FOREIGN SECURITY RISKS - Investments in securities              Limited Term Bond Fund
of foreign companies or governments can be more
volatile than investments in U.S. companies or                  Intermediate Bond Fund
governments.  Diplomatic, political, or economic
developments, including nationalization or                      Value Fund
appropriation, could affect investments in foreign
countries.  Foreign securities markets generally                Capital Appreciation Fund
have less trading volume and less liquidity than
U.S. markets.  In addition, the value of securities             Special Equity Fund
denominated in foreign currencies, and of dividends
from such securities, can change significantly when
foreign currencies strengthen or weaken relative to
the U.S. dollar.  Foreign companies or governments
generally are not subject to uniform accounting,
auditing, and financial reporting standards
comparable to those applicable to domestic U.S.
companies or governments. Transaction costs are
generally higher than those in the U.S. and expenses
for custodial arrangements of foreign securities may
be somewhat greater than typical expenses for
custodial arrangements of similar U.S. securities.
Some foreign governments levy withholding taxes
against dividend and interest income.  Although in
some countries a portion of these taxes are
recoverable, the non-recovered portion will reduce
the income received from the securities comprising
the portfolio.

EVENT RISK - Securities may suffer declines in                  Limited Term Bond Fund
credit quality and market value due to issuer
corporate or governmental restructurings.  While                Intermediate Bond Fund
this risk may be high for certain securities held by
a Fund, the overall risk should be reduced because              Government Bond Fund
of the Fund's multiple holdings.


                               Page 19-LV of 28-LV

YEAR 2000 RISK - The underlying Funds depend on the             All Funds
smooth functioning of computer systems in almost
every aspect of their business. Like other mutual
funds, businesses and individuals around the world,
the Funds could be adversely affected if the
computer systems used by its service providers do
not properly process dates on and after January 1,
2000, and distinguish between the year 2000 and the
year 1900.  The Funds have asked their service
providers whether they expect to have their computer
systems adjusted for the year 2000 transition, and
are seeking assurances from each service provider
that they are devoting significant resources to
prevent material adverse consequences to the Funds.
While it is likely that such assurances will be
obtained, the Funds and their shareholders may
experience losses if these assurances prove to be
incorrect or as a result of year 2000 computer
difficulties experienced by issuers of portfolio
securities or third parties, such as custodians,
banks, broker dealers or others with which the Funds
do business.


                               Page 20-LV of 28-LV

PORTFOLIO INVESTMENTS

In addition to the investments and strategies described in this prospectus, each Portfolio also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information (SAI). Of course, we cannot guarantee that any Portfolio will achieve its investment goal.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Portfolio may invest up to 100% of its assets in securities that would not ordinarily be consistent with the Portfolio's objectives. A Portfolio will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income.

INVESTMENT ADVISER AND INVESTMENT TEAM

INVESTMENT ADVISER

The Investment Adviser makes investment decisions for the Portfolios and continuously reviews, supervises and administers each Portfolio's respective investment program. The Board of Directors supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Crestar Asset Management Company serves as the Adviser to the CrestFunds. As of December 31, 1998, Crestar Asset Management Company had approximately $17 billion in assets under management. For the fiscal year ended November 30, 1998, Crestar Asset Management Company received advisory fees of:

          MAXIMUM GROWTH PORTFOLIO                    0.09%
          GROWTH AND INCOME PORTFOLIO                 0.10%
          BALANCED PORTFOLIO                          0.12%

On December 31, 1998, Crestar Financial Corporation (Crestar), the parent of Crestar Bank which is the parent of Crestar Asset Management Corporation, the Funds' Adviser, was acquired by SunTrust Banks, Inc. (SunTrust). On February 19, 1999, the Board of Directors of the CrestFunds approved a plan of reorganization with the STI Classic Funds (mutual funds that are served by investment advisers that are subsidiaries of SunTrust). Under the plan of reorganization, shareholders of each Fund of the CrestFunds will receive shares of a comparable class of the corresponding STI Fund. This plan of reorganization will be submitted for approval by shareholders of the CrestFunds at a Special Meeting of Shareholders expected to be held on May 7, 1999. The plan is also conditioned upon receiving the appropriate exemptive relief from the Securities and Exchange Commission.

PERFORMANCE INFORMATION FOR THE ADVISER'S ASSET ALLOCATION PROGRAMS

The assets now in the Maximum Growth, Growth and Income and Balanced Portfolios previously were managed by Crestar Asset Management Company pursuant to discretionary asset allocation programs prior to each such Portfolio's commencement of operations.


                               Page 21-LV of 28-LV

Set forth below is certain performance data for these predecessor asset allocation programs, which were managed using substantially the same investment objectives, policies and restrictions as apply to each respective Portfolio. Please note, however, that the predecessor asset allocation programs were not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if they had been applicable, may have adversely affected the predecessor asset allocation programs' performance. Moreover, the performance data shown below does not represent the historical performance of any Portfolio and should not be interpreted as indicative of future performance of any Portfolio.

The predecessor asset allocation programs did not incur expenses that directly correspond to the advisory, administrative and other fees to which the Portfolios are subject. Accordingly, the performance information has been adjusted by applying the total expense ratios before voluntary waivers and reimbursements for the corresponding Portfolio, as disclosed herein, which reduced the actual performance of the asset allocation programs. The Portfolios, however, currently operate subject to total expense ratios which, as a result of certain waivers of fees and reimbursements of expenses, are lower expense ratios than those applied to the performance information below.

The average annual total returns for each asset allocation program (adjusted to reflect Portfolio expenses, net of voluntary waivers and reimbursements) for the one-year and three-year periods ended June 30, 1997, as well as the period from inception of the asset allocation programs through that date, were as follows:

                                            One Year          Three Years        Since Inception
                                        (Ending 6/30/97)    (Ending 6/30/97)    (1/1/93-6/30/97)
------------------------------------------------------------------------------------------------
Maximum Growth Asset Allocation
Program (1)..........................        21.66%              18.96%              13.75%
Growth and Income Asset Allocation
Program (2)..........................        17.10%              15.44%              11.25%
Balanced Asset Allocation
Program (3)..........................        15.21%              13.77%              10.12%

(1) After voluntary waivers and reimbursements currently in effect, the average annual total returns for the Maximum Growth Asset Allocation Program for the above periods were 22.16%, 19.45% and 14.21%, respectively.
(2) After voluntary waivers and reimbursements currently in effect, the average annual total returns for the Growth and Income Asset Allocation Program for the above periods were 17.50%, 15.83% and 11.63%, respectively.
(3) After voluntary waivers and reimbursements currently in effect, the average annual total returns for the Balanced Asset Allocation Program for the above periods were 15.41%, 13.96% and 10.31%, respectively.

INVESTMENT TEAM

The Portfolios are managed by the Adviser's Policy and Strategy Committee. The Adviser's Policy and Strategy committee is comprised of the President & Chief Investment Officer, Director of Equity Investment Management, Director of
Fixed Income Investment Management, Director of Cash Investment Management and senior Portfolio managers.


                               Page 22-LV of 28-LV

PURCHASING, SELLING AND EXCHANGING PORTFOLIO SHARES

This section tells you how to buy, sell (sometimes called "redeem") or exchange Trust Class Shares of the Portfolios

The classes have different expenses and other characteristics.

HOW TO PURCHASE PORTFOLIO SHARES

Your Portfolios may purchase shares through a representative of certain correspondent banks of Crestar Asset Management Company, or other financial institutions that have executed dealer agreements.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange is open for business (a Business Day). Shares cannot be purchased by Federal Reserve Wire on days when the New York Stock Exchange is closed.

A Portfolio may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Portfolio or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Portfolio receives your purchase order.

HOW WE CALCULATE NAV

NAV for one Portfolio share is the value of that share's portion of all of the assets in the Portfolio.

In calculating NAV, a Portfolio generally values its investment portfolio at market price. If market prices are unavailable or a Portfolio thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Directors.
The assets of each Portfolio consist primarily of shares of the underlying CrestFunds, which are valued at their respective net asset values. Excluding shares of the underlying CrestFunds, portfolio securities are generally valued at the last quoted sales price for such securities. NAV per share is determined daily as of the regularly scheduled close of normal trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m., Eastern time) on each Business day.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest at least $1 million ($10,000 for agency accounts) in any Portfolio.


                               Page 23-LV of 28-LV

We may accept investments of smaller amounts at our discretion.

For information on opening an account, contact your plan sponsor or financial intermediary for the services and procedures which pertain to your account.

HOW TO SELL YOUR PORTFOLIO SHARES

If you own your shares directly, you may sell (sometimes called "redeem") your shares on any Business Day by contacting a Portfolio directly by mail or telephone at 1-800-273-7827.

If you would like to sell your shares, please notify us in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Portfolio receives your request.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven Business Days after we receive your request. Your proceeds can be wired to your bank account or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS).

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below $1 million ($10,000 for agency accounts) because of redemptions you may be required to sell your shares. But, we will always give you at least 30 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Portfolio may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in our SAI.


                               Page 24-LV of 28-LV

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares on any Business Day by contacting your plan sponsor or financial intermediary. You may exchange shares through your financial institution by mail or telephone.

This exchange privilege may be changed or canceled at any time upon 60 days notice.

When you exchange shares, you are really selling your shares and buying other Portfolio Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after a Portfolio receives your exchange request.

DIVIDENDS AND DISTRIBUTIONS

Income dividends from the Portfolios are declared and distributed monthly.

Each Portfolio makes distributions of capital gains, if any, at least annually. If you own Portfolio shares on a Portfolio's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Portfolio shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Portfolio in writing prior to the date of the distribution.
Your election will be effective for dividends and distributions paid after the Portfolio receives your written notice. To cancel your election, simply send the Portfolio written notice.


                               Page 25-LV of 28-LV

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about each Portfolio. This information is intended to help you understand each Portfolio's financial performance for the past five years, or, if shorter, the period of the Portfolio's operations. Some of this information reflects financial information for a single Portfolio share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Portfolio, assuming you reinvested all of your dividends and distributions. This information has been audited by Deloitte & Touche LLP, independent public accountants. Their report, along with each Portfolio's financial statements, appears in the annual report that accompanies our SAI. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-273-7827.


                               Page 26-LV of 28-LV

                                                FINANCIAL HIGHLIGHTS    CRESTFUNDS, INC.
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                         Investment Activities        Distributions
               Net     --------------------------  -------------------      Net
              Asset                 Net Realized                           Asset
              Value,      Net      and Unrealized     Net                  Value,
            Beginning  Investment    Gain(Loss)    Investment  Capital      End
            of Period    Income    on Investments    Income     Gains    of Period
--------------------------------------------------------------------------------------
Maximum Growth Portfolio
--------------------------------------------------------------------------------------

Trust Class
For the years ended November 30,:
1998        $ 10.65      0.025           0.670     (0.025)       --        $11.32
1997(1)       10.00      0.032           0.650     (0.032)       --         10.65
--------------------------------------------------------------------------------------
Growth and Income Portfolio
--------------------------------------------------------------------------------------

Trust Class
For the years ended November 30,:
1998        $ 10.51      0.183           0.561     (0.184)     (0.010)     $11.06
1997(1)       10.00      0.091           0.506     (0.087)       --         10.51
--------------------------------------------------------------------------------------
Balanced Portfolio
--------------------------------------------------------------------------------------

Trust Class
For the years ended November 30,:
1998        $ 10.46      0.239           0.579     (0.240)     (0.028)     $11.01
1997(1)       10.00      0.116           0.454     (0.110)       --         10.46

                                                                                    Ratio of
                                                      Ratio                      Net Investment
                             Net                   of Expenses     Ratio of        Income to
                            Assets,      Ratio      to Average   Net Investment     Average
                             End      of Expenses   Net Assets       Income        Net Assets  Portfolio
                 Total    of Period   to Average     Excluding     to Average      Excluding   Turnover
                 Return      (000)    Net Assets    Fee Waivers    Net Assets     Fee Waivers    Rate
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Maximum Growth Portfolio
--------------------------------------------------------------------------------------------------------

Trust Class
For the years ended November 30,:
1998             6.53%     $16,230        0.25%         0.66%         0.23%         (0.18)%       75%
1997(1)          6.82%      13,712        0.25%*        0.73%*        0.72%*         0.24%*       34%
--------------------------------------------------------------------------------------------------------
Growth and Income Portfolio
--------------------------------------------------------------------------------------------------------

Trust Class
For the years ended November 30,:
1998             7.12%     $19,042        0.25%         0.59%         1.68%          1.34%        57%
1997(1)          5.97%      22,521        0.25%*        0.59%*        2.11%*         1.77%*       25%
--------------------------------------------------------------------------------------------------------
Balanced Portfolio
--------------------------------------------------------------------------------------------------------

Trust Class
For the years ended November 30,:
1998             7.90%     $93,211        0.25%         0.42%         2.21%          2.04%        52%
1997(1)          5.70%      89,442        0.25%*        0.42%*        2.66%*         2.49%*       43%

Amounts designated as "--" are either $0 or have been rounded to $0.
(1)  Commencement of operations June 30, 1997.
*    Annualized.
** Total return does not reflect the sales charge or redemption charge, where applicable.


                               Page 27-LV of 28-LV

                                  CRESTFUNDS


INVESTMENT ADVISER
Crestar Asset Management Company
919 E. Main Street
Richmond, Virginia 23219

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Hunton & Williams
Riverfront Plaza, East Tower
951 East Byrd Street
Richmond, Virginia 23219-4074

More information about the Portfolios are available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI dated March 30, 1999, includes detailed information about CrestFunds Portfolios. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Portfolio's holdings and contain information from the Portfolio's managers about strategies and recent market conditions and trends and their impact on the Portfolios' performance. The reports also contain detailed financial information about the Portfolios.

To Obtain More Information contact your plan sponsor or financial intermediary.

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as any other information about CrestFunds, from the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information call 1-800-SEC-0330). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-6009. The CrestFunds' Investment Company Act registration number is 811-4620.


                               Page 28-LV of 28-LV

                    CRESTFUNDS-REGISTERED TRADEMARK-, INC.
 LIFE VISION MAXIMUM GROWTH PORTFOLIO, LIFE VISION GROWTH AND INCOME
              PORTFOLIO, AND LIFE VISION BALANCED PORTFOLIO
                               TRUST CLASS SHARES
                      STATEMENT OF ADDITIONAL INFORMATION
                                 MARCH 30, 1999

    This Statement is not a prospectus but should be read in conjunction with the current Trust Class Prospectus which includes the Asset Allocation Portfolios (dated March 30, 1999) for the above-referenced portfolios of CrestFunds, Inc. (the Company). Please retain this document for future reference. The financial statements and financial highlights, included in the Annual Report for the fiscal year ended November 30, 1998 are incorporated herein by reference. To obtain without charge additional copies of the Trust Class Prospectus which includes the Asset Allocation Prospectus for the above referenced Portfolios, the Annual Report, or the Class A Shares and Class B Shares Prospectus or Statement of Additional Information in the CrestFunds Family of Funds, please call 1-800-273-7827.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Policies and Limitations of the Portfolios.....................     2
Investment Objectives and Policies........................................     4
Investment Practices of the Underlying Crestfunds.........................     5
Portfolio Transactions....................................................    11
Valuation of Portfolio Securities.........................................    11
Portfolio Performance.....................................................    12
Additional Information Regarding Pricing and Redemptions..................    13
Additional Description of Common Stock....................................    15
Distributions and Taxes...................................................    15
Directors and Officers and Affiliated Persons.............................    17
The Adviser...............................................................    18
Administrator and Distributor.............................................    19
Transfer Agent............................................................    21
Custodian.................................................................    21
Auditor...................................................................    21
Legal Counsel.............................................................    21
Principal Holders of Securities...........................................    21
Appendix..................................................................    23

CRESTFUNDS, INC.

    CrestFunds, Inc. (the Company) is a registered open-end management investment company that currently consists of fifteen separate investment portfolios (portfolios or series). The Company was established as a Maryland corporation on March 17, 1986. The Company's Articles of Incorporation permit it to offer separate series of common stock (shares) and separate classes of each series. Except for the differences among the Trust Class shares, Investors Class A shares and Investors Class B shares, each share of each series represents an equal proportionate interest in that series with each other share of that series.

    This Statement of Additional Information relates to the following investment portfolios: Maximum Growth Portfolio, Growth and Income Portfolio, and Balanced Portfolio (each a Portfolio and, collectively, the Portfolios). Shareholders may purchase shares in the Portfolios through one class, the Trust Class. Investors may purchase shares of the other series in the CrestFunds Family of Funds through three separate classes, the Trust Class, Investors Class A and Investors Class B, which provide for variations in distribution and servicing costs, transfer agent fees, voting rights and dividends.

ADVISER:

    Crestar Asset Management Company (the Adviser)

TRANSFER AGENT:

    Crestar Bank (the Transfer Agent)

CUSTODIAN:

    Crestar Bank (the Custodian)

ADMINISTRATOR:

    SEI Investments Mutual Funds Services (the Administrator)

DISTRIBUTOR:

    SEI Investments Distribution Co. (the Distributor)

             INVESTMENT POLICIES AND LIMITATIONS OF THE PORTFOLIOS

    The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation shall be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment policies and limitations.

    Each Portfolio's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities," of the Portfolio (67% or more of the voting securities present or 50% of the outstanding voting securities, whichever is less) as defined in the Investment Company Act of 1940 (the 1940 Act). However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

    THE FOLLOWING ARE THE FUNDAMENTAL INVESTMENT LIMITATIONS OF MAXIMUM GROWTH PORTFOLIO, GROWTH AND INCOME PORTFOLIO, AND BALANCED PORTFOLIO SET FORTH IN THEIR ENTIRETY. EACH PORTFOLIO MAY NOT:

1. with respect to 75% of its total assets, purchase the securities of any issuer (other than securities of other investment companies and securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

2. borrow money, except that a Portfolio (a) may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the Portfolio's total assets determined at the time of the borrowing and (b) may borrow money from banks or by engaging in reverse repurchase agreements. Asset coverage of at least 300% is required for all borrowings, except where a Portfolio has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets;

3. underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 (the Securities Act) in the disposition of restricted securities;

4. issue senior securities (as defined in the 1940 Act), except as permitted by rule, regulation or order of the Securities and Exchange Commission (the
    SEC);

5. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by investment companies) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry. In addition, each Portfolio may not invest more than 25% of its assets in underlying CrestFunds that, as a matter of policy, concentrate their assets in any one industry. However, a Portfolio may indirectly invest more than 25% of its total assets in one industry through its investments in the underlying CrestFunds. Each Portfolio may invest up to 100% of its assets in securities issued by investment companies;

6. purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business);

7. purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments; and

8.  lend any security or make any other loan, except as permitted by the 1940
    Act.

    THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

1. Each Portfolio does not currently intend to purchase securities on margin, except that a Portfolio may obtain such short-term credits as are necessary for the clearance of transactions.

2. Each Portfolio does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

3.  Each Portfolio does not currently intend to sell securities short.

4. Each Portfolio does not currently intend to purchase or sell futures contracts or put or call options.

5. Each Portfolio may not invest in shares of unaffiliated money market funds, except as permitted by the SEC.

                       INVESTMENT OBJECTIVES AND POLICIES

    The Portfolios provide investors with the opportunity to pursue three distinct asset allocation strategies implemented through investments in shares of selected CrestFunds. By investing in the Portfolios, investors have the opportunity to diversify and allocate their assets among the broad range of funds in CrestFunds. The Adviser simplifies the diversification and asset allocation process by reviewing, analyzing, selecting, monitoring, reallocating and rebalancing each Portfolio's holdings of CrestFunds for investors.

    The assets of each Portfolio will be allocated among underlying CrestFunds in accordance with its investment objective, the Adviser's outlook for the economy, the financial markets and the relative market valuations of the underlying CrestFunds. Each Portfolio has the ability to invest its assets allocated to a particular asset class in one or more of the underlying CrestFunds, which have differing investment objectives, policies and risk characteristics (see "Investment Practices of the Underlying CrestFunds"). The risks associated with investing in a Portfolio will vary depending upon how the assets within its asset classes are allocated from time to time among the underlying CrestFunds. Although the Portfolios currently expect to invest in one or more of the underlying CrestFunds identified below, the Adviser has the discretion to change the particular CrestFunds used as underlying investments for the Portfolios. If the Adviser determines in the future that it is in a Portfolio's best interest, the Adviser may substitute or include other underlying CrestFunds, including CrestFunds that do not currently exist.

                               CASH RESERVE FUND

                             LIMITED TERM BOND FUND

                             INTERMEDIATE BOND FUND

                              GOVERNMENT BOND FUND

                           CAPITAL APPRECIATION FUND

                              SPECIAL EQUITY FUND

                                   VALUE FUND

    The investment objective of each Portfolio is set forth below. Each Portfolio's objective, the asset allocation percentage ranges described below, the list of underlying CrestFunds described above, and those policies identified as non-fundamental may be changed by the Company's Board of Directors without shareholder approval. A Portfolio's investment policies identified as fundamental may not be changed except by approval of the majority of the outstanding shares of that Portfolio. The Adviser will manage each Portfolio consistent with that Portfolio's investment objective and policies. There is no assurance that a Portfolio will achieve its investment objective.

MAXIMUM GROWTH PORTFOLIO

    The Maximum Growth Portfolio seeks to provide a high level of capital appreciation, without regard to current income. Under normal market conditions, at least 80% of the Portfolio's total assets will be invested in shares of underlying CrestFunds that invest primarily in equity securities that seek capital appreciation. The Portfolio's remaining assets may be invested in shares of underlying CrestFunds that invest primarily in fixed-income securities, shares of underlying CrestFunds that are money market funds, securities issued by the U.S. Government, its agencies or instrumentalities, repurchase agreements and short-term paper.

    In general, relative to the other Portfolios, the Maximum Growth Portfolio should offer investors the potential for a high level of capital growth, and the potential for a lower level of current income, while subjecting investors to a medium to high level of principal risk.

GROWTH AND INCOME PORTFOLIO

    The Growth and Income Portfolio seeks to provide long-term capital appreciation, with current income as a secondary objective. Under normal market conditions, at least 80% of the Portfolio's total assets will be invested in shares of underlying CrestFunds that invest primarily in either equity securities that seek capital appreciation, or invest primarily in fixed-income securities that seek income. The Portfolio's remaining assets may be invested in shares of underlying CrestFunds that are money market funds, securities issued by the U.S. Government, its agencies or instrumentalities, repurchase agreements and short-term paper.

    In general, relative to the other Portfolios, the Growth and Income Portfolio should offer investors the potential for a medium to high level of capital growth and the potential for a medium level of income, while subjecting investors to a medium level of principal risk.

BALANCED PORTFOLIO

    The Balanced Portfolio seeks both capital appreciation and current income. Under normal market conditions, the Portfolio will invest primarily in shares of underlying CrestFunds that invest primarily in equity securities, but at least 25% of the Portfolio's total assets will be invested in shares of underlying CrestFunds that invest primarily in fixed-income securities. The Portfolio's remaining assets may be invested in shares of underlying CrestFunds that are money market funds, securities issued by the U.S. Government, its agencies or instrumentalities, repurchase agreements and short-term paper.

    In general, relative to the other Portfolios, the Balanced Portfolio should offer investors a balanced level of income and capital appreciation, while subjecting investors to a lower level of principal risk.

GENERAL INVESTMENT POLICIES OF THE PORTFOLIOS

    To achieve each Portfolio's investment objective, the Adviser will attempt to identify and select a diversified portfolio of underlying CrestFunds. In the selection process, the Adviser analyzes many factors, including the underlying CrestFunds' investment objectives, total return, volatility and expenses. Each Portfolio invests a percentage of its assets, within percentage ranges the Adviser believes appropriate, in select underlying CrestFunds, which are separately-managed series of the Company. The percentages will reflect the extent to which each Portfolio invests in the particular market segment represented by each underlying fund in CrestFunds, and the varying degrees of potential investment risk and reward represented by each Portfolio's investments in those corresponding underlying funds. These percentage ranges may change when it is appropriate in light of each Portfolio's investment objective. Each Portfolio may invest up to 100% of its assets in shares of the underlying CrestFunds. In addition, when the Adviser deems it appropriate, for temporary defensive purposes, each Portfolio may invest 100% of its assets directly in securities issued by the U.S. Government or its agencies or instrumentalities, repurchase agreements, short-term paper and shares of underlying CrestFunds that are money market funds (and shares of unaffiliated money market funds, as permitted by the SEC). To the extent that a Portfolio is engaged in temporary defensive investing, it will not be pursuing its investment objective. When the adviser deems it appropriate, in order to meet liquidity needs, each Portfolio may invest its assets directly in securities issued by the U.S. Government or its agencies or instrumentalities, repurchase agreements, short-term paper and shares of underlying CrestFunds that are money market funds (and shares of unaffiliated money market funds, as permitted by the SEC).

               INVESTMENT PRACTICES OF THE UNDERLYING CRESTFUNDS

    The following briefly describes the securities in which the Funds may invest and the transactions they may make. The Funds are not limited by this discussion, however, and may purchase other types of securities and enter into other types of transactions if they meet each Fund's respective quality, maturity, and liquidity requirements.

    Each Fund's investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques discussed below are eligible investments for each of the Funds.

    AMERICAN DEPOSITARY RECEIPTS (ADRS). Value Fund and Capital Appreciation Fund may invest in sponsored ADRs which are certificates evidencing ownership of shares of a foreign-based corporation held in trust by a bank or similar financial institution. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying securities in their national markets and currencies. A sponsored ADR is an ADR established jointly by the issuer of the security underlying the receipt and the bank or other financial institution holding the receipt.

    ASSET-BACKED SECURITIES. Asset-backed securities are securities secured by non- mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

    Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

    The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

    BANKERS' ACCEPTANCES. Bankers' acceptances are time drafts or bills of exchange drawn on and accepted by a bank, the customary means of effecting payment for merchandise sold in import-export transactions and a source of financing used extensively in international trade. Maturities are generally six months or less.

    CERTIFICATES OF DEPOSIT. Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

    COMMERCIAL PAPER. Commercial paper is comprised of short-term obligations issued by banks, broker-dealers, municipalities, corporations or other entities for purposes such as financing their current obligations.

    DELAYED DELIVERY TRANSACTIONS. These transactions involve a commitment by a mutual fund to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after a period longer than the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered.

    When purchasing securities on a delayed delivery basis, the purchaser assumes the rights and risks of ownership, including the risk of price and yield fluctuations. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Because the purchaser is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with other investments. If a mutual fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When a mutual fund has sold a security on a delayed delivery basis, the mutual fund does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the mutual fund could miss a favorable price or yield opportunity, or could suffer a loss. A mutual fund may renegotiate delayed delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

    EQUITY SECURITIES. Equity securities, such as common stocks, are units of ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock. For the most part, however, common stock has more potential for appreciation. Investments in common stocks are subject to market risks which may cause their prices to fluctuate over time. Changes in value of portfolio securities will not necessarily affect cash income derived from these securities but will affect a mutual fund's net asset value. Investments in small capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management.

    FIXED-INCOME SECURITIES. Fixed-income securities are debt obligations issued by governments, corporations, municipalities and other borrowers. The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments.

    FOREIGN INVESTMENTS. Investing in securities issued by companies or other issuers whose principal activities are outside the United States may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar. A mutual fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a mutual fund.

    In addition, there is generally less publicly available information about foreign issuers' financial condition and operations, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.

    Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability; military action or unrest; or adverse diplomatic developments. The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

    Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where mutual fund assets may be released prior to receipt of payment, may expose a mutual fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher that for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries.

    U.S. dollar denominated foreign securities impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

    European Depositary Receipts (EDRs) are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in European securities markets, EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. EDRs are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. EDRs may be available for investment through "sponsored" or "unsponsored" facilities.

    INDEXED SECURITIES. Indexed securities are securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.

    The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies. Indexed securities may be more volatile than the underlying instruments.

    INVESTMENT-GRADE SECURITIES. Investment-grade securities include securities rated BBB or higher by Standard & Poor's Corporation (S&P) or Baa or higher by Moody's Investors Service (Moody's), which generally provide adequate to strong protection of principal and interest payments. Securities rated BBB or Baa may be more susceptible to potential adverse changes in circumstances which may lead to weakened capacity to make principal and interest payments, and may have speculative characteristics as well.

    LENDING OF SECURITIES. Securities lending allows a mutual fund to retain ownership of the securities loaned and, at the same time, to earn additional income. There may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially.

    It is the current view of the staff of the SEC that a mutual fund may engage in loan transactions only under the following conditions: (1) the mutual fund must receive at least 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower;
(2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the mutual fund must be able to terminate the loan at any time; (4) the mutual fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the mutual fund may pay only reasonable custodian fees in connection with the loan; and (6) the board of directors must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

    Cash received through loan transactions may be invested in short-term high quality debt securities, U.S. Government securities or money market instruments. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

    LETTERS OF CREDIT. Issuers or financial intermediaries who provide demand features or standby commitments often support their ability to buy securities on demand by obtaining letters of credit (LOCs) or other guarantees from banks.

    MORTGAGE-BACKED SECURITIES. The market volatility of mortgage-backed securities can be greater than the market volatility of other bonds. The value of mortgage- backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns. During periods of declining interest rates, prepayment of mortgages underlying mortgage securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield or total return of a particular issue. In the absence of a known maturity, market participants generally refer to a security's estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

    PREFERRED STOCK. Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

    REPURCHASE AGREEMENTS. In a repurchase agreement, a mutual fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. A custodian holds the security as collateral for the repurchase agreement. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. A mutual fund bears a risk of loss in the event the other party defaults on its obligations and the mutual fund is delayed or prevented from exercising its right to dispose of the collateral or if the mutual fund realizes a loss on the sale of the collateral. A mutual fund may experience a loss if the market value of the underlying securities declines. Generally, mutual funds enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

    RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS. Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may only acquire obligations that present minimal credit risk and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two nationally recognized security rating organizations (one if it is the only organization rating such obligation) in the highest rating category or, if unrated, determined to be of comparable quality (a first tier security), or (ii) rated according to the foregoing criteria in the second highest rating category or, if unrated, determined to be of comparable quality (second tier security). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. In the case of taxable money market funds, investments in second tier securities are subject to the further constraints in that (i) no more than 5% of a Fund's assets may be invested in second tier securities and (ii) any investment in securities of any one such issuer is limited to the greater of 1% of the Fund's total assets or $1 million. A taxable money market fund may also hold more than 5% of its assets in first tier securities of a single issuer for three "business days" (that is, any day other than a Saturday, Sunday or customary business holiday).

    REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are agreements by which a mutual fund sells securities to financial institutions and simultaneously agrees to repurchase those securities at a mutually agreed-upon date and price. At the time a mutual fund enters into a reverse repurchase agreement, the mutual fund places liquid assets having a value equal to the repurchase price in a segregated custodial account and monitors this account to ensure equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of securities sold by the mutual fund may decline below the price at which the mutual fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the mutual fund under the 1940 Act.

    SHORT-TERM PAPER. Short-term paper is comprised of instruments, such as notes and bills of exchange, that are payable on demand or that have a maturity of nine months or less.

    STANDBY COMMITMENTS. Securities subject to standby commitments or puts permit the holder thereof to sell the securities at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to the mutual fund owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. Generally, mutual funds limit standby commitment or put transactions to institutions believed to present minimal credit risk.

    Standby commitments are subject to certain risks, including: the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by mutual funds; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

    TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

    Pursuant to Rule 11a-3 under the 1940 Act, a Portfolio is required to give shareholders at least 60 days' notice prior to terminating or modifying a Portfolio's exchange privilege. Under the Rule, the 60 day notification requirement may be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange; or (2) a Portfolio temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

    In the Prospectus, the Portfolios have notified shareholders that they reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the Adviser's judgment, a Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

    U.S. GOVERNMENT SECURITIES. U.S. Government securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. They may be backed by the credit of the U.S. Government as a whole or only by the issuing agency. For example, securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation are supported only by the credit of the issuing agency, and not by the U.S. Government. Securities issued by the Federal Farm Credit System, the Federal Land Banks and the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. U.S. Treasury securities and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Government and are the highest quality government securities.

    VARIABLE OR FLOATING RATE DEMAND OBLIGATIONS (VRDOS/FRDOS). Variable or floating rate demand obligations are tax-exempt obligations that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the VRDO or FRDO that approximates its par value. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

    Fixed-rate bonds may be subject to third party puts. These bonds and participation interests in such bonds held by a bank in trust or otherwise have tender options or demand features that permit the holder to tender (or put) their bonds to an institution at periodic intervals of up to one year and to receive the principal amount thereof. Variable rate instruments structured in this way (participating VRDOs) are essentially equivalent to other VRDOs. The IRS has not ruled whether the interest on participating VRDOs is tax-exempt.

    A demand instrument with an unconditional demand feature may be acquired solely in reliance upon a short-term high quality rating or, if unrated, upon finding of comparable short-term quality.

    A variable rate instrument that matures in 397 days or less may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A variable rate instrument that matures in greater than 397 days, but that is subject to a demand feature that is 397 days or less, may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount may be recovered through demand.

                             PORTFOLIO TRANSACTIONS

    The Portfolios will primarily invest in shares of the underlying CrestFunds. Orders for transactions in these underlying funds will be placed with SEI Investments Distribution Co., distributor for the underlying CrestFunds and the Portfolios.

                       VALUATION OF PORTFOLIO SECURITIES

    The assets of each Portfolio consist primarily of shares of the underlying CrestFunds, which are valued at their respective net asset values. The net asset value (NAV) per share of each of the underlying CrestFunds is determined by dividing the total market value of such Fund's investments and other assets, less any liabilities, by the total number of outstanding shares of that Fund.

    Excluding shares of the underlying CrestFunds, portfolio securities are valued at the last quoted sales price for such securities, or, if there is no such reported sales price on the valuation date, at the most recent quoted bid price. Securities and other assets for which exchange quotations are not readily available are valued on the basis of closing over-the-counter bid prices, if available, or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors.

    A pricing service may be used to obtain last sale price of each security held. Valuations of portfolio securities furnished by the pricing service employed by the Portfolios are based upon a computerized matrix system and/or appraisals by the pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized securities dealers. The methods used by the pricing service and the quality of valuations so established are reviewed by officers of the Portfolios and the Portfolios' pricing agent under general supervision of the Board of Directors. There are a number of pricing services available, and the Board of Directors, on the basis of on-going evaluation of these services, may obtain quotes directly from broker-dealers or market makers, may use other pricing services or discontinue the use of any pricing service in whole or in part.

                             PORTFOLIO PERFORMANCE

    YIELD CALCULATIONS. The yield of a Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period generated each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula: Yield = 2[((a-b)/(cd)+1)(6)-1] in which a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

    Yield information may be useful in reviewing a Portfolio's performance and in providing a basis for comparison with other investment alternatives. However, each Portfolio's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of the respective investment companies that they have chosen to consider.

    Investors should recognize that in periods of declining interest rates a Portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a Portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Portfolio's holdings, thereby reducing the Portfolio's current yield. In periods of rising interest rates, the opposite can be expected to occur.

    The distribution rate, which expresses the historical amount of income dividends paid as a percentage of the share price may also be quoted. The distribution rate is calculated by dividing the daily dividend per share by its offering price (including the maximum sales charge, if applicable) for each day in the 30-day period, averaging the resulting percentages, then expressing the average rate in annualized terms. The distribution rate may also be calculated without giving effect to applicable sales charges.

    TOTAL RETURN CALCULATIONS. The total return of a Portfolio refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P(1 + T)(n)= ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.

    Total returns quoted in advertising reflect all aspects of the Portfolio's return, including the effect of reinvesting dividends and capital gain distributions (if any), and any change in the Portfolio's NAV over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Portfolio over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Portfolio's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Portfolio.

    In addition to average annual total returns, each Portfolio may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields and other performance information may be quoted numerically or in a table, graph, or similar illustration.

    AVERAGE ANNUAL TOTAL RETURNS. The following table shows the average annual total returns for the Portfolios for the period ended November 30, 1998.




----------------------------------------------------------------------------------------------
                                                                                      LIFE OF
PORTFOLIO                                                                  1 YEAR      FUND*
----------------------------------------------------------------------------------------------
MAXIMUM GROWTH PORTFOLIO                                                    6.53%      9.53%
----------------------------------------------------------------------------------------------
GROWTH AND INCOME PORTFOLIO                                                 7.12%      9.34%
----------------------------------------------------------------------------------------------
BALANCED PORTFOLIO                                                          7.90%      9.71%
----------------------------------------------------------------------------------------------

------------------------------

* Life of Fund figures are from commencement of operations to the period ended November 30, 1998.

    A Portfolio's performance may be compared in advertising to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those with similar objectives. This performance may be expressed as a ranking prepared by Lipper Analytical Services, Inc. (Lipper, sometimes referred to as Lipper Analytical Services), an independent service, that monitors the performance of mutual funds. The Lipper performance analysis ranks funds on the basis of total return, assuming reinvestment of all distributions, but does not take sales charges or redemption fees into consideration and is prepared without regard to tax consequences.

            ADDITIONAL INFORMATION REGARDING PRICING AND REDEMPTIONS

    The Portfolios are open for business and their NAVs are calculated each day the NYSE and Crestar Bank, the Custodian, are open. The NAV of each Portfolio is determined as of the regularly-scheduled close of normal trading on the NYSE, normally 4:00 p.m. Eastern time. The NYSE and Crestar Bank have designated the following holiday closings for 1998, and the Adviser expects the schedule to be the same in the future: New Year's Day (observed), Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day (observed), Veterans' Day, Thanksgiving Day and Christmas Day. The holiday closing schedule may be changed by the NYSE and Crestar Bank. When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to merit such action, the Portfolios will determine NAVs at the close of business, the time of which will coincide with the closing of the NYSE. To the extent that Portfolio securities are traded in other markets on days the NYSE or Crestar Bank are closed (and a Portfolio is not open for business), a Portfolio's NAV may be significantly affected on days when investors do not have access to the Portfolio to purchase or redeem shares.

    If the Directors determine that existing conditions make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the NAV of each Portfolio. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, as well as the associated inconveniences.

    In addition to the minimum investment requirements set forth in the prospectus, the Company's Articles of Incorporation provide that the Company's Board of Directors may establish a "Minimum Amount," not to exceed One Hundred Thousand Dollars ($100,000), for each of the Funds. If the NAV of the shares held by a shareholder is less than the Minimum Amount, the Company may redeem those shares upon providing thirty days written notice to the shareholder. The Company's Board of Directors have set the Minimum Amount for each of the Funds at $100,000. Therefore, if the NAV of the Shares held by a shareholder in any of the Funds is less than One Hundred Thousand Dollars ($100,000), the Fund may redeem those Shares upon providing thirty days written notice to the shareholder.

                     ADDITIONAL DESCRIPTION OF COMMON STOCK

    The following information may be important to those investors who may want to exchange shares of a Portfolio for shares of underlying CrestFunds. Investors Class A shares and Investors Class B shares are offered continuously to individual and institutional customers investing directly in CrestFunds. The U.S. Treasury Money Fund has indefinitely suspended its offering of Investors Class A shares. The offering may recommence upon supplementing the Investors Class A shares and Investors Class B shares Prospectus. Shares of the Cash Reserve Fund, the U.S. Treasury Money Fund and the Tax Free Money Fund (the money market funds) are offered at NAV. Investors Class A shares of Intermediate Bond Fund are offered at NAV plus a maximum 3.0% sales charge. Investors Class A shares of Virginia Intermediate Municipal Bond Fund are offered at NAV plus a maximum 3.5% sales charge. Equity funds are offered at NAV plus a maximum 4.5% sales charge. Investors Class A shares of each money market fund pay an additional distribution-related 12b-1 fee at annual rate of .25% of the average net assets of the Investors Class A shares of that Fund. The Investors Class A shares and Investors Class B shares of each Fund also pay a fee for transfer agency services at an annual rate of .06% of the average net assets of that Fund. Performance of Investors Class A shares and Investors Class B shares is lower than that of Trust Class shares of the same Fund due to Investors Class A shares' and the Investors Class B shares' higher total expenses. Investors Class A shares and Investors Class B shares bond fund yields and bond and equity fund total returns generally include the effects of the maximum applicable sales charge, or contingent deferred sales charge, which has the effect of lowering the yield and total return figures.

    Investors Class B shares are offered with a contingent deferred sales charge to retail investors who engage an investment professional for investment advice. Investors Class B shares are subject to an annual distribution fee at the rate of .75% of average net assets, an annual shareholder service fee at the rate of
 .25% of average net assets, and a contingent deferred sales charge upon redemption within seven years of purchase, which decreases from a maximum of 5% to 0%. At the end of seven years, Investors Class B shares automatically convert to Investors Class A shares. Investors Class B shares are available for the Special Equity Fund, the Value Fund, the Capital Appreciation Fund, the Cash Reserve Fund, the Government Bond Fund, the Maryland Municipal Bond Fund, and the Virginia Municipal Bond Fund. Performance for Investors Class B shares is expected to be lower than that of Investors Class A shares and Trust Class shares of a Fund due to Investors Class B shares' higher total expenses.

                            DISTRIBUTIONS AND TAXES

    The following is only a summary of certain additional federal tax considerations generally affecting the Portfolios and their shareholders that are not described in the Portfolios' prospectus. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Portfolios or their shareholders and the discussion here and in the Portfolios' prospectus is not intended as a substitute for careful tax planning.

    This general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the Code), and the regulations issued thereunder, in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

    Each Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Portfolios. Each Portfolio intends to qualify as a regulated investment company (RIC) under Subchapter M of the Code so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, a Portfolio must distribute annually to its shareholders at least 90% of its investment company taxable income which is, generally, net investment income plus the excess, if any, of net short-term capital gain over net long- term capital loss

(Distribution Requirement) and also must meet several additional requirements. Among these requirements are the following (1) at least 90% of a Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or other income derived with respect to its business of investing in such stock or securities; (2) at the close of each quarter of a Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of a Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which are engaged in the same, similar, or related trades or businesses, if the Portfolio owns at least 20% of the voting power of such issuers.

    Notwithstanding the Distribution Requirement described above, which only requires a Portfolio to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain, a Portfolio will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short-and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Portfolio intends to make sufficient distributions to avoid liability for the federal excise tax applicable to RICs. A Portfolio may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid federal excise tax liability when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Portfolio to satisfy the requirements for qualification as a RIC.

    If capital gain distributions have been made with respect to shares that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of the capital gain distributions. If a Portfolio fails to qualify as a RIC for any year, all of its income will be subject to tax at corporate rates, and its distributions (including capital gain distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the corporate dividends received deduction for shareholders who have held shares for more than 45 days.

    A Portfolio will be required in certain cases to withhold and remit to the United States Treasury 31% of amounts payable to any shareholder who: (1) has provided the Portfolio an incorrect tax identification number; (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends; or (3) has failed to certify to the Portfolio that such shareholder is not subject to backup withholding.

    DISTRIBUTIONS. If distributions are mailed and the U.S. Postal Service cannot deliver the checks, or if the checks remain uncashed for six months, the Portfolios will hold distributions without interest or until you provide the Portfolio with alternate instructions.

    Each Portfolio declares and pays dividends equal to its entire net investment income on a monthly basis. Net capital gains, if any, are declared and distributed annually by all Portfolios, normally in December. Unless the Portfolio's Transfer Agent is otherwise instructed, all dividends and distributions of capital gains are automatically re-invested into additional shares of common stock of that Portfolio immediately upon payment thereof.

    FEDERAL TAXES. Distributions from each Portfolio's taxable net investment income and net short-term capital gains are taxed as dividends, and capital gain distributions are taxed as long-term capital gains. In the case of corporate shareholders, a portion of a Portfolio's distribution may qualify for the dividends-received deduction. The Portfolios' distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December to shareholders of record in such month and paid the subsequent January will be taxed as though paid on December 31.

    The Portfolios will send shareholders a tax statement by January 31 showing the status of the taxable distributions received in the prior year, and will file a copy with the IRS. In addition, within 60 days from the end of each Portfolio's fiscal year end, the shareholders will be notified as to the portion of distributions paid that qualify as exempt-interest dividends, capital gain distributions, and qualified dividends for corporate investors. It is suggested that shareholders keep all statements received to assist in personal record keeping.

    STATE AND LOCAL TAXES. In addition to federal taxes, shareholders may be subject to state or local taxes on their investment, depending on state law.

    CAPITAL GAINS. Shareholders may realize a capital gain or loss when they redeem (sell) or exchange shares of the Portfolios. For most types of accounts, the Portfolios will report the proceeds of a shareholder's redemptions to the shareholder and the IRS annually. However, because the tax treatment also depends on the purchase price and the shareholder's personal tax position, shareholders should keep their regular account statements to use in determining their tax.

    BUYING A DIVIDEND. On the ex-dividend date for a Portfolio's distribution, the Portfolio's share value is reduced by the amount of the distribution. If a shareholder were to buy shares just before the record date (buying a dividend), the shareholder would pay the full price for the shares and then, in effect, receive a portion of the price back as a taxable distribution.

    OTHER TAX INFORMATION. Each Portfolio is treated as a separate entity in all respects for tax purposes. There is a risk that a Portfolio may be unable to meet certain tax rules required for treatment as a regulated investment company. If this were to occur, the affected Portfolio may be required to pay federal as well as Maryland state income taxes from its assets.

    The information above is only a summary of some of the tax consequences generally affecting the Portfolios and their shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on distributions received from the Portfolios. Investors should consult their tax advisers to determine whether a Portfolio is suitable to their particular situations.

                 DIRECTORS AND OFFICERS AND AFFILIATED PERSONS

    The Directors and officers of the Company and their principal occupations during the past five years are set forth below. The Director who is an "interested person" (as defined in the 1940 Act) by virtue of his affiliation with either a fund or the Adviser is indicated by an asterisk (*).

    TODD CIPPERMAN, Vice President and Assistant Secretary. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm) 1991-1994.

    * JESSE F. WILLIAMS III, Chairman, President, and Director. Chairman of the Board, Harrison & Bates Incorporated (real estate company), since 1971. Mr. Williams is also a member of the advisory board of Crestar Bank. His address is 830 East Main Street, 5th Floor, Richmond, Virginia 23219.

    JOHN BRUCE JAMES, JR., Director. Vice President of Virginia Landmark Corporation (real estate company) since 1970. Mr. James is also a member of the Commission of Architectural Review, City of Richmond, since 1982; a member of the Board of Trustees of the Instructive Visiting Nurses Association since 1976; and a member of the Board of Directors of The Retreat Hospital, Richmond, Virginia, since 1982. Previously, he was a member of the Board of Trustees, Hampden-Sydney College. His address is 3910 Exeter Road, Richmond, Virginia 23221.

    JEAN L. OAKEY, Director. Partner at Wells Coleman & Co. (public accountants). Her business address is 3800 Patterson Avenue, Richmond, Virginia 23221.

    GLEN DOUGLAS POND, Director. Retired. Formerly the Director of the Virginia Retirement System. His address is 1545 Winona Park Drive, West Point, Virginia 23181.

    DAVID M. CARTER, Secretary, Partner, Hunton and Williams, Fund Counsel.

    KEVIN P. ROBINS, Vice President and Assistant Secretary. Senior Vice President and General Counsel of SEI Investments, the Administrator and the Distributor since 1994. Assistant Secretary of SEI Investments since 1992. Secretary of the Administrator since 1994. Vice President, General Counsel and Assistant Secretary of the Administrator and the Distributor, 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1988-1992.

    ROBERT DELLACROCE, Controller and Chief Financial Officer. Director, Funds Administration and Accounting of SEI Investments since 1994. Senior Audit Manager, Arthur Andersen LLP, 1986-1994.

    The Directors and officers of the Trust own less than 1% of the outstanding shares of any Fund.

    As of November 30, 1998, the Directors and officers of the Company received the following compensation:

                                          AGGREGATE
                                      COMPENSATION FROM                                                  TOTAL COMPENSATION FROM
                                       REGISTRANT FOR    PENSION OR RETIREMENT    ESTIMATED ANNUAL     REGISTRANT AND FUND COMPLEX
                                      FISCAL YEAR ENDED   BENEFITS ACCRUED AS       BENEFITS UPON         PAID TO DIRECTORS FOR
NAME OF PERSON, POSITION                    1998         PART OF FUND EXPENSES       RETIREMENT          FISCAL YEAR ENDED 1998
------------------------------------  -----------------  ---------------------  ---------------------  ---------------------------
Jesse F. Williams, III, Chairman,
 President and Director.............      $9,000                       0                      0                 $9,000
John Bruce James, Jr., Director.....      $9,000                       0                      0                 $9,000
Jean L. Oakey, Director.............      $9,000                       0                      0                 $9,000
Glen Douglas Pond, Director.........      $9,000                       0                      0                 $9,000

    The Company was incorporated in the State of Maryland as Bayshore Funds, Inc. on March 17, 1986. At a special meeting of shareholders held July 7, 1992, shareholders approved an amendment to the Articles of Incorporation changing the name to CrestFunds, Inc. The change was effective July 10, 1992.

                                  THE ADVISER

    The Portfolios will be managed by the Adviser's Policy & Strategy Committee. The Adviser's Policy & Strategy Committee is comprised of the President & Chief Investment Officer, Director of Equity Investment Management, Director of Fixed Income Investment Management, Director of Cash Investment Management, and senior portfolio managers. This committee meets regularly, usually on a weekly basis, to review the financial market outlook and implement asset allocation adjustments as needed.

    Pursuant to investment advisory agreements, as amended (the Advisory Agreements), the Adviser, a wholly-owned subsidiary of Crestar Bank, a subsidiary of Crestar Financial Corp., furnishes at its own expense all services, facilities and personnel necessary in connection with managing each Portfolio's investments and effecting portfolio transactions for each Portfolio. Each Advisory Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board of Directors or by vote of the shareholders, and in either case by a majority of the Directors who are not parties to each Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on each Advisory Agreement.

    Each Advisory Agreement is terminable without penalty by any Portfolio on 60 days' written notice when authorized either by vote of its shareholders or by a vote of a majority of the Board of Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment.

Each Advisory Agreement also provides that, with respect to each Portfolio, neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of the Adviser's or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreements. Each Advisory Agreement provides that the Adviser may render services to others.

    The fees paid pursuant to the Advisory Agreements are accrued daily and paid monthly. For its services under the Advisory Agreements, the Adviser receives fees with respect to each Portfolio at the annual rate of .25% of the average daily net assets of each Portfolio. The Adviser may choose to waive or reimburse a Portfolio for a portion of that Portfolio's investment advisory fee.

    For the fiscal years ended November 30, 1998 and 1997, the advisory fees paid to the Adviser with respect to each Portfolio were as follows:

                                                                               11/30/98      WAIVED      11/30/97      WAIVED
                                                                              -----------  -----------  -----------  -----------
Maximum Growth Portfolio....................................................   $ 39,508     $ 25,574     $13,269      $ 9,042
Growth and Income Portfolio.................................................   $ 53,342     $ 32,109     $22,542      $13,685
Balanced Portfolio..........................................................   $233,180     $119,987     $93,141      $48,499

    In addition to receiving its advisory fee from the Portfolios, the Adviser may also act and be compensated as investment manager for its clients with respect to assets which are invested in a Portfolio. In some instances the Adviser may elect to credit against any investment management fee received from a client who is also a shareholder in the Portfolio an amount equal to all or a portion of the fees received by the Adviser and its affiliates from a Portfolio with respect to the client's assets invested in the Portfolio.

    The Company has, under each Advisory Agreement, confirmed its obligation to pay all other expenses, including interest charges, taxes, brokerage fees and commissions; certain insurance premiums; fees, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent; telecommunications expenses; auditing, legal and compliance expenses; costs of forming the corporation and maintaining corporate existence; costs of preparing and printing the Company's prospectus, statement of additional information, subscription order forms and shareholder reports and delivering them to existing and prospective shareholders; costs of maintaining books of original entry for portfolio and Portfolio accounting and other required books and accounts and of calculating the NAV of shares of the Portfolios; costs of reproduction, stationery and supplies; compensation of directors and officers and employees of the Company and costs of other personnel performing services for the Company who are not officers of the Adviser, the Company's Distributor or their respective affiliates; costs of corporate meetings; SEC registration fees and related expenses; state securities laws registration fees and related expenses; fees payable to the Adviser under the Advisory Agreements and to the Company's Distributor under the Administration and Distribution Agreement and all other fees and expenses paid by a Portfolio pursuant to the Administration Plans or Distribution Plans.

                         ADMINISTRATOR AND DISTRIBUTOR

THE ADMINISTRATOR

    The Company and the Administrator have entered into an administration agreement (the Administration Agreement) effective March 1, 1995.

    The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

    The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation
(SIMC), a wholly-owned subsidiary of SEI Investments Company (SEI Investments), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, Alpha Select Funds, The Arbor Fund, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Huntington Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Advisor Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust and TIP Funds.

    The Administrator is entitled to a fee of $40,000 annually from each Portfolio. Commencing with the operation of each Portfolio, the Administrator has voluntarily agreed to waive its fee for a twelve month period.

THE DISTRIBUTOR

    The Distributor, a wholly-owned subsidiary of SEI, and the Company are parties to a distribution agreement (Distribution Agreement) effective as of March 1, 1995. The Distribution Agreement shall be reviewed and ratified at least annually (1) by the Company's Directors or by the vote of a majority of the outstanding shares of the Company, and (2) by the vote of a majority of the Directors of the Company who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Portfolio on not less than sixty days' notice by the Directors, by vote of a majority of the outstanding shares of such Portfolio or by the Distributor. The Distributor receives no compensation for its services.

                                 TRANSFER AGENT

    The Transfer Agent and the Company, on behalf of each of the Portfolios, have entered into a transfer agent agreement (the Transfer Agent Agreement) dated as of July 10, 1992. The Transfer Agent maintains an account for each shareholder and monitors tax reporting, performs other transfer agency functions and acts as dividend disbursing agent for each Portfolio. For these services, the Transfer Agent will be paid an annual fee of .05% of the average daily net assets of each Portfolio.

    The Transfer Agent Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board of Directors or by a vote of the shareholders and in either case by a majority of the Directors who are not parties to the Transfer Agent Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Transfer Agent Agreement.

                                   CUSTODIAN

    The Custodian, 919 East Main Street, Richmond, Virginia 23219, and the Company, on behalf of each of the Portfolios, have entered into a custodian agreement dated as of July 10, 1992. The Custodian's responsibilities include safeguarding and controlling the Portfolios' cash and securities, handling the receipt and delivery of securities and collecting income on Portfolio investments. For these services, the Custodian will receive a fee computed and paid monthly, based on the total net assets of each such Portfolio, the number of portfolio transactions of the Portfolio and the number of securities in the Portfolio's portfolio. The Custodian's fee for any fiscal year of the Company will be paid at an annual rate of .03% of each Portfolio's average daily net assets.

                                    AUDITOR

    Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, independent auditors, has been selected as auditors for the Company. Deloitte & Touche LLP has acted as independent auditors of the Company since its inception.

                                 LEGAL COUNSEL

    Hunton & Williams, Riverfront Plaza, 951 E. Byrd Street, East Tower, Richmond, VA 23219-4074 serves as legal counsel for the Company.


                        PRINCIPAL HOLDERS OF SECURITIES

    A shareholder owning of record or beneficially more than 25% of a particular Portfolio's shares may be considered to be a "controlling person" of that Portfolio. Accordingly, its vote could have a more significant effect on matters presented at shareholder meetings than the votes of the Portfolio's other shareholders. As of March 1, 1999, the following persons were the only persons who were record owners (or to the knowledge of the Company, beneficial owners) of 5% and 25% or more of the Portfolio's Trust Class shares:

                             (Asset Allocation SAI)
                             ----------------------


 Portfolio Name                      Shareholder                  %
 --------------                      -----------                 ---
 Maximum Growth Portfolio            Hamac & Co. - Div Re        88.57%
                                     Attn: Barbara Holloway
                                     PO Box 26665
                                     Richmond, Va.  23219

                                     Hamac & Co. - 401K          11.43%
                                     Expediter
                                     C/O Crestar Bank
                                     Attn: Barbara Holloway
                                     Attn: Demetrius Murray
                                     PO Box 26665
                                     Richmond, Va.  23219

 Growth and Income Portfolio         Hamac & Co. - Div Re        98.41%
                                     Attn: Barbara Holloway
                                     PO Box 26665
                                     Richmond, Va.  23219

 Balanced Portfolio                  Hamac & Co. - Div Re        87.29%
                                     Attn: Barbara Holloway
                                     PO Box 26665
                                     Richmond, Va.  23219

                                     Hamac & Co. - 401K          12.71%
                                     Expediter
                                     C/O Crestar Bank
                                     Attn: Barbara Holloway
                                     Attn: Demetrius Murray
                                     PO Box 26665
                                     Richmond, Va.  23219

                                    APPENDIX

DESCRIPTION OF CORPORATE BOND RATINGS:

    The following descriptions of corporate bond ratings have been published by S&P and Moody's.

S&P RATINGS

    Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    Bonds which are rated BBB by S&P are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

MOODY'S RATINGS

    Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds.

    Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Debt rated Baa by Moody's is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.